United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Asia Equity Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Asia Equity Fund is an all-cap, high-conviction Asia Pacific ex Japan fund focused on companies with strong franchises, high return on equity and management with a proven track record of execution. We believe that high-quality companies, if bought at the right price, should produce outperformance relative to the market over a three- to five-year time horizon.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

PERFORMANCE

The Janus Henderson Asia Equity Fund’s Class I Shares returned -13.99% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the MSCI All Country Asia ex Japan IndexSM, returned -8.76%, and its secondary benchmark, the MSCI All Country Asia Pacific ex Japan IndexSM, returned -12.36%.

INVESTMENT ENVIRONMENT

The beginning of the period saw positive equity markets as the U.S. and China finally progressed toward a trade agreement, the lack of which had weighed on markets for most of the previous year. But sentiment changed by the end of January when concerns regarding a new coronavirus first emerged. Initially this resulted in a sell-off in China and Asian assets and then the sell-off spread, like the virus itself, to other markets globally as the sheer economic impact of the COVID-19 coronavirus became apparent.

On a more positive note, we have seen a coordinated global response from central banks and governments, which have cut interest rates and offered substantial fiscal support to counter the effects of the pandemic. A sharp reduction in the price of oil also weighed on markets in the second half of the period as supply increased despite the weaker demand environment.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary and secondary benchmarks over the six-month period, driven by asset allocation as well as stock selection. At a country level, our underweight to China contributed negatively as the China market outperformed, somewhat surprisingly, during the broader market weakness. While the China market suffered initially, the government measures to contain the virus were relatively effective, and with signs of business and life returning to normal toward the end of March, the feeling was that the impact to the economy would be temporary. We steadily have increased our allocation to China over the last year, although our allocation remains less than that of the benchmark. As a reminder, we favor the private-sector businesses in China, particularly in the Internet and consumer sectors, but remain underweight to the state-owned banking and energy sectors. We are more positive on China and continue to see new opportunities in China’s Class A-share market in particular. Our overweight to India, Indonesia and the Philippines detracted from relative performance during the last six months as all these markets underperformed the regional index over the period. By sector, our underweights to the more cyclical energy and materials sectors contributed to relative returns, while our overweight and stock selection in financials and stock selection in consumer staples detracted.

Our positions within the Chinese Internet sector proved very resilient over the period, as their businesses were much less impacted by the significant changes to daily routine during the pandemic. Other, more cyclical areas of the Chinese stock market also performed better, with sectors where we have exposure, such as cement and construction machinery, expected to benefit from government stimulus later in the year. Conversely, our allocation to private sector financials in India was detrimental during the period, due to industry-wide concerns on asset quality and a government-led rescue of a fast-growing private sector bank to which we had no exposure. We maintained our positions in this sector in part given their much longer history than the troubled bank. India generally sold off more than the regional index on concerns that the COVID-19 impact could be more extensive there. However, as of period end, the government took significant measures to try to contain the spread of the virus. The story in Indonesia and the Philippines was similar: The stock markets were hit harder in the sell-off and our positions suffered.

The main change to the Fund over the period was the increase, discussed above, to the China allocation, as we continue to see the market as more defensive in the short

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

term given the country is early in its recovery from the pandemic. Other changes included reducing our financials exposure due to the more challenged margin outlook following interest rate cuts and allocating more capital to the technology sector, which we believe could recover faster later in the year.

OUTLOOK

We are in regular contact with the management teams of the companies in which we invest to better understand the business impact of COVID-19, although in some cases there is still uncertainty ahead. We have confidence that markets will rebound once there is more certainty on the peak number of virus cases, which we believe may impact some markets much more than others. We also believe that long-term business prospects and the opportunities for growth for Asian companies remain compelling. It is worth emphasizing as well that we anticipate that this pandemic will pose a temporary impact to both corporate earnings and economic growth and that we will see a recovery in equity prices once the situation stabilizes.

Thank you for your continued investment in the Janus Henderson Asia Equity Fund.

2	MARCH 31, 2020

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Tencent Holdings Ltd	6.59%	0.42%	Treasury Wine Estates Ltd	2.32%	-1.48%
Samsung Electronics Co Ltd	5.38%	0.35%	Ayala Corp	3.42%	-1.34%
Sany Heavy Industry Co Ltd	0.47%	0.35%	HDFC Bank Ltd	4.43%	-1.16%
Kweichow Moutai Co Ltd	0.45%	0.31%	Bajaj Holdings & Investment Ltd	2.13%	-1.04%
Anhui Conch Cement Co Ltd	0.59%	0.28%	Land & Houses PCL (REG)	2.60%	-0.75%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Energy	0.80%	0.00%	3.92%
	Materials	0.76%	0.59%	4.22%
	Communication Services	0.40%	6.59%	11.89%
	Utilities	0.25%	0.00%	3.11%
	Other**	-0.07%	4.72%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Financials	-2.19%	27.98%	22.86%
	Consumer Staples	-2.09%	13.19%	5.24%
	Real Estate	-0.95%	4.66%	5.73%
	Information Technology	-0.61%	17.71%	18.54%
	Consumer Discretionary	-0.51%	18.05%	14.72%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	9.3%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	9.1%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	6.6%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.2%
AIA Group Ltd
Insurance	5.1%
35.3%

Asset Allocation - (% of Net Assets)
Common Stocks	88.6%
Preferred Stocks	6.6%
Investment Companies	4.8%
Other	(0.0)%
100.0%

Emerging markets comprised 84.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-14.20%	-15.66%	1.14%	2.02%	2.74%	1.51%
Class A Shares at MOP	-19.11%	-20.48%	-0.05%	1.33%
Class C Shares at NAV	-14.57%	-16.20%	0.44%	1.32%	3.56%	2.28%
Class C Shares at CDSC	-15.42%	-17.04%	0.44%	1.32%
Class D Shares(1)	-14.07%	-15.52%	1.33%	2.20%	2.30%	1.35%
Class I Shares	-13.99%	-15.36%	1.46%	2.34%	2.33%	1.22%
Class N Shares	-13.99%	-15.36%	1.11%	1.82%	2.06%	1.18%
Class S Shares	-14.16%	-15.54%	1.19%	2.01%	3.19%	1.68%
Class T Shares	-14.10%	-15.56%	1.31%	2.17%	2.54%	1.44%
MSCI All Country Asia ex-Japan Index	-8.76%	-13.44%	1.34%	2.10%
MSCI All Country Asia-Pacific ex-Japan Index	-12.36%	-15.24%	0.63%	1.70%
Morningstar Quartile - Class I Shares	-	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	49/80	27/71	29/61

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$858.00	$6.83	$1,000.00	$1,017.65	$7.41	1.47%
Class C Shares	$1,000.00	$854.30	$10.38	$1,000.00	$1,013.80	$11.28	2.24%
Class D Shares	$1,000.00	$859.30	$6.04	$1,000.00	$1,018.50	$6.56	1.30%
Class I Shares	$1,000.00	$860.10	$5.44	$1,000.00	$1,019.15	$5.91	1.17%
Class N Shares	$1,000.00	$860.10	$5.30	$1,000.00	$1,019.30	$5.76	1.14%
Class S Shares	$1,000.00	$858.40	$6.18	$1,000.00	$1,018.35	$6.71	1.33%
Class T Shares	$1,000.00	$859.00	$6.46	$1,000.00	$1,018.05	$7.01	1.39%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 88.6%
Banks – 10.1%
Bank Central Asia Tbk PT	267,300	$452,265
Bank Rakyat Indonesia Persero Tbk PT	2,111,300	388,481
E.Sun Financial Holding Co Ltd	449,374	360,514
HDFC Bank Ltd	67,690	761,698
Ping An Bank Co Ltd - Class A	190,864	345,996
		2,308,954
Beverages – 2.1%
Kweichow Moutai Co Ltd	3,032	476,589
Construction Materials – 2.7%
Anhui Conch Cement Co Ltd	88,500	611,819
Diversified Consumer Services – 2.1%
New Oriental Education & Technology Group Inc (ADR)*	4,505	487,621
Diversified Financial Services – 3.3%
Ayala Corp	51,040	467,367
Bajaj Holdings & Investment Ltd	12,683	301,506
		768,873
Electronic Equipment, Instruments & Components – 1.1%
Largan Precision Co Ltd	2,000	248,683
Food Products – 7.7%
Tata Consumer Products Ltd	101,314	390,236
Uni-President Enterprises Corp	419,000	909,206
Vietnam Dairy Products JSC	118,694	460,080
		1,759,522
Hotels, Restaurants & Leisure – 2.2%
Sands China Ltd	137,600	500,793
Household Durables – 4.7%
Midea Group Co Ltd	89,322	611,813
Techtronic Industries Co Ltd	71,000	457,394
		1,069,207
Information Technology Services – 2.5%
Tata Consultancy Services Ltd	23,700	568,001
Insurance – 8.6%
AIA Group Ltd	130,400	1,173,156
Ping An Insurance Group Co of China Ltd	82,500	807,054
		1,980,210
Interactive Media & Services – 9.3%
Tencent Holdings Ltd	44,000	2,145,578
Internet & Direct Marketing Retail – 9.1%
Alibaba Group Holding Ltd (ADR)*	10,793	2,099,023
Machinery – 2.1%
Sany Heavy Industry Co Ltd	201,392	493,964
Personal Products – 2.9%
LG Household & Health Care Ltd	740	677,022
Real Estate Management & Development – 3.8%
City Developments Ltd	73,600	373,217
Land & Houses PCL (REG)	2,393,900	493,496
		866,713
Semiconductor & Semiconductor Equipment – 5.9%
SK Hynix Inc	2,478	167,653
Taiwan Semiconductor Manufacturing Co Ltd	134,000	1,196,343
		1,363,996
Technology Hardware, Storage & Peripherals – 3.0%
Advantech Co Ltd	72,797	600,841
Samsung Electronics Co Ltd	2,474	96,162
		697,003
Textiles, Apparel & Luxury Goods – 2.1%
Shenzhou International Group Holdings Ltd	44,700	471,949

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 3.3%
Housing Development Finance Corp Ltd	35,298	$753,954
Total Common Stocks (cost $21,058,893)		20,349,474
Preferred Stocks – 6.6%
Technology Hardware, Storage & Peripherals – 6.6%
Samsung Electronics Co Ltd (cost $1,526,202)	46,728	1,525,506
Investment Companies – 4.8%
Money Markets – 4.8%
Fidelity Investments Money Market Treasury Portfolio, 0.2600%ºº (cost $1,097,557)	1,097,557	1,097,557
Total Investments (total cost $23,682,652) – 100.0%		22,972,537
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,285)
Net Assets – 100%		$22,971,252

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$8,551,406	37.2%
Taiwan	3,315,587	14.4
India	2,775,395	12.1
South Korea	2,466,343	10.7
Hong Kong	2,131,343	9.3
United States	1,097,557	4.8
Indonesia	840,746	3.7
Thailand	493,496	2.2
Philippines	467,367	2.0
Vietnam	460,080	2.0
Singapore	373,217	1.6

Total	$22,972,537	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.
MSCI All Country Asia-Pacific ex-Japan IndexSM	The MSCI All Country Asia-Pacific ex-Japan IndexSM reflects the performance of large and mid-cap companies in developed and emerging markets in the Asia Pacific region, excluding Japan.

ADR	American Depositary Receipt
PCL	Public Company Limited
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Consumer Services	$487,621	$-	$-
Internet & Direct Marketing Retail	2,099,023	-	-
All Other	-	17,762,830	-
Preferred Stocks	-	1,525,506	-
Investment Companies	1,097,557	-	-
Total Assets	$3,684,201	$19,288,336	$-

10	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$22,972,537
Cash denominated in foreign currency(2)	37,245
Non-interested Trustees' deferred compensation	451
Receivables:
Fund shares sold	204,916
Dividends	39,924
Foreign tax reclaims	24,550
Other assets	4,568
Total Assets	23,284,191
Liabilities:
Payables:	—
Investments purchased	127,606
Fund shares repurchased	113,227
Professional fees	32,599
Non-affiliated fund administration fees payable	14,965
Advisory fees	4,008
Transfer agent fees and expenses	3,529
Custodian fees	2,299
12b-1 Distribution and shareholder servicing fees	640
Non-interested Trustees' deferred compensation fees	451
Non-interested Trustees' fees and expenses	157
Affiliated fund administration fees payable	52
Accrued expenses and other payables	13,406
Total Liabilities	312,939
Net Assets	$22,971,252

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,632,582
Total distributable earnings (loss)	(2,661,330)
Total Net Assets	$22,971,252
Net Assets - Class A Shares	$731,080
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,507
Net Asset Value Per Share(3)	$8.86
Maximum Offering Price Per Share(4)	$9.40
Net Assets - Class C Shares	$374,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,821
Net Asset Value Per Share(3)	$8.74
Net Assets - Class D Shares	$9,164,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,020,955
Net Asset Value Per Share	$8.98
Net Assets - Class I Shares	$533,331
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,353
Net Asset Value Per Share	$8.99
Net Assets - Class N Shares	$10,480,612
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,168,429
Net Asset Value Per Share	$8.97
Net Assets - Class S Shares	$417,338
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,034
Net Asset Value Per Share	$8.87
Net Assets - Class T Shares	$1,269,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,062
Net Asset Value Per Share	$8.88

(1) Includes cost of $23,682,652.

(2) Includes cost of $37,245.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$154,521
Other income	297
Foreign tax withheld	(21,584)
Total Investment Income	133,234
Expenses:
Advisory fees	128,694
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,159
Class C Shares	2,521
Class S Shares	137
Transfer agent administrative fees and expenses:
Class D Shares	6,782
Class S Shares	625
Class T Shares	1,675
Transfer agent networking and omnibus fees:
Class A Shares	297
Class C Shares	259
Class I Shares	145
Other transfer agent fees and expenses:
Class A Shares	86
Class C Shares	31
Class D Shares	2,273
Class I Shares	116
Class N Shares	253
Class S Shares	10
Class T Shares	33
Registration fees	52,323
Non-affiliated fund administration fees	29,734
Professional fees	27,806
Custodian fees	6,591
Shareholder reports expense	3,511
Affiliated fund administration fees	339
Non-interested Trustees’ fees and expenses	302
Other expenses	5,319
Total Expenses	271,021
Less: Excess Expense Reimbursement and Waivers	(100,508)
Net Expenses	170,513
Net Investment Income/(Loss)	(37,279)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	(875,756)
Total Net Realized Gain/(Loss) on Investments	(875,756)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(3,320,669)
Total Change in Unrealized Net Appreciation/Depreciation	(3,320,669)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,233,704)

(1) Includes realized foreign capital gains tax on investments of $(22,418). (2) Includes change in unrealized appreciation/depreciation of $165,624 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(37,279)	$225,692
Net realized gain/(loss) on investments	(875,756)	(1,041,868)
Change in unrealized net appreciation/depreciation	(3,320,669)	500,895
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,233,704)	(315,281)
Dividends and Distributions to Shareholders
Class A Shares	(5,855)	(63,549)
Class C Shares	—	(85,343)
Class D Shares	(91,344)	(916,560)
Class I Shares	(12,458)	(97,500)
Class N Shares	(82,050)	(632,223)
Class S Shares	(3,864)	(37,204)
Class T Shares	(9,399)	(67,544)
Net Decrease from Dividends and Distributions to Shareholders	(204,970)	(1,899,923)
Capital Share Transactions:
Class A Shares	54,113	89,862
Class C Shares	(86,480)	(566,502)
Class D Shares	(452,685)	(824,350)
Class I Shares	(695,689)	471,095
Class N Shares	3,783,530	1,119,910
Class S Shares	9,004	37,204
Class T Shares	158,339	332,850
Net Increase/(Decrease) from Capital Share Transactions	2,770,132	660,069
Net Increase/(Decrease) in Net Assets	(1,668,542)	(1,555,135)
Net Assets:
Beginning of period	24,639,794	26,194,929
End of period	$22,971,252	$24,639,794

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.39	$11.42	$11.45	$9.42	$8.31	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.10	0.07	0.02	0.05	0.01
Net realized and unrealized gain/(loss)	(1.43)	(0.27)	0.22	2.12	1.44	(0.95)
Total from Investment Operations	(1.46)	(0.17)	0.29	2.14	1.49	(0.94)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.02)	(0.05)	(0.11)	—	(0.17)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.07)	(0.86)	(0.32)	(0.11)	(0.38)	(0.54)
Net Asset Value, End of Period	$8.86	$10.39	$11.42	$11.45	$9.42	$8.31
Total Return*	(14.20)%	(0.69)%	2.48%	23.10%	18.58%	(10.07)%
Net Assets, End of Period (in thousands)	$731	$822	$816	$366	$253	$348
Average Net Assets for the Period (in thousands)	$928	$822	$954	$293	$333	$400
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.44%	2.72%	2.08%	2.49%	3.51%	2.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.49%	1.53%	1.63%	1.56%	1.61%
Ratio of Net Investment Income/(Loss)	(0.48)%	0.95%	0.60%	0.17%	0.64%	0.07%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.23	$11.30	$11.36	$9.34	$8.29	$9.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.03)	(0.01)	(0.04)	0.01	(0.03)
Net realized and unrealized gain/(loss)	(1.42)	(0.20)	0.22	2.10	1.42	(0.98)
Total from Investment Operations	(1.49)	(0.23)	0.21	2.06	1.43	(1.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.04)	—	(0.05)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	—	(0.84)	(0.27)	(0.04)	(0.38)	(0.42)
Net Asset Value, End of Period	$8.74	$10.23	$11.30	$11.36	$9.34	$8.29
Total Return*	(14.57)%	(1.28)%	1.80%	22.17%	17.87%	(10.81)%
Net Assets, End of Period (in thousands)	$374	$535	$1,244	$957	$413	$360
Average Net Assets for the Period (in thousands)	$512	$746	$1,233	$519	$381	$373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.48%	3.35%	2.78%	3.09%	4.23%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.24%	2.07%	2.25%	2.33%	2.25%	2.30%
Ratio of Net Investment Income/(Loss)	(1.26)%	(0.28)%	(0.04)%	(0.42)%	0.10%	(0.31)%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.53	$11.54	$11.56	$9.49	$8.35	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.09	0.07	0.07	0.08	0.07
Net realized and unrealized gain/(loss)	(1.44)	(0.23)	0.23	2.11	1.45	(1.00)
Total from Investment Operations	(1.46)	(0.14)	0.30	2.18	1.53	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.03)	(0.05)	(0.11)	(0.01)	(0.19)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.09)	(0.87)	(0.32)	(0.11)	(0.39)	(0.56)
Net Asset Value, End of Period	$8.98	$10.53	$11.54	$11.56	$9.49	$8.35
Total Return*	(14.07)%	(0.44)%	2.57%	23.30%	18.95%	(9.99)%
Net Assets, End of Period (in thousands)	$9,165	$11,198	$13,089	$21,577	$5,314	$5,640
Average Net Assets for the Period (in thousands)	$11,447	$11,599	$21,221	$11,542	$5,013	$6,632
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	2.29%	1.72%	2.19%	3.38%	2.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.33%	1.33%	1.44%	1.36%	1.42%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.88%	0.55%	0.67%	0.89%	0.67%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.54	$11.45	$11.56	$9.51	$8.37	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.13	(0.03)	0.11	0.10	0.06
Net realized and unrealized gain/(loss)	(1.44)	(0.17)	0.26	2.07	1.44	(0.98)
Total from Investment Operations	(1.46)	(0.04)	0.23	2.18	1.54	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.03)	(0.07)	(0.13)	(0.02)	(0.19)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.09)	(0.87)	(0.34)	(0.13)	(0.40)	(0.56)
Net Asset Value, End of Period	$8.99	$10.54	$11.45	$11.56	$9.51	$8.37
Total Return*	(13.99)%	0.45%	1.90%	23.39%	19.09%	(9.79)%
Net Assets, End of Period (in thousands)	$533	$1,406	$1,029	$12,675	$2,665	$2,470
Average Net Assets for the Period (in thousands)	$1,557	$1,208	$5,848	$7,408	$2,528	$3,017
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.98%	2.32%	1.44%	2.00%	3.19%	2.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.21%	1.26%	1.32%	1.21%	1.27%
Ratio of Net Investment Income/(Loss)	(0.33)%	1.28%	(0.25)%	1.01%	1.14%	0.57%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.52	$11.56	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.11	0.16
Net realized and unrealized gain/(loss)	(1.44)	(0.26)	(1.33)
Total from Investment Operations	(1.45)	(0.15)	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.05)	—
Distributions (from capital gains)	—	(0.84)	—
Total Dividends and Distributions	(0.10)	(0.89)	—
Net Asset Value, End of Period	$8.97	$10.52	$11.56
Total Return*	(13.99)%	(0.51)%	(9.19)%
Net Assets, End of Period (in thousands)	$10,481	$8,886	$8,501
Average Net Assets for the Period (in thousands)	$10,841	$7,989	$7,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	2.05%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.17%	1.13%
Ratio of Net Investment Income/(Loss)	(0.13)%	1.08%	1.96%
Portfolio Turnover Rate	30%	34%	41%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.41	$11.45	$11.48	$9.43	$8.32	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.09	0.06	0.01	0.07	0.07
Net realized and unrealized gain/(loss)	(1.44)	(0.25)	0.22	2.14	1.42	(1.00)
Total from Investment Operations	(1.46)	(0.16)	0.28	2.15	1.49	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.04)	(0.04)	(0.10)	—	(0.17)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.08)	(0.88)	(0.31)	(0.10)	(0.38)	(0.54)
Net Asset Value, End of Period	$8.87	$10.41	$11.45	$11.48	$9.43	$8.32
Total Return*	(14.16)%	(0.55)%	2.37%	23.07%	18.56%	(9.97)%
Net Assets, End of Period (in thousands)	$417	$481	$484	$472	$368	$310
Average Net Assets for the Period (in thousands)	$500	$467	$501	$413	$329	$390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.71%	2.98%	2.36%	2.64%	3.67%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.34%	1.58%	1.66%	1.56%	1.48%
Ratio of Net Investment Income/(Loss)	(0.35)%	0.91%	0.52%	0.15%	0.83%	0.71%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.41	$11.37	$11.42	$9.36	$8.25	$9.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.10	0.06	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	(1.43)	(0.21)	0.20	2.08	1.46	(0.96)
Total from Investment Operations	(1.45)	(0.11)	0.26	2.14	1.50	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.04)	(0.08)	(0.01)	(0.27)
Distributions (from capital gains)	—	(0.84)	(0.27)	—	(0.38)	(0.37)
Total Dividends and Distributions	(0.08)	(0.85)	(0.31)	(0.08)	(0.39)	(0.64)
Net Asset Value, End of Period	$8.88	$10.41	$11.37	$11.42	$9.36	$8.25
Total Return*	(14.10)%	(0.14)%	2.27%	23.18%	18.88%	(9.98)%
Net Assets, End of Period (in thousands)	$1,270	$1,310	$1,032	$2,937	$230	$306
Average Net Assets for the Period (in thousands)	$1,340	$1,210	$2,799	$756	$332	$566
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.28%	2.53%	1.81%	2.14%	3.41%	2.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.40%	1.41%	1.55%	1.44%	1.39%
Ratio of Net Investment Income/(Loss)	(0.40)%	0.98%	0.54%	0.55%	0.47%	0.46%
Portfolio Turnover Rate	30%	34%	41%	120%	59%	152%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

22	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

Janus Investment Fund	23

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.95%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.11% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees

24	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	25

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $1,155.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $61.

26	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	44
Class S Shares	95	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (774,404)	$ (261,901)	$ (1,036,305)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 23,692,563	$ 1,878,683	$ (2,598,709)	$ (720,026)

Janus Investment Fund	27

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	20,491	$ 227,826	38,021	$ 393,823
Reinvested dividends and distributions	523	5,801	6,736	63,182
Shares repurchased	(17,691)	(179,514)	(37,040)	(367,143)
Net Increase/(Decrease)	3,323	$ 54,113	7,717	$ 89,862
Class C Shares:
Shares sold	9,046	$ 96,995	10,176	$ 101,691
Reinvested dividends and distributions	-	-	9,206	85,343
Shares repurchased	(18,593)	(183,475)	(77,092)	(753,536)
Net Increase/(Decrease)	(9,547)	$ (86,480)	(57,710)	$ (566,502)
Class D Shares:
Shares sold	174,643	$1,835,846	153,680	$1,601,409
Reinvested dividends and distributions	8,053	90,510	94,663	898,352
Shares repurchased	(225,336)	(2,379,041)	(319,202)	(3,324,111)
Net Increase/(Decrease)	(42,640)	$ (452,685)	(70,859)	$ (824,350)
Class I Shares:
Shares sold	83,951	$ 952,561	100,625	$1,063,486
Reinvested dividends and distributions	898	10,101	10,263	97,500
Shares repurchased	(158,862)	(1,658,351)	(67,386)	(689,891)
Net Increase/(Decrease)	(74,013)	$ (695,689)	43,502	$ 471,095
Class N Shares:
Shares sold	403,039	$4,597,008	159,659	$1,706,729
Reinvested dividends and distributions	7,306	82,050	66,690	632,223
Shares repurchased	(86,354)	(895,528)	(117,517)	(1,219,042)
Net Increase/(Decrease)	323,991	$3,783,530	108,832	$1,119,910
Class S Shares:
Shares sold	470	$ 5,140	-	$ -
Reinvested dividends and distributions	348	3,864	3,966	37,204
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	818	$ 9,004	3,966	$ 37,204
Class T Shares:
Shares sold	36,630	$ 367,608	102,159	$1,026,567
Reinvested dividends and distributions	808	8,981	6,744	63,330
Shares repurchased	(20,210)	(218,250)	(73,842)	(757,047)
Net Increase/(Decrease)	17,228	$ 158,339	35,061	$ 332,850

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,171,999	$ 7,519,091	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

28	MARCH 31, 2020

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93036 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Balanced Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Michael Keough co-portfolio manager	Greg Wilensky co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Balanced Fund’s Class I Shares returned -6.73% for the six-month period ended March 31, 2020, compared with a -5.24% return for the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark. During the period, the S&P 500 Index returned -12.31%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.33%.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. stocks. However, equity markets faced an unprecedented sell-off in early 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero and committed to open-ended quantitative easing while Congress approved over $2 trillion in crisis support to consumers and businesses. Energy was by far the worst-performing sector in the S&P 500 Index. Financials also suffered as the Fed slashed interest rates. Information technology was the only sector to generate positive returns. The health care sector also fared relatively well.

Corporate credit experienced a similar swing, with spreads (the difference in yield between a security and its underlying risk-free benchmark) tightening through mid-January and then widening dramatically due to heightened risk of downgrades and defaults. Investors flocked to U.S. Treasuries and rates fell across the yield curve. The benchmark 10-year Treasury yield closed March at 0.67%, down from 1.67% in September.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund outperformed its primary benchmark, the S&P 500 Index, and underperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

We took advantage of 2019’s strong performance in equities and decreased our equity exposure heading into March’s precipitous decline in risk markets. We determined it prudent to reduce exposure to some higher-beta names that were trading at or near peak valuations and lowered our exposure to travel and leisure, energy and rate-sensitive financials. Similarly, we adopted a more defensive stance within the fixed income sleeve. We repositioned the Fund from a relatively bullish stance with 63% in equities in September to a conservative allocation by period end, with roughly 48% in stocks, 52% in fixed income and a small portion in cash. We believe this cautious stance is appropriate given the lack of visibility into the potential duration of the COVID-19 crisis and the corresponding degree of economic damage. Going forward, the asset allocation weightings will continue to be dynamic, based on market conditions and the investment opportunities our teams identify across asset classes.

The Fund’s equity sleeve underperformed the S&P 500 Index. Boeing was the sleeve’s largest relative detractor. The stock was challenged early in the period, as it awaited the Federal Aviation Administration’s approval for the

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

reinstatement of the 737 MAX aircraft. Late in the period, Boeing faced severe declines in business activity due to social distancing constraints, as did other top detractors Norwegian Cruise Line and Sysco. We exited our position in Norwegian, as we believe the global travel and leisure industries will experience long-term reverberations stemming from the COVID-19 crisis. We reduced exposure to Boeing and Sysco but still believe in the long-term potential of their businesses. Chemical producer LyondellBasell was another large detractor. The stock struggled given prices for ethylene – a primary product line – are generally tied to oil prices, which fell to less than $21 per barrel. We closed our position.

Other positioning, including underweights to the hard-hit energy and financials sectors, aided performance. The balance sheet strength of our top-performing companies and their ability to fund operations without accessing the capital markets led them to perform relatively well during the period. Microsoft and Adobe further benefited as their business lines are expected to hold up better than the overall economy due to the importance of their services to enterprises and the economic value they can create for customers. Pharmaceutical companies Eli Lilly & Co. and Bristol Myers Squibb also supported results given the often-critical nature of their products will likely result in minimal disruption in demand.

With the Fund’s overall asset allocation verging on bullish in the fourth quarter, we had reduced risk in the fixed income sleeve coming into 2020. As the spread of COVID-19 gathered momentum, but before the bulk of the markets’ collapse, we sought to preserve capital and increase liquidity by lowering our credit allocations further and increasing duration (a measure of interest rate risk) to counter the Fund’s risk asset allocations. Within corporate credit, we actively repositioned into higher-quality names we expect to better tolerate a recession.

Despite these changes, the fixed income sleeve underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Significant spread widening led our out-of-benchmark high-yield exposure, even at a multiyear low, to be among the primary drivers of underperformance. In line with the drop in credit market liquidity, mortgage securities experienced technical dislocations and were among our largest asset class detractors. At the credit sector level, our energy holdings generally detracted, and positions in WPX Energy and Continental Resource weighed on performance as the price of oil plummeted.

Positioning and security selection within investment-grade corporate credit aided relative results. With spreads reaching historically extreme levels and stimulus measures reintroducing liquidity near period end, we added to higher-quality corporate bonds through the new issue market in companies we think can perform well in a prolonged economic downturn. Additions in Coca-Cola and defense company General Dynamics added to incremental returns. Negligible exposure to government-related securities and avoiding some of the period’s large fallen angels also supported results.

OUTLOOK

The shuttering of the global economy in response to the COVID-19 pandemic has been unprecedented, as has the resulting market volatility. We know the economic ramifications will be significant, but with the duration of the shutdown still uncertain, the extent of that damage is yet to be fully understood. Stimulus from fiscal and monetary authorities has been large and swift, but high levels of uncertainty will likely hamper the effectiveness of both in the short term, leading us to expect that more will need to be done.

While premature to make forecasts around the timing of an eventual rebound, ultimately, once the health care crisis recedes, we do expect a level of growth to return, fueled by a renewal of demand and aided by the stimulus efforts. For now, we believe it is prudent to position defensively, but as companies have repriced broadly, it is equally important to remain vigilant for attractive opportunities that could benefit in an eventual recovery. Turbulent market environments such as these reinforce our belief in an active approach, both from an asset allocation standpoint and through our individual equity and fixed income holdings.

We have reduced our equity exposure and anticipate maintaining that conservative positioning in the near term, but we continue to focus on stocks of high-quality companies with significant free cash flow and strong balance sheets, which we believe will be able to better weather the storm and perhaps emerge in an even stronger competitive position. For some time, our portfolio has emphasized a set of industry trends with long-term tailwinds, including the shift to cloud computing, growth in Software as a Service business models and the increasing popularity of digital payments. We expect these themes to remain valid and potentially solidify in the face of social distancing.

2	MARCH 31, 2020

Janus Henderson Balanced Fund (unaudited)

In the fixed income sleeve, we also remain focused on companies more inclined to weather a tough economic cycle and are largely avoiding names with significant cyclical or commodity exposure. This preference is reinforced by the Fed’s buying programs. After the magnitude of spread widening this quarter, corporate credit valuations are looking more attractive, but we expect downgrades, company bankruptcies and consumer delinquencies to rise sharply. We are open to taking advantage of strong opportunities, but in-depth security analysis remains paramount. As we seek diversification across credit markets, we expect to maintain our securitized allocation, with a focus on higher-quality structures, which should also benefit from Fed purchases. We expect the volume of securities being bought, coupled with the Fed holding interest rates steady, to keep Treasury yields relatively range-bound, but we will stay alert for any eventual signs of inflation.

As we move through this crisis, we will continue to adhere to the same philosophy and process that have allowed us to navigate these and other challenging conditions: a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research with a disciplined risk management overlay.

Thank you for investing in the Janus Henderson Balanced Fund.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Microsoft Corp	6.69%	0.48%	Boeing Co	2.61%	-1.04%
UnitedHealth Group Inc	2.89%	0.44%	LyondellBasell Industries NV	1.78%	-0.70%
Adobe Inc	2.38%	0.44%	Norwegian Cruise Line Holdings Ltd	0.69%	-0.53%
Eli Lilly & Co	1.62%	0.41%	Sysco Corp	1.67%	-0.49%
Bristol-Myers Squibb Co	1.66%	0.24%	Synchrony Financial	1.19%	-0.42%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.10%	27.42%	23.45%
	Energy	0.91%	1.49%	3.98%
	Financials	0.38%	11.98%	12.62%
	Health Care	0.24%	12.35%	14.12%
	Real Estate	0.02%	3.06%	3.03%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.48%	10.58%	9.04%
	Consumer Discretionary	-0.76%	12.76%	9.85%
	Materials	-0.48%	1.78%	2.59%
	Communication Services	-0.44%	7.47%	10.52%
	Consumer Staples	-0.22%	9.67%	7.36%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	MARCH 31, 2020

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.0%
Mastercard Inc
Information Technology Services	2.5%
Apple Inc
Technology Hardware, Storage & Peripherals	2.0%
Alphabet Inc - Class C
Interactive Media & Services	1.7%
UnitedHealth Group Inc
Health Care Providers & Services	1.7%
11.9%

Asset Allocation - (% of Net Assets)
Common Stocks	47.7%
Corporate Bonds	20.7%
United States Treasury Notes/Bonds	13.3%
Mortgage-Backed Securities	12.9%
Asset-Backed/Commercial Mortgage-Backed Securities	4.3%
Investment Companies	2.3%
Bank Loans and Mezzanine Loans	0.2%
Preferred Stocks	0.0%
Other	(1.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-6.85%	-0.38%	5.80%	7.52%	9.22%	0.93%
Class A Shares at MOP	-12.20%	-6.11%	4.56%	6.88%	8.99%
Class C Shares at NAV	-7.20%	-1.09%	5.08%	6.76%	8.54%	1.65%
Class C Shares at CDSC	-8.11%	-2.05%	5.08%	6.76%	8.54%
Class D Shares(1)	-6.76%	-0.19%	6.03%	7.76%	9.32%	0.72%
Class I Shares	-6.73%	-0.12%	6.11%	7.83%	9.35%	0.65%
Class N Shares	-6.71%	-0.09%	6.18%	7.85%	9.36%	0.58%
Class R Shares	-7.05%	-0.81%	5.39%	7.11%	8.84%	1.32%
Class S Shares	-6.93%	-0.55%	5.65%	7.37%	9.07%	1.08%
Class T Shares	-6.83%	-0.29%	5.92%	7.65%	9.28%	0.83%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	9.01%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%	5.44%
Balanced Index	-5.24%	0.41%	5.47%	7.76%	7.69%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	31/693	18/636	60/523	14/182

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

6	MARCH 31, 2020

Janus Henderson Balanced Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about February 1, 2020, Jeremiah Buckley, Michael Keough, Marc Pinto, and Greg Wilensky are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$931.50	$4.39	$1,000.00	$1,020.45	$4.60	0.91%
Class C Shares	$1,000.00	$928.00	$7.62	$1,000.00	$1,017.10	$7.97	1.58%
Class D Shares	$1,000.00	$932.40	$3.43	$1,000.00	$1,021.45	$3.59	0.71%
Class I Shares	$1,000.00	$932.70	$3.14	$1,000.00	$1,021.75	$3.29	0.65%
Class N Shares	$1,000.00	$932.90	$2.75	$1,000.00	$1,022.15	$2.88	0.57%
Class R Shares	$1,000.00	$929.50	$6.37	$1,000.00	$1,018.40	$6.66	1.32%
Class S Shares	$1,000.00	$930.70	$5.16	$1,000.00	$1,019.65	$5.40	1.07%
Class T Shares	$1,000.00	$931.70	$3.91	$1,000.00	$1,020.95	$4.09	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.3%
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	$2,446,495	$2,349,335
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	12,512,000	12,399,509
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	3,081,511	2,938,668
BAMLL Commercial Mortgage Securities Trust 2013-FRR1, 0%, 5/26/20 (144A)◊	15,085,938	14,851,133
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	4,125,378	4,649,432
Bank 2019-BNK24, 2.9600%, 11/15/62	3,184,800	3,201,555
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	9,288,000	10,191,113
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	8,236,000	8,241,159
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 1.4546%, 11/15/35 (144A)‡	11,671,209	11,015,305
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.6246%, 10/15/36 (144A)‡	15,955,189	15,126,231
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.7846%, 10/15/36 (144A)‡	2,484,041	2,313,197
BX Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	16,437,000	15,987,509
BX Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	8,218,000	7,508,944
BX Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	8,218,000	7,105,209
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	12,325,000	9,958,718
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	3,137,000	2,257,849
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	4,460,627
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 1.8466%, 7/25/49 (144A)‡	2,241,343	2,098,496
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 4.4966%, 7/25/29‡	11,676,959	9,864,228
Connecticut Avenue Securities Trust 2018-C05 ,
ICE LIBOR USD 1 Month + 2.3500%, 3.2966%, 1/25/31‡	6,719,490	5,638,435
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 3.2466%, 8/25/31 (144A)‡	7,315,248	5,891,874
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 3.0966%, 9/25/31 (144A)‡	18,103,933	13,211,733
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 3.0466%, 6/25/39 (144A)‡	4,412,000	3,582,667
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.9466%, 7/25/39 (144A)‡	25,193,606	20,328,776
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 3.0466%, 10/25/39 (144A)‡	20,705,840	16,678,901
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.9466%, 1/25/40 (144A)‡	23,585,000	17,293,102
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	4,276,000	4,294,519
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	7,461,615	7,051,445
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	3,927,323	3,571,480
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	5,958,970	5,222,198
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	2,600,150	2,515,699
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	3,283,423	2,923,106
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	12,581,405	11,644,174
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	7,597,305	6,853,693
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	24,042,743	20,454,135
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	12,150,000	12,181,166
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	10,594,000	10,629,287
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	3,252,827	3,253,045
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	4,777,980	4,766,972
Drive Auto Receivables Trust 2019-2, 3.0400%, 3/15/23	10,511,000	10,491,438
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 1.1500%, 2.0966%, 9/25/29‡	53,960	53,828
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 1.8966%, 10/25/29‡	482,547	467,251
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.6000%, 1.5466%, 7/25/30‡	1,072,149	1,064,687
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.7200%, 1.6666%, 1/25/31‡	130,839	130,017

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.9466%, 3/25/31‡	$18,144,359	$15,226,259
Fannie Mae REMICS, 3.0000%, 5/25/48	17,984,818	18,781,082
Fannie Mae REMICS, 3.0000%, 11/25/49	25,734,317	27,148,995
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.3500%, 2.2966%, 3/25/29‡	904,902	891,830
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.2000%, 2.1466%, 7/25/29‡	1,425,314	1,419,036
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 1.6966%, 3/25/30‡	198,469	193,796
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8000%, 2.7466%, 7/25/30‡	7,665,479	5,692,554
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.9500%, 2.8966%, 10/25/49 (144A)‡	7,508,466	5,819,862
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7700%, 1.7166%, 11/25/49 (144A)‡	2,670,029	2,568,715
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.7000%, 2.6466%, 1/25/50 (144A)‡	14,609,000	9,973,856
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.0500%, 2.9966%, 4/25/49‡	3,777,207	3,231,873
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.7386%, 12/15/36 (144A)‡	3,938,000	3,594,156
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 2.0386%, 12/15/36 (144A)‡	4,405,000	4,072,863
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 2.3376%, 12/15/36 (144A)‡	4,900,000	4,266,113
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	5,899,397	6,504,097
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	9,847,362	10,747,234
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	8,130,000	8,421,350
Jack in the Box Funding, LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	11,371,702	11,141,118
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	12,725,535	12,642,178
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	22,506,593	22,034,987
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 1.8466%, 11/25/49 (144A)‡	1,623,985	1,544,562
JP Morgan Mortgage Trust 2019-7,
ICE LIBOR USD 1 Month + 0.9000%, 1.8466%, 2/25/50 (144A)‡	9,464,657	8,988,664
JP Morgan Mortgage Trust 2019-LTV2,
ICE LIBOR USD 1 Month + 0.9000%, 1.8466%, 12/25/49 (144A)‡	6,336,149	6,008,591
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 1.7966%, 11/25/51 (144A)‡	15,869,809	15,669,048
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 1.0500%, 1.9966%, 11/25/51 (144A)‡	1,446,667	1,406,413
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	8,398,928	9,332,775
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	12,532,337	14,213,105
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	3,912,323	4,083,020
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,018,000	1,913,469
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,065,000	1,870,723
Planet Fitness Master Issuer LLC, 3.8580%, 12/5/49 (144A)	12,573,488	10,737,866
Provident Funding Mortgage Trust 2020-1, 3.0000%, 2/25/50 (144A)‡	7,832,888	7,751,944
PRPM 2019-GS1, 3.5000%, 10/25/24 (144A)‡	7,607,297	6,702,537
PRPM 2020-1A LLC, 2.9810%, 2/25/25 (144A)Ç	4,290,419	3,771,668
PRPM LLC, 3.3510%, 11/25/24 (144A)Ç	7,337,038	6,302,965
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	12,409,000	12,457,905
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	8,742,476	8,612,187
Sequoia Mortgage Trust 2019-CH2, 4.5000%, 8/25/49 (144A)‡	7,139,288	7,294,211
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	3,988,120	3,960,537
Spruce Hill Mortgage Loan Trust 2020-SH1 A1, 2.5210%, 1/28/50 (144A)‡	3,767,066	3,581,038
Spruce Hill Mortgage Loan Trust 2020-SH1 A2, 2.6240%, 1/28/50 (144A)‡	7,351,239	6,870,264
Station Place Securitization Trust Series 2019-10,
ICE LIBOR USD 1 Month + 0.9000%, 1.8285%, 10/24/20‡	28,036,000	27,762,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Station Place Securitization Trust Series 2019-4,
ICE LIBOR USD 1 Month + 0.9000%, 1.8285%, 6/24/20‡	$33,410,000	$33,242,162
Station Place Securitization Trust Series 2019-WL1,
ICE LIBOR USD 1 Month + 1.2000%, 2.1466%, 8/25/52 (144A)‡	4,085,333	4,033,823
Station Place Securitization Trust Series 2019-WL1,
ICE LIBOR USD 1 Month + 1.4000%, 2.3466%, 8/25/52 (144A)‡	7,936,000	7,830,493
Taco Bell Funding LLC, 4.9400%, 11/25/48 (144A)	2,823,263	2,657,623
Towd Point Asset Funding, LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 1.8466%, 4/25/48 (144A)‡	6,206,897	5,974,550
Verus Securitization Trust 2020-1, 2.7240%, 1/25/60 (144A)‡	7,082,983	6,814,537
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	4,165,128	3,790,604
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	1,215,033	1,051,701
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	7,801,250	7,417,270
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $813,169,650)		754,732,535
Bank Loans and Mezzanine Loans – 0.2%
Consumer Non-Cyclical – 0.2%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 3.4044%, 2/4/27ƒ,‡ (cost $35,349,064)	35,349,064	33,404,865
Corporate Bonds – 20.7%
Banking – 4.2%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	32,910,000	34,412,987
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	12,114,000	13,074,528
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	17,473,000	17,735,095
Bank of America Corp, ICE LIBOR USD 3 Month + 3.8980%, 6.1000%‡,µ	7,642,000	7,718,420
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	11,216,000	11,686,968
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	7,621,000	7,529,053
BNP Paribas SA, SOFR + 1.5070%, 3.0520%, 1/13/31 (144A)‡	20,971,000	19,871,903
CIT Bank NA, SOFR + 1.7150%, 2.9690%, 9/27/25‡	26,250,000	22,134,787
CIT Group Inc, 5.2500%, 3/7/25	7,184,000	7,004,400
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	37,030,000	38,117,454
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	75,289,000	82,838,717
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	13,286,000	12,850,219
Citigroup Inc, 5.9000%‡,µ	1,682,000	1,623,130
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	8,715,000	8,442,656
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,136,000	3,124,811
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,232,000	2,379,918
Citizens Financial Group Inc, 4.3000%, 12/3/25	8,046,000	8,422,707
First Republic Bank/CA, 4.6250%, 2/13/47	5,833,000	6,314,072
Goldman Sachs Group Inc, 3.5000%, 4/1/25	97,727,000	99,099,250
HSBC Holdings PLC, 4.9500%, 3/31/30	6,158,000	6,791,286
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	29,483,000	31,841,990
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28‡	18,152,000	19,492,046
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	30,079,000	33,754,196
JPMorgan Chase & Co, SOFR + 1.5100%, 2.7390%, 10/15/30‡	13,471,000	13,527,442
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	27,142,000	31,488,129
Morgan Stanley, 4.3500%, 9/8/26	14,728,000	15,871,153
Morgan Stanley, 3.9500%, 4/23/27	22,928,000	23,887,602
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	25,570,000	28,419,009
Synchrony Financial, 4.3750%, 3/19/24	3,260,000	3,228,508
Synchrony Financial, 5.1500%, 3/19/29	17,148,000	16,983,029
Wells Fargo & Co, ICE LIBOR USD 3 Month + 0.7500%, 2.1640%, 2/11/26‡	40,451,000	39,453,182
Wells Fargo & Co, ICE LIBOR USD 3 Month + 1.1700%, 2.8790%, 10/30/30‡	19,386,000	19,223,724
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.7700%, 4.4780%, 4/4/31‡	34,886,000	39,445,860
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	17,873,000	18,141,095
		745,929,326
Basic Industry – 0.5%
Allegheny Technologies Inc, 5.8750%, 12/1/27	15,160,000	12,620,700
Constellium NV, 5.7500%, 5/15/24 (144A)	15,446,000	13,787,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Ecolab Inc, 4.8000%, 3/24/30	$8,652,000	$9,849,696
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	15,454,000	15,662,981
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	16,098,000	14,005,260
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	8,092,000	8,010,783
Steel Dynamics Inc, 5.5000%, 10/1/24	14,966,000	14,528,986
		88,465,506
Brokerage – 0.4%
Cboe Global Markets Inc, 3.6500%, 1/12/27	10,781,000	11,297,751
Charles Schwab Corp, 4.2000%, 3/24/25	16,034,000	16,920,757
Charles Schwab Corp, 4.6250%, 3/22/30	19,132,000	21,031,582
Raymond James Financial Inc, 5.6250%, 4/1/24	5,610,000	6,125,113
Raymond James Financial Inc, 4.6500%, 4/1/30	7,316,000	7,651,517
Raymond James Financial Inc, 4.9500%, 7/15/46	9,798,000	11,285,707
		74,312,427
Capital Goods – 1.7%
Arconic Inc, 5.4000%, 4/15/21	5,661,000	5,612,032
Avery Dennison Co, 2.6500%, 4/30/30	19,062,000	17,741,692
Boeing Co, 2.2500%, 6/15/26	1,857,000	1,644,593
Boeing Co, 3.2500%, 3/1/28	2,295,000	2,161,253
Boeing Co, 3.2000%, 3/1/29	13,547,000	12,510,693
Boeing Co, 3.6000%, 5/1/34	19,174,000	17,149,470
Carrier Global Corp, 2.2420%, 2/15/25 (144A)	9,080,000	8,867,264
Carrier Global Corp, 2.4930%, 2/15/27 (144A)	7,264,000	6,934,701
General Dynamics Corp, 3.2500%, 4/1/25	13,112,000	13,813,208
General Dynamics Corp, 3.5000%, 4/1/27	18,965,000	20,408,962
General Dynamics Corp, 3.6250%, 4/1/30	15,442,000	17,221,594
General Dynamics Corp, 4.2500%, 4/1/40	10,674,000	12,731,684
General Dynamics Corp, 4.2500%, 4/1/50	3,720,000	4,619,433
General Electric Co, 6.7500%, 3/15/32	7,872,000	9,541,749
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	13,147,000	13,536,768
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	21,929,000	22,620,448
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	19,643,000	20,336,918
Northrop Grumman Corp, 4.4000%, 5/1/30	13,196,000	15,197,461
Northrop Grumman Corp, 5.1500%, 5/1/40	5,734,000	7,245,781
Northrop Grumman Corp, 5.2500%, 5/1/50	7,375,000	10,039,710
Otis Worldwide Corp, 2.0560%, 4/5/25 (144A)	10,754,000	10,512,236
Wabtec Corp, 4.4000%, 3/15/24	12,942,000	12,859,529
Wabtec Corp, 3.4500%, 11/15/26	3,625,000	3,343,827
Wabtec Corp, 4.9500%, 9/15/28	40,004,000	36,793,261
		303,444,267
Communications – 2.1%
AT&T Inc, 3.6000%, 7/15/25	6,875,000	7,139,483
AT&T Inc, 5.2500%, 3/1/37	3,121,000	3,633,538
AT&T Inc, 4.8500%, 3/1/39	9,371,000	10,602,702
AT&T Inc, 4.7500%, 5/15/46	6,738,000	7,482,989
AT&T Inc, 4.5000%, 3/9/48	13,228,000	14,355,813
CenturyLink Inc, 6.4500%, 6/15/21	9,843,000	9,970,959
CenturyLink Inc, 5.8000%, 3/15/22	5,476,000	5,527,036
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	34,964,000	37,955,360
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	3,508,000	4,288,902
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	2,807,000	3,033,210

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.8000%, 3/1/50	$16,389,000	$17,076,173
Comcast Corp, 3.1000%, 4/1/25	5,116,000	5,409,340
Comcast Corp, 3.1500%, 3/1/26	6,645,000	6,971,081
Comcast Corp, 3.3000%, 4/1/27	13,940,000	14,841,756
Comcast Corp, 4.1500%, 10/15/28	8,193,000	9,327,241
Comcast Corp, 2.6500%, 2/1/30	6,880,000	7,086,284
Comcast Corp, 3.4000%, 4/1/30	13,940,000	15,102,249
Comcast Corp, 4.2500%, 10/15/30	16,269,000	19,074,421
Comcast Corp, 4.6000%, 10/15/38	7,205,000	8,976,623
Comcast Corp, 3.7500%, 4/1/40	5,569,000	6,154,820
Comcast Corp, 4.9500%, 10/15/58	7,419,000	10,246,061
Crown Castle International Corp, 3.6500%, 9/1/27	7,252,000	7,225,251
Crown Castle International Corp, 4.3000%, 2/15/29	11,688,000	12,119,810
Crown Castle International Corp, 3.1000%, 11/15/29	15,783,000	15,136,320
Crown Castle International Corp, 3.3000%, 7/1/30	4,437,000	4,400,572
Crown Castle International Corp, 4.1500%, 7/1/50	4,610,000	4,559,290
Fox Corp, 4.0300%, 1/25/24 (144A)	9,055,000	9,407,718
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	18,929,000	17,765,624
T-Mobile USA Inc, 6.3750%, 3/1/25	17,458,000	17,850,805
Verizon Communications Inc, 2.6250%, 8/15/26	15,284,000	15,783,566
Verizon Communications Inc, 3.0000%, 3/22/27	8,199,000	8,628,073
Verizon Communications Inc, 3.1500%, 3/22/30	6,954,000	7,478,164
Verizon Communications Inc, 4.8620%, 8/21/46	4,862,000	6,339,600
Verizon Communications Inc, 4.5220%, 9/15/48	3,585,000	4,525,455
Verizon Communications Inc, 4.0000%, 3/22/50	4,958,000	5,884,186
		361,360,475
Consumer Cyclical – 2.6%
Alimentation Couche-Tard Inc, 2.9500%, 1/25/30 (144A)	4,718,000	4,385,614
AutoZone Inc, 3.7500%, 4/18/29	16,231,000	16,450,506
Choice Hotels International Inc, 3.7000%, 12/1/29	15,501,000	12,400,800
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	37,937,000	36,249,924
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,944,000	1,938,343
General Motors Co, 4.2000%, 10/1/27	5,709,000	4,658,867
General Motors Co, 5.0000%, 10/1/28	16,117,000	14,131,784
General Motors Co, 5.4000%, 4/1/48	5,565,000	4,056,868
General Motors Financial Co Inc, 4.3500%, 4/9/25	9,494,000	8,505,568
General Motors Financial Co Inc, 4.3000%, 7/13/25	2,916,000	2,678,105
General Motors Financial Co Inc, 4.3500%, 1/17/27	8,077,000	6,672,135
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	2,572,000	2,276,220
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	4,671,000	4,320,675
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	9,539,000	8,455,370
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	1,278,000	1,092,946
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	17,327,000	14,568,542
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	5,334,000	5,602,874
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	9,209,000	9,679,119
Lowe's Cos Inc, 4.0000%, 4/15/25	19,662,000	21,018,563
Lowe's Cos Inc, 4.5000%, 4/15/30	20,350,000	22,453,183
Lowe's Cos Inc, 5.0000%, 4/15/40	10,401,000	11,770,176
Lowe's Cos Inc, 5.1250%, 4/15/50	14,214,000	17,121,283
Mastercard Inc, 3.3000%, 3/26/27	16,360,000	17,777,675
Mastercard Inc, 3.3500%, 3/26/30	20,733,000	23,038,794
Mastercard Inc, 3.8500%, 3/26/50	11,711,000	14,294,265
McDonald's Corp, 3.3000%, 7/1/25	5,528,000	5,722,304
McDonald's Corp, 3.5000%, 7/1/27	17,385,000	18,335,453
McDonald's Corp, 2.6250%, 9/1/29	19,963,000	19,233,131
McDonald's Corp, 3.6250%, 9/1/49	8,343,000	8,452,428
MDC Holdings Inc, 5.5000%, 1/15/24	8,120,000	8,120,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Resorts International, 7.7500%, 3/15/22	$1,964,000	$1,945,381
NIKE Inc, 2.4000%, 3/27/25	6,297,000	6,527,587
NIKE Inc, 2.7500%, 3/27/27	9,757,000	10,195,725
NIKE Inc, 3.2500%, 3/27/40	7,280,000	7,601,360
NIKE Inc, 3.3750%, 3/27/50	4,755,000	5,211,066
Nordstrom Inc, 4.3750%, 4/1/30	16,799,000	13,445,182
O'Reilly Automotive Inc, 3.6000%, 9/1/27	333,000	319,964
O'Reilly Automotive Inc, 4.3500%, 6/1/28	2,564,000	2,659,067
O'Reilly Automotive Inc, 3.9000%, 6/1/29	18,302,000	18,301,543
Starbucks Corp, 4.4500%, 8/15/49	9,729,000	11,118,559
Visa Inc, 1.9000%, 4/15/27	21,497,000	21,536,447
Visa Inc, 2.0500%, 4/15/30	14,162,000	14,141,465
Visa Inc, 2.7000%, 4/15/40	6,085,000	6,063,284
		464,528,145
Consumer Non-Cyclical – 4.3%
AbbVie Inc, 2.6000%, 11/21/24 (144A)	10,264,000	10,428,449
Allergan Finance LLC, 3.2500%, 10/1/22	9,148,000	9,171,318
Allergan Funding SCS, 3.4500%, 3/15/22	20,364,000	21,140,403
Allergan Funding SCS, 3.8000%, 3/15/25	10,921,000	11,183,287
Allergan Inc/United States, 2.8000%, 3/15/23	726,000	721,749
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	16,865,000	18,408,267
Anheuser-Busch InBev, 4.7500%, 4/15/58	10,221,000	10,498,143
Anheuser-Busch InBev Worldwide Inc, 4.1500%, 1/23/25	30,603,000	33,010,823
Baxter International Inc, 3.7500%, 10/1/25 (144A)	17,519,000	18,619,971
Baxter International Inc, 3.9500%, 4/1/30 (144A)	15,291,000	16,533,930
Boston Scientific Corp, 3.7500%, 3/1/26	10,617,000	11,136,374
Boston Scientific Corp, 4.0000%, 3/1/29	3,716,000	3,932,923
Boston Scientific Corp, 4.7000%, 3/1/49	5,944,000	6,796,709
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	6,875,000	7,554,952
Campbell Soup Co, 3.9500%, 3/15/25	6,894,000	7,277,951
Cigna Corp, 3.4000%, 9/17/21	2,153,000	2,185,158
Cigna Corp, 2.4000%, 3/15/30	7,285,000	6,891,101
Cigna Corp, 3.2000%, 3/15/40	3,314,000	3,035,159
Cigna Corp, 3.4000%, 3/15/50	4,998,000	4,760,477
Coca-Cola Co, 2.9500%, 3/25/25	7,797,000	8,341,326
Coca-Cola Co, 3.3750%, 3/25/27	16,804,000	18,552,441
Coca-Cola Co, 3.4500%, 3/25/30	11,662,000	13,189,545
Coca-Cola Co, 4.2000%, 3/25/50	12,597,000	16,504,566
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	9,660,000	9,448,664
CVS Health Corp, 4.1000%, 3/25/25	18,139,000	19,089,790
CVS Health Corp, 3.0000%, 8/15/26	1,849,000	1,841,813
CVS Health Corp, 4.3000%, 3/25/28	11,369,000	12,073,920
CVS Health Corp, 4.1250%, 4/1/40	9,026,000	9,073,526
CVS Health Corp, 5.0500%, 3/25/48	9,520,000	10,810,968
CVS Health Corp, 4.2500%, 4/1/50	4,460,000	4,636,751
DH Europe Finance II Sarl, 2.2000%, 11/15/24	7,778,000	7,557,083
DH Europe Finance II Sarl, 2.6000%, 11/15/29	4,266,000	4,147,848
DH Europe Finance II Sarl, 3.4000%, 11/15/49	5,489,000	5,347,864
Elanco Animal Health Inc, 5.0220%, 8/28/23Ç	5,166,000	5,225,413
Elanco Animal Health Inc, 5.6500%, 8/28/28Ç	3,473,000	3,665,062
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	11,871,000	11,059,884
General Mills Inc, 4.2000%, 4/17/28	16,396,000	18,111,633
General Mills Inc, 2.8750%, 4/15/30	5,553,000	5,541,894
Hasbro Inc, 3.0000%, 11/19/24	8,798,000	9,005,718
Hasbro Inc, 3.5500%, 11/19/26	11,696,000	11,160,314
Hasbro Inc, 3.9000%, 11/19/29	31,506,000	28,376,511
HCA Inc, 4.7500%, 5/1/23	14,309,000	14,658,435
HCA Inc, 5.3750%, 2/1/25	8,166,000	8,308,823

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
HCA Inc, 5.8750%, 2/15/26	$4,299,000	$4,476,979
HCA Inc, 5.3750%, 9/1/26	3,296,000	3,394,880
HCA Inc, 5.6250%, 9/1/28	4,648,000	4,865,062
HCA Inc, 5.8750%, 2/1/29	7,114,000	7,523,055
HCA Inc, 3.5000%, 9/1/30	25,079,000	22,768,759
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,750,000	5,070,625
JM Smucker Co, 2.3750%, 3/15/30	10,479,000	9,658,368
JM Smucker Co, 3.5500%, 3/15/50	4,924,000	4,490,706
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	18,661,000	20,431,145
Mars Inc, 2.7000%, 4/1/25 (144A)	6,045,000	6,215,464
Mars Inc, 3.2000%, 4/1/30 (144A)	7,422,000	7,756,000
Mars Inc, 4.2000%, 4/1/59 (144A)	6,289,000	6,886,028
Mondelez International Holdings Netherlands BV, 2.2500%, 9/19/24 (144A)	14,117,000	14,021,678
PepsiCo Inc, 2.2500%, 3/19/25	11,981,000	12,437,327
PepsiCo Inc, 2.6250%, 3/19/27	3,707,000	3,872,675
PepsiCo Inc, 3.6250%, 3/19/50	9,986,000	11,850,412
PepsiCo Inc, 3.8750%, 3/19/60	3,045,000	3,826,671
Pfizer Inc, 2.6250%, 4/1/30	5,124,000	5,376,824
Procter & Gamble Co, 2.4500%, 3/25/25	4,770,000	5,000,503
Procter & Gamble Co, 2.8000%, 3/25/27	7,572,000	8,256,916
Procter & Gamble Co, 3.0000%, 3/25/30	4,391,000	4,874,185
Procter & Gamble Co, 3.5500%, 3/25/40	8,720,000	10,169,848
Procter & Gamble Co, 3.6000%, 3/25/50	4,638,000	5,720,985
Sysco Corp, 2.5000%, 7/15/21	2,241,000	2,242,737
Sysco Corp, 5.6500%, 4/1/25	6,985,000	7,273,027
Sysco Corp, 2.4000%, 2/15/30	4,513,000	3,707,620
Sysco Corp, 5.9500%, 4/1/30	21,351,000	22,482,346
Sysco Corp, 6.6000%, 4/1/40	17,344,000	18,606,893
Sysco Corp, 6.6000%, 4/1/50	21,407,000	23,260,871
Thermo Fisher Scientific Inc, 4.1330%, 3/25/25	10,164,000	10,890,799
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	23,840,000	26,872,694
		763,299,018
Electric – 1.1%
AEP Transmission Co LLC, 3.6500%, 4/1/50	9,667,000	9,971,454
Ameren Corp, 3.5000%, 1/15/31	32,109,000	32,196,452
Berkshire Hathaway Energy, 3.7000%, 7/15/30 (144A)	16,964,000	18,028,114
Berkshire Hathaway Energy, 4.2500%, 10/15/50 (144A)	17,823,000	20,367,372
Dominion Energy Inc, 3.3750%, 4/1/30	21,892,000	21,671,985
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	16,897,000	16,725,747
NRG Energy Inc, 7.2500%, 5/15/26	16,099,000	16,863,702
NRG Energy Inc, 6.6250%, 1/15/27	18,534,000	19,275,360
Oncor Electric Delivery Co LLC, 3.7000%, 11/15/28	10,505,000	11,242,931
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49	15,875,000	16,731,706
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,215,000	9,405,022
		192,479,845
Energy – 0.7%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	33,684,000	25,190,050
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,737,000	5,417,935
Energy Transfer Operating LP, 5.5000%, 6/1/27	4,277,000	3,739,286
Energy Transfer Operating LP, 4.9500%, 6/15/28	705,000	583,664
Hess Corp, 4.3000%, 4/1/27	16,202,000	11,984,123
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	23,859,000	16,768,105
HollyFrontier Corp, 5.8750%, 4/1/26	13,285,000	11,518,005
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	476,000	477,068
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	4,960,000	4,868,084
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	11,522,000	10,993,505
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	14,498,000	11,734,504
WPX Energy Inc, 4.5000%, 1/15/30	27,643,000	15,010,149
		118,284,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Financial Institutions – 0.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	$10,463,000	$10,394,456
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	20,519,000	16,928,175
Insurance – 0.6%
Brown & Brown Inc, 4.5000%, 3/15/29	9,188,000	9,901,934
Centene Corp, 4.7500%, 5/15/22	652,000	655,260
Centene Corp, 5.3750%, 6/1/26 (144A)	23,064,000	23,758,457
Centene Corp, 4.2500%, 12/15/27 (144A)	19,937,000	19,974,880
Centene Corp, 4.6250%, 12/15/29 (144A)	29,819,000	29,968,095
Centene Corp, 3.3750%, 2/15/30 (144A)	13,281,000	12,351,330
		96,609,956
Real Estate Investment Trusts (REITs) – 0.1%
Alexandria Real Estate Equities Inc, 4.9000%, 12/15/30	17,613,000	19,134,349
Technology – 1.9%
Broadridge Financial Solutions Inc, 2.9000%, 12/1/29	31,275,000	29,394,753
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	19,878,000	19,803,457
Equifax Inc, 2.6000%, 12/1/24	25,689,000	24,284,657
Equinix Inc, 2.6250%, 11/18/24	7,454,000	6,960,471
Equinix Inc, 2.9000%, 11/18/26	6,240,000	5,714,692
Equinix Inc, 3.2000%, 11/18/29	14,035,000	12,996,550
Global Payments Inc, 3.2000%, 8/15/29	4,239,000	4,141,211
Keysight Technologies Inc, 3.0000%, 10/30/29	16,919,000	15,984,303
Lam Research Corp, 4.0000%, 3/15/29	2,810,000	3,190,742
Marvell Technology Group Ltd, 4.2000%, 6/22/23	4,911,000	5,020,470
Marvell Technology Group Ltd, 4.8750%, 6/22/28	28,487,000	29,514,314
MSCI Inc, 4.0000%, 11/15/29 (144A)	1,580,000	1,569,540
MSCI Inc, 3.6250%, 9/1/30 (144A)	12,440,000	11,802,450
Oracle Corp, 2.5000%, 4/1/25	14,005,000	14,297,295
Oracle Corp, 2.8000%, 4/1/27	34,379,000	35,043,296
PayPal Holdings Inc, 2.4000%, 10/1/24	8,092,000	8,131,666
PayPal Holdings Inc, 2.6500%, 10/1/26	24,196,000	23,710,252
PayPal Holdings Inc, 2.8500%, 10/1/29	14,852,000	14,741,374
Total System Services Inc, 4.8000%, 4/1/26	11,514,000	12,728,870
Trimble Inc, 4.7500%, 12/1/24	18,202,000	19,127,332
Trimble Inc, 4.9000%, 6/15/28	34,648,000	37,319,292
Verisk Analytics Inc, 5.5000%, 6/15/45	5,717,000	7,270,232
		342,747,219
Transportation – 0.3%
United Parcel Service Inc, 3.9000%, 4/1/25	11,125,000	12,054,910
United Parcel Service Inc, 4.4500%, 4/1/30	9,665,000	10,940,211
United Parcel Service Inc, 5.2000%, 4/1/40	6,353,000	7,760,151
United Parcel Service Inc, 5.3000%, 4/1/50	13,740,000	18,095,693
		48,850,965
Total Corporate Bonds (cost $3,623,910,200)		3,646,768,607
Mortgage-Backed Securities – 12.9%
Fannie Mae:
3.5000%, 7/25/33	30,181,397	31,766,222
2.5000%, 8/25/34	2,315,000	2,402,623
4.0000%, 12/25/34	8,627,114	9,078,312
3.5000%, 8/25/48	19,909,988	21,063,374
4.5000%, 9/25/48	5,386,000	5,793,020
2.5000%, 8/25/49	5,306,000	5,500,093
		75,603,644
Fannie Mae Pool:
7.5000%, 7/1/28	78,170	89,408
2.5000%, 12/1/32	5,859,931	6,099,532
2.5000%, 9/1/34	769,792	801,465
2.5000%, 9/1/34	596,558	621,104

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
2.5000%, 10/1/34	$5,720,760	$5,956,146
3.0000%, 10/1/34	3,224,839	3,386,370
2.5000%, 11/1/34	1,922,331	2,002,875
3.0000%, 11/1/34	1,133,718	1,193,362
3.0000%, 12/1/34	1,100,322	1,158,054
2.5000%, 1/1/35	18,615,401	19,326,061
6.0000%, 2/1/37	372,241	438,667
3.5000%, 10/1/42	5,988,126	6,412,011
4.5000%, 11/1/42	2,416,609	2,662,735
3.5000%, 12/1/42	9,678,915	10,364,062
3.0000%, 1/1/43	1,250,543	1,326,063
3.0000%, 2/1/43	344,414	364,791
3.5000%, 2/1/43	9,323,260	9,983,230
3.5000%, 2/1/43	4,532,872	4,840,845
3.5000%, 3/1/43	7,110,797	7,593,921
3.5000%, 4/1/43	24,649,950	26,324,723
3.0000%, 5/1/43	17,940,155	18,878,404
3.0000%, 5/1/43	2,544,537	2,691,215
3.5000%, 11/1/43	13,443,964	14,395,629
3.5000%, 12/1/43	16,347,552	17,458,242
3.5000%, 4/1/44	4,612,825	4,950,784
5.0000%, 7/1/44	297,361	327,952
4.5000%, 10/1/44	5,381,038	5,897,859
3.5000%, 2/1/45	20,897,798	22,317,642
3.5000%, 2/1/45	3,606,257	3,851,274
4.5000%, 3/1/45	8,378,112	9,182,786
4.5000%, 6/1/45	5,082,599	5,572,762
3.0000%, 10/1/45	5,071,846	5,346,884
3.0000%, 10/1/45	2,896,566	3,053,642
3.5000%, 12/1/45	3,229,431	3,465,119
3.0000%, 1/1/46	734,679	774,520
4.5000%, 2/1/46	11,939,275	13,155,259
3.0000%, 3/1/46	21,467,742	22,590,480
3.0000%, 3/1/46	14,781,152	15,554,189
3.5000%, 5/1/46	1,931,306	2,055,826
3.5000%, 7/1/46	10,618,145	11,322,122
3.5000%, 7/1/46	5,969,063	6,385,194
3.5000%, 8/1/46	30,843,897	32,832,538
3.5000%, 8/1/46	3,262,296	3,472,630
3.0000%, 9/1/46	33,435,548	35,407,568
3.5000%, 12/1/46	1,010,986	1,076,169
3.0000%, 2/1/47	100,766,480	106,709,660
3.0000%, 2/1/47	14,941,934	15,823,205
3.0000%, 3/1/47	10,520,173	11,098,041
4.5000%, 5/1/47	1,862,372	2,023,761
4.5000%, 5/1/47	1,559,260	1,690,674
4.5000%, 5/1/47	1,538,788	1,666,485
4.5000%, 5/1/47	1,184,156	1,282,423
4.5000%, 5/1/47	1,161,336	1,261,975
4.5000%, 5/1/47	951,832	1,032,052
4.5000%, 5/1/47	608,483	659,766
4.5000%, 5/1/47	401,962	436,795
4.5000%, 5/1/47	356,531	387,427
4.0000%, 6/1/47	1,496,073	1,605,587
4.0000%, 6/1/47	806,471	865,571
4.0000%, 6/1/47	708,609	759,382
4.0000%, 6/1/47	315,034	338,120
4.5000%, 6/1/47	7,742,818	8,384,877
4.5000%, 6/1/47	624,260	678,357

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 7/1/47	$1,294,523	$1,389,283
4.0000%, 7/1/47	1,157,073	1,241,772
4.0000%, 7/1/47	452,569	484,997
4.0000%, 7/1/47	313,052	335,968
4.5000%, 7/1/47	5,585,794	6,048,986
4.5000%, 7/1/47	4,313,117	4,670,774
4.5000%, 7/1/47	3,467,874	3,755,441
3.5000%, 8/1/47	5,059,330	5,383,935
3.5000%, 8/1/47	3,166,189	3,361,006
3.5000%, 8/1/47	1,653,330	1,778,410
4.0000%, 8/1/47	2,410,019	2,586,435
4.0000%, 8/1/47	1,350,819	1,449,701
4.5000%, 8/1/47	6,293,204	6,815,056
4.5000%, 8/1/47	935,239	1,012,792
4.0000%, 9/1/47	520,685	560,511
4.5000%, 9/1/47	3,661,652	3,965,288
4.5000%, 9/1/47	2,486,163	2,692,323
4.5000%, 9/1/47	2,083,572	2,256,348
4.0000%, 10/1/47	3,799,920	4,078,078
4.0000%, 10/1/47	2,236,668	2,407,748
4.0000%, 10/1/47	2,134,462	2,297,724
4.0000%, 10/1/47	1,777,919	1,908,064
4.0000%, 10/1/47	1,421,358	1,530,076
4.5000%, 10/1/47	848,198	918,533
4.5000%, 10/1/47	435,646	471,771
4.0000%, 11/1/47	4,106,148	4,406,723
4.0000%, 11/1/47	1,243,888	1,334,942
4.5000%, 11/1/47	4,461,000	4,830,920
3.5000%, 12/1/47	9,251,941	9,846,418
3.5000%, 12/1/47	4,213,084	4,471,176
3.5000%, 12/1/47	951,602	1,023,594
3.5000%, 12/1/47	464,784	499,946
4.0000%, 12/1/47	5,689,147	6,081,347
3.5000%, 1/1/48	6,668,245	7,091,910
3.5000%, 1/1/48	6,603,461	7,027,762
4.0000%, 1/1/48	22,644,699	24,365,394
4.0000%, 1/1/48	9,912,506	10,650,854
4.0000%, 1/1/48	1,837,726	1,964,415
3.0000%, 2/1/48	5,794,139	6,125,536
3.5000%, 3/1/48	4,194,753	4,462,153
3.5000%, 3/1/48	709,284	762,520
4.0000%, 3/1/48	8,484,349	9,121,372
4.5000%, 3/1/48	5,435,987	5,883,055
4.5000%, 3/1/48	371,640	401,338
3.5000%, 4/1/48	9,191,341	9,781,054
3.5000%, 4/1/48	7,951,332	8,524,458
4.5000%, 4/1/48	5,238,606	5,669,440
3.0000%, 5/1/48	3,105,227	3,267,627
4.0000%, 5/1/48	11,661,507	12,469,514
4.5000%, 5/1/48	3,598,523	3,894,474
4.5000%, 5/1/48	3,532,833	3,823,381
5.0000%, 5/1/48	9,065,129	9,816,920
4.5000%, 6/1/48	6,549,326	7,087,957
4.5000%, 6/1/48	3,815,369	4,129,154
4.5000%, 8/1/48	333,983	360,441
3.5000%, 11/1/48	13,174,013	14,123,586
3.5000%, 1/1/49	3,076,111	3,271,913
4.0000%, 2/1/49	5,211,637	5,572,264
3.5000%, 7/1/49	38,037,404	40,281,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 8/1/49	$6,140,171	$6,479,759
3.0000%, 8/1/49	3,484,528	3,677,244
3.0000%, 9/1/49	7,592,275	7,987,548
3.0000%, 9/1/49	4,352,883	4,579,816
3.0000%, 9/1/49	3,246,786	3,411,895
3.0000%, 9/1/49	1,189,625	1,253,977
4.0000%, 9/1/49	10,785,942	11,578,112
3.0000%, 10/1/49	16,790,932	17,613,841
3.0000%, 12/1/49	2,727,941	2,864,201
2.5000%, 1/1/50	2,545,162	2,645,533
3.0000%, 1/1/50	32,334,807	33,919,508
3.0000%, 1/1/50	11,728,656	12,316,292
3.0000%, 1/1/50	5,589,504	5,872,379
3.5000%, 1/1/50	3,505,889	3,730,166
2.5000%, 3/1/50	5,242,920	5,441,749
3.0000%, 3/1/50	33,620,657	35,324,815
3.0000%, 3/1/50	32,247,893	33,892,267
3.5000%, 8/1/56	17,804,767	19,489,552
3.0000%, 2/1/57	16,579,545	17,804,824
3.5000%, 2/1/57	35,839,988	39,231,367
3.0000%, 6/1/57	312,625	335,648
		1,104,942,982
Freddie Mac Gold Pool:
3.0000%, 2/1/31	5,522,414	5,795,628
6.0000%, 4/1/40	6,137,277	7,248,199
3.5000%, 7/1/42	1,271,094	1,361,649
3.5000%, 8/1/42	1,657,326	1,775,397
3.5000%, 8/1/42	1,492,692	1,599,034
3.0000%, 6/1/43	1,916,919	2,008,363
4.5000%, 5/1/44	2,247,992	2,465,311
4.0000%, 4/1/45	60,995	66,046
3.5000%, 7/1/46	28,635,970	30,735,809
3.5000%, 4/1/47	970,886	1,038,864
3.5000%, 9/1/47	20,030,542	21,270,660
3.5000%, 9/1/47	11,287,645	11,974,379
3.5000%, 12/1/47	14,196,275	15,184,684
3.5000%, 3/1/48	4,043,947	4,310,502
4.5000%, 3/1/48	319,661	343,714
3.5000%, 4/1/48	1,469,933	1,566,875
4.0000%, 5/1/48	2,581,514	2,755,005
3.5000%, 8/1/48	15,447,130	16,465,321
5.0000%, 9/1/48	1,230,232	1,333,402
3.5000%, 11/1/48	19,700,887	21,006,804
4.0000%, 6/1/49	1,046,259	1,125,147
4.0000%, 6/1/49	999,484	1,066,715
		152,497,508
Freddie Mac Pool:
3.0000%, 5/1/31	43,026,440	45,198,566
2.5000%, 11/1/31	1,446,402	1,506,010
2.5000%, 12/1/31	1,734,713	1,806,203
3.0000%, 9/1/32	5,886,278	6,184,066
3.0000%, 10/1/32	3,105,620	3,260,292
2.5000%, 12/1/32	4,774,914	4,970,197
3.0000%, 12/1/32	2,440,860	2,561,725
3.0000%, 1/1/33	3,425,298	3,598,584
2.5000%, 12/1/33	28,862,368	30,004,902
2.5000%, 7/1/34	2,881,985	2,994,046
2.5000%, 9/1/34	1,689,989	1,759,525
2.5000%, 10/1/34	11,087,821	11,532,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.0000%, 10/1/34	$5,741,308	$6,037,089
3.0000%, 10/1/34	2,516,223	2,642,260
2.5000%, 11/1/34	8,006,131	8,341,584
2.5000%, 11/1/34	1,581,355	1,647,613
3.5000%, 2/1/43	3,995,777	4,267,250
3.0000%, 3/1/43	15,596,732	16,516,955
3.5000%, 2/1/44	3,956,985	4,225,823
3.5000%, 12/1/44	25,682,362	27,427,225
3.0000%, 1/1/45	8,515,921	9,003,080
3.0000%, 1/1/46	831,417	881,491
3.5000%, 7/1/46	5,718,842	6,102,219
3.0000%, 10/1/46	12,836,181	13,522,614
3.5000%, 10/1/46	18,698,125	19,902,484
3.5000%, 2/1/47	11,567,585	12,312,660
4.0000%, 3/1/47	2,634,524	2,835,769
3.0000%, 9/1/47	9,127,337	9,615,434
3.5000%, 11/1/47	8,302,847	8,836,126
3.5000%, 11/1/47	2,581,211	2,759,972
3.5000%, 12/1/47	6,189,101	6,586,617
3.5000%, 12/1/47	6,047,870	6,466,713
3.5000%, 2/1/48	6,398,723	6,800,780
3.5000%, 2/1/48	6,325,964	6,729,974
3.5000%, 3/1/48	15,173,307	16,224,127
4.0000%, 3/1/48	6,131,183	6,591,257
4.0000%, 4/1/48	16,490,258	17,632,173
4.0000%, 4/1/48	7,141,801	7,667,127
4.0000%, 5/1/48	14,054,999	15,028,278
4.5000%, 7/1/48	3,376,558	3,645,917
4.5000%, 12/1/48	5,257,754	5,702,673
3.0000%, 8/1/49	5,670,848	5,974,359
3.0000%, 8/1/49	1,956,187	2,064,376
3.5000%, 8/1/49	2,971,083	3,159,007
3.5000%, 8/1/49	2,265,077	2,395,838
3.5000%, 8/1/49	1,225,162	1,295,890
3.0000%, 9/1/49	1,897,806	1,992,601
3.5000%, 9/1/49	3,341,783	3,547,932
3.5000%, 9/1/49	1,279,108	1,360,413
3.5000%, 9/1/49	151,949	161,655
3.0000%, 10/1/49	6,219,278	6,529,931
3.0000%, 10/1/49	5,392,560	5,659,291
3.0000%, 10/1/49	3,300,819	3,464,086
3.0000%, 10/1/49	2,692,061	2,830,250
3.0000%, 10/1/49	2,180,826	2,289,758
3.0000%, 10/1/49	1,307,652	1,372,969
3.0000%, 11/1/49	6,097,291	6,398,881
3.0000%, 11/1/49	5,838,280	6,124,409
3.0000%, 11/1/49	3,948,756	4,144,073
3.0000%, 11/1/49	2,463,068	2,586,098
3.0000%, 12/1/49	6,205,516	6,512,459
3.0000%, 12/1/49	3,759,565	3,945,524
3.0000%, 12/1/49	3,261,921	3,423,265
2.5000%, 1/1/50	1,187,079	1,233,892
3.0000%, 1/1/50	10,639,385	11,170,822
3.0000%, 1/1/50	1,049,996	1,102,772
3.5000%, 1/1/50	2,319,134	2,467,493
3.0000%, 2/1/50	4,711,755	4,942,674
3.0000%, 2/1/50	2,987,045	3,137,181
3.0000%, 3/1/50	8,560,465	8,997,114
3.0000%, 3/1/50	4,368,641	4,601,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.0000%, 3/1/50	$4,289,507	$4,508,305
3.0000%, 3/1/50	3,037,114	3,189,043
3.5000%, 3/1/50	2,553,184	2,715,806
		496,629,701
Ginnie Mae:
4.5000%, 7/20/48	1,546,000	1,639,131
3.0000%, 7/20/49	22,750,000	24,064,950
2.5000%, 9/20/49	257,000	268,624
4.0000%, 9/20/49	3,191,000	3,390,757
		29,363,462
Ginnie Mae I Pool:
6.0000%, 1/15/34	93,010	107,865
4.0000%, 1/15/45	24,076,264	26,236,507
4.5000%, 8/15/46	28,372,576	31,608,029
4.0000%, 7/15/47	6,809,232	7,332,240
4.0000%, 8/15/47	1,464,753	1,577,259
4.0000%, 11/15/47	2,962,410	3,189,949
4.0000%, 12/15/47	3,819,618	4,112,998
		74,164,847
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,542,116	2,769,935
4.0000%, 8/20/47	624,334	685,681
4.0000%, 8/20/47	334,082	364,021
4.5000%, 2/20/48	5,282,987	5,611,914
4.0000%, 5/20/48	84,875,947	90,580,493
4.5000%, 5/20/48	14,647,884	15,569,403
4.5000%, 5/20/48	1,905,552	2,025,433
4.0000%, 6/20/48	45,417,738	48,470,282
4.0000%, 4/20/49	87,946,861	93,658,552
5.0000%, 4/20/49	66,850,572	71,051,131
		330,786,845
Total Mortgage-Backed Securities (cost $2,187,456,287)		2,263,988,989
United States Treasury Notes/Bonds – 13.3%
2.1250%, 5/31/21	138,438,000	141,639,379
1.7500%, 7/31/21	13,941,000	14,230,711
1.1250%, 2/28/22	411,216,000	418,139,208
0.3750%, 3/31/22	263,105,000	263,803,873
1.5000%, 9/15/22	118,338,000	121,934,365
2.8750%, 11/30/23	99,947,700	109,290,467
0.5000%, 3/31/25	493,178,300	496,299,191
1.5000%, 2/15/30	88,668,100	95,588,369
2.7500%, 8/15/42	163,198,000	210,742,167
2.2500%, 8/15/49	211,400,100	257,197,949
2.3750%, 11/15/49	32,270,500	40,277,618
2.0000%, 2/15/50	149,257,300	173,354,191
Total United States Treasury Notes/Bonds (cost $2,219,144,841)		2,342,497,488
Common Stocks – 47.7%
Aerospace & Defense – 1.6%
Boeing Co	701,648	104,643,783
General Dynamics Corp	1,309,500	173,259,945
		277,903,728
Air Freight & Logistics – 0.4%
United Parcel Service Inc	669,427	62,537,870
Automobiles – 0.2%
General Motors Co	1,712,681	35,589,511
Banks – 1.0%
Bank of America Corp	3,996,921	84,854,633

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
US Bancorp	2,608,079	$89,848,322
		174,702,955
Beverages – 0.4%
Monster Beverage Corp*	1,402,525	78,906,056
Capital Markets – 1.8%
Blackstone Group Inc	2,800,224	127,606,208
CME Group Inc	809,956	140,049,492
Morgan Stanley	1,609,123	54,710,182
		322,365,882
Consumer Finance – 0.7%
American Express Co	1,093,224	93,590,907
Synchrony Financial	1,634,419	26,297,802
		119,888,709
Electronic Equipment, Instruments & Components – 0.3%
Corning Inc	2,531,062	51,988,013
Entertainment – 0.6%
Walt Disney Co	1,047,015	101,141,649
Equity Real Estate Investment Trusts (REITs) – 1.1%
Crown Castle International Corp	745,249	107,613,956
MGM Growth Properties LLC	2,238,608	52,987,851
Outfront Media Inc	1,912,317	25,778,033
		186,379,840
Food & Staples Retailing – 1.6%
Costco Wholesale Corp	709,136	202,195,948
Sysco Corp	1,918,911	87,559,909
		289,755,857
Food Products – 0.5%
Hershey Co	648,804	85,966,530
Health Care Equipment & Supplies – 1.5%
Abbott Laboratories	2,041,789	161,117,570
Medtronic PLC	1,227,759	110,719,307
		271,836,877
Health Care Providers & Services – 1.7%
UnitedHealth Group Inc	1,182,841	294,976,889
Hotels, Restaurants & Leisure – 2.1%
Hilton Worldwide Holdings Inc	929,373	63,420,414
McDonald's Corp	1,471,136	243,252,338
Starbucks Corp	1,057,902	69,546,477
		376,219,229
Household Products – 0.9%
Clorox Co	241,256	41,797,602
Procter & Gamble Co	1,016,498	111,814,780
		153,612,382
Industrial Conglomerates – 0.5%
Honeywell International Inc	646,449	86,488,412
Information Technology Services – 3.7%
Accenture PLC	1,195,884	195,240,022
Mastercard Inc	1,852,317	447,445,695
		642,685,717
Insurance – 1.2%
Marsh & McLennan Cos Inc	403,000	34,843,380
Progressive Corp	2,388,084	176,336,123
		211,179,503
Interactive Media & Services – 1.7%
Alphabet Inc - Class C*	262,718	305,491,118
Internet & Direct Marketing Retail – 1.4%
Amazon.com Inc*	129,500	252,488,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Leisure Products – 0.5%
Hasbro Inc	1,171,797	$83,842,075
Life Sciences Tools & Services – 0.7%
Thermo Fisher Scientific Inc	445,739	126,411,580
Machinery – 0.5%
Deere & Co	694,755	95,987,351
Media – 1.1%
Comcast Corp	5,748,845	197,645,291
Multiline Retail – 0.7%
Dollar General Corp	823,506	124,357,641
Oil, Gas & Consumable Fuels – 0.3%
Suncor Energy Inc	1,697,073	26,813,753
Suncor Energy Incž	1,516,903	24,212,665
		51,026,418
Personal Products – 0.1%
Estee Lauder Cos Inc	150,434	23,970,154
Pharmaceuticals – 3.5%
Bristol-Myers Squibb Co	3,079,993	171,678,810
Eli Lilly & Co	1,398,953	194,062,760
Merck & Co Inc	3,198,382	246,083,511
		611,825,081
Real Estate Management & Development – 0.4%
CBRE Group Inc*	1,837,683	69,299,026
Road & Rail – 0.6%
CSX Corp	1,822,291	104,417,274
Semiconductor & Semiconductor Equipment – 3.1%
Intel Corp	3,318,882	179,617,894
Lam Research Corp	594,425	142,662,000
NVIDIA Corp	418,318	110,268,625
Texas Instruments Inc	1,044,928	104,419,655
		536,968,174
Software – 6.0%
Adobe Inc*	820,278	261,045,271
Microsoft Corp	4,415,931	696,422,513
salesforce.com Inc*	704,614	101,450,324
		1,058,918,108
Specialty Retail – 1.5%
Home Depot Inc	1,375,713	256,859,374
Technology Hardware, Storage & Peripherals – 2.0%
Apple Inc	1,407,206	357,838,414
Textiles, Apparel & Luxury Goods – 0.7%
NIKE Inc	1,511,824	125,088,318
Tobacco – 1.1%
Altria Group Inc	5,104,206	197,379,646
Total Common Stocks (cost $6,120,071,217)		8,403,939,392
Preferred Stocks – 0%
Consumer Finance – 0%
Synchrony Financial, 5.6250%µ (cost $11,110,200)	441,850	7,537,961
Investment Companies – 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $397,104,048)	397,083,876	397,163,293
Total Investments (total cost $15,407,315,507) – 101.4%		17,850,033,130
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(252,668,256)
Net Assets – 100%		$17,597,364,874

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,604,717,558	98.6%
Canada	69,417,292	0.4
Belgium	61,917,233	0.4
United Kingdom	54,384,575	0.3
France	39,087,924	0.2
Mexico	20,508,548	0.1

Total	$17,850,033,130	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$4,084,738	$4,434	$59,245	$397,163,293

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	532,004,164	4,099,465,595	(4,234,370,145)	397,163,293

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $1,071,089,212, which represents 6.1% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$754,732,535	$-
Bank Loans and Mezzanine Loans	-	33,404,865	-
Corporate Bonds	-	3,646,768,607	-
Mortgage-Backed Securities	-	2,263,988,989	-
United States Treasury Notes/Bonds	-	2,342,497,488	-
Common Stocks	8,403,939,392	-	-
Preferred Stocks	-	7,537,961	-
Investment Companies	-	397,163,293	-
Total Assets	$8,403,939,392	$9,446,093,738	$-

26	MARCH 31, 2020

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$17,452,869,837
Affiliated investments, at value(2)	397,163,293
Cash	3,816,675
Non-interested Trustees' deferred compensation	345,647
Receivables:
Investments sold	110,107,676
Fund shares sold	51,191,183
Interest	38,344,764
Dividends	12,272,126
Dividends from affiliates	513,246
Foreign tax reclaims	66,299
Other assets	117,698
Total Assets	18,066,808,444
Liabilities:
Payables:	—
Investments purchased	391,940,685
Fund shares repurchased	58,200,245
Advisory fees	8,404,358
Dividends	4,995,863
Transfer agent fees and expenses	2,664,466
12b-1 Distribution and shareholder servicing fees	2,218,506
Non-interested Trustees' deferred compensation fees	345,647
Non-interested Trustees' fees and expenses	110,639
Professional fees	57,158
Affiliated fund administration fees payable	38,202
Custodian fees	15,825
Accrued expenses and other payables	451,976
Total Liabilities	469,443,570
Net Assets	$17,597,364,874

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$15,212,160,227
Total distributable earnings (loss)	2,385,204,647
Total Net Assets	$17,597,364,874
Net Assets - Class A Shares	$1,099,197,166
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,935,866
Net Asset Value Per Share(3)	$32.39
Maximum Offering Price Per Share(4)	$34.37
Net Assets - Class C Shares	$2,000,051,050
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,392,675
Net Asset Value Per Share(3)	$32.06
Net Assets - Class D Shares	$1,680,419,320
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,741,148
Net Asset Value Per Share	$32.48
Net Assets - Class I Shares	$5,543,126,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170,623,242
Net Asset Value Per Share	$32.49
Net Assets - Class N Shares	$1,041,548,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,096,878
Net Asset Value Per Share	$32.45
Net Assets - Class R Shares	$334,112,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,379,039
Net Asset Value Per Share	$32.19
Net Assets - Class S Shares	$465,631,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,379,537
Net Asset Value Per Share	$32.38
Net Assets - Class T Shares	$5,433,277,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	167,529,750
Net Asset Value Per Share	$32.43

(1) Includes cost of $15,010,211,459.

(2) Includes cost of $397,104,048.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

28	MARCH 31, 2020

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$119,820,757
Interest	106,462,207
Dividends from affiliates	4,084,738
Other income	492,896
Foreign tax withheld	(543,350)
Total Investment Income	230,317,248
Expenses:
Advisory fees	52,316,427
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,463,690
Class C Shares	10,072,132
Class R Shares	929,149
Class S Shares	677,088
Transfer agent administrative fees and expenses:
Class D Shares	1,121,765
Class R Shares	468,477
Class S Shares	679,478
Class T Shares	7,564,034
Transfer agent networking and omnibus fees:
Class A Shares	461,970
Class C Shares	674,266
Class I Shares	2,118,936
Other transfer agent fees and expenses:
Class A Shares	46,831
Class C Shares	79,722
Class D Shares	99,948
Class I Shares	125,322
Class N Shares	13,029
Class R Shares	1,893
Class S Shares	2,479
Class T Shares	24,706
Shareholder reports expense	442,557
Registration fees	361,618
Affiliated fund administration fees	237,802
Non-interested Trustees’ fees and expenses	214,807
Custodian fees	89,298
Professional fees	87,158
Other expenses	526,424
Total Expenses	80,901,006
Less: Excess Expense Reimbursement and Waivers	(166,584)
Net Expenses	80,734,422
Net Investment Income/(Loss)	149,582,826

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(27,712,949)
Investments in affiliates	4,434
Total Net Realized Gain/(Loss) on Investments	(27,708,515)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,505,745,392)
Investments in affiliates	59,245
Total Change in Unrealized Net Appreciation/Depreciation	(1,505,686,147)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,383,811,836)

See Notes to Financial Statements.

30	MARCH 31, 2020

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$149,582,826	$309,308,642
Net realized gain/(loss) on investments	(27,708,515)	963,715,522
Change in unrealized net appreciation/depreciation	(1,505,686,147)	33,573,348
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,383,811,836)	1,306,597,512
Dividends and Distributions to Shareholders
Class A Shares	(22,169,050)	(52,849,111)
Class C Shares	(33,898,638)	(95,581,853)
Class D Shares	(37,439,757)	(114,091,382)
Class I Shares	(115,990,803)	(248,241,782)
Class N Shares	(21,956,202)	(151,398,502)
Class R Shares	(6,370,452)	(20,705,389)
Class S Shares	(9,822,235)	(34,594,747)
Class T Shares	(115,937,096)	(349,870,163)
Net Decrease from Dividends and Distributions to Shareholders	(363,584,233)	(1,067,332,929)
Capital Share Transactions:
Class A Shares	125,379,634	289,829,817
Class C Shares	207,066,481	361,425,725
Class D Shares	(18,578,233)	75,524,284
Class I Shares	875,301,435	1,891,301,840
Class N Shares	196,962,941	(1,467,693,222)
Class R Shares	327,885	16,340,289
Class S Shares	(42,814,392)	(42,138,187)
Class T Shares	161,453,803	314,255,223
Net Increase/(Decrease) from Capital Share Transactions	1,505,099,554	1,438,845,769
Net Increase/(Decrease) in Net Assets	(242,296,515)	1,678,110,352
Net Assets:
Beginning of period	17,839,661,389	16,161,551,037
End of period	$17,597,364,874	$17,839,661,389

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.45	$35.22	$32.46	$29.00	$29.12	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.60	0.50	0.52	0.47	0.55
Net realized and unrealized gain/(loss)	(2.64)	1.82	3.87	3.88	1.22	(0.70)
Total from Investment Operations	(2.37)	2.42	4.37	4.40	1.69	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.60)	(0.50)	(0.59)	(0.48)	(0.52)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.69)	(2.19)	(1.61)	(0.94)	(1.81)	(1.83)
Net Asset Value, End of Period	$32.39	$35.45	$35.22	$32.46	$29.00	$29.12
Total Return*	(6.87)%	7.73%	13.81%	15.44%	5.86%	(0.59)%
Net Assets, End of Period (in thousands)	$1,099,197	$1,082,508	$768,529	$625,454	$1,008,842	$966,624
Average Net Assets for the Period (in thousands)	$1,170,952	$905,165	$666,296	$781,785	$1,037,006	$941,167
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	0.95%	0.94%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.95%	0.94%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	1.52%	1.78%	1.48%	1.68%	1.63%	1.78%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.09	$34.90	$32.19	$28.78	$28.95	$30.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.37	0.27	0.31	0.26	0.34
Net realized and unrealized gain/(loss)	(2.60)	1.79	3.84	3.85	1.20	(0.69)
Total from Investment Operations	(2.45)	2.16	4.11	4.16	1.46	(0.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.38)	(0.29)	(0.40)	(0.30)	(0.32)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.58)	(1.97)	(1.40)	(0.75)	(1.63)	(1.63)
Net Asset Value, End of Period	$32.06	$35.09	$34.90	$32.19	$28.78	$28.95
Total Return*	(7.17)%	6.98%	13.06%	14.67%	5.09%	(1.25)%
Net Assets, End of Period (in thousands)	$2,000,051	$1,992,062	$1,594,610	$1,290,994	$1,408,455	$1,267,034
Average Net Assets for the Period (in thousands)	$2,136,737	$1,743,474	$1,403,777	$1,322,392	$1,401,426	$1,175,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.62%	1.62%	1.61%	1.65%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.62%	1.62%	1.61%	1.65%	1.61%
Ratio of Net Investment Income/(Loss)	0.84%	1.10%	0.81%	1.03%	0.92%	1.10%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	MARCH 31, 2020

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.54	$35.30	$32.52	$29.06	$29.17	$31.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.68	0.58	0.59	0.53	0.61
Net realized and unrealized gain/(loss)	(2.65)	1.82	3.89	3.88	1.22	(0.69)
Total from Investment Operations	(2.34)	2.50	4.47	4.47	1.75	(0.08)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.67)	(0.58)	(0.66)	(0.53)	(0.58)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.72)	(2.26)	(1.69)	(1.01)	(1.86)	(1.89)
Net Asset Value, End of Period	$32.48	$35.54	$35.30	$32.52	$29.06	$29.17
Total Return*	(6.76)%	7.95%	14.10%	15.68%	6.07%	(0.38)%
Net Assets, End of Period (in thousands)	$1,680,419	$1,860,900	$1,761,817	$1,562,693	$1,411,125	$1,382,693
Average Net Assets for the Period (in thousands)	$1,893,163	$1,759,287	$1,667,210	$1,477,105	$1,415,240	$1,453,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.71%	0.72%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.71%	0.72%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	1.71%	2.00%	1.71%	1.92%	1.83%	1.98%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.55	$35.31	$32.53	$29.06	$29.18	$31.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.70	0.61	0.61	0.55	0.64
Net realized and unrealized gain/(loss)	(2.64)	1.83	3.88	3.89	1.21	(0.70)
Total from Investment Operations	(2.32)	2.53	4.49	4.50	1.76	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.70)	(0.60)	(0.68)	(0.55)	(0.60)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.74)	(2.29)	(1.71)	(1.03)	(1.88)	(1.91)
Net Asset Value, End of Period	$32.49	$35.55	$35.31	$32.53	$29.06	$29.18
Total Return*	(6.73)%	8.02%	14.18%	15.79%	6.10%	(0.30)%
Net Assets, End of Period (in thousands)	$5,543,127	$5,225,684	$3,197,893	$2,096,893	$1,636,459	$1,510,302
Average Net Assets for the Period (in thousands)	$5,775,324	$4,116,708	$2,460,247	$1,795,486	$1,651,399	$1,482,511
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.64%	0.65%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.65%	0.64%	0.65%	0.67%	0.65%
Ratio of Net Investment Income/(Loss)	1.78%	2.07%	1.80%	2.00%	1.90%	2.06%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.51	$35.28	$32.50	$29.04	$29.15	$31.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.73	0.63	0.64	0.57	0.66
Net realized and unrealized gain/(loss)	(2.64)	1.81	3.88	3.87	1.22	(0.69)
Total from Investment Operations	(2.31)	2.54	4.51	4.51	1.79	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.72)	(0.62)	(0.70)	(0.57)	(0.62)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.75)	(2.31)	(1.73)	(1.05)	(1.90)	(1.93)
Net Asset Value, End of Period	$32.45	$35.51	$35.28	$32.50	$29.04	$29.15
Total Return*	(6.71)%	8.07%	14.26%	15.84%	6.23%	(0.20)%
Net Assets, End of Period (in thousands)	$1,041,549	$946,741	$2,480,945	$2,054,731	$1,834,036	$1,709,643
Average Net Assets for the Period (in thousands)	$1,078,388	$1,651,136	$2,273,486	$1,952,775	$1,801,032	$1,751,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.58%	0.57%	0.58%	0.59%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.58%	0.57%	0.58%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	1.85%	2.19%	1.86%	2.07%	1.98%	2.14%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.23	$35.02	$32.29	$28.87	$29.02	$30.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.47	0.37	0.40	0.35	0.43
Net realized and unrealized gain/(loss)	(2.62)	1.80	3.85	3.87	1.21	(0.68)
Total from Investment Operations	(2.42)	2.27	4.22	4.27	1.56	(0.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.47)	(0.38)	(0.50)	(0.38)	(0.41)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.62)	(2.06)	(1.49)	(0.85)	(1.71)	(1.72)
Net Asset Value, End of Period	$32.19	$35.23	$35.02	$32.29	$28.87	$29.02
Total Return*	(7.05)%	7.29%	13.38%	15.02%	5.40%	(0.94)%
Net Assets, End of Period (in thousands)	$334,112	$366,621	$345,667	$341,389	$283,729	$281,398
Average Net Assets for the Period (in thousands)	$374,781	$347,861	$339,637	$327,651	$288,241	$297,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.32%	1.32%	1.34%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.32%	1.32%	1.32%	1.34%	1.31%
Ratio of Net Investment Income/(Loss)	1.10%	1.39%	1.11%	1.33%	1.23%	1.39%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	MARCH 31, 2020

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.43	$35.20	$32.44	$28.99	$29.12	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.55	0.46	0.48	0.43	0.50
Net realized and unrealized gain/(loss)	(2.63)	1.82	3.87	3.88	1.21	(0.68)
Total from Investment Operations	(2.39)	2.37	4.33	4.36	1.64	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.55)	(0.46)	(0.56)	(0.44)	(0.48)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.66)	(2.14)	(1.57)	(0.91)	(1.77)	(1.79)
Net Asset Value, End of Period	$32.38	$35.43	$35.20	$32.44	$28.99	$29.12
Total Return*	(6.93)%	7.56%	13.67%	15.30%	5.68%	(0.71)%
Net Assets, End of Period (in thousands)	$465,632	$551,985	$589,812	$622,279	$657,563	$750,461
Average Net Assets for the Period (in thousands)	$543,582	$549,514	$610,278	$637,727	$706,818	$828,503
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.08%	1.07%	1.07%	1.09%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.07%	1.07%	1.07%	1.08%	1.07%
Ratio of Net Investment Income/(Loss)	1.34%	1.64%	1.36%	1.57%	1.48%	1.63%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.49	$35.26	$32.49	$29.02	$29.15	$31.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.64	0.54	0.56	0.50	0.58
Net realized and unrealized gain/(loss)	(2.64)	1.82	3.88	3.89	1.20	(0.69)
Total from Investment Operations	(2.35)	2.46	4.42	4.45	1.70	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.64)	(0.54)	(0.63)	(0.50)	(0.55)
Distributions (from capital gains)	(0.39)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)
Total Dividends and Distributions	(0.71)	(2.23)	(1.65)	(0.98)	(1.83)	(1.86)
Net Asset Value, End of Period	$32.43	$35.49	$35.26	$32.49	$29.02	$29.15
Total Return*	(6.83)%	7.82%	13.97%	15.62%	5.92%	(0.46)%
Net Assets, End of Period (in thousands)	$5,433,278	$5,813,161	$5,422,276	$4,736,612	$4,664,334	$4,734,896
Average Net Assets for the Period (in thousands)	$6,051,227	$5,475,178	$5,098,558	$4,654,904	$4,856,359	$4,872,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.83%	0.82%	0.83%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.82%	0.82%	0.82%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	1.60%	1.90%	1.61%	1.83%	1.74%	1.89%
Portfolio Turnover Rate	54%(2)	81%(2)	88%	60%	83%	75%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

36	MARCH 31, 2020

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	37

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

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Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve

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Notes to Financial Statements (unaudited)

borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on

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Notes to Financial Statements (unaudited)

its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts

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Notes to Financial Statements (unaudited)

waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of

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Notes to Financial Statements (unaudited)

the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $646,897.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $6,316 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $146,642.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $123,540,226 in purchases and $60,194,429 in sales, resulting in a net realized gain of $4,146,317. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	45

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 15,453,410,726	$3,011,655,195	$(615,032,791)	$ 2,396,622,404

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,017,439	$ 288,760,460	16,273,731	$ 546,664,019
Reinvested dividends and distributions	503,763	18,007,463	1,279,011	40,621,372
Shares repurchased	(5,125,792)	(181,388,289)	(8,834,343)	(297,455,574)
Net Increase/(Decrease)	3,395,410	$ 125,379,634	8,718,399	$ 289,829,817
Class C Shares:
Shares sold	11,699,904	$ 419,045,662	20,508,534	$ 682,788,094
Reinvested dividends and distributions	827,385	29,475,462	2,666,974	83,192,013
Shares repurchased	(6,902,366)	(241,454,643)	(12,097,343)	(404,554,382)
Net Increase/(Decrease)	5,624,923	$ 207,066,481	11,078,165	$ 361,425,725
Class D Shares:
Shares sold	2,687,999	$ 96,229,157	4,308,843	$ 145,313,079
Reinvested dividends and distributions	1,013,836	36,314,316	3,502,200	111,225,665
Shares repurchased	(4,320,894)	(151,121,706)	(5,359,070)	(181,014,460)
Net Increase/(Decrease)	(619,059)	$ (18,578,233)	2,451,973	$ 75,524,284
Class I Shares:
Shares sold	45,173,373	$1,613,324,766	83,283,385	$ 2,799,350,771
Reinvested dividends and distributions	2,786,466	99,597,692	6,424,417	205,281,317
Shares repurchased	(24,326,024)	(837,621,023)	(33,278,896)	(1,113,330,248)
Net Increase/(Decrease)	23,633,815	$ 875,301,435	56,428,906	$ 1,891,301,840
Class N Shares:
Shares sold	8,703,291	$ 313,368,703	14,742,448	$ 497,826,442
Reinvested dividends and distributions	554,320	19,774,201	4,735,435	148,864,551
Shares repurchased	(3,821,340)	(136,179,963)	(63,140,484)	(2,114,384,215)
Net Increase/(Decrease)	5,436,271	$ 196,962,941	(43,662,601)	$(1,467,693,222)
Class R Shares:
Shares sold	1,271,000	$ 45,483,169	2,670,202	$ 89,136,212
Reinvested dividends and distributions	173,855	6,208,549	622,703	19,521,398
Shares repurchased	(1,471,835)	(51,363,833)	(2,756,799)	(92,317,321)
Net Increase/(Decrease)	(26,980)	$ 327,885	536,106	$ 16,340,289
Class S Shares:
Shares sold	1,332,141	$ 47,593,863	3,341,925	$ 112,023,136
Reinvested dividends and distributions	272,288	9,764,892	1,090,566	34,407,371
Shares repurchased	(2,802,490)	(100,173,147)	(5,609,009)	(188,568,694)
Net Increase/(Decrease)	(1,198,061)	$ (42,814,392)	(1,176,518)	$ (42,138,187)
Class T Shares:
Shares sold	22,435,439	$ 808,861,423	36,126,617	$ 1,205,562,581
Reinvested dividends and distributions	3,209,831	114,863,973	10,938,919	346,719,896
Shares repurchased	(21,910,449)	(762,271,593)	(37,069,284)	(1,238,027,254)
Net Increase/(Decrease)	3,734,821	$ 161,453,803	9,996,252	$ 314,255,223

46	MARCH 31, 2020

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,007,389,920	$5,894,085,070	$ 5,390,535,966	$ 4,009,004,560

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

48	MARCH 31, 2020

Janus Henderson Balanced Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

50	MARCH 31, 2020

Janus Henderson Balanced Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	51

Janus Henderson Balanced Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

52	MARCH 31, 2020

Janus Henderson Balanced Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	63

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

64	MARCH 31, 2020

Janus Henderson Balanced Fund

Notes

NotesPage1

Janus Investment Fund	65

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93037 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Contrarian Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a high-conviction portfolio of companies where the market doesn’t properly recognize the intrinsic value of a business can outperform overtime. We think of ourselves as business model investors, looking to invest in companies with durable business models, whose intrinsic value grows over time, and whose management team’s interests are aligned with shareholders.

Nick Schommer portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2020, the Janus Henderson Contrarian Fund’s Class I Shares generated a return of -17.03% versus a return of -12.31% for the S&P 500® Index, the Fund's benchmark.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The S&P 500 Index declined sharply as the COVID-19 coronavirus spread globally, first disrupting supply chains and then causing a global demand shock, which dramatically slowed economic activity. Energy markets already reeling from a sharp downturn in demand were further depressed when Saudi Arabia and Russia engaged in an oil market-share war. The Federal Reserve (Fed) cut the federal funds rate swiftly to 0%, where it will likely remain for an extended period, and injected much-needed liquidity into markets. Congress also quickly passed an initial round of fiscal stimulus in an attempt to blunt the fallout, which has already resulted in record unemployment filings.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the S&P 500 Index, during the period. With the unprecedented economic shutdown as a result of the COVID-19 pandemic, this period proved to be a challenging investment environment following a strong 2019. As an all-cap strategy, we typically hold positions across market capitalizations. Our positions in smaller-capitalization stocks hurt performance as large-cap stocks, in general, outperformed smaller ones. We have also seen companies with financial leverage punished more severely during the downturn as the market is concerned about liquidity.

Our investment philosophy seeks to own durable franchises where the business model is misunderstood, the company is undervalued or the growth is underestimated. During the period, some of our individual holdings in the misunderstood business models bucket were not as defensive as we would have expected in a more traditional market decline. For instance, holdings that do not typically exhibit economic cyclicality experienced unexpected weakness. Liberty Media, which is the owner of Formula One and has a stake in concert and ticketing company Live Nation, was negatively impacted as sporting events and concerts were canceled worldwide.

Another detractor was Constellium, a downstream manufacturer of aluminum products for the packaging, aerospace and auto industries. The stock suffered as demand for some of the company’s products weakened and as the market became more concerned with its financial leverage. However, we continue to believe in the long-term outlook for the company and its products’ usage in applications such as electric vehicles and sustainable packaging.

PagSeguro, a Brazilian payment processing company, was also among the top relative detractors. During the period the company reported lower-than-expected results and also suffered from a general slowdown in payment activity as a result of the COVID-19 pandemic. While we owned the company for its potential to benefit from a shift globally to digital payments, we exited our position during the period.

While we are disappointed that a number of our companies were down during the period, some of our holdings contributed positively to relative performance. Chewy, an online retailer of pet food and supplies, benefited from broad stay-at-home mandates. As consumers embraced online shopping for themselves, they also turned to online shopping for their pets. This

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

allowed Chewy to gain customers without having to spend heavily on customer acquisition. We believe the company may continue to benefit after the coronavirus is contained, as behaviors adopted now may be likely to stay entrenched.

Another positive contributor during the period was T-Mobile. The company received approval for its long-pending acquisition of competitor Sprint, which was the main driver of positive performance. We expect this misunderstood business model to become a leader in 5G mobility.

ICU Medical benefited during the period as the company’s products are used in intensive care units, which saw an increase in patients from the coronavirus pandemic. We continue to like the high margins and strong competitive positioning of ICU’s IV pump and consumables businesses, as well as the company’s strong management team.

OUTLOOK

It is clear that we are now in a recession as a result of COVID-19. The global economy has been put into a near total shutdown with cautious optimism that it can be turned back on once the spread of the virus is contained. However, the ripple effects of the unprecedented shutdown are still unknown and will likely be widespread.

Thus far, stimulus measures have been enormous and will likely continue. The response has been much faster than in the last recession associated with the Global Financial Crisis. As a result, we believe that budget deficits will increase and tax receipts on all levels of government will be lower, necessitating an extended period of very low interest rates. We believe these factors could create a supportive environment for equities once there is some confidence in where corporate cash flows stabilize.

We are vigilantly monitoring the situation, focusing on the risks to revenues, future free cash flow, financial leverage and liquidity of the businesses we own. Simultaneously, we are mindful of the opportunities presented by this event, where stock price depreciation may not reflect our view of companies’ intrinsic values. We will continue to opportunistically invest in durable businesses whose stocks are trading at a significant discount to intrinsic value, whose intrinsic value grows over time and whose management teams are aligned with shareholders.

In the wake of market volatility, we have sought to concentrate the portfolio in the names in which we have the most conviction. Mindful of the company-specific risks and broader economic implications of this virus, we will continue to use our longer investing time horizon to take advantage of short-term volatility while positioning the portfolio for the eventual recovery in the underlying value of our companies.

Thank you for your investment in Janus Henderson Contrarian Fund.

2	MARCH 31, 2020

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ICU Medical Inc	2.08%	0.74%	PagSeguro Digital Ltd	2.40%	-1.46%
Chewy Inc	0.34%	0.64%	Constellium SE	2.38%	-1.34%
T-Mobile US Inc	2.18%	0.55%	Liberty Media Corp-Liberty Formula One	3.55%	-0.82%
Reynolds Consumer Products Inc	0.64%	0.52%	Vistra Energy Corp	2.04%	-0.73%
Avalara Inc	1.95%	0.45%	TD Ameritrade Holding Corp	4.29%	-0.73%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	1.56%	0.00%	3.98%
	Other**	0.63%	1.65%	0.00%
	Health Care	0.58%	10.90%	14.12%
	Consumer Staples	0.31%	0.64%	7.36%
	Financials	0.22%	12.91%	12.62%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	-4.47%	12.92%	23.45%
	Materials	-2.05%	13.52%	2.59%
	Utilities	-1.17%	6.11%	3.43%
	Communication Services	-0.59%	18.45%	10.52%
	Real Estate	0.00%	2.04%	3.03%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Crown Holdings Inc
Containers & Packaging	6.9%
L3Harris Technologies Inc
Aerospace & Defense	5.7%
Sempra Energy
Multi-Utilities	4.8%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	4.2%
ServiceMaster Global Holdings Inc
Diversified Consumer Services	4.1%
25.7%

Asset Allocation - (% of Net Assets)
Common Stocks	91.6%
Corporate Bonds	4.7%
Investment Companies	1.7%
Investments Purchased with Cash Collateral from Securities Lending	0.8%
Rights	0.4%
Other	0.8%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.15%	-8.94%	0.08%	5.77%	5.93%	0.94%	0.94%
Class A Shares at MOP	-21.92%	-14.18%	-1.10%	5.14%	5.62%
Class C Shares at NAV	-17.43%	-9.55%	-0.61%	4.99%	5.14%	1.67%	1.67%
Class C Shares at CDSC	-18.16%	-10.36%	-0.61%	4.99%	5.14%
Class D Shares(1)	-17.06%	-8.78%	0.29%	5.98%	6.11%	0.71%	0.71%
Class I Shares	-17.03%	-8.71%	0.36%	6.06%	6.16%	0.65%	0.65%
Class N Shares	-16.99%	-8.65%	0.33%	5.96%	6.10%	0.58%	0.58%
Class R Shares	-17.40%	-9.46%	-0.39%	5.31%	5.46%	1.74%	1.48%
Class S Shares	-17.28%	-9.24%	-0.11%	5.59%	5.73%	1.36%	1.22%
Class T Shares	-17.09%	-8.85%	0.21%	5.89%	6.07%	0.81%	0.81%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	5.26%
Morningstar Quartile - Class T Shares	-	1st	2nd	3rd	2nd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	17/407	114/337	183/292	75/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$828.50	$4.21	$1,000.00	$1,020.40	$4.65	0.92%
Class C Shares	$1,000.00	$825.70	$7.35	$1,000.00	$1,016.95	$8.12	1.61%
Class D Shares	$1,000.00	$829.40	$3.16	$1,000.00	$1,021.55	$3.49	0.69%
Class I Shares	$1,000.00	$829.70	$2.97	$1,000.00	$1,021.75	$3.29	0.65%
Class N Shares	$1,000.00	$830.10	$2.56	$1,000.00	$1,022.20	$2.83	0.56%
Class R Shares	$1,000.00	$826.00	$6.71	$1,000.00	$1,017.65	$7.41	1.47%
Class S Shares	$1,000.00	$827.20	$5.44	$1,000.00	$1,019.05	$6.01	1.19%
Class T Shares	$1,000.00	$829.10	$3.61	$1,000.00	$1,021.05	$3.99	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds – 4.7%
Industrial Conglomerates – 4.7%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ (cost $118,058,231)	$127,625,000	$105,290,625
Common Stocks – 91.6%
Aerospace & Defense – 5.7%
L3Harris Technologies Inc	722,762	130,183,891
Banks – 2.5%
Citigroup Inc	1,365,328	57,507,615
Biotechnology – 3.1%
Insmed Inc*	1,342,374	21,518,255
Neurocrine Biosciences Inc*	574,690	49,739,420
		71,257,675
Capital Markets – 4.9%
Apollo Global Management Inc	1,666,695	55,834,283
TD Ameritrade Holding Corp	1,589,752	55,100,804
		110,935,087
Construction Materials – 1.0%
Summit Materials Inc*	1,523,098	22,846,470
Containers & Packaging – 6.9%
Crown Holdings Inc*	2,695,612	156,453,321
Diversified Consumer Services – 4.1%
ServiceMaster Global Holdings Inc*	3,442,351	92,943,477
Diversified Financial Services – 0.2%
GTY Technology Holdings Inc*,#	902,069	4,077,352
Electric Utilities – 2.2%
American Electric Power Co Inc	612,420	48,981,352
Entertainment – 5.0%
Liberty Media Corp-Liberty Formula One*	2,464,565	67,110,105
Walt Disney Co	478,925	46,264,155
		113,374,260
Equity Real Estate Investment Trusts (REITs) – 2.1%
VICI Properties Inc	2,873,665	47,817,786
Health Care Equipment & Supplies – 4.1%
Globus Medical Inc*	639,128	27,182,114
ICU Medical Inc*	327,533	66,086,333
		93,268,447
Household Products – 2.4%
Reynolds Consumer Products Inc	1,871,585	54,594,134
Internet & Direct Marketing Retail – 5.4%
Amazon.com Inc*	36,182	70,544,769
Chewy Inc*,#	1,415,535	53,068,407
		123,613,176
Leisure Products – 3.8%
Hasbro Inc	1,201,060	85,935,843
Machinery – 1.8%
Stanley Black & Decker Inc	405,613	40,561,300
Media – 4.1%
GCI Liberty Inc*	1,626,358	92,653,615
Metals & Mining – 4.0%
Constellium SE*,£	7,137,488	37,186,312
Freeport-McMoRan Inc	7,876,810	53,168,468
		90,354,780
Multi-Utilities – 4.8%
Sempra Energy	956,077	108,027,140
Pharmaceuticals – 5.4%
Collegium Pharmaceutical Inc*,£	2,264,477	36,978,909
Elanco Animal Health Inc*	785,935	17,597,085
Horizon Therapeutics PLC*	2,332,707	69,094,781
		123,670,775

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 9.1%
Lam Research Corp	159,257	$38,221,680
Marvell Technology Group Ltd	3,210,769	72,659,702
Microchip Technology Inc	1,411,360	95,690,208
		206,571,590
Software – 2.8%
Avalara Inc*	565,771	42,206,517
Zendesk Inc*	328,903	21,053,081
		63,259,598
Trading Companies & Distributors – 1.7%
Ferguson PLC	613,361	38,344,808
Wireless Telecommunication Services – 4.5%
Sprint Corp*	1,925,397	16,596,922
T-Mobile US Inc*	1,026,300	86,106,570
		102,703,492
Total Common Stocks (cost $2,258,831,419)		2,079,936,984
Rights – 0.4%
Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co* (cost $5,665,142)	2,532,889	9,624,978
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $39,150,224)	39,143,458	39,151,287
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	14,016,580	14,016,580
Time Deposits – 0.2%
Royal Bank of Canada, 0.0100%, 4/1/20	$3,504,145	3,504,145
Total Investments Purchased with Cash Collateral from Securities Lending (cost $17,520,725)		17,520,725
Total Investments (total cost $2,439,225,741) – 99.2%		2,251,524,599
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		18,782,402
Net Assets – 100%		$2,270,307,001

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,214,338,287	98.3%
Netherlands	37,186,312	1.7

Total	$2,251,524,599	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/20
Common Stocks - 3.2%
Metals & Mining - 1.6%
Constellium SE*	$-	$(1,148,781)	$(46,136,370)	$37,186,312
Pharmaceuticals - 1.6%
Collegium Pharmaceutical Inc*	-	-	7,154,386	36,978,909
Total Common Stocks	$-	$(1,148,781)	$(38,981,984)	$74,165,221
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	372,688	8,578	1,063	39,151,287
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	6,847∆	-	-	14,016,580
Total Affiliated Investments - 5.5%	$379,535	$(1,140,203)	$(38,980,921)	$127,333,088

(1) For securities that were affiliated for a portion of the period ended March 31, 2020, this column reflects amounts for the entire period ended March 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Common Stocks - 3.2%
Metals & Mining - 1.6%
Constellium SE*	66,154,203	19,100,746	(783,486)	37,186,312
Pharmaceuticals - 1.6%
Collegium Pharmaceutical Inc*	20,877,459	8,947,064	-	36,978,909
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	118,196,467	555,634,405	(634,689,226)	39,151,287
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	334,750	66,605,846	(52,924,016)	14,016,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Goldman Sachs:

Lam Research Corp	300	300.00	USD	5/15/20	$(92,749)	$226,899	$134,150	$(92,749)
Sempra Energy	2,400	140.00	USD	5/15/20	(284,523)	590,664	306,141	(284,523)
						817,563	440,291	(377,272)

Morgan Stanley:

T-Mobile US Inc	2,500	95.00	USD	5/15/20	(250,000)	245,450	(4,550)	(250,000)
						245,450	(4,550)	(250,000)
Total - Written Call Options						1,063,013	435,741	(627,272)
Total OTC Written Options						$1,063,013	$435,741	$(627,272)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Equity Contracts

Liability Derivatives:
Options written, at value	$627,272

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$435,741

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value
Written options contracts, call	$ 89,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$105,290,625	$-
Common Stocks
Trading Companies & Distributors	-	38,344,808	-
All Other	2,041,592,176	-	-
Rights	9,624,978	-	-
Investment Companies	-	39,151,287	-
Investments Purchased with Cash Collateral from Securities Lending	-	17,520,725	-
Total Assets	$2,051,217,154	$200,307,445	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$627,272	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$2,124,191,511
Affiliated investments, at value(3)	127,333,088
Cash	535
Non-interested Trustees' deferred compensation	44,783
Receivables:
Investments sold	39,126,169
Fund shares sold	3,086,310
Dividends	2,661,484
Interest	1,878,924
Foreign tax reclaims	312,366
Dividends from affiliates	50,083
Other assets	42,957
Total Assets	2,298,728,210
Liabilities:
Collateral for securities loaned (Note 3)	17,520,725
Options written, at value(4)	627,272
Payables:	—
Investments purchased	4,828,708
Fund shares repurchased	3,661,869
Advisory fees	1,077,710
Transfer agent fees and expenses	381,128
Non-interested Trustees' deferred compensation fees	44,783
Professional fees	37,073
Non-interested Trustees' fees and expenses	18,122
12b-1 Distribution and shareholder servicing fees	11,119
Affiliated fund administration fees payable	5,064
Custodian fees	3,656
Accrued expenses and other payables	203,980
Total Liabilities	28,421,209
Net Assets	$2,270,307,001

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,480,793,723
Total distributable earnings (loss)	(210,486,722)
Total Net Assets	$2,270,307,001
Net Assets - Class A Shares	$17,063,197
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,063,825
Net Asset Value Per Share(5)	$16.04
Maximum Offering Price Per Share(6)	$17.02
Net Assets - Class C Shares	$7,850,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	533,102
Net Asset Value Per Share(5)	$14.73
Net Assets - Class D Shares	$1,587,676,356
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,661,320
Net Asset Value Per Share	$16.09
Net Assets - Class I Shares	$52,967,132
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,289,970
Net Asset Value Per Share	$16.10
Net Assets - Class N Shares	$31,604,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,967,721
Net Asset Value Per Share	$16.06
Net Assets - Class R Shares	$649,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,923
Net Asset Value Per Share	$15.48
Net Assets - Class S Shares	$716,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,714
Net Asset Value Per Share	$16.02
Net Assets - Class T Shares	$571,779,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,557,480
Net Asset Value Per Share	$16.08

(1) Includes cost of $2,277,262,689.

(2) Includes $17,052,161 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $161,963,052.

(4) Premiums received $1,063,013.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$17,871,402
Interest	2,824,262
Dividends from affiliates	372,688
Affiliated securities lending income, net	6,847
Unaffiliated securities lending income, net	2,404
Other income	11
Total Investment Income	21,077,614
Expenses:
Advisory fees	7,806,328
12b-1 Distribution and shareholder servicing fees:
Class A Shares	30,220
Class C Shares	49,669
Class R Shares	1,931
Class S Shares	1,259
Transfer agent administrative fees and expenses:
Class D Shares	1,200,864
Class R Shares	966
Class S Shares	1,259
Class T Shares	971,713
Transfer agent networking and omnibus fees:
Class A Shares	13,031
Class C Shares	4,724
Class I Shares	51,899
Other transfer agent fees and expenses:
Class A Shares	1,040
Class C Shares	430
Class D Shares	174,093
Class I Shares	2,540
Class N Shares	558
Class R Shares	24
Class S Shares	17
Class T Shares	5,137
Shareholder reports expense	156,447
Registration fees	96,455
Affiliated fund administration fees	37,357
Non-interested Trustees’ fees and expenses	36,045
Professional fees	35,060
Custodian fees	8,751
Other expenses	111,360
Total Expenses	10,799,177
Less: Excess Expense Reimbursement and Waivers	(43,845)
Net Expenses	10,755,332
Net Investment Income/(Loss)	10,322,282

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(5,753,611)
Investments in affiliates	(1,140,203)
Total Net Realized Gain/(Loss) on Investments	(6,893,814)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(448,462,011)
Investments in affiliates	(38,980,921)
Written options contracts	435,741
Total Change in Unrealized Net Appreciation/Depreciation	(487,007,191)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(483,578,723)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$10,322,282	$20,388,856
Net realized gain/(loss) on investments	(6,893,814)	296,088,438
Change in unrealized net appreciation/depreciation	(487,007,191)	(89,344,910)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(483,578,723)	227,132,384
Dividends and Distributions to Shareholders
Class A Shares	(2,947,626)	(1,306,188)
Class C Shares	(1,204,403)	(921,287)
Class D Shares	(227,011,394)	(130,044,636)
Class I Shares	(14,114,955)	(3,674,159)
Class N Shares	(4,513,967)	(1,825,989)
Class R Shares	(83,816)	(48,055)
Class S Shares	(109,053)	(69,577)
Class T Shares	(88,977,616)	(45,148,251)
Net Decrease from Dividends and Distributions to Shareholders	(338,962,830)	(183,038,142)
Capital Share Transactions:
Class A Shares	3,064,552	4,639,832
Class C Shares	153,510	(7,795,100)
Class D Shares	151,125,155	30,574,375
Class I Shares	(4,912,614)	35,268,978
Class N Shares	3,683,503	11,502,731
Class R Shares	96,556	86,405
Class S Shares	(52,779)	(12,857)
Class T Shares	58,276,497	43,924,102
Net Increase/(Decrease) from Capital Share Transactions	211,434,380	118,188,466
Net Increase/(Decrease) in Net Assets	(611,107,173)	162,282,708
Net Assets:
Beginning of period	2,881,414,174	2,719,131,466
End of period	$2,270,307,001	$2,881,414,174

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.63	$21.61	$19.92	$18.53	$18.56	$23.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.06	0.05	0.07	0.05
Net realized and unrealized gain/(loss)	(3.18)	1.36	3.10	2.02	0.43	(2.26)
Total from Investment Operations	(3.13)	1.48	3.16	2.07	0.50	(2.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.04)	—	—(2)	(0.03)	(0.06)
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.46)	(1.46)	(1.47)	(0.68)	(0.53)	(2.34)
Net Asset Value, End of Period	$16.04	$21.63	$21.61	$19.92	$18.53	$18.56
Total Return*	(17.15)%	8.76%	16.89%	11.24%	2.77%	(10.76)%
Net Assets, End of Period (in thousands)	$17,063	$20,126	$14,940	$14,557	$53,928	$102,425
Average Net Assets for the Period (in thousands)	$24,176	$17,754	$13,854	$30,749	$73,939	$114,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.94%	0.87%	0.82%	0.90%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.94%	0.87%	0.82%	0.90%	1.13%
Ratio of Net Investment Income/(Loss)	0.48%	0.58%	0.31%	0.25%	0.37%	0.21%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.98	$20.16	$18.80	$17.64	$17.79	$22.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.02)	(0.07)	(0.10)	(0.06)	(0.11)
Net realized and unrealized gain/(loss)	(2.91)	1.26	2.90	1.94	0.41	(2.16)
Total from Investment Operations	(2.93)	1.24	2.83	1.84	0.35	(2.27)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Net Asset Value, End of Period	$14.73	$19.98	$20.16	$18.80	$17.64	$17.79
Total Return*	(17.43)%	8.08%	16.10%	10.46%	2.02%	(11.44)%
Net Assets, End of Period (in thousands)	$7,851	$10,556	$19,126	$27,507	$47,112	$77,497
Average Net Assets for the Period (in thousands)	$10,609	$12,089	$21,999	$35,731	$58,609	$86,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.58%	1.56%	1.53%	1.62%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.58%	1.56%	1.53%	1.62%	1.89%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.10)%	(0.38)%	(0.54)%	(0.36)%	(0.54)%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.70	$21.65	$19.97	$18.60	$18.64	$23.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.16	0.11	0.06	0.10	0.08
Net realized and unrealized gain/(loss)	(3.19)	1.37	3.11	2.06	0.44	(2.27)
Total from Investment Operations	(3.11)	1.53	3.22	2.12	0.54	(2.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.06)	(0.07)	(0.07)	(0.08)	(0.07)
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.50)	(1.48)	(1.54)	(0.75)	(0.58)	(2.35)
Net Asset Value, End of Period	$16.09	$21.70	$21.65	$19.97	$18.60	$18.64
Total Return*	(17.06)%	8.99%	17.20%	11.43%	2.98%	(10.63)%
Net Assets, End of Period (in thousands)	$1,587,676	$1,988,711	$1,925,749	$1,824,343	$1,830,310	$1,976,590
Average Net Assets for the Period (in thousands)	$2,027,289	$1,855,826	$1,841,765	$1,882,932	$1,856,945	$2,354,562
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.71%	0.65%	0.64%	0.70%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.65%	0.64%	0.70%	0.95%
Ratio of Net Investment Income/(Loss)	0.72%	0.80%	0.53%	0.33%	0.56%	0.35%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.73	$21.68	$19.99	$18.61	$18.64	$23.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.17	0.12	0.07	0.11	0.10
Net realized and unrealized gain/(loss)	(3.18)	1.37	3.12	2.07	0.44	(2.28)
Total from Investment Operations	(3.10)	1.54	3.24	2.14	0.55	(2.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.07)	(0.08)	(0.08)	(0.08)	(0.10)
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.53)	(1.49)	(1.55)	(0.76)	(0.58)	(2.38)
Net Asset Value, End of Period	$16.10	$21.73	$21.68	$19.99	$18.61	$18.64
Total Return*	(17.03)%	9.05%	17.29%	11.54%	3.05%	(10.60)%
Net Assets, End of Period (in thousands)	$52,967	$90,754	$54,348	$75,603	$93,875	$248,586
Average Net Assets for the Period (in thousands)	$107,188	$59,058	$58,166	$104,290	$144,380	$382,723
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.57%	0.56%	0.63%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.65%	0.57%	0.56%	0.63%	0.86%
Ratio of Net Investment Income/(Loss)	0.72%	0.85%	0.60%	0.37%	0.61%	0.44%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$21.68	$21.63	$19.96	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.19	0.14	0.01
Net realized and unrealized gain/(loss)	(3.17)	1.36	3.10	0.46
Total from Investment Operations	(3.08)	1.55	3.24	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.08)	(0.10)	—
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	—
Total Dividends and Distributions	(2.54)	(1.50)	(1.57)	—
Net Asset Value, End of Period	$16.06	$21.68	$21.63	$19.96
Total Return*	(16.99)%	9.16%	17.37%	2.41%
Net Assets, End of Period (in thousands)	$31,605	$39,056	$26,808	$19,528
Average Net Assets for the Period (in thousands)	$40,159	$28,593	$24,664	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.58%	0.50%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.58%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	0.86%	0.92%	0.69%	0.44%
Portfolio Turnover Rate	41%	76%	59%	116%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.88	$20.97	$19.47	$18.19	$18.27	$22.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.01	(0.05)	(0.04)	—(3)	(0.05)
Net realized and unrealized gain/(loss)	(3.07)	1.32	3.02	2.00	0.42	(2.21)
Total from Investment Operations	(3.08)	1.33	2.97	1.96	0.42	(2.26)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Net Asset Value, End of Period	$15.48	$20.88	$20.97	$19.47	$18.19	$18.27
Total Return*	(17.40)%	8.21%	16.26%	10.81%	2.36%	(11.13)%
Net Assets, End of Period (in thousands)	$649	$780	$676	$740	$1,058	$1,592
Average Net Assets for the Period (in thousands)	$772	$695	$667	$974	$1,191	$2,031
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.74%	1.47%	1.23%	1.27%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.48%	1.41%	1.23%	1.27%	1.54%
Ratio of Net Investment Income/(Loss)	(0.05)%	0.04%	(0.24)%	(0.21)%	0.00%(4)	(0.23)%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.55	$21.53	$19.89	$18.53	$18.55	$23.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.07	0.02	—(2)	0.04	—(2)
Net realized and unrealized gain/(loss)	(3.18)	1.37	3.09	2.04	0.44	(2.25)
Total from Investment Operations	(3.16)	1.44	3.11	2.04	0.48	(2.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—	(0.01)
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.37)	(1.42)	(1.47)	(0.68)	(0.50)	(2.29)
Net Asset Value, End of Period	$16.02	$21.55	$21.53	$19.89	$18.53	$18.55
Total Return*	(17.28)%	8.52%	16.65%	11.05%	2.65%	(10.92)%
Net Assets, End of Period (in thousands)	$716	$1,032	$1,033	$3,842	$4,052	$4,578
Average Net Assets for the Period (in thousands)	$1,007	$996	$3,068	$3,920	$4,208	$6,905
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.35%	1.04%	0.98%	1.04%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.18%	1.03%	0.97%	1.03%	1.28%
Ratio of Net Investment Income/(Loss)	0.21%	0.33%	0.10%	0.00%(3)	0.22%	0.01%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.68	$21.63	$19.95	$18.58	$18.62	$23.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.14	0.09	0.05	0.09	0.06
Net realized and unrealized gain/(loss)	(3.19)	1.38	3.11	2.05	0.43	(2.26)
Total from Investment Operations	(3.12)	1.52	3.20	2.10	0.52	(2.20)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Distributions (from capital gains)	(2.32)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)
Total Dividends and Distributions	(2.48)	(1.47)	(1.52)	(0.73)	(0.56)	(2.33)
Net Asset Value, End of Period	$16.08	$21.68	$21.63	$19.95	$18.58	$18.62
Total Return*	(17.09)%	8.92%	17.11%	11.35%	2.87%	(10.68)%
Net Assets, End of Period (in thousands)	$571,779	$730,400	$676,452	$672,788	$754,333	$940,738
Average Net Assets for the Period (in thousands)	$777,370	$652,848	$656,674	$741,874	$814,169	$1,252,238
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.81%	0.74%	0.73%	0.79%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.73%	0.72%	0.77%	1.02%
Ratio of Net Investment Income/(Loss)	0.62%	0.72%	0.44%	0.26%	0.48%	0.27%
Portfolio Turnover Rate	41%	76%	59%	116%	51%	70%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

24	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

26	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment

28	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$17,052,161	$—	$(17,052,161)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs	$377,272	$—	$—	$377,272
Morgan Stanley	250,000	—	—	250,000

Total	$627,272	$—	$—	$627,272
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

30	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $17,052,161. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $17,520,725, resulting in the net amount due to the counterparty of $468,564.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

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Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.52%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

32	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $5,478.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $355.

34	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	70	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $946,284 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,442,926,948	$109,213,378	$(300,615,727)	$ (191,402,349)

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (1,063,013)	$ 440,291	$ (4,550)	$ 435,741

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	35

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	480,557	$ 10,343,780	413,666	$ 8,224,490
Reinvested dividends and distributions	128,570	2,703,832	67,958	1,146,458
Shares repurchased	(475,863)	(9,983,060)	(242,468)	(4,731,116)
Net Increase/(Decrease)	133,264	$ 3,064,552	239,156	$ 4,639,832
Class C Shares:
Shares sold	75,373	$ 1,454,893	58,945	$ 1,020,053
Reinvested dividends and distributions	43,434	840,011	44,462	696,277
Shares repurchased	(114,120)	(2,141,394)	(523,727)	(9,511,430)
Net Increase/(Decrease)	4,687	$ 153,510	(420,320)	$ (7,795,100)
Class D Shares:
Shares sold	2,108,314	$ 42,459,198	2,847,325	$ 56,818,834
Reinvested dividends and distributions	10,434,366	219,956,432	7,467,962	126,208,562
Shares repurchased	(5,528,107)	(111,290,475)	(7,634,054)	(152,453,021)
Net Increase/(Decrease)	7,014,573	$151,125,155	2,681,233	$ 30,574,375
Class I Shares:
Shares sold	2,388,406	$ 53,219,992	2,600,734	$ 53,968,075
Reinvested dividends and distributions	480,688	10,137,709	169,932	2,873,546
Shares repurchased	(3,755,230)	(68,270,315)	(1,101,908)	(21,572,643)
Net Increase/(Decrease)	(886,136)	$ (4,912,614)	1,668,758	$ 35,268,978
Class N Shares:
Shares sold	157,769	$ 3,089,635	674,798	$ 14,173,891
Reinvested dividends and distributions	212,663	4,474,433	107,622	1,814,499
Shares repurchased	(203,923)	(3,880,565)	(220,534)	(4,485,659)
Net Increase/(Decrease)	166,509	$ 3,683,503	561,886	$ 11,502,731
Class R Shares:
Shares sold	5,290	$ 108,198	8,085	$ 148,586
Reinvested dividends and distributions	4,013	81,585	2,862	46,801
Shares repurchased	(4,724)	(93,227)	(5,830)	(108,982)
Net Increase/(Decrease)	4,579	$ 96,556	5,117	$ 86,405
Class S Shares:
Shares sold	2,265	$ 45,532	5,525	$ 109,528
Reinvested dividends and distributions	5,188	109,053	4,132	69,577
Shares repurchased	(10,647)	(207,364)	(9,728)	(191,962)
Net Increase/(Decrease)	(3,194)	$ (52,779)	(71)	$ (12,857)
Class T Shares:
Shares sold	5,649,062	$123,193,749	5,035,479	$103,383,425
Reinvested dividends and distributions	4,138,422	87,196,543	2,619,366	44,241,090
Shares repurchased	(7,920,818)	(152,113,795)	(5,237,969)	(103,700,413)
Net Increase/(Decrease)	1,866,666	$ 58,276,497	2,416,876	$ 43,924,102

36	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,185,345,714	$1,270,626,721	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

38	MARCH 31, 2020

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

40	MARCH 31, 2020

Janus Henderson Contrarian Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

42	MARCH 31, 2020

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

Janus Investment Fund	43

Janus Henderson Contrarian Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Contrarian Fund

Notes

NotesPage2

56	MARCH 31, 2020

Janus Henderson Contrarian Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93038 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Emerging Markets Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Emerging Markets Fund seeks long-term growth of capital. The investment team employs both a “top-down” and “bottom-up” approach to select investments for the Fund. The top-down approach involves a macro analysis of factors that include an issuer’s economic growth profile, the stages of a country’s development, and trends in a country’s governance and regulatory framework. The bottom-up analysis focuses on fundamental research and considers, among other factors, a company’s valuation, growth potential, competitive positioning, projected future earnings, cash flows, governance, and dividends.

Daniel J. Graña Portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund’s Class I shares returned -15.18% for the six-month period ended March 31, 2020. The Fund’s benchmark, the MSCI Emerging Markets IndexSM, returned -14.55%.

INVESTMENT ENVIRONMENT

Emerging market (EM) equities sold off during the latter part of the period as investors reacted to an unprecedented curtailment of economic activity in the wake of the COVID-19 pandemic. EM stocks only slightly underperformed developed markets, buoyed by China, which was viewed as being further along the path toward recovery. Commodities-driven economies fared poorly, as did countries already on fragile economic footing. Technology stocks registered some of the smallest declines as these companies’ products helped populations navigate disruption in their daily lives. Health care was the lone sector to generate positive returns. Cyclical stocks registered some of the most pronounced drawdowns.

PERFORMANCE DISCUSSION

The dramatic events of the past few months lent credence to our belief that one is best served by viewing emerging markets through the lenses of country risk, corporate fundamentals and governance. We don’t disaggregate country risk from currency risk, and our reasoning for this approach has been on display during the COVID-19 outbreak. With investors shunning riskier assets, global bond markets seized up, forcing fixed income investors to hedge their holdings by shorting local currencies. This placed acute pressure on countries dependent upon capital inflows to fund current account deficits as the risk of capital flight increased.

This dynamic aggravated the challenging environment brought on by the rare occurrence of simultaneous supply and demand shocks. Countries already on tenuous economic footing were most vulnerable to these threats. Brazil had only been emerging from recession when confronted by this crisis. With demand for its commodities exports – chief among them, oil – slashed, efforts to maintain economic growth were overwhelmed. Consequently, many of the period’s top individual detractors were Brazilian entities, among them Petrobras, Banco Bradesco and IRB-Brasil Resseguros.

Conversely, some EM countries were better positioned to absorb the shock. Asian countries that experienced 2003’s SARS outbreak initiated a more effective response to COVID-19. Investors perceived these efforts as placing these economies on a faster track toward recovery. China, which was forced into action early and has a system of governance that allowed for sweeping containment efforts, is largely viewed as nearing the end of the tunnel. Accordingly, several Chinese companies were leading contributors for the period.

Some of these stocks’ resilience can be linked to the role they have played in helping China navigate the crisis. Tencent – the period’s top relative contributor – benefited not only from homebound citizens increasing their time spent gaming but also by the dominant position of its WeChat messaging platform. Another contributor, Beijing Tiantan Biological, was boosted by hopes that its products may be part of the solution to contain future COVID-19 outbreaks. Another contributor was China Lesso, the largest plastic pipe and fittings producer in China. We see catalysts in the form of continued balance sheet deleveraging and a ramp up of dividend payments.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

OUTLOOK

For years, growth in emerging markets was defined by the drive toward globalization and the benefits it bestowed upon export-based economies. With the greatest incremental contribution from globalization likely behind us, emerging economies must rely upon new sources to expand gross domestic product. Several countries with large domestic markets have achieved a level of wealth where consumption is becoming a greater contributor to growth. Complementing this – and on display during the virus outbreak – is the growing role technology plays in economic activity. China has been a leader in e-commerce and social media engagement, but we expect future innovation will emerge from more value-added intellectual property as the country adopts cloud computing and artificial intelligence.

In the wake of the crisis, we expect to see a push for diversifying supply chains. Corporations were already revisiting their reliance upon individual suppliers and countries due to last year’s trade war, and we expect these initiatives to accelerate. Anecdotally, in conversations with management teams, we are hearing stories of companies establishing additional channels for key production inputs and end products.

We also expect the crisis to be a catalyst for wider adoption of digital platforms. Several cohorts that had yet to fully engage e-commerce and social media had no choice but to do so during the pandemic. We also believe investment in digital infrastructure in finance, industry and other sectors will become national priorities. An area where we see considerable promise is digital payments. And it’s not just in China but increasingly in Africa and the Middle East.

Still, we see near-term risks ahead. We believe that neither Indonesia nor India – with their large migrant workforces and ill-equipped public health systems – are well prepared to handle a surge in COVID-19 cases. When applying our portfolio lenses, we see other challenges. Countries with large current account deficits and foreign-denominated debt may continue to be at risk of capital flight. On the corporate level, highly leveraged companies should continue to be avoided. On governance, the nature of this crisis has led to calls for companies to commit to “national service.” While these endeavors have their place, we worry that such initiatives can run contrary to the interest of minority shareholders.

Thank you for your investment in the Janus Henderson Emerging Markets Fund.

2	MARCH 31, 2020

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Tencent Holdings Ltd	7.28%	0.79%	Petroleo Brasileiro SA (ADR)	1.92%	-1.27%
Beijing Tiantan Biological Products Corp Ltd	0.75%	0.55%	IRB Brasil Resseguros S/A	1.30%	-0.90%
China Lesso Group Holdings Ltd	1.25%	0.51%	Banco Bradesco SA	2.03%	-0.86%
China Conch Venture Holdings Ltd	1.23%	0.35%	Geopark Ltd	1.18%	-0.71%
Alibaba Group Holding Ltd (ADR)	6.73%	0.33%	Wijaya Karya Persero Tbk PT	1.10%	-0.66%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.41%	12.89%	11.49%
	Industrials	0.67%	10.63%	5.24%
	Consumer Discretionary	0.28%	18.83%	14.13%
	Utilities	0.26%	1.26%	2.64%
	Other**	0.22%	1.89%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Energy	-1.19%	7.04%	7.17%
	Financials	-0.73%	22.36%	23.89%
	Information Technology	-0.44%	15.13%	15.94%
	Real Estate	-0.17%	3.14%	2.92%
	Consumer Staples	-0.10%	4.11%	6.50%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	9.6%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	8.5%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	6.0%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.8%
Ping An Insurance Group Co of China Ltd
Insurance	4.0%
33.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	1.6%
Preferred Stocks	1.2%
Other	0.3%
100.0%

Emerging markets comprised 87.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-15.26%	-19.51%	-2.44%	-2.18%	1.66%	1.36%
Class A Shares at MOP	-20.11%	-24.13%	-3.59%	-2.81%
Class C Shares at NAV	-15.57%	-20.21%	-3.18%	-2.92%	2.56%	2.13%
Class C Shares at CDSC	-16.41%	-21.00%	-3.18%	-2.92%
Class D Shares(1)	-15.14%	-19.45%	-2.39%	-2.17%	1.81%	1.21%
Class I Shares	-15.18%	-19.41%	-2.21%	-1.95%	1.46%	1.12%
Class N Shares	-15.19%	-19.41%	-2.22%	-2.07%	1.42%	1.04%
Class S Shares	-15.29%	-19.58%	-2.60%	-2.43%	2.28%	1.54%
Class T Shares	-15.22%	-19.44%	-2.46%	-2.24%	1.74%	1.29%
MSCI Emerging Markets Index	-14.55%	-17.69%	-0.37%	-0.87%
Morningstar Quartile - Class I Shares	-	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	480/834	479/673	293/395

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 31, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$847.40	$6.37	$1,000.00	$1,018.10	$6.96	1.38%
Class C Shares	$1,000.00	$844.30	$9.54	$1,000.00	$1,014.65	$10.43	2.07%
Class D Shares	$1,000.00	$848.60	$5.50	$1,000.00	$1,019.05	$6.01	1.19%
Class I Shares	$1,000.00	$848.20	$5.18	$1,000.00	$1,019.40	$5.65	1.12%
Class N Shares	$1,000.00	$848.10	$4.76	$1,000.00	$1,019.85	$5.20	1.03%
Class S Shares	$1,000.00	$847.10	$6.56	$1,000.00	$1,017.90	$7.16	1.42%
Class T Shares	$1,000.00	$847.80	$5.91	$1,000.00	$1,018.60	$6.46	1.28%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 96.9%
Banks – 5.7%
Banco Bradesco SA	295,562	$1,070,106
Commercial International Bank Egypt SAE*	328,462	1,190,117
HDFC Bank Ltd	126,905	1,428,028
		3,688,251
Beverages – 1.1%
Wuliangye Yibin Co Ltd	44,259	722,211
Biotechnology – 1.7%
Beijing Tiantan Biological Products Corp Ltd	213,967	1,099,002
Building Products – 1.4%
China Lesso Group Holdings Ltd	717,000	940,934
Capital Markets – 1.9%
Hong Kong Exchanges & Clearing Ltd	42,100	1,264,355
Communications Equipment – 1.6%
Accton Technology Corp	194,000	1,029,342
Construction & Engineering – 0.7%
Wijaya Karya Persero Tbk PT	9,038,100	460,870
Diversified Consumer Services – 3.2%
Afya Ltd*	63,883	1,217,610
Fu Shou Yuan International Group Ltd	990,000	867,130
		2,084,740
Diversified Financial Services – 1.6%
Chailease Holding Co Ltd	351,000	1,062,565
Electrical Equipment – 2.2%
KEI Industries Ltd	141,739	502,752
Voltronic Power Technology Corp	46,000	953,560
		1,456,312
Energy Equipment & Services – 0.9%
Anton Oilfield Services Group/Hong Kong	8,694,000	551,284
Entertainment – 1.5%
NetEase Inc (ADR)	3,010	966,090
Food & Staples Retailing – 0.8%
X5 Retail Group NV (GDR) (REG)	18,569	498,718
Health Care Providers & Services – 0.8%
Notre Dame Intermedica Participacoes SA	62,098	537,395
Hotels, Restaurants & Leisure – 3.6%
Bloomberry Resorts Corp	7,443,000	870,337
Leejam Sports Co JSC	42,592	591,746
Sands China Ltd	245,600	893,857
		2,355,940
Household Durables – 1.3%
Haier Smart Home Co Ltd	415,744	847,291
Information Technology Services – 1.4%
Network International Holdings PLC (144A)*	191,802	941,079
Insurance – 6.5%
AIA Group Ltd	182,400	1,640,978
Ping An Insurance Group Co of China Ltd	265,500	2,597,247
		4,238,225
Interactive Media & Services – 14.4%
AfreecaTV Co Ltd	20,517	874,572
NAVER Corp	7,835	1,077,942
Tencent Holdings Ltd	127,700	6,227,054
Yandex NV*	34,727	1,182,454
		9,362,022
Internet & Direct Marketing Retail – 12.6%
Alibaba Group Holding Ltd (ADR)*	28,492	5,541,124
MercadoLibre Inc*	1,531	748,016
Naspers Ltd	13,612	1,935,764
		8,224,904

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Machinery – 3.1%
China Conch Venture Holdings Ltd	212,500	$944,800
Zhengzhou Yutong Bus Co Ltd	553,715	1,072,359
		2,017,159
Metals & Mining – 1.4%
Ivanhoe Mines Ltd*	530,515	882,244
Oil, Gas & Consumable Fuels – 2.5%
Geopark Ltd	73,251	517,885
LUKOIL PJSC (ADR)	18,294	1,090,304
		1,608,189
Paper & Forest Products – 1.0%
Asia Paper Manufacturing Co Ltd	30,276	666,399
Professional Services – 1.6%
NICE Information Service Co Ltd	94,423	1,027,708
Real Estate Management & Development – 3.8%
China World Trade Center Co Ltd	418,572	781,263
Logan Property Holdings Co Ltd	746,000	1,143,376
Vinhomes JSC (144A)	244,260	563,222
		2,487,861
Road & Rail – 1.0%
United International Transportation Co	88,811	648,054
Semiconductor & Semiconductor Equipment – 6.9%
MediaTek Inc	70,000	745,730
Taiwan Semiconductor Manufacturing Co Ltd	419,000	3,740,804
		4,486,534
Specialty Retail – 1.0%
Wilcon Depot Inc	2,481,400	634,748
Technology Hardware, Storage & Peripherals – 6.0%
Samsung Electronics Co Ltd	101,062	3,928,169
Thrifts & Mortgage Finance – 2.1%
Housing Development Finance Corp Ltd	62,535	1,335,728
Wireless Telecommunication Services – 1.6%
Safaricom PLC	4,130,279	1,040,272
Total Common Stocks (cost $72,088,214)		63,094,595
Preferred Stocks – 1.2%
Electric Utilities – 1.2%
Cia Paranaense de Energia (cost $976,731)	76,900	791,898
Investment Companies – 1.6%
Money Markets – 1.6%
Fidelity Investments Money Market Treasury Portfolio, 0.2600%ºº (cost $1,020,725)	1,020,725	1,020,725
Total Investments (total cost $74,085,670) – 99.7%		64,907,218
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		167,829
Net Assets – 100%		$65,075,047

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$24,301,165	37.4%
South Korea	7,574,790	11.7
Taiwan	7,532,001	11.6
Brazil	4,365,025	6.7
Hong Kong	3,799,190	5.9
India	3,266,508	5.0
Russia	2,771,476	4.3
South Africa	1,935,764	3.0
Philippines	1,505,085	2.3
Saudi Arabia	1,239,800	1.9
Egypt	1,190,117	1.8
Kenya	1,040,272	1.6
United States	1,020,725	1.6
United Kingdom	941,079	1.4
Canada	882,244	1.4
Vietnam	563,222	0.9
Chile	517,885	0.8
Indonesia	460,870	0.7

Total	$64,907,218	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $1,504,301, which represents 2.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$1,070,106	$2,618,145	$-
Diversified Consumer Services	1,217,610	867,130	-
Entertainment	966,090	-	-
Health Care Providers & Services	537,395	-	-
Interactive Media & Services	1,182,454	8,179,568	-
Internet & Direct Marketing Retail	6,289,140	1,935,764	-
Metals & Mining	882,244	-	-
Oil, Gas & Consumable Fuels	517,885	1,090,304	-
All Other	-	35,740,760	-
Preferred Stocks	-	791,898	-
Investment Companies	1,020,725	-	-
Total Assets	$13,683,649	$51,223,569	$-

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$64,907,218
Cash denominated in foreign currency(2)	26,719
Non-interested Trustees' deferred compensation	1,284
Receivables:
Foreign tax reclaims	177,440
Fund shares sold	152,954
Dividends	133,648
Other assets	6,471
Total Assets	65,405,734
Liabilities:
Due to custodian	40
Payables:	—
Fund shares repurchased	195,309
Professional fees	31,355
Advisory fees	28,574
Non-affiliated fund administration fees payable	17,247
Custodian fees	13,587
Transfer agent fees and expenses	9,779
Printing fees	6,884
Registration fees	6,241
Postage fees	4,742
12b-1 Distribution and shareholder servicing fees	3,064
Non-interested Trustees' deferred compensation fees	1,284
Compliance Office fees	992
Non-interested Trustees' fees and expenses	421
Affiliated fund administration fees payable	151
Accrued expenses and other payables	11,017
Total Liabilities	330,687
Net Assets	$65,075,047

See Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$87,611,347
Total distributable earnings (loss)	(22,536,300)
Total Net Assets	$65,075,047
Net Assets - Class A Shares	$3,606,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	494,280
Net Asset Value Per Share(3)	$7.30
Maximum Offering Price Per Share(4)	$7.75
Net Assets - Class C Shares	$2,120,948
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	299,649
Net Asset Value Per Share(3)	$7.08
Net Assets - Class D Shares	$8,740,614
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,190,997
Net Asset Value Per Share	$7.34
Net Assets - Class I Shares	$18,647,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,546,453
Net Asset Value Per Share	$7.32
Net Assets - Class N Shares	$30,099,291
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,103,949
Net Asset Value Per Share	$7.33
Net Assets - Class S Shares	$63,595
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,585
Net Asset Value Per Share	$7.41
Net Assets - Class T Shares	$1,796,969
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,949
Net Asset Value Per Share	$7.34

(1) Includes cost of $74,085,670.

(2) Includes cost of $26,719.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$520,423
Other income	1,069
Foreign tax withheld	(59,791)
Total Investment Income	461,701
Expenses:
Advisory fees	398,418
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,214
Class C Shares	15,968
Class S Shares	99
Transfer agent administrative fees and expenses:
Class D Shares	6,732
Class S Shares	99
Class T Shares	3,410
Transfer agent networking and omnibus fees:
Class A Shares	2,175
Class C Shares	1,329
Class I Shares	10,665
Other transfer agent fees and expenses:
Class A Shares	224
Class C Shares	162
Class D Shares	2,378
Class I Shares	765
Class N Shares	341
Class S Shares	3
Class T Shares	37
Professional fees	48,543
Non-affiliated fund administration fees	35,355
Registration fees	33,335
Custodian fees	26,398
Shareholder reports expense	7,825
Affiliated fund administration fees	996
Non-interested Trustees’ fees and expenses	466
Other expenses	6,830
Total Expenses	608,767
Less: Excess Expense Reimbursement and Waivers	(146,238)
Net Expenses	462,529
Net Investment Income/(Loss)	(828)

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(1,966,474)
Total Net Realized Gain/(Loss) on Investments	(1,966,474)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(11,645,871)
Total Change in Unrealized Net Appreciation/Depreciation	(11,645,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(13,613,173)

(1) Includes change in unrealized appreciation/depreciation of $19,263 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(828)	$1,794,410
Net realized gain/(loss) on investments	(1,966,474)	(9,889,702)
Change in unrealized net appreciation/depreciation	(11,645,871)	2,911,940
Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,613,173)	(5,183,352)
Dividends and Distributions to Shareholders
Class A Shares	(63,132)	(457,330)
Class C Shares	(15,232)	(116,611)
Class D Shares	(176,488)	(428,310)
Class I Shares	(542,789)	(2,922,779)
Class N Shares	(307,706)	(815,126)
Class S Shares	(597)	(13,840)
Class T Shares	(42,970)	(146,144)
Net Decrease from Dividends and Distributions to Shareholders	(1,148,914)	(4,900,140)
Capital Share Transactions:
Class A Shares	(576,490)	(10,008,606)
Class C Shares	(795,565)	(2,184,824)
Class D Shares	(452,484)	(1,182,282)
Class I Shares	(12,794,125)	(66,839,075)
Class N Shares	22,026,754	(7,083,972)
Class S Shares	(1,187)	(1,596,508)
Class T Shares	(931,820)	(1,543,913)
Net Increase/(Decrease) from Capital Share Transactions	6,475,083	(90,439,180)
Net Increase/(Decrease) in Net Assets	(8,287,004)	(100,522,672)
Net Assets:
Beginning of period	73,362,051	173,884,723
End of period	$65,075,047	$73,362,051

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.72	$9.48	$10.36	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.10	0.10	0.04
Net realized and unrealized gain/(loss)	(1.29)	(0.55)	(0.67)	0.13
Total from Investment Operations	(1.30)	(0.45)	(0.57)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.13)	(0.10)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.12)	(0.31)	(0.31)	—
Net Asset Value, End of Period	$7.30	$8.72	$9.48	$10.36
Total Return*	(15.26)%	(4.66)%(3)	(5.80)%	1.67%
Net Assets, End of Period (in thousands)	$3,607	$4,859	$15,771	$15,562
Average Net Assets for the Period (in thousands)	$4,906	$8,932	$16,103	$15,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.65%	1.51%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.30%	1.33%	1.46%
Ratio of Net Investment Income/(Loss)	(0.18)%	1.11%	0.93%	2.18%
Portfolio Turnover Rate	65%	68%	26%	2%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.42	$9.12	$9.98	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.04)	0.05	0.01	0.02
Net realized and unrealized gain/(loss)	(1.26)	(0.55)	(0.65)	0.13
Total from Investment Operations	(1.30)	(0.50)	(0.64)	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.02)	(0.01)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.04)	(0.20)	(0.22)	—
Net Asset Value, End of Period	$7.08	$8.42	$9.12	$9.98
Total Return*	(15.57)%	(5.38)%(4)	(6.59)%	1.53%
Net Assets, End of Period (in thousands)	$2,121	$3,432	$5,985	$9,017
Average Net Assets for the Period (in thousands)	$3,365	$4,604	$8,442	$8,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.49%	2.54%	2.26%	2.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.07%	2.11%	2.07%	2.35%
Ratio of Net Investment Income/(Loss)	(0.85)%	0.56%	0.11%	1.29%
Portfolio Turnover Rate	65%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.89)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (5.61)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.02
Net realized and unrealized gain/(loss)	1.05	0.39	(1.24)
Total from Investment Operations	1.15	0.52	(1.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	—
Total Dividends and Distributions	(0.06)	(0.02)	—
Net Asset Value, End of Period	$10.19	$9.10	$8.60
Total Return*	12.80%	6.07%	(12.42)%
Net Assets, End of Period (in thousands)	$15,124	$6,510	$8,272
Average Net Assets for the Period (in thousands)	$12,523	$5,958	$8,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	2.36%(2)	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.79%	1.79%
Ratio of Net Investment Income/(Loss)	1.05%	1.64%	0.21%
Portfolio Turnover Rate	32%	86%	148%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$8.79	$8.35	$9.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	(0.06)
Net realized and unrealized gain/(loss)	1.02	0.38	(1.20)
Total from Investment Operations	1.05	0.44	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—
Total Dividends and Distributions	(0.01)	—	—
Net Asset Value, End of Period	$9.83	$8.79	$8.35
Total Return*	12.03%	5.27%	(13.11)%
Net Assets, End of Period (in thousands)	$8,530	$3,553	$3,049
Average Net Assets for the Period (in thousands)	$6,219	$3,028	$3,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	3.16%(2)	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	0.37%	0.70%	(0.62)%
Portfolio Turnover Rate	32%	86%	148%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.78	$9.53	$10.41	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.14	0.11	0.04
Net realized and unrealized gain/(loss)	(1.29)	(0.59)	(0.67)	0.13
Total from Investment Operations	(1.29)	(0.45)	(0.56)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.12)	(0.11)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.15)	(0.30)	(0.32)	—
Net Asset Value, End of Period	$7.34	$8.78	$9.53	$10.41
Total Return*	(15.14)%	(4.59)%(4)	(5.64)%	1.66%
Net Assets, End of Period (in thousands)	$8,741	$10,957	$13,104	$16,053
Average Net Assets for the Period (in thousands)	$11,365	$12,337	$15,607	$16,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.80%	1.38%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.19%	1.15%	1.46%
Ratio of Net Investment Income/(Loss)	0.01%	1.51%	1.08%	2.18%
Portfolio Turnover Rate	65%	68%	26%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.78	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.14	0.12	0.04
Net realized and unrealized gain/(loss)	(1.29)	(0.57)	(0.69)	0.14
Total from Investment Operations	(1.29)	(0.43)	(0.57)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.17)	(0.31)	(0.33)	—
Net Asset Value, End of Period	$7.32	$8.78	$9.52	$10.42
Total Return*	(15.18)%	(4.38)%(5)	(5.72)%	1.76%
Net Assets, End of Period (in thousands)	$18,647	$34,499	$107,276	$112,952
Average Net Assets for the Period (in thousands)	$30,425	$71,330	$119,036	$110,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.45%	1.26%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.13%	1.09%	1.20%
Ratio of Net Investment Income/(Loss)	0.09%	1.49%	1.17%	2.42%
Portfolio Turnover Rate	65%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Total return without the effect of affiliated payments would have been (4.82)%. Please see Note 3 in the Notes to the Financial Statements.

(5) Total return without the effect of affiliated payments would have been (4.61)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$9.13	$8.63	$9.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.03
Net realized and unrealized gain/(loss)	1.03	0.42	(1.25)
Total from Investment Operations	1.18	0.55	(1.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.01)
Total Dividends and Distributions	(0.07)	(0.05)	(0.01)
Net Asset Value, End of Period	$10.24	$9.13	$8.63
Total Return*	13.15%	6.41%	(12.34)%
Net Assets, End of Period (in thousands)	$107,513	$36,815	$12,652
Average Net Assets for the Period (in thousands)	$62,396	$21,242	$15,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	2.09%(3)	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	1.63%	1.52%	0.37%
Portfolio Turnover Rate	32%	86%	148%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.79	$9.53	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.15	0.12	0.05
Net realized and unrealized gain/(loss)	(1.30)	(0.57)	(0.68)	0.13
Total from Investment Operations	(1.30)	(0.42)	(0.56)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.14)	(0.12)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.16)	(0.32)	(0.33)	—
Net Asset Value, End of Period	$7.33	$8.79	$9.53	$10.42
Total Return*	(15.19)%	(4.33)%(4)	(5.63)%	1.76%
Net Assets, End of Period (in thousands)	$30,099	$16,531	$25,134	$41,206
Average Net Assets for the Period (in thousands)	$26,815	$21,520	$29,832	$41,394
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.41%	1.20%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.03%	1.03%	1.05%
Ratio of Net Investment Income/(Loss)	0.04%	1.65%	1.15%	2.59%
Portfolio Turnover Rate	65%	68%	26%	2%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.81	$9.51	$10.41	$10.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.08	0.13	0.04
Net realized and unrealized gain/(loss)	(1.32)	(0.52)	(0.73)	0.14
Total from Investment Operations	(1.33)	(0.44)	(0.60)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.09)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.07)	(0.26)	(0.30)	—
Net Asset Value, End of Period	$7.41	$8.81	$9.51	$10.41
Total Return*	(15.29)%	(4.49)%(5)	(5.98)%	1.76%
Net Assets, End of Period (in thousands)	$64	$77	$1,753	$316
Average Net Assets for the Period (in thousands)	$80	$488	$1,189	$311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.64%	2.25%	1.85%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.18%	1.47%	1.51%
Ratio of Net Investment Income/(Loss)	(0.20)%	0.89%	1.28%	2.11%
Portfolio Turnover Rate	65%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Total return without the effect of affiliated payments would have been (4.56)%. Please see Note 3 in the Notes to the Financial Statements.

(5) Total return without the effect of affiliated payments would have been (4.72)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.06
Net realized and unrealized gain/(loss)	0.79	1.06
Total from Investment Operations	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)
Total Dividends and Distributions	(0.08)	(0.05)
Net Asset Value, End of Period	$10.24	$9.13
Total Return*	13.17%	13.92%
Net Assets, End of Period (in thousands)	$40,785	$318
Average Net Assets for the Period (in thousands)	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	2.17%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	4.20%	1.07%
Portfolio Turnover Rate	32%	86%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.78	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.13	0.10	0.04
Net realized and unrealized gain/(loss)	(1.30)	(0.57)	(0.68)	0.14
Total from Investment Operations	(1.30)	(0.44)	(0.58)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	(0.11)	—
Distributions (from capital gains)	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.14)	(0.30)	(0.32)	—
Net Asset Value, End of Period	$7.34	$8.78	$9.52	$10.42
Total Return*	(15.22)%	(4.56)%(4)	(5.86)%	1.76%
Net Assets, End of Period (in thousands)	$1,797	$3,008	$4,862	$7,770
Average Net Assets for the Period (in thousands)	$2,728	$4,046	$7,275	$7,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.73%	1.45%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.27%	1.26%	1.30%
Ratio of Net Investment Income/(Loss)	(0.05)%	1.41%	0.93%	2.34%
Portfolio Turnover Rate	65%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Total return without the effect of affiliated payments would have been (4.79)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

26	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

28	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Janus Investment Fund	29

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services

30	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $218.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	44
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

During the period ended September 30, 2019, Janus Capital made a contribution to the Fund to cover broker commission fees related to registration of foreign securities. The impact of the contribution on total return was 0.23%.

32	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(4,568,355)	$(6,595,680)	$ (11,164,035)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 74,469,475	$ 1,739,549	$(11,301,806)	$ (9,562,257)

Janus Investment Fund	33

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	172,429	$ 1,633,325	117,396	$ 1,066,661
Reinvested dividends and distributions	6,582	62,859	53,031	456,598
Shares repurchased	(242,148)	(2,272,674)	(1,277,310)	(11,531,865)
Net Increase/(Decrease)	(63,137)	$ (576,490)	(1,106,883)	$(10,008,606)
Class C Shares:
Shares sold	155,528	$ 1,484,506	68,357	$ 581,489
Reinvested dividends and distributions	1,628	15,123	13,874	115,990
Shares repurchased	(265,094)	(2,295,194)	(330,948)	(2,882,303)
Net Increase/(Decrease)	(107,938)	$ (795,565)	(248,717)	$ (2,184,824)
Class D Shares:
Shares sold	192,926	$ 1,737,467	299,067	$ 2,738,295
Reinvested dividends and distributions	18,120	173,947	48,819	422,774
Shares repurchased	(267,353)	(2,363,898)	(476,175)	(4,343,351)
Net Increase/(Decrease)	(56,307)	$ (452,484)	(128,289)	$ (1,182,282)
Class I Shares:
Shares sold	600,784	$ 5,390,737	2,864,218	$ 26,094,612
Reinvested dividends and distributions	56,073	537,175	337,015	2,915,180
Shares repurchased	(2,039,469)	(18,722,037)	(10,535,869)	(95,848,867)
Net Increase/(Decrease)	(1,382,612)	$(12,794,125)	(7,334,636)	$(66,839,075)
Class N Shares:
Shares sold	2,481,612	$ 24,259,595	74,824	$ 684,311
Reinvested dividends and distributions	32,086	307,706	94,125	815,126
Shares repurchased	(290,479)	(2,540,547)	(925,237)	(8,583,409)
Net Increase/(Decrease)	2,223,219	$ 22,026,754	(756,288)	$ (7,083,972)
Class S Shares:
Shares sold	438	$ 3,971	5,649	$ 51,820
Reinvested dividends and distributions	62	597	1,596	13,840
Shares repurchased	(609)	(5,755)	(182,908)	(1,662,168)
Net Increase/(Decrease)	(109)	$ (1,187)	(175,663)	$ (1,596,508)
Class T Shares:
Shares sold	18,064	$ 159,199	33,594	$ 299,757
Reinvested dividends and distributions	4,476	42,970	16,876	146,144
Shares repurchased	(120,288)	(1,133,989)	(218,637)	(1,989,814)
Net Increase/(Decrease)	(97,748)	$ (931,820)	(168,167)	$ (1,543,913)

34	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

6.  Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$58,213,872	$ 48,739,631	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

38	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

48	MARCH 31, 2020

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Fund

Notes

NotesPage1

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93079 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Enterprise Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Enterprise Fund’s Class I Shares returned -19.55% over the six-month period ended March 31, 2020. The Fund’s benchmark, the Russell Midcap® Growth Index, returned -13.50%.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel, business and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved over $2 trillion in crisis support to consumers and small and large businesses. The historic March market decline erased earlier market gains, and stocks ended the six-month period sharply lower.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Russell Midcap Growth Index, due largely to weak stock selection in several sectors, including information technology and health care. We are disappointed that our disciplined investment approach and our focus on resilient business models did not better insulate our performance from recent market volatility. In part this was due to the unique nature of the COVID-19 pandemic, which has impacted certain sectors and companies that usually would be shielded from the effects of a traditional economic downturn. Our relative performance was also hindered by our cautious approach to higher-valuation, higher-risk stocks in sectors such as biotechnology and Software as a Service. We have believed for some time that these companies, many of which remain unprofitable, were trading at unsustainably high valuations. Yet these momentum-driven stocks outperformed, not only in the fourth quarter of 2019 but even through the sharp market sell-off in February and March of 2020, a development we would not have expected in a typical recession. Some of these companies were viewed to be direct beneficiaries of the COVID-19 crisis, while others were perceived to be better suited to an increasingly virtual economy. While we appreciate the fundamental outlook for many of these businesses, we continue to believe their valuations are unsustainable.

The steep drop in the price of oil also hurt stock performance for several holdings. These included Magellan Midstream, which owns and operates pipelines that transport crude oil and finished fuels to end markets in the U.S. We like Magellan because in our view its business is much more sensitive to historically stable crude volumes than to historically volatile crude prices. However, a severe and unprecedented drop in miles driven slashed fuel demand, as stay-at-home directives have kept cars off the roads. Despite near-term uncertainty for Magellan’s business, we believe miles driven will eventually normalize, and we have confidence that the company’s strong balance sheet and take-or-pay contracts will help it navigate this period of near-term uncertainty. We continue to hold the position.

Lower oil prices also pressured the stock of payment processing company WEX. This company markets fuel payment cards that trucking companies can use to manage fuel expenses. Returns on this business have been squeezed by lower fuel prices. Additionally, the company is acquiring a travel processing business that

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

now faces near-term uncertainty due to the COVID-19 travel restrictions. As a result, the stock declined.

Positive contributors included companies that either operate in a more virtual arena or have subscription-based business models and recurring revenue streams. NICE Systems provides technology solutions enabling businesses to improve customer service, fight fraud and ensure compliance. In our view, NICE is well positioned to help businesses use software and data analytics to virtualize business operations while its solid recurring revenues may cushion near-term financial performance.

Recurring revenues also benefited long-term holding Crown Castle, another top contributor. Crown Castle owns cell phone towers where telecommunication carriers house their equipment. The demand for bandwidth and rollout of advanced 4G and 5G communications is increasing investment in telecommunications infrastructure, supporting Crown Castle’s business.

DERIVATIVES USE

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

Looking ahead, we caution that markets could remain volatile as investors try to assess the likely progression and severity of the pandemic and associated economic fallout as well as the ability of governments and health systems to cope. While we are aware of near-term risks, we believe our competitive advantage lies in our low portfolio turnover and our long-term time horizon. We remain focused on identifying companies we believe will thrive over a three- to five-year period, well beyond this crisis, and are on the lookout for new investment opportunities this volatility may create.

At the same time, we recognize the near-term challenges many companies face, and we have redoubled our efforts to stress test our investments. Our aim is to maximize potential return while minimizing risk across several vectors, including the durability of balance sheets and the resilience of financial performance and business operations. We are also considering how suited business models might be to what the economy may look like on the other end of this crisis. We are looking for companies that are tennis balls and not eggs — meaning they can bounce back from adversity due to strength in their business models, balance sheets and competitive advantages. This is the best path we see to pursue long-term risk-adjusted returns for our investors.

2	MARCH 31, 2020

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Crown Castle International Corp	1.76%	0.32%	Cimpress PLC	1.15%	-0.62%
Nice Ltd (ADR)	2.25%	0.28%	Magellan Midstream Partners LP	1.66%	-0.54%
Catalent Inc	1.03%	0.22%	WEX Inc	1.71%	-0.54%
ICU Medical Inc	0.62%	0.21%	Gildan Activewear Inc	0.80%	-0.54%
STERIS PLC	1.61%	0.17%	Norwegian Cruise Line Holdings Ltd	0.81%	-0.51%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Other**	1.09%	6.70%	0.00%
	Communication Services	0.57%	0.93%	4.76%
	Utilities	-0.01%	0.02%	0.00%
	Energy	-0.10%	1.66%	1.13%
	Real Estate	-0.13%	3.35%	2.85%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	-3.00%	32.58%	33.96%
	Health Care	-1.45%	16.84%	15.23%
	Consumer Discretionary	-1.28%	7.31%	14.53%
	Financials	-0.72%	11.85%	4.45%
	Industrials	-0.58%	17.67%	17.05%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Constellation Software Inc/Canada
Software	2.7%
Nice Ltd (ADR)
Software	2.6%
Aon PLC
Insurance	2.3%
Crown Castle International Corp
Equity Real Estate Investment Trusts (REITs)	2.3%
Global Payments Inc
Information Technology Services	2.3%
12.2%

Asset Allocation - (% of Net Assets)
Common Stocks	94.1%
Investment Companies	5.6%
Investments Purchased with Cash Collateral from Securities Lending	0.9%
Limited Partnership Interests	0.3%
Other	(0.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-19.70%	-13.14%	6.50%	11.26%	10.13%	1.16%
Class A Shares at MOP(1)	-24.32%	-18.13%	5.25%	10.60%	9.89%
Class C Shares at NAV(1)	-19.93%	-13.63%	5.86%	10.52%	9.36%	1.74%
Class C Shares at CDSC(1)	-20.69%	-14.46%	5.86%	10.52%	9.36%
Class D Shares(1)	-19.57%	-12.87%	6.83%	11.58%	10.28%	0.81%
Class I Shares(1)	-19.55%	-12.83%	6.89%	11.67%	10.31%	0.75%
Class N Shares(1)	-19.51%	-12.74%	6.99%	11.70%	10.32%	0.66%
Class R Shares(1)	-19.82%	-13.40%	6.19%	10.93%	9.75%	1.41%
Class S Shares(1)	-19.71%	-13.18%	6.46%	11.21%	10.01%	1.16%
Class T Shares(1)	-19.61%	-12.95%	6.73%	11.49%	10.24%	0.91%
Russell Midcap Growth Index	-13.50%	-9.45%	5.61%	10.89%	9.51%
Morningstar Quartile - Class T Shares	-	3rd	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	443/618	119/564	86/514	45/136

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$803.00	$5.14	$1,000.00	$1,019.30	$5.76	1.14%
Class C Shares	$1,000.00	$800.70	$7.52	$1,000.00	$1,016.65	$8.42	1.67%
Class D Shares	$1,000.00	$804.30	$3.61	$1,000.00	$1,021.00	$4.04	0.80%
Class I Shares	$1,000.00	$804.50	$3.38	$1,000.00	$1,021.25	$3.79	0.75%
Class N Shares	$1,000.00	$804.90	$2.98	$1,000.00	$1,021.70	$3.34	0.66%
Class R Shares	$1,000.00	$801.80	$6.35	$1,000.00	$1,017.95	$7.11	1.41%
Class S Shares	$1,000.00	$802.90	$5.23	$1,000.00	$1,019.20	$5.86	1.16%
Class T Shares	$1,000.00	$803.90	$4.06	$1,000.00	$1,020.50	$4.55	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 94.1%
Aerospace & Defense – 3.5%
HEICO Corp	950,685	$60,748,772
L3Harris Technologies Inc	1,572,814	283,295,258
Teledyne Technologies Inc*	831,952	247,314,371
		591,358,401
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	2,030,937	107,822,445
Auto Components – 0.4%
Visteon Corp*	1,263,047	60,600,995
Banks – 0.4%
SVB Financial Group*	397,504	60,054,904
Biotechnology – 1.1%
Neurocrine Biosciences Inc*	1,358,251	117,556,624
Sarepta Therapeutics Inc*	771,550	75,473,021
		193,029,645
Capital Markets – 4.7%
Cboe Global Markets Inc	1,599,178	142,726,637
LPL Financial Holdings Inc£	4,357,313	237,168,547
MSCI Inc	463,481	133,927,470
TD Ameritrade Holding Corp	8,125,148	281,617,630
		795,440,284
Commercial Services & Supplies – 2.5%
Cimpress PLC*,£	2,154,740	114,632,168
Edenred	3,438,610	143,877,484
Ritchie Bros Auctioneers Inc	4,870,747	166,482,132
		424,991,784
Containers & Packaging – 1.0%
Sealed Air Corp	6,542,565	161,666,781
Diversified Consumer Services – 1.4%
frontdoor Inc*	2,553,727	88,818,625
ServiceMaster Global Holdings Inc*	5,485,620	148,111,740
		236,930,365
Electric Utilities – 0.4%
Alliant Energy Corp	1,370,507	66,181,783
Electrical Equipment – 1.3%
Sensata Technologies Holding PLC*	7,500,411	216,986,890
Electronic Equipment, Instruments & Components – 5.4%
Belden Inc	1,993,351	71,920,104
Dolby Laboratories Inc£	3,593,696	194,814,260
Flex Ltd*	19,364,236	162,175,476
National Instruments Corp	5,909,661	195,491,586
TE Connectivity Ltd	4,617,128	290,786,721
		915,188,147
Entertainment – 0.5%
Liberty Media Corp-Liberty Formula One*	2,912,862	79,317,232
Equity Real Estate Investment Trusts (REITs) – 3.6%
Crown Castle International Corp	2,658,380	383,870,072
Lamar Advertising Co	4,251,997	218,042,406
		601,912,478
Health Care Equipment & Supplies – 9.4%
Boston Scientific Corp*	10,361,024	338,080,213
Cooper Cos Inc	1,303,156	359,241,015
Dentsply Sirona Inc	3,571,812	138,693,460
ICU Medical Inc*	738,542	149,015,619
STERIS PLC	2,356,290	329,809,911
Teleflex Inc	526,725	154,256,683
Varian Medical Systems Inc*	1,012,999	103,994,477
		1,573,091,378

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.7%
Aramark	5,025,079	$100,350,828
Dunkin' Brands Group Inc	3,536,509	187,788,628
		288,139,456
Industrial Conglomerates – 0.9%
Carlisle Cos Inc	1,218,521	152,656,311
Information Technology Services – 11.4%
Amdocs Ltd	5,484,437	301,479,502
Broadridge Financial Solutions Inc	3,434,236	325,668,600
Euronet Worldwide Inc*	740,032	63,435,543
Fidelity National Information Services Inc	2,652,558	322,657,155
Global Payments Inc	2,659,057	383,515,791
GoDaddy Inc*	5,538,033	316,277,065
WEX Inc*	1,933,556	202,153,280
		1,915,186,936
Insurance – 7.1%
Aon PLC	2,391,118	394,630,115
Intact Financial Corp	3,674,011	317,582,231
Willis Towers Watson PLC	1,228,365	208,637,795
WR Berkley Corp	5,220,135	272,334,443
		1,193,184,584
Internet & Direct Marketing Retail – 0.5%
Wayfair Inc*,#	1,548,637	82,759,161
Life Sciences Tools & Services – 5.3%
IQVIA Holdings Inc*	1,969,684	212,450,116
PerkinElmer Inc	4,426,073	333,194,775
PRA Health Sciences Inc*	1,603,829	133,181,960
Waters Corp*	1,155,051	210,277,035
		889,103,886
Machinery – 3.5%
Ingersoll Rand Inc*	3,688,737	91,480,678
Middleby Corp*	1,334,318	75,896,008
Rexnord Corp£	7,267,117	164,745,542
Trane Technologies PLC	1,021,102	84,332,814
Wabtec Corp	3,492,998	168,117,994
		584,573,036
Oil, Gas & Consumable Fuels – 1.6%
Magellan Midstream Partners LP	7,147,831	260,824,353
Pharmaceuticals – 2.9%
Bristol-Myers Squibb Co	2,323,016	129,484,912
Catalent Inc*	4,239,328	220,233,090
Elanco Animal Health Inc*	6,150,175	137,702,418
		487,420,420
Professional Services – 4.0%
CoStar Group Inc*	393,023	230,787,036
IHS Markit Ltd	2,410,202	144,612,120
Verisk Analytics Inc	2,188,866	305,084,143
		680,483,299
Semiconductor & Semiconductor Equipment – 7.5%
KLA Corp	1,973,353	283,649,760
Lam Research Corp	1,041,793	250,030,320
Microchip Technology Inc#	5,141,541	348,596,480
ON Semiconductor Corp*	16,808,729	209,100,589
Xilinx Inc	2,130,153	166,024,125
		1,257,401,274
Software – 9.0%
Atlassian Corp PLC*	1,755,500	240,959,930
Constellation Software Inc/Canada	498,709	453,314,466
Nice Ltd (ADR)*	3,102,650	445,416,434

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
SS&C Technologies Holdings Inc	8,676,112	$380,187,228
		1,519,878,058
Specialty Retail – 1.4%
CarMax Inc*	3,211,988	172,901,314
Williams-Sonoma Inc	1,523,296	64,770,546
		237,671,860
Textiles, Apparel & Luxury Goods – 0.5%
Gildan Activewear Inc	6,528,988	83,309,887
Trading Companies & Distributors – 0.6%
Ferguson PLC	1,715,179	107,225,938
Total Common Stocks (cost $13,121,515,610)		15,824,391,971
Limited Partnership Interests – 0.3%
Biotechnology – 0.3%
RPI International Holdings LP¢,§ (cost $40,150,430)	194,905	39,975,016
Investment Companies – 5.6%
Money Markets – 5.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $943,182,923)	943,147,178	943,335,807
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Investment Companies – 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	124,451,440	124,451,440
Time Deposits – 0.2%
Royal Bank of Canada, 0.0100%, 4/1/20	$31,112,860	31,112,860
Total Investments Purchased with Cash Collateral from Securities Lending (cost $155,564,300)		155,564,300
Total Investments (total cost $14,260,413,263) – 100.9%		16,963,267,094
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(148,709,713)
Net Assets – 100%		$16,814,557,381

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,004,502,085	88.5%
Canada	1,020,688,716	6.0
Israel	445,416,434	2.6
Australia	240,959,930	1.4
France	143,877,484	0.9
Ireland	107,822,445	0.6

Total	$16,963,267,094	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/20
Common Stocks - 4.3%
Capital Markets - 1.4%
LPL Financial Holdings Inc	$2,178,657	$-	$(119,695,388)	$237,168,547
Commercial Services & Supplies - 0.7%
Cimpress PLC*	-	-	(169,448,754)	114,632,168
Electronic Equipment, Instruments & Components - 1.2%
Dolby Laboratories Inc	1,581,226	-	(37,482,249)	194,814,260
Machinery - 1.0%
Rexnord Corp	581,369	-	(29,611,800)	164,745,542
Total Common Stocks	$4,341,252	$-	$(356,238,191)	$711,360,517
Preferred Stocks - N/A
Machinery - N/A
Rexnord Corp, 5.7500%	431,250	-	(2,818,682)	-
Investment Companies - 5.6%
Money Markets - 5.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	12,471,649	130,874	152,884	943,335,807
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	185,158∆	-	-	124,451,440
Total Affiliated Investments - 10.6%	$17,429,309	$130,874	$(358,903,989)	$1,779,147,764

(1) For securities that were affiliated for a portion of the period ended March 31, 2020, this column reflects amounts for the entire period ended March 31, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Common Stocks - 4.3%
Capital Markets - 1.4%
LPL Financial Holdings Inc	356,863,935	-	-	237,168,547
Commercial Services & Supplies - 0.7%
Cimpress PLC*	284,080,922	-	-	114,632,168
Electronic Equipment, Instruments & Components - 1.2%
Dolby Laboratories Inc	232,296,509	-	-	194,814,260
Machinery - 1.0%
Rexnord Corp	164,357,342	30,000,000Ð	-	164,745,542
Preferred Stocks - N/A
Machinery - N/A
Rexnord Corp, 5.7500%	32,818,682	-	(30,000,000)Ð	-
Investment Companies - 5.6%
Money Markets - 5.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	1,490,802,402	1,117,348,200	(1,665,098,553)	943,335,807
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	462,089,584	(337,638,144)	124,451,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	5/14/20	(76,988,000)	$53,317,052	$(1,429,483)
Euro	5/14/20	(47,025,000)	50,713,467	(1,219,991)

				(2,649,474)
Citibank, National Association:
Canadian Dollar	5/14/20	(105,929,000)	73,397,680	(1,928,939)
Euro	5/14/20	(27,735,000)	30,663,816	33,843
Euro	5/14/20	(38,752,000)	41,838,597	(958,328)

				(2,853,424)
Credit Suisse International:
Canadian Dollar	4/23/20	(82,707,000)	61,903,703	3,104,053
Canadian Dollar	4/23/20	(30,970,000)	21,686,851	(330,937)

				2,773,116
HSBC Securities (USA), Inc.:
Canadian Dollar	5/14/20	(115,683,000)	86,705,748	4,443,012
Euro	5/14/20	(46,504,000)	50,528,642	(829,434)

				3,613,578
JPMorgan Chase Bank, National Association:
Euro	5/14/20	(59,655,000)	64,479,300	(1,402,475)
Total				$(518,679)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$7,580,908

Liability Derivatives:
Forward foreign currency exchange contracts	$8,099,587

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$30,565,042

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (6,032,476)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 662,422,808

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of March 31, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
RPI International Holdings LP	2/4/20	$40,150,430	$39,975,016	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$281,114,300	$143,877,484	$-
Trading Companies & Distributors	-	107,225,938	-
All Other	15,292,174,249	-	-
Limited Partnership Interests	-	-	39,975,016
Investment Companies	-	943,335,807	-
Investments Purchased with Cash Collateral from Securities Lending	-	155,564,300	-
Total Investments in Securities	$15,573,288,549	$1,350,003,529	$39,975,016
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,580,908	-
Total Assets	$15,573,288,549	$1,357,584,437	$39,975,016
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$8,099,587	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	MARCH 31, 2020

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$15,184,119,330
Affiliated investments, at value(3)	1,779,147,764
Cash	550,786
Forward foreign currency exchange contracts	7,580,908
Closed foreign currency contracts	4,023,186
Non-interested Trustees' deferred compensation	331,735
Receivables:
Fund shares sold	96,018,628
Investments sold	25,607,370
Dividends	7,706,181
Dividends from affiliates	1,248,242
Foreign tax reclaims	137,647
Other assets	254,412
Total Assets	17,106,726,189
Liabilities:
Collateral for securities loaned (Note 3)	155,564,300
Forward foreign currency exchange contracts	8,099,587
Closed foreign currency contracts	1,104,474
Payables:	—
Fund shares repurchased	103,962,560
Advisory fees	9,736,054
Investments purchased	9,177,289
Transfer agent fees and expenses	2,645,534
12b-1 Distribution and shareholder servicing fees	374,670
Non-interested Trustees' deferred compensation fees	331,735
Non-interested Trustees' fees and expenses	132,728
Professional fees	61,095
Affiliated fund administration fees payable	38,031
Custodian fees	23,096
Accrued expenses and other payables	917,655
Total Liabilities	292,168,808
Net Assets	$16,814,557,381

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,613,885,139
Total distributable earnings (loss)	3,200,672,242
Total Net Assets	$16,814,557,381
Net Assets - Class A Shares	$400,911,567
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,834,696
Net Asset Value Per Share(4)	$104.55
Maximum Offering Price Per Share(5)	$110.93
Net Assets - Class C Shares	$151,271,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,580,450
Net Asset Value Per Share(4)	$95.71
Net Assets - Class D Shares	$1,576,251,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,639,082
Net Asset Value Per Share	$107.67
Net Assets - Class I Shares	$5,904,963,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,551,809
Net Asset Value Per Share	$108.25
Net Assets - Class N Shares	$4,046,832,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,236,837
Net Asset Value Per Share	$108.68
Net Assets - Class R Shares	$100,928,840
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,003,170
Net Asset Value Per Share	$100.61
Net Assets - Class S Shares	$446,296,810
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,293,382
Net Asset Value Per Share	$103.95
Net Assets - Class T Shares	$4,187,100,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,165,534
Net Asset Value Per Share	$106.91

(1) Includes cost of $12,480,956,194.

(2) Includes $152,116,826 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,779,457,069.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$108,115,109
Dividends from affiliates	17,244,151
Affiliated securities lending income, net	185,158
Unaffiliated securities lending income, net	7,173
Other income	35
Foreign tax withheld	(1,578,225)
Total Investment Income	123,973,401
Expenses:
Advisory fees	69,899,319
12b-1 Distribution and shareholder servicing fees:
Class A Shares	667,918
Class C Shares	961,294
Class R Shares	356,725
Class S Shares	731,374
Transfer agent administrative fees and expenses:
Class D Shares	1,211,054
Class R Shares	179,174
Class S Shares	731,374
Class T Shares	6,845,417
Transfer agent networking and omnibus fees:
Class A Shares	675,264
Class C Shares	69,262
Class I Shares	3,541,393
Other transfer agent fees and expenses:
Class A Shares	22,116
Class C Shares	7,968
Class D Shares	139,059
Class I Shares	178,182
Class N Shares	67,935
Class R Shares	1,126
Class S Shares	3,902
Class T Shares	26,848
Shareholder reports expense	546,994
Affiliated fund administration fees	273,044
Non-interested Trustees’ fees and expenses	259,168
Registration fees	210,442
Custodian fees	199,337
Professional fees	92,526
Other expenses	598,060
Total Expenses	88,496,275
Less: Excess Expense Reimbursement and Waivers	(316,645)
Net Expenses	88,179,630
Net Investment Income/(Loss)	35,793,771

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$447,078,225
Investments in affiliates	130,874
Forward foreign currency exchange contracts	30,565,042
Total Net Realized Gain/(Loss) on Investments	477,774,141
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,378,232,451)
Investments in affiliates	(358,903,989)
Forward foreign currency exchange contracts	(6,032,476)
Total Change in Unrealized Net Appreciation/Depreciation	(4,743,168,916)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,229,601,004)

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$35,793,771	$54,276,928
Net realized gain/(loss) on investments	477,774,141	984,326,877
Change in unrealized net appreciation/depreciation	(4,743,168,916)	912,811,635
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,229,601,004)	1,951,415,440
Dividends and Distributions to Shareholders
Class A Shares	(23,793,931)	(34,071,264)
Class C Shares	(10,095,941)	(12,858,752)
Class D Shares	(91,743,793)	(100,885,586)
Class I Shares	(351,705,307)	(336,166,498)
Class N Shares	(231,735,533)	(210,986,462)
Class R Shares	(6,798,272)	(8,368,913)
Class S Shares	(26,571,882)	(33,421,027)
Class T Shares	(246,601,883)	(263,071,002)
Net Decrease from Dividends and Distributions to Shareholders	(989,046,542)	(999,829,504)
Capital Share Transactions:
Class A Shares	(23,930,017)	(140,642,060)
Class C Shares	(13,018,588)	(45,765,892)
Class D Shares	(4,873,559)	(877,821)
Class I Shares	112,462,514	846,096,794
Class N Shares	420,252,771	667,657,097
Class R Shares	(17,804,261)	(16,392,592)
Class S Shares	(6,004,662)	(55,720,217)
Class T Shares	14,980,734	(73,334,727)
Net Increase/(Decrease) from Capital Share Transactions	482,064,932	1,181,020,582
Net Increase/(Decrease) in Net Assets	(4,736,582,614)	2,132,606,518
Net Assets:
Beginning of period	21,551,139,995	19,418,533,477
End of period	$16,814,557,381	$21,551,139,995

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$136.07	$131.70	$111.15	$94.24	$83.92	$83.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.02)	(0.15)	(0.14)	(0.04)	0.14
Net realized and unrealized gain/(loss)	(25.37)	11.19	22.79	18.61	13.68	4.78
Total from Investment Operations	(25.37)	11.17	22.64	18.47	13.64	4.92
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.18)	—
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.32)	(4.97)
Net Asset Value, End of Period	$104.55	$136.07	$131.70	$111.15	$94.24	$83.92
Total Return*	(19.70)%	9.88%	20.63%	19.89%	16.72%	5.88%
Net Assets, End of Period (in thousands)	$400,912	$547,328	$666,848	$617,749	$552,545	$282,626
Average Net Assets for the Period (in thousands)	$527,683	$611,182	$647,856	$632,639	$385,855	$180,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.15%	1.16%	1.18%	1.18%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.11%	1.12%	1.13%	1.15%	1.13%
Ratio of Net Investment Income/(Loss)	(0.01)%	(0.02)%	(0.13)%	(0.14)%	(0.05)%	0.16%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$125.40	$122.67	$104.26	$89.01	$79.78	$80.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.71)	(0.81)	(0.70)	(0.58)	(0.39)
Net realized and unrealized gain/(loss)	(23.21)	10.24	21.31	17.51	12.95	4.58
Total from Investment Operations	(23.54)	9.53	20.50	16.81	12.37	4.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Net Asset Value, End of Period	$95.71	$125.40	$122.67	$104.26	$89.01	$79.78
Total Return*	(19.93)%	9.25%	19.93%	19.19%	15.95%	5.19%
Net Assets, End of Period (in thousands)	$151,271	$212,985	$254,496	$250,285	$185,629	$77,748
Average Net Assets for the Period (in thousands)	$205,251	$219,505	$255,949	$233,290	$118,888	$63,110
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.70%	1.70%	1.73%	1.81%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.70%	1.70%	1.73%	1.81%	1.78%
Ratio of Net Investment Income/(Loss)	(0.54)%	(0.61)%	(0.71)%	(0.74)%	(0.71)%	(0.46)%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$139.87	$134.99	$113.64	$96.10	$85.33	$85.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.37	0.23	0.17	0.23	0.48
Net realized and unrealized gain/(loss)	(26.13)	11.50	23.31	19.02	13.92	4.76
Total from Investment Operations	(25.90)	11.87	23.54	19.19	14.15	5.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.10)	(0.09)	(0.24)	(0.03)
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.30)	(6.99)	(2.19)	(1.65)	(3.38)	(5.00)
Net Asset Value, End of Period	$107.67	$139.87	$134.99	$113.64	$96.10	$85.33
Total Return*	(19.57)%	10.22%	20.99%	20.27%	17.06%	6.19%
Net Assets, End of Period (in thousands)	$1,576,252	$2,061,471	$1,973,861	$1,696,184	$1,420,155	$1,214,008
Average Net Assets for the Period (in thousands)	$2,044,328	$1,930,540	$1,853,456	$1,547,274	$1,301,480	$1,278,374
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.81%	0.81%	0.82%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.81%	0.82%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	0.33%	0.28%	0.18%	0.17%	0.26%	0.54%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$140.62	$135.69	$114.20	$96.60	$85.81	$85.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.45	0.32	0.23	0.29	0.50
Net realized and unrealized gain/(loss)	(26.26)	11.55	23.42	19.09	14.00	4.83
Total from Investment Operations	(26.00)	12.00	23.74	19.32	14.29	5.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.27)	(0.16)	(0.16)	(0.36)	(0.06)
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.37)	(7.07)	(2.25)	(1.72)	(3.50)	(5.03)
Net Asset Value, End of Period	$108.25	$140.62	$135.69	$114.20	$96.60	$85.81
Total Return*	(19.55)%	10.28%	21.07%	20.32%	17.15%	6.28%
Net Assets, End of Period (in thousands)	$5,904,963	$7,666,702	$6,443,068	$4,550,263	$2,524,615	$1,229,458
Average Net Assets for the Period (in thousands)	$7,781,882	$6,775,060	$5,408,221	$3,535,026	$1,776,987	$861,229
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.75%	0.77%	0.78%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.75%	0.77%	0.78%	0.74%
Ratio of Net Investment Income/(Loss)	0.38%	0.34%	0.25%	0.22%	0.32%	0.55%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$141.19	$136.18	$114.57	$96.86	$86.00	$85.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.56	0.42	0.33	0.37	0.55
Net realized and unrealized gain/(loss)	(26.37)	11.60	23.51	19.15	14.03	4.88
Total from Investment Operations	(26.04)	12.16	23.93	19.48	14.40	5.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.35)	(0.23)	(0.21)	(0.40)	(0.09)
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.47)	(7.15)	(2.32)	(1.77)	(3.54)	(5.06)
Net Asset Value, End of Period	$108.68	$141.19	$136.18	$114.57	$96.86	$86.00
Total Return*	(19.51)%	10.38%	21.18%	20.45%	17.25%	6.39%
Net Assets, End of Period (in thousands)	$4,046,833	$4,860,043	$3,947,225	$2,940,422	$1,416,813	$555,661
Average Net Assets for the Period (in thousands)	$5,079,621	$4,213,287	$3,463,197	$2,309,608	$935,924	$253,371
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	0.48%	0.43%	0.34%	0.31%	0.41%	0.61%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$131.34	$127.76	$108.20	$92.03	$82.09	$82.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.19)	(0.39)	(0.50)	(0.41)	(0.28)	(0.06)
Net realized and unrealized gain/(loss)	(24.39)	10.77	22.15	18.14	13.36	4.66
Total from Investment Operations	(24.58)	10.38	21.65	17.73	13.08	4.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Net Asset Value, End of Period	$100.61	$131.34	$127.76	$108.20	$92.03	$82.09
Total Return*	(19.82)%	9.56%	20.27%	19.56%	16.38%	5.59%
Net Assets, End of Period (in thousands)	$100,929	$150,860	$162,271	$171,439	$134,396	$98,430
Average Net Assets for the Period (in thousands)	$143,339	$150,191	$167,123	$160,164	$115,477	$88,440
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.41%	1.42%	1.43%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.41%	1.42%	1.43%	1.41%
Ratio of Net Investment Income/(Loss)	(0.29)%	(0.32)%	(0.43)%	(0.42)%	(0.33)%	(0.07)%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$135.34	$131.09	$110.70	$93.89	$83.56	$83.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.08)	(0.21)	(0.17)	(0.07)	0.14
Net realized and unrealized gain/(loss)	(25.22)	11.13	22.69	18.54	13.62	4.74
Total from Investment Operations	(25.24)	11.05	22.48	18.37	13.55	4.88
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.08)	—
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.15)	(6.80)	(2.09)	(1.56)	(3.22)	(4.97)
Net Asset Value, End of Period	$103.95	$135.34	$131.09	$110.70	$93.89	$83.56
Total Return*	(19.71)%	9.84%	20.57%	19.86%	16.67%	5.86%
Net Assets, End of Period (in thousands)	$446,297	$589,792	$626,458	$580,629	$470,126	$327,972
Average Net Assets for the Period (in thousands)	$585,099	$592,420	$593,963	$536,354	$391,803	$267,883
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.06)%	(0.17)%	(0.17)%	(0.08)%	0.16%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$138.90	$134.10	$112.96	$95.60	$84.97	$84.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.24	0.11	0.08	0.15	0.39
Net realized and unrealized gain/(loss)	(25.94)	11.44	23.17	18.91	13.85	4.78
Total from Investment Operations	(25.78)	11.68	23.28	18.99	14.00	5.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	(0.05)	(0.07)	(0.23)	(0.01)
Distributions (from capital gains)	(6.15)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)
Total Dividends and Distributions	(6.21)	(6.88)	(2.14)	(1.63)	(3.37)	(4.98)
Net Asset Value, End of Period	$106.91	$138.90	$134.10	$112.96	$95.60	$84.97
Total Return*	(19.61)%	10.12%	20.88%	20.16%	16.96%	6.13%
Net Assets, End of Period (in thousands)	$4,187,101	$5,461,958	$5,344,306	$4,374,383	$3,050,476	$1,799,869
Average Net Assets for the Period (in thousands)	$5,476,333	$5,059,206	$4,920,845	$3,748,225	$2,355,843	$1,579,228
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.91%	0.91%	0.93%	0.91%
Ratio of Net Investment Income/(Loss)	0.23%	0.19%	0.09%	0.08%	0.17%	0.44%
Portfolio Turnover Rate	8%	13%	13%	10%	8%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

26	MARCH 31, 2020

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	MARCH 31, 2020

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

30	MARCH 31, 2020

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in

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Notes to Financial Statements (unaudited)

the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

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Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$33,843	$(33,843)	$—	$—
Credit Suisse International	3,104,053	(330,937)	—	2,773,116
HSBC Securities (USA), Inc.	4,443,012	(829,434)	—	3,613,578
JPMorgan Chase Bank, National Association	152,116,826	(1,402,475)	(150,714,351)	—

Total	$159,697,734	$(2,596,689)	$(150,714,351)	$6,386,694
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$2,649,474	$—	$—	$2,649,474
Citibank, National Association	2,887,267	(33,843)	—	2,853,424
Credit Suisse International	330,937	(330,937)	—	—
HSBC Securities (USA), Inc.	829,434	(829,434)	—	—
JPMorgan Chase Bank, National Association	1,402,475	—	—	1,402,475

Total	$8,099,587	$(1,194,214)	$—	$6,905,373
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $152,116,826. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $155,564,300, resulting in the net amount due to the counterparty of $3,447,474.

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Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. The previous expense limit (until February 1, 2020) was 0.87%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

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Notes to Financial Statements (unaudited)

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of

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Notes to Financial Statements (unaudited)

mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $7,244.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,390.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,234,475,143	$4,229,158,275	$(1,500,366,324)	$ 2,728,791,951

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Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 7,580,908	$ (8,099,587)	$ (518,679)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	546,307	$ 70,633,905	1,133,871	$ 139,424,186
Reinvested dividends and distributions	120,158	16,418,356	224,816	24,057,573
Shares repurchased	(854,212)	(110,982,278)	(2,399,453)	(304,123,819)
Net Increase/(Decrease)	(187,747)	$ (23,930,017)	(1,040,766)	$ (140,642,060)
Class C Shares:
Shares sold	43,053	$ 5,279,109	81,168	$ 9,058,222
Reinvested dividends and distributions	74,527	9,335,946	120,262	11,913,111
Shares repurchased	(235,618)	(27,633,643)	(577,575)	(66,737,225)
Net Increase/(Decrease)	(118,038)	$ (13,018,588)	(376,145)	$ (45,765,892)
Class D Shares:
Shares sold	323,504	$ 42,588,997	548,676	$ 70,395,573
Reinvested dividends and distributions	635,739	89,372,263	898,116	98,559,340
Shares repurchased	(1,058,207)	(136,834,819)	(1,331,036)	(169,832,734)
Net Increase/(Decrease)	(98,964)	$ (4,873,559)	115,756	$ (877,821)
Class I Shares:
Shares sold	8,765,062	$1,171,359,789	17,901,555	$2,281,473,886
Reinvested dividends and distributions	2,008,727	283,853,271	2,406,349	265,372,189
Shares repurchased	(10,741,478)	(1,342,750,546)	(13,271,746)	(1,700,749,281)
Net Increase/(Decrease)	32,311	$ 112,462,514	7,036,158	$ 846,096,794
Class N Shares:
Shares sold	5,502,712	$ 761,283,964	8,311,242	$1,075,958,324
Reinvested dividends and distributions	1,610,043	228,352,328	1,899,191	210,126,495
Shares repurchased	(4,299,031)	(569,383,521)	(4,772,714)	(618,427,722)
Net Increase/(Decrease)	2,813,724	$ 420,252,771	5,437,719	$ 667,657,097
Class R Shares:
Shares sold	129,269	$ 16,113,417	286,077	$ 34,610,009
Reinvested dividends and distributions	49,064	6,456,280	73,059	7,563,843
Shares repurchased	(323,807)	(40,373,958)	(480,603)	(58,566,444)
Net Increase/(Decrease)	(145,474)	$ (17,804,261)	(121,467)	$ (16,392,592)
Class S Shares:
Shares sold	670,423	$ 88,361,143	1,169,304	$ 144,670,332
Reinvested dividends and distributions	195,365	26,540,272	311,545	33,170,161
Shares repurchased	(930,423)	(120,906,077)	(1,901,622)	(233,560,710)
Net Increase/(Decrease)	(64,635)	$ (6,004,662)	(420,773)	$ (55,720,217)
Class T Shares:
Shares sold	5,352,267	$ 673,379,979	7,771,150	$ 990,769,408
Reinvested dividends and distributions	1,742,852	243,336,927	2,380,078	259,571,317
Shares repurchased	(7,252,741)	(901,736,172)	(10,680,402)	(1,323,675,452)
Net Increase/(Decrease)	(157,622)	$ 14,980,734	(529,174)	$ (73,334,727)

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Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,758,482,107	$1,663,044,615	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

52	MARCH 31, 2020

Janus Henderson Enterprise Fund

Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2020

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2020

Janus Henderson Enterprise Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93040 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson European Focus Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. Management applies a high-conviction approach, with a focus on opportunities that offer material upside potential, regardless of style.

Robert Schramm-Fuchs Portfolio manager

PERFORMANCE

The Janus Henderson European Focus Fund outperformed its benchmark, the MSCI Europe IndexSM, over the six-month period ended March 31, 2020. The Fund’s Class I Shares returned -5.06% while the MSCI Europe Index returned -17.64%.

INVESTMENT ENVIRONMENT

There were two very distinct periods for markets over the reporting period. The fourth quarter of 2019 saw markets continue to rally as trade discussions moved in the right direction, the UK general election result was perceived as market friendly and we saw further upward-inflecting economic lead indicators pointing toward a steadily improving economy. By contrast, the first quarter of 2020 went down as one of the worst quarters for global equities in recorded history. Breakneck volatility characterized financial markets. The Euro Stoxx 50 Index sold off by 30% to begin March, but then rebounded by 19% from trough to peak. Extreme volatility generally was aggravated by forced liquidation of excess leverage: leveraged corporates and leveraged funds found themselves in the crosshairs.

The banking system, courtesy of much tougher regulation since the Global Financial Crisis, seemed better prepared than usual. That preparation included the forced “postponement” or cancellation of dividends. Shareholders in banks were now relegated further down the pecking order, more than a decade after what many saw as the bailout of “greedy bankers” at the expense of the wider workforce. It is the latter that governments were desperate to be seen to protect this time around. Governments decided that it was time to try – emphasis on “try” – to favor labor over capital. They knew they would be judged on this as well as on how effectively they protected their voters’ health. The era of big government arrived.

Together with extraordinary monetary and fiscal stimulus, this should mean an intact transmission mechanism so that credit and liquidity remain available in this recession. While this cannot reduce the severity of the economic crash in the very near term, it at least should significantly shorten its duration.

PERFORMANCE DISCUSSION

On a sector allocation basis, our underweight position in European banks was beneficial to relative returns. European banks’ share count, in our view, will remain fixed at the current level except for niche, highly levered investment banking and asset management performance-fee-reliant business models. Even so, we feel the sharply rising credit spreads will weigh on earnings. Return on tangible equity (ROTE) remains in the low- to mid-single digits, thus below the cost of equity. Strategically, we feel while they may bounce, there is still no fundamental long-term investment case in European banks. Our underweight to the defensive health care sector detracted from relative returns. Our underweights in financials and energy contributed.

The majority of the relative return, however, was driven by standalone stocks, namely VAT Group AG (a Switzerland-based producer of semiconductor vacuum valves), STMicroelectronics (a French-Italian multinational semiconductor manufacturer), Barry Callebaut (a high-quality chocolate producer) and Givaudan (a Swiss manufacturer of flavors, fragrances and active cosmetic ingredients). These names generally are known for their defensive qualities and are names we were adding to in January/February when cyclicals ran ahead of defensives and amid a slowly improving macro picture. In late March we believed the inverse largely was true and sought entry points into quality early-cycle names. As always, balance sheet and management strength are key criteria for us when analyzing opportunities. We are not willing to enter binary bets, as a significant number of companies will need to shore up their cash and equity ratios. For this reason we used Barry Callebaut, Givaudan and multinational food and drink processing conglomerate

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

Nestlé as sources of capital in the latter part of the reporting period, with small trims.

The top individual detractor to the Fund’s performance was Danone, a French multinational food-products corporation, whose earnings dipped early in the period after falling yogurt sales and a decline in its bottled-water business. We exited the position over the period. Other standalone stocks that hurt relative returns were Mowi (a Norwegian seafood company), Wizz Air (a Hungarian airline) and Rheinmetall AG (a Germany-based defense contractor). Over the period we trimmed our positions in Mowi and Wizz Air and exited our position in Rheinmetall.

We deployed capital into China-consumer-facing names under our “always looking good” theme. Namely, we bought a French luxury goods company and a German shoe and athletic apparel company as high-quality bounce-back candidates that primarily are driven by the Chinese consumer. Our thinking was that China went into this crisis first and is likely to come out of it first. In our view, semiconductors are another area that could bounce back quickly. Notably, memory pricing continued going up throughout the crisis. This seemed driven by increased server capacity demand from remote working, video conferencing and data-intensive entertainment and gaming demand.

In materials where strong stock selection aided relative performance, our favorite sub-space remained the pulp, paper and packaging industry. We felt it should benefit from increasing displacement of plastics packaging as well as rising e-commerce. Supply discipline upstream was good, and wood resource and logistics remained key long-term barriers to entry, enabling higher future returns on capital. We felt this sub-sector remained well placed to spring back quickly once the COVID-19 coronavirus passes. During the quarter we added to our new holding in an Irish packaging company that sits beside our large position in Finnish paper producer UPM-Kymmene.

Despite the decline in the energy sector, we believe it is structurally challenged not just from low oil prices but also from investment needs to fund the transition to renewables. Until significant change is visible, the sector probably will suffer from higher cost of equity than the majority of the market. Unfortunately, those are often highly leveraged companies, which may compound the negative impact.

DERIVATIVES USED

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Potentially, the month of May will see pressure for hard decisions regarding the reopening of economies without risking further waves of virus spread before a vaccine is available. Politicians are likely to err on the side of caution.

True to the old adage that markets stop panicking when policy makers start panicking, the record stimulus injections have managed to stabilize markets. As usual, the largesse will take several quarters before it delivers its boost to activity levels in the real economy. For the next few months, equity markets are likely to be working on reducing volatility levels and establishing a broader base as opposed to narrow leadership. Given the forced deleveraging, very widespread investor bearishness and potentially short duration of the recession, we may already have seen the absolute price lows. Sector rotation could be quite surprising and painful. Once the stock market sniffs out the virus peak/economic lead indicator trough, the very extended elastic band of defensives over cyclicals could snap back sharply. It is usually the recession that ends the bear market, not the other way around.

2	MARCH 31, 2020

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
VAT Group AG	3.94%	1.09%	Danone SA	1.73%	-0.35%
STMicroelectronics NV	2.93%	0.94%	Mowi ASA	2.08%	-0.32%
Barry Callebaut AG	2.80%	0.72%	Wizz Air Holdings PLC	1.65%	-0.32%
Givaudan SA	2.38%	0.62%	Porsche Automobil Holding SE Pref	1.63%	-0.31%
Nexi SpA	1.36%	0.60%	Rheinmetall AG	0.38%	-0.18%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.91%	16.07%	6.16%
	Financials	2.26%	6.06%	17.63%
	Industrials	2.24%	21.15%	13.70%
	Materials	1.65%	14.73%	7.16%
	Energy	1.18%	2.06%	6.47%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Health Care	-0.47%	12.31%	14.17%
	Real Estate	0.08%	0.00%	1.44%
	Consumer Staples	0.33%	13.23%	14.32%
	Consumer Discretionary	0.55%	5.75%	9.87%
	Communication Services	0.62%	0.20%	4.46%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	4.9%
VAT Group AG
Machinery	4.7%
UPM-Kymmene Oyj
Paper & Forest Products	3.9%
Roche Holding AG
Pharmaceuticals	3.6%
Barry Callebaut AG (REG)
Food Products	3.5%
20.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.3%
Preferred Stocks	1.4%
Investment Companies	1.2%
Other	1.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-5.17%	-5.63%	-4.26%	2.61%	10.12%	1.47%	1.33%
Class A Shares at MOP	-10.63%	-11.06%	-5.39%	2.00%	9.77%
Class C Shares at NAV	-5.49%	-6.29%	-4.98%	1.83%	9.30%	2.22%	2.08%
Class C Shares at CDSC	-6.43%	-7.23%	-4.98%	1.83%	9.30%
Class D Shares(1)	-5.10%	-5.45%	-4.17%	2.66%	10.15%	1.60%	1.14%
Class I Shares	-5.06%	-5.37%	-4.00%	2.89%	10.30%	1.17%	1.05%
Class N Shares	-4.97%	-5.26%	-4.01%	2.74%	10.20%	2.57%	0.98%
Class S Shares	-5.10%	-5.39%	-4.29%	2.58%	10.11%	8.67%	1.48%
Class T Shares	-5.11%	-5.49%	-4.20%	2.64%	10.14%	1.77%	1.22%
MSCI Europe Index	-17.64%	-15.50%	-1.31%	2.46%	3.96%
Morningstar Quartile - Class A Shares	-	1st	4th	3rd	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	-	12/108	81/92	43/73	10/60

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

6	MARCH 31, 2020

Janus Henderson European Focus Fund (unaudited)

Performance

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about March 19, 2019, Robert Schramm-Fuchs is Portfolio Manager of the Fund.

*The Predecessor Fund’s inception date – August 31, 2001

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$948.30	$6.43	$1,000.00	$1,018.40	$6.66	1.32%
Class C Shares	$1,000.00	$945.10	$9.97	$1,000.00	$1,014.75	$10.33	2.05%
Class D Shares	$1,000.00	$949.00	$5.41	$1,000.00	$1,019.45	$5.60	1.11%
Class I Shares	$1,000.00	$949.40	$5.07	$1,000.00	$1,019.80	$5.25	1.04%
Class N Shares	$1,000.00	$950.30	$4.68	$1,000.00	$1,020.20	$4.85	0.96%
Class S Shares	$1,000.00	$949.00	$5.60	$1,000.00	$1,019.25	$5.81	1.15%
Class T Shares	$1,000.00	$948.90	$5.75	$1,000.00	$1,019.10	$5.96	1.18%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 96.3%
Airlines – 1.2%
Wizz Air Holdings PLC (144A)*	119,979	$3,420,435
Banks – 2.3%
FinecoBank Banca Fineco SpA	766,125	6,960,286
Building Products – 1.8%
Geberit AG	12,301	5,428,675
Capital Markets – 1.7%
Deutsche Boerse AG	37,610	5,164,999
Chemicals – 5.1%
Givaudan SA	1,669	5,176,759
Koninklijke DSM NV	43,084	4,894,469
Symrise AG	54,271	5,138,350
		15,209,578
Consumer Finance – 2.4%
Nexi SpA (144A)*	543,915	7,068,271
Containers & Packaging – 1.7%
Smurfit Kappa Group PLC	180,684	5,093,455
Electric Utilities – 10.1%
EDP - Energias de Portugal SA	2,241,871	9,005,903
Enel SpA	1,031,675	7,178,920
Iberdrola SA	530,643	5,238,129
Orsted A/S (144A)	87,827	8,627,980
		30,050,932
Food Products – 11.3%
Barry Callebaut AG (REG)	5,127	10,313,231
Chocoladefabriken Lindt & Spruengli AG (PC)	468	3,955,555
Mowi ASA	313,361	4,783,940
Nestle SA (REG)	141,856	14,626,925
		33,679,651
Health Care Equipment & Supplies – 1.9%
Straumann Holding AG	7,379	5,501,625
Hotels, Restaurants & Leisure – 0.4%
BNN Technology PLC*,¢	11,756,231	1,109,519
Information Technology Services – 1.5%
Worldline SA/France (144A)*	75,924	4,461,747
Machinery – 17.4%
Epiroc AB	480,527	4,767,831
KION Group AG	229,272	10,068,283
Knorr-Bremse AG	40,476	3,628,078
Kone OYJ	95,143	5,398,684
Sandvik AB	331,825	4,716,467
VAT Group AG (144A)*	99,706	13,819,261
Volvo AB	786,456	9,465,184
		51,863,788
Paper & Forest Products – 5.3%
Mondi PLC	240,978	4,109,403
UPM-Kymmene Oyj	423,851	11,679,162
		15,788,565
Personal Products – 3.0%
L'Oreal SA	33,575	8,810,545
Pharmaceuticals – 8.6%
Novo Nordisk A/S	128,484	7,752,975
Roche Holding AG	32,861	10,688,014
Sanofi	79,372	6,986,053
		25,427,042
Semiconductor & Semiconductor Equipment – 8.8%
ASML Holding NV	33,891	9,004,413
Siltronic AG	103,403	7,746,856
STMicroelectronics NV	432,128	9,402,114
		26,153,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Software – 6.4%
Dassault Systemes SE	33,891	$5,024,545
Nemetschek SE	85,104	4,288,950
SAP SE	84,946	9,753,634
		19,067,129
Textiles, Apparel & Luxury Goods – 5.4%
adidas AG	29,437	6,770,056
Kering SA	17,729	9,248,357
		16,018,413
Total Common Stocks (cost $310,237,731)		286,278,038
Preferred Stocks – 1.4%
Automobiles – 1.4%
Porsche Automobil Holding SE (cost $6,253,350)	98,573	4,257,173
Investment Companies – 1.2%
Money Markets – 1.2%
Fidelity Investments Money Market Treasury Portfolio, 0.2600%ºº (cost $3,705,571)	3,705,571	3,705,571
Total Investments (total cost $320,196,652) – 98.9%		294,240,782
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		3,149,119
Net Assets – 100%		$297,389,901

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Switzerland	$69,510,045	23.6%
Germany	56,816,379	19.3
France	43,933,361	14.9
Italy	21,207,477	7.2
Sweden	18,949,482	6.4
Finland	17,077,846	5.8
Denmark	16,380,955	5.6
Netherlands	13,898,882	4.7
Portugal	9,005,903	3.1
Spain	5,238,129	1.8
United Kingdom	5,218,922	1.8
Ireland	5,093,455	1.7
Norway	4,783,940	1.6
United States	3,705,571	1.3
Hungary	3,420,435	1.2

Total	$294,240,782	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	$19,756∆	$-	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	1,871,100	13,709,580	(15,580,680)	-

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citibank:

SAP SE	750	110.00	EUR	6/19/20	$8,501,020	$139,142	$(902,513)	$(1,041,655)
Stroeer SE & Co KGaA	275	80.00	EUR	12/18/20	1,416,010	275,166	(727,565)	(1,002,731)
Total - Written Put Options						414,308	(1,630,078)	(2,044,386)
Total OTC Written Options						$414,308	$(1,630,078)	$(2,044,386)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Equity Contracts

Liability Derivatives:
Options written, at value	$2,044,386

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2020

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Purchased options contracts	$(43,858)	$ 1,675,935	$ 1,632,077
Written options contracts	-	(434,025)	(434,025)

Total	$(43,858)	$ 1,241,910	$ 1,198,052

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Purchased options contracts	$ -	$ 110,034	$ 110,034
Written options contracts	-	(1,871,421)	(1,871,421)

Total	$ -	$(1,761,387)	$(1,761,387)

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value
Purchased options contracts, call	$ 158,036
Purchased options contracts, put	91,326
Written options contracts, call	6,195
Written options contracts, put	678,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $37,397,694, which represents 12.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

¢	Security is valued using significant unobservable inputs.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Hotels, Restaurants & Leisure	$-	$-	$1,109,519
All Other	-	285,168,519	-
Preferred Stocks	-	4,257,173	-
Investment Companies	3,705,571	-	-
Total Assets	$3,705,571	$289,425,692	$1,109,519
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$2,044,386	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$294,240,782
Cash	2,568,764
Cash denominated in foreign currency(2)	1,063,321
Non-interested Trustees' deferred compensation	5,876
Receivables:
Foreign tax reclaims	2,751,388
Fund shares sold	248,059
Investments sold	235,955
Other assets	5,854
Total Assets	301,119,999
Liabilities:
Options written, at value(3)	2,044,386
Payables:	—
Fund shares repurchased	1,130,224
Advisory fees	227,612
Transfer agent fees and expenses	65,042
12b-1 Distribution and shareholder servicing fees	47,564
Professional fees	19,534
Custodian fees	6,696
Non-interested Trustees' deferred compensation fees	5,876
Non-interested Trustees' fees and expenses	2,288
Affiliated fund administration fees payable	654
Accrued expenses and other payables	180,222
Total Liabilities	3,730,098
Net Assets	$297,389,901

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$858,277,825
Total distributable earnings (loss)	(560,887,924)
Total Net Assets	$297,389,901
Net Assets - Class A Shares	$91,568,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,583,296
Net Asset Value Per Share(4)	$25.55
Maximum Offering Price Per Share(5)	$27.11
Net Assets - Class C Shares	$31,192,474
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,284,863
Net Asset Value Per Share(4)	$24.28
Net Assets - Class D Shares	$2,159,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,139
Net Asset Value Per Share	$25.36
Net Assets - Class I Shares	$167,986,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,621,746
Net Asset Value Per Share	$25.37
Net Assets - Class N Shares	$3,823,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,834
Net Asset Value Per Share	$25.19
Net Assets - Class S Shares	$40,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,671
Net Asset Value Per Share	$24.34
Net Assets - Class T Shares	$618,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,367
Net Asset Value Per Share	$25.38

(1) Includes cost of $320,196,652.

(2) Includes cost of $1,063,321.

(3) Premiums received $414,308.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$1,925,298
Affiliated securities lending income, net	19,756
Unaffiliated securities lending income, net	189
Other income	28
Foreign tax withheld	(200,689)
Total Investment Income	1,744,582
Expenses:
Advisory fees	1,875,416
12b-1 Distribution and shareholder servicing fees:
Class A Shares	142,966
Class C Shares	201,979
Class S Shares	12
Transfer agent administrative fees and expenses:
Class D Shares	1,497
Class S Shares	58
Class T Shares	947
Transfer agent networking and omnibus fees:
Class A Shares	55,923
Class C Shares	21,643
Class I Shares	84,511
Other transfer agent fees and expenses:
Class A Shares	4,772
Class C Shares	1,690
Class D Shares	427
Class I Shares	4,593
Class N Shares	27
Class S Shares	2
Class T Shares	9
Registration fees	37,891
Professional fees	34,341
Shareholder reports expense	18,160
Custodian fees	9,703
Affiliated fund administration fees	4,689
Non-interested Trustees’ fees and expenses	3,575
Other expenses	47,534
Total Expenses	2,552,365
Less: Excess Expense Reimbursement and Waivers	(228,634)
Net Expenses	2,323,731
Net Investment Income/(Loss)	(579,149)

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$14,640,784
Purchased options contracts	1,632,077
Written options contracts	(434,025)
Total Net Realized Gain/(Loss) on Investments	15,838,836
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(26,830,209)
Purchased options contracts	110,034
Written options contracts	(1,871,421)
Total Change in Unrealized Net Appreciation/Depreciation	(28,591,596)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(13,331,909)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(579,149)	$7,845,974
Net realized gain/(loss) on investments	15,838,836	(201,374,090)
Change in unrealized net appreciation/depreciation	(28,591,596)	70,787,966
Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,331,909)	(122,740,150)
Dividends and Distributions to Shareholders
Class A Shares	(1,186,901)	(5,655,916)
Class C Shares	—	(1,535,900)
Class D Shares	(32,297)	(96,577)
Class I Shares	(2,905,921)	(17,985,378)
Class N Shares	(19,353)	(10,309)
Class S Shares	(610)	(3,066)
Class T Shares	(9,250)	(29,575)
Net Decrease from Dividends and Distributions to Shareholders	(4,154,332)	(25,316,721)
Capital Share Transactions:
Class A Shares	(15,629,510)	(38,867,538)
Class C Shares	(10,580,325)	(59,668,935)
Class D Shares	28,444	(201,983)
Class I Shares	(42,510,899)	(368,408,126)
Class N Shares	4,484,470	(105,258)
Class S Shares	610	3,066
Class T Shares	(9,967)	(136,636)
Net Increase/(Decrease) from Capital Share Transactions	(64,217,177)	(467,385,410)
Net Increase/(Decrease) in Net Assets	(81,703,418)	(615,442,281)
Net Assets:
Beginning of period	379,093,319	994,535,600
End of period	$297,389,901	$379,093,319

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.21	$31.73	$35.02	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.06)	0.41	0.46	0.13
Net realized and unrealized gain/(loss)	(1.29)	(3.91)	(3.16)	0.67
Total from Investment Operations	(1.35)	(3.50)	(2.70)	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(1.02)	(0.59)	—
Total Dividends and Distributions	(0.31)	(1.02)	(0.59)	—
Net Asset Value, End of Period	$25.55	$27.21	$31.73	$35.02
Total Return*	(5.17)%	(10.61)%	(7.84)%	2.34%
Net Assets, End of Period (in thousands)	$91,568	$112,110	$176,690	$273,184
Average Net Assets for the Period (in thousands)	$113,880	$135,260	$227,911	$268,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.46%	1.31%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.32%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	(0.39)%	1.49%	1.37%	2.29%
Portfolio Turnover Rate	59%	145%	82%	6%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$25.69	$29.66	$32.68	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.16)	0.16	0.21	0.08
Net realized and unrealized gain/(loss)	(1.25)	(3.57)	(2.97)	0.62
Total from Investment Operations	(1.41)	(3.41)	(2.76)	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.56)	(0.26)	—
Total Dividends and Distributions	—	(0.56)	(0.26)	—
Net Asset Value, End of Period	$24.28	$25.69	$29.66	$32.68
Total Return*	(5.49)%	(11.26)%	(8.51)%	2.19%
Net Assets, End of Period (in thousands)	$31,192	$43,110	$118,408	$184,366
Average Net Assets for the Period (in thousands)	$41,517	$62,633	$154,929	$183,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	2.19%	2.04%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	2.06%	2.02%	2.22%
Ratio of Net Investment Income/(Loss)	(1.13)%	0.62%	0.65%	1.44%
Portfolio Turnover Rate	59%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$32.17	$36.91	$35.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.44	0.35
Net realized and unrealized gain/(loss)	2.50	(4.94)	1.67
Total from Investment Operations	2.84	(4.50)	2.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.24)	(0.53)
Total Dividends and Distributions	(0.79)	(0.24)	(0.53)
Net Asset Value, End of Period	$34.22	$32.17	$36.91
Total Return*	9.15%	(12.22)%	5.86%
Net Assets, End of Period (in thousands)	$274,588	$560,452	$905,598
Average Net Assets for the Period (in thousands)	$381,753	$810,537	$669,133
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.28%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.28%	1.30%
Ratio of Net Investment Income/(Loss)	1.06%	1.35%	0.99%
Portfolio Turnover Rate	57%	62%	75%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$30.06	$34.57	$33.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.04
Net realized and unrealized gain/(loss)	2.32	(4.69)	1.59
Total from Investment Operations	2.43	(4.47)	1.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.04)	(0.41)
Total Dividends and Distributions	(0.51)	(0.04)	(0.41)
Net Asset Value, End of Period	$31.98	$30.06	$34.57
Total Return*	8.32%	(12.94)%	5.02%
Net Assets, End of Period (in thousands)	$188,120	$287,339	$365,135
Average Net Assets for the Period (in thousands)	$219,705	$328,767	$287,767
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.07%	2.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.09%
Ratio of Net Investment Income/(Loss)	0.36%	0.71%	0.12%
Portfolio Turnover Rate	57%	62%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.05	$31.61	$35.02	$34.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.49	0.57	0.14
Net realized and unrealized gain/(loss)	(1.29)	(3.92)	(3.20)	0.67
Total from Investment Operations	(1.31)	(3.43)	(2.63)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(1.13)	(0.78)	—
Total Dividends and Distributions	(0.38)	(1.13)	(0.78)	—
Net Asset Value, End of Period	$25.36	$27.05	$31.61	$35.02
Total Return*	(5.10)%	(10.39)%	(7.67)%	2.37%
Net Assets, End of Period (in thousands)	$2,160	$2,293	$2,875	$2,776
Average Net Assets for the Period (in thousands)	$2,527	$2,421	$3,071	$2,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.59%	1.19%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.14%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	(0.16)%	1.81%	1.71%	2.52%
Portfolio Turnover Rate	59%	145%	82%	6%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.07	$31.59	$34.94	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.42	0.54	0.15
Net realized and unrealized gain/(loss)	(1.28)	(3.82)	(3.14)	0.66
Total from Investment Operations	(1.30)	(3.40)	(2.60)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(1.12)	(0.75)	—
Total Dividends and Distributions	(0.40)	(1.12)	(0.75)	—
Net Asset Value, End of Period	$25.37	$27.07	$31.59	$34.94
Total Return*	(5.06)%	(10.30)%	(7.60)%	2.37%
Net Assets, End of Period (in thousands)	$167,987	$220,722	$695,302	$1,234,695
Average Net Assets for the Period (in thousands)	$213,794	$353,101	$1,025,799	$1,231,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.03%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.03%	1.02%	1.06%
Ratio of Net Investment Income/(Loss)	(0.12)%	1.53%	1.60%	2.59%
Portfolio Turnover Rate	59%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$32.18	$36.90	$35.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.60	0.42
Net realized and unrealized gain/(loss)	2.47	(5.02)	1.67
Total from Investment Operations	2.91	(4.42)	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.30)	(0.67)
Total Dividends and Distributions	(0.96)	(0.30)	(0.67)
Net Asset Value, End of Period	$34.13	$32.18	$36.90
Total Return*	9.44%	(12.01)%	6.10%
Net Assets, End of Period (in thousands)	$1,277,021	$1,874,371	$2,357,546
Average Net Assets for the Period (in thousands)	$1,414,519	$2,276,749	$1,653,249
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.04%	1.07%
Ratio of Net Investment Income/(Loss)	1.38%	1.83%	1.19%
Portfolio Turnover Rate	57%	62%	75%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$26.86	$31.64	$34.89	$34.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.49	0.56	0.13
Net realized and unrealized gain/(loss)	(1.31)	(3.91)	(3.14)	0.66
Total from Investment Operations	(1.26)	(3.42)	(2.58)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(1.36)	(0.67)	—
Total Dividends and Distributions	(0.41)	(1.36)	(0.67)	—
Net Asset Value, End of Period	$25.19	$26.86	$31.64	$34.89
Total Return*	(4.97)%	(10.25)%	(7.54)%	2.32%
Net Assets, End of Period (in thousands)	$3,824	$139	$284	$318
Average Net Assets for the Period (in thousands)	$2,561	$207	$332	$245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	2.56%	1.43%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	0.97%	1.19%
Ratio of Net Investment Income/(Loss)	0.32%	1.82%	1.68%	2.29%
Portfolio Turnover Rate	59%	145%	82%	6%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$25.98	$31.53	$35.01	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	0.45	0.47	0.13
Net realized and unrealized gain/(loss)	(1.24)	(3.98)	(3.20)	0.68
Total from Investment Operations	(1.27)	(3.53)	(2.73)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(2.02)	(0.75)	—
Total Dividends and Distributions	(0.37)	(2.02)	(0.75)	—
Net Asset Value, End of Period	$24.34	$25.98	$31.53	$35.01
Total Return*	(5.14)%	(10.35)%	(7.96)%	2.37%
Net Assets, End of Period (in thousands)	$41	$43	$48	$52
Average Net Assets for the Period (in thousands)	$46	$43	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.84%	8.50%	4.42%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.17%	1.35%	1.30%
Ratio of Net Investment Income/(Loss)	(0.19)%	1.73%	1.42%	2.34%
Portfolio Turnover Rate	59%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.57
Net realized and unrealized gain/(loss)	2.47	(2.46)
Total from Investment Operations	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.30)
Total Dividends and Distributions	(0.97)	(0.30)
Net Asset Value, End of Period	$34.10	$32.18
Total Return*	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$210	$1,413
Average Net Assets for the Period (in thousands)	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	1.34%	2.68%
Portfolio Turnover Rate	57%	62%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.06	$31.57	$35.03	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	0.47	0.54	0.13
Net realized and unrealized gain/(loss)	(1.29)	(3.90)	(3.21)	0.68
Total from Investment Operations	(1.32)	(3.43)	(2.67)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(1.08)	(0.79)	—
Total Dividends and Distributions	(0.36)	(1.08)	(0.79)	—
Net Asset Value, End of Period	$25.38	$27.06	$31.57	$35.03
Total Return*	(5.11)%	(10.43)%	(7.79)%	2.37%
Net Assets, End of Period (in thousands)	$618	$676	$929	$1,275
Average Net Assets for the Period (in thousands)	$757	$762	$1,598	$1,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.76%	1.31%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.20%	1.18%
Ratio of Net Investment Income/(Loss)	(0.24)%	1.74%	1.59%	2.26%
Portfolio Turnover Rate	59%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2020

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Janus Investment Fund	27

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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Notes to Financial Statements (unaudited)

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes

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Notes to Financial Statements (unaudited)

(to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to

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Notes to Financial Statements (unaudited)

cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index securities for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the

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Notes to Financial Statements (unaudited)

Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There

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Notes to Financial Statements (unaudited)

is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank	$2,044,386	$—	$—	$2,044,386

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

36	MARCH 31, 2020

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $442.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $3,730.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	71		1
Class S Shares	100		-*
Class T Shares	7		-*

* Less than 0.50%

38	MARCH 31, 2020

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(282,933,507)	$(262,514,436)	$ (545,447,943)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 323,521,935	$14,510,296	$(43,791,449)	$ (29,281,153)

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (414,308)	$ -	$ (1,630,078)	$ (1,630,078)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	663,459	$ 20,019,267	1,161,821	$ 32,034,805
Reinvested dividends and distributions	35,146	1,090,947	217,137	5,233,004
Shares repurchased	(1,234,831)	(36,739,724)	(2,828,799)	(76,135,347)
Net Increase/(Decrease)	(536,226)	$(15,629,510)	(1,449,841)	$ (38,867,538)
Class C Shares:
Shares sold	471,821	$ 14,124,531	159,875	$ 3,824,901
Reinvested dividends and distributions	-	-	57,351	1,312,189
Shares repurchased	(864,710)	(24,704,856)	(2,532,294)	(64,806,025)
Net Increase/(Decrease)	(392,889)	$(10,580,325)	(2,315,068)	$ (59,668,935)
Class D Shares:
Shares sold	11,205	$ 334,729	33,710	$ 898,042
Reinvested dividends and distributions	1,019	31,386	4,007	95,858
Shares repurchased	(11,872)	(337,671)	(43,882)	(1,195,883)
Net Increase/(Decrease)	352	$ 28,444	(6,165)	$ (201,983)
Class I Shares:
Shares sold	536,747	$ 15,684,636	2,300,769	$ 60,646,946
Reinvested dividends and distributions	88,190	2,715,360	661,604	15,818,962
Shares repurchased	(2,158,378)	(60,910,895)	(16,814,534)	(444,874,034)
Net Increase/(Decrease)	(1,533,441)	$(42,510,899)	(13,852,161)	$(368,408,126)
Class N Shares:
Shares sold	166,471	$ 5,044,879	1,090	$ 30,323
Reinvested dividends and distributions	633	19,353	435	10,309
Shares repurchased	(20,436)	(579,762)	(5,320)	(145,890)
Net Increase/(Decrease)	146,668	$ 4,484,470	(3,795)	$ (105,258)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	21	610	132	3,066
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	21	$ 610	132	$ 3,066
Class T Shares:
Shares sold	8,436	$ 251,524	11,976	$ 309,409
Reinvested dividends and distributions	285	8,796	1,154	27,608
Shares repurchased	(9,340)	(270,287)	(17,582)	(473,653)
Net Increase/(Decrease)	(619)	$ (9,967)	(4,452)	$ (136,636)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$214,514,553	$ 286,063,219	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

40	MARCH 31, 2020

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

42	MARCH 31, 2020

Janus Henderson European Focus Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	43

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

44	MARCH 31, 2020

Janus Henderson European Focus Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

54	MARCH 31, 2020

Janus Henderson European Focus Fund

Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93080 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Forty Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2020, Janus Henderson Forty Fund’s Class I Shares returned -5.44% versus a return of -4.98% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -12.31% for the period.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The Russell 1000 Growth Index declined sharply as the COVID-19 coronavirus spread globally, first disrupting supply chains and then causing a global demand shock, which dramatically slowed economic activity. Energy markets already reeling from a sharp downturn in demand were further depressed when Saudi Arabia and Russia engaged in an oil market-share war. The Federal Reserve (Fed) cut the federal funds rate swiftly to 0%, where it will likely remain for an extended period, and injected much-needed liquidity into markets. Congress also quickly passed an initial round of fiscal stimulus in an attempt to blunt the fallout, which has already resulted in record unemployment filings.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Some of our holdings were negatively impacted during the period. Holdings that do not typically exhibit economic cyclicality experienced unexpected weakness. Boston Scientific, a cardiovascular-focused medical device company, suffered as surgeries were pushed back to accommodate COVID-19 patients at medical facilities. Procedures like heart surgery are not seen as elective, but many operations have been delayed in the near term.

Disney was particularly hard hit as a result of social distancing measures. Amusement parks have been shuttered and sporting events canceled, slashing advertising revenue for ESPN and sports-related ABC broadcasts. With theaters closed, Disney’s new movie releases will go directly to the consumer, with no theatrical release. The Disney+ streaming platform, however, has likely seen strong global customer subscriber enrollment as it benefits from the current shelter-in-place environment.

Apple warned that it expects to fall short of near-term earnings due to supply and demand issues resulting from the outbreak. Factories in China that manufacture components for Apple’s products have resumed operations but are ramping up more slowly than expected, impacting the iPhone business globally. We believe that demand will be pushed out to the second and third quarters of 2020 and therefore maintain a positive outlook for Apple.

While markets were down significantly and our holdings were not immune to the downdraft, some of our holdings were positive relative contributors to performance for a number of reasons. One was our exposure to one of the

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Janus Henderson Forty Fund (unaudited)

longest-running themes in the strategy: increased digitization across all segments of the economy. We believe that broad worldwide quarantines have likely accelerated that trend in the long term while at the same time benefiting specific companies in the short term.

We also believe that globalization is beginning to unravel as countries begin to trust each other less, tighten their borders, move supply chains closer to home, in-source critical components of their economies and trade on a more regional level. These factors will have broad and lasting implications on the market. We believe we have minimal exposure and have positioned for this theme since we first saw it emerge with the U.S.-China trade war.

Netflix has been a clear beneficiary of shelter in place orders, with a fairly low-priced product that has seen a spike in demand amid social distancing. Netflix’s business model also benefited relative to its competition due to its ad-free structure. As business activity slowed and advertising decreased, competitors more reliant on advertising revenue were impacted.

For Amazon, almost every business line benefited from the disrupted environment. E-commerce (traditional and Whole Foods) benefited from increased deliveries. Amazon’s extensive and sophisticated direct-to-consumer distribution network and Prime Video streaming were welcomed by consumers in this environment. Amazon Web Services (AWS) also benefited from an accelerated transition to the cloud driven by the need to provide knowledge workers remote access to corporate information technology (IT) applications.

We believe some behavioral changes made during the pandemic, like online shopping, grocery delivery and cloud-based access to corporate IT will be long-lasting rather than transitory. Behaviors adopted now may stay entrenched as businesses also build customer loyalty by providing coveted services amid a difficult environment.

Adobe was another top relative contributor. The company benefited during a volatile environment as more people were forced to work from home yet continued to rely on its cloud-based software. Also, its direct-to-consumer business model, less reliant on a traditional sales force, allowed it to continue to sell its software despite widespread travel restrictions. We continue to believe in the long-term outlook for the company as its Creative Cloud product is a near monopoly that we believe still has a long growth runway from new users and pricing. We also believe the market underappreciates the long-term potential for margin expansion.

OUTLOOK

We are now in a recession as a result of the COVID-19 pandemic. The global economy has been put into a near-total shutdown with cautious optimism that it can be turned back on once the spread of the virus is contained. However, the ripple effects of the shutdown are still unknown and likely widespread.

While some industries may experience demand delays for products and services, others may experience demand destruction. Small businesses, especially those associated with social engagement like bars and restaurants, will be at risk. Just as the technology sector and the housing market were among the last to recover after the dot-com bubble and Global Financial Crisis (GFC), we believe travel and hospitality-related industries will be slow to recover after this crisis.

Thus far, stimulus measures have been enormous and will likely continue, and the response has been swifter than that associated with the GFC. As a result, we believe that budget deficits will increase and tax receipts on all levels of government will be lower, necessitating an extended period of very low interest rates. We believe these factors could create a supportive environment for equities once there is some confidence in where corporate cash flows stabilize.

Against this backdrop, we believe that our holdings continue to be well positioned. We remain focused on companies that generate significant free cash flow, with solid balance sheets and strong business models. We are confident that the companies we own have durable competitive advantages and, therefore, can gain market share at all points in the market cycle, including in recessions, by investing in their businesses as their competitors are pulling back. As in previous downturns, during this dramatically volatile environment, we will continue to work to upgrade our holdings as valuations have reached more attractive levels.

Thank you for your investment in Janus Henderson Forty Fund.

2	MARCH 31, 2020

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Netflix Inc	2.43%	0.60%	Apple Inc	4.62%	-0.59%
Adobe Inc	3.05%	0.42%	Walt Disney Co	2.18%	-0.44%
Amazon.com Inc	5.20%	0.30%	Boston Scientific Corp	3.02%	-0.39%
ASML Holding NV	2.09%	0.21%	Charles Schwab Corp	1.67%	-0.36%
Alibaba Group Holding Ltd (ADR)	0.96%	0.16%	Texas Instruments Inc	2.80%	-0.36%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.19%	10.93%	13.96%
	Consumer Staples	0.38%	0.26%	4.70%
	Other**	0.34%	2.79%	0.00%
	Communication Services	0.25%	13.99%	11.66%
	Real Estate	0.20%	2.96%	2.41%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.78%	12.47%	14.44%
	Materials	-0.46%	4.65%	1.34%
	Financials	-0.45%	6.22%	3.10%
	Information Technology	-0.26%	36.72%	38.93%
	Energy	0.12%	0.00%	0.23%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.5%
Amazon.com Inc
Internet & Direct Marketing Retail	7.7%
Apple Inc
Technology Hardware, Storage & Peripherals	5.7%
Mastercard Inc
Information Technology Services	5.3%
Alphabet Inc - Class C
Interactive Media & Services	4.8%
32.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.1%
Investment Companies	4.0%
Investments Purchased with Cash Collateral from Securities Lending	1.0%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-5.56%	2.73%	10.56%	11.55%	11.01%	1.01%
Class A Shares at MOP	-11.00%	-3.16%	9.26%	10.89%	10.73%
Class C Shares at NAV	-5.91%	2.04%	9.94%	10.80%	10.33%	1.74%
Class C Shares at CDSC	-6.78%	1.10%	9.94%	10.80%	10.33%
Class D Shares(1)	-5.49%	2.92%	10.69%	11.56%	10.95%	0.79%
Class I Shares	-5.44%	3.00%	10.89%	11.87%	11.20%	0.72%
Class N Shares	-5.40%	3.07%	10.97%	11.84%	11.08%	0.65%
Class R Shares	-5.77%	2.30%	10.15%	11.13%	10.63%	1.40%
Class S Shares	-5.64%	2.56%	10.44%	11.43%	10.90%	1.15%
Class T Shares	-5.53%	2.83%	10.70%	11.70%	11.02%	0.90%
Russell 1000 Growth Index	-4.98%	0.91%	10.36%	12.97%	7.56%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	7.27%
Morningstar Quartile - Class S Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	113/1,379	208/1,260	511/1,100	22/590

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

See important disclosures on the next page.

6	MARCH 31, 2020

Janus Henderson Forty Fund (unaudited)

Performance

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$944.40	$5.06	$1,000.00	$1,019.80	$5.25	1.04%
Class C Shares	$1,000.00	$940.90	$8.10	$1,000.00	$1,016.65	$8.42	1.67%
Class D Shares	$1,000.00	$945.10	$3.99	$1,000.00	$1,020.90	$4.14	0.82%
Class I Shares	$1,000.00	$945.60	$3.70	$1,000.00	$1,021.20	$3.84	0.76%
Class N Shares	$1,000.00	$946.00	$3.36	$1,000.00	$1,021.55	$3.49	0.69%
Class R Shares	$1,000.00	$942.30	$6.94	$1,000.00	$1,017.85	$7.21	1.43%
Class S Shares	$1,000.00	$943.60	$5.73	$1,000.00	$1,019.10	$5.96	1.18%
Class T Shares	$1,000.00	$944.70	$4.47	$1,000.00	$1,020.40	$4.65	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.1%
Aerospace & Defense – 3.3%
L3Harris Technologies Inc	2,273,873	$409,570,005
Capital Markets – 3.3%
Blackstone Group Inc	6,486,132	295,573,035
Charles Schwab Corp	3,472,734	116,753,317
		412,326,352
Chemicals – 1.8%
Sherwin-Williams Co	492,826	226,463,404
Construction Materials – 1.3%
Vulcan Materials Co	1,477,318	159,653,756
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	1,697,199	71,655,742
Entertainment – 5.1%
Netflix Inc*	1,072,999	402,911,124
Walt Disney Co	2,375,122	229,436,785
		632,347,909
Equity Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp	1,730,428	376,800,697
Health Care Equipment & Supplies – 8.6%
Boston Scientific Corp*	12,030,663	392,560,534
Danaher Corp	2,396,073	331,640,464
Edwards Lifesciences Corp*	502,986	94,873,219
Intuitive Surgical Inc*	482,641	239,008,650
		1,058,082,867
Household Products – 1.9%
Procter & Gamble Co	2,142,821	235,710,310
Information Technology Services – 6.6%
Mastercard Inc	2,696,317	651,322,334
PayPal Holdings Inc*	1,724,586	165,111,864
		816,434,198
Interactive Media & Services – 8.6%
Alphabet Inc - Class C*	513,159	596,706,417
Facebook Inc*	2,103,853	350,922,680
Match Group Inc*,#	1,699,389	112,227,650
		1,059,856,747
Internet & Direct Marketing Retail – 7.7%
Amazon.com Inc*	490,558	956,450,744
Machinery – 0.1%
Wabtec Corp	268,295	12,913,038
Pharmaceuticals – 5.1%
Elanco Animal Health Inc*	7,410,675	165,925,013
Merck & Co Inc	3,306,019	254,365,102
Zoetis Inc	1,772,591	208,616,235
		628,906,350
Professional Services – 1.8%
CoStar Group Inc*	371,210	217,978,224
Road & Rail – 0.6%
Uber Technologies Inc*	2,474,070	69,076,034
Semiconductor & Semiconductor Equipment – 7.7%
ASML Holding NV#	996,673	260,769,524
Microchip Technology Inc	1,892,738	128,327,636
NVIDIA Corp	1,010,641	266,404,968
Texas Instruments Inc	3,035,858	303,373,290
		958,875,418
Software – 17.4%
Adobe Inc*	1,411,973	449,346,288
Avalara Inc*	1,934,956	144,347,718
Intuit Inc	373,017	85,793,910
Microsoft Corp	6,666,744	1,051,412,196

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
salesforce.com Inc*	2,939,905	$423,287,522
		2,154,187,634
Specialty Retail – 2.8%
Home Depot Inc	1,833,092	342,256,607
Technology Hardware, Storage & Peripherals – 5.7%
Apple Inc	2,752,419	699,912,627
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica Inc*	367,676	69,692,986
LVMH Moet Hennessy Louis Vuitton SE	340,624	126,403,312
NIKE Inc	2,250,204	186,181,879
		382,278,177
Total Common Stocks (cost $8,520,407,847)		11,881,736,840
Investment Companies – 4.0%
Money Markets – 4.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $489,641,859)	489,589,343	489,687,260
Investments Purchased with Cash Collateral from Securities Lending – 1.0%
Investment Companies – 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	95,403,025	95,403,025
Time Deposits – 0.2%
Royal Bank of Canada, 0.0100%, 4/1/20	$23,850,756	23,850,756
Total Investments Purchased with Cash Collateral from Securities Lending (cost $119,253,781)		119,253,781
Total Investments (total cost $9,129,303,487) – 101.1%		12,490,677,881
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(130,674,022)
Net Assets – 100%		$12,360,003,859

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,103,505,045	96.9%
Netherlands	260,769,524	2.1
France	126,403,312	1.0

Total	$12,490,677,881	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$3,171,392	$69,736	$45,401	$489,687,260
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	1,552,130∆	-	-	95,403,025
Total Affiliated Investments - 4.8%	$4,723,522	$69,736	$45,401	$585,090,285

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	247,054,579	2,107,076,227	(1,864,558,683)	489,687,260
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	348,350,961	(252,947,936)	95,403,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$255,874,865	$126,403,312	$-
All Other	11,499,458,663	-	-
Investment Companies	-	489,687,260	-
Investments Purchased with Cash Collateral from Securities Lending	-	119,253,781	-
Total Assets	$11,755,333,528	$735,344,353	$-

12	MARCH 31, 2020

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value(1)(2)	$11,905,587,596
Affiliated investments, at value(3)	585,090,285
Cash	445
Non-interested Trustees' deferred compensation	244,094
Receivables:
Fund shares sold	18,230,645
Investments sold	13,993,863
Dividends	2,999,265
Dividends from affiliates	454,642
Foreign tax reclaims	32,114
Other assets	608,630
Total Assets	12,527,241,579
Liabilities:
Foreign cash due to custodian	467
Collateral for securities loaned (Note 2)	119,253,781
Payables:	—
Fund shares repurchased	36,903,423
Advisory fees	7,228,745
Transfer agent fees and expenses	1,770,866
Investments purchased	881,527
12b-1 Distribution and shareholder servicing fees	278,500
Non-interested Trustees' deferred compensation fees	244,094
Non-interested Trustees' fees and expenses	82,612
Professional fees	49,158
Custodian fees	26,945
Affiliated fund administration fees payable	26,528
Accrued expenses and other payables	491,074
Total Liabilities	167,237,720
Net Assets	$12,360,003,859

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,534,063,436
Total distributable earnings (loss)	3,825,940,423
Total Net Assets	$12,360,003,859
Net Assets - Class A Shares	$281,317,926
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,567,043
Net Asset Value Per Share(4)	$32.84
Maximum Offering Price Per Share(5)	$34.84
Net Assets - Class C Shares	$106,942,528
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,089,120
Net Asset Value Per Share(4)	$26.15
Net Assets - Class D Shares	$7,331,224,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	231,231,765
Net Asset Value Per Share	$31.71
Net Assets - Class I Shares	$1,186,352,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,635,344
Net Asset Value Per Share	$34.25
Net Assets - Class N Shares	$345,844,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,054,433
Net Asset Value Per Share	$34.40
Net Assets - Class R Shares	$83,937,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,911,641
Net Asset Value Per Share	$28.83
Net Assets - Class S Shares	$407,910,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,007,235
Net Asset Value Per Share	$31.36
Net Assets - Class T Shares	$2,616,473,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,410,037
Net Asset Value Per Share	$32.14

(1) Includes cost of $8,544,258,603.

(2) Includes $116,545,251 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $585,044,884.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$54,300,323
Dividends from affiliates	3,171,392
Affiliated securities lending income, net	1,552,130
Unaffiliated securities lending income, net	54,550
Other income	3,970
Foreign tax withheld	(189,464)
Total Investment Income	58,892,901
Expenses:
Advisory fees	46,761,513
12b-1 Distribution and shareholder servicing fees:
Class A Shares	396,086
Class C Shares	563,874
Class R Shares	259,344
Class S Shares	598,489
Transfer agent administrative fees and expenses:
Class D Shares	4,920,831
Class R Shares	131,098
Class S Shares	599,682
Class T Shares	3,765,898
Transfer agent networking and omnibus fees:
Class A Shares	154,517
Class C Shares	44,435
Class I Shares	440,280
Other transfer agent fees and expenses:
Class A Shares	12,824
Class C Shares	4,749
Class D Shares	317,297
Class I Shares	27,328
Class N Shares	3,904
Class R Shares	574
Class S Shares	2,341
Class T Shares	12,252
Shareholder reports expense	342,323
Affiliated fund administration fees	174,099
Non-interested Trustees’ fees and expenses	160,108
Registration fees	110,061
Professional fees	59,827
Custodian fees	46,829
Other expenses	394,345
Total Expenses	60,304,908
Less: Excess Expense Reimbursement and Waivers	(260,596)
Net Expenses	60,044,312
Net Investment Income/(Loss)	(1,151,411)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$610,570,295
Investments in affiliates	69,736
Total Net Realized Gain/(Loss) on Investments	610,640,031
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,323,221,896)
Investments in affiliates	45,401
Total Change in Unrealized Net Appreciation/Depreciation	(1,323,176,495)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(713,687,875)

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(1,151,411)	$28,113,046
Net realized gain/(loss) on investments	610,640,031	909,902,879
Change in unrealized net appreciation/depreciation	(1,323,176,495)	14,296,121
Net Increase/(Decrease) in Net Assets Resulting from Operations	(713,687,875)	952,312,046
Dividends and Distributions to Shareholders
Class A Shares	(20,863,545)	(18,784,552)
Class C Shares	(10,054,893)	(14,002,456)
Class D Shares	(575,968,009)	(541,315,461)
Class I Shares	(82,560,556)	(72,448,869)
Class N Shares	(19,854,859)	(13,332,985)
Class R Shares	(7,856,210)	(9,326,536)
Class S Shares	(32,637,256)	(35,225,231)
Class T Shares	(204,605,984)	(197,037,274)
Net Decrease from Dividends and Distributions to Shareholders	(954,401,312)	(901,473,364)
Capital Share Transactions:
Class A Shares	16,638,935	59,527,670
Class C Shares	(3,568,219)	(89,989,389)
Class D Shares	306,945,766	132,908,602
Class I Shares	160,420,609	44,996,442
Class N Shares	110,518,353	68,162,146
Class R Shares	(10,430,799)	(18,884,545)
Class S Shares	(11,321,825)	(37,227,790)
Class T Shares	61,657,802	(25,487,194)
Net Increase/(Decrease) from Capital Share Transactions	630,860,622	134,005,942
Net Increase/(Decrease) in Net Assets	(1,037,228,565)	184,844,624
Net Assets:
Beginning of period	13,397,232,424	13,212,387,800
End of period	$12,360,003,859	$13,397,232,424

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.16	$37.42	$33.03	$30.17	$31.28	$41.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	0.02	(0.04)	(0.03)	(0.10)	(0.11)
Net realized and unrealized gain/(loss)	(1.74)	2.25	7.38	6.13	3.50	3.70
Total from Investment Operations	(1.78)	2.27	7.34	6.10	3.40	3.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.54)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$32.84	$37.16	$37.42	$33.03	$30.17	$31.28
Total Return*	(5.56)%	7.77%	23.77%	22.03%	11.36%	10.79%
Net Assets, End of Period (in thousands)	$281,318	$303,070	$237,547	$211,197	$233,191	$220,007
Average Net Assets for the Period (in thousands)	$316,869	$268,921	$220,973	$219,728	$234,755	$232,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.01%	1.04%	1.07%	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	0.98%	0.98%	1.02%	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	(0.20)%	0.05%	(0.13)%	(0.11)%	(0.32)%	(0.33)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.17	$31.11	$28.08	$26.27	$27.92	$39.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.16)	(0.21)	(0.19)	(0.23)	(0.22)
Net realized and unrealized gain/(loss)	(1.37)	1.75	6.19	5.24	3.09	3.34
Total from Investment Operations	(1.49)	1.59	5.98	5.05	2.86	3.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$26.15	$30.17	$31.11	$28.08	$26.27	$27.92
Total Return*	(5.91)%	7.11%	23.05%	21.24%	10.72%	10.26%
Net Assets, End of Period (in thousands)	$106,943	$126,726	$227,488	$235,992	$261,902	$258,107
Average Net Assets for the Period (in thousands)	$125,405	$154,535	$235,933	$245,129	$262,926	$281,771
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.63%	1.66%	1.69%	1.68%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.58%	1.59%	1.64%	1.68%	1.45%
Ratio of Net Investment Income/(Loss)	(0.82)%	(0.58)%	(0.74)%	(0.72)%	(0.91)%	(0.73)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$35.99	$36.25	$32.02	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.09	0.04	0.05
Net realized and unrealized gain/(loss)	(1.67)	2.18	7.15	4.62
Total from Investment Operations	(1.67)	2.27	7.19	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.01)	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(1.46)
Total Dividends and Distributions	(2.61)	(2.53)	(2.96)	(1.46)
Net Asset Value, End of Period	$31.71	$35.99	$36.25	$32.02
Total Return*	(5.46)%	8.03%	24.06%	16.71%
Net Assets, End of Period (in thousands)	$7,331,224	$8,018,389	$7,842,180	$6,646,830
Average Net Assets for the Period (in thousands)	$8,305,734	$7,517,796	$7,241,280	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.79%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.75%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	0.03%	0.27%	0.13%	0.25%
Portfolio Turnover Rate	23%	44%	37%	56%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.69	$38.74	$34.00	$30.87	$31.83	$42.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.12	0.07	0.07	—(3)	(0.01)
Net realized and unrealized gain/(loss)	(1.83)	2.36	7.63	6.30	3.55	3.76
Total from Investment Operations	(1.81)	2.48	7.70	6.37	3.55	3.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.01)	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.63)	(2.53)	(2.96)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$34.25	$38.69	$38.74	$34.00	$30.87	$31.83
Total Return*	(5.44)%	8.06%	24.19%	22.43%	11.67%	11.17%
Net Assets, End of Period (in thousands)	$1,186,352	$1,178,733	$1,125,445	$935,002	$776,138	$834,919
Average Net Assets for the Period (in thousands)	$1,260,544	$1,081,498	$1,024,982	$820,856	$807,798	$964,589
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.72%	0.72%	0.75%	0.78%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.68%	0.66%	0.70%	0.78%	0.75%
Ratio of Net Investment Income/(Loss)	0.09%	0.34%	0.19%	0.22%	(0.01)%	(0.04)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.85	$38.86	$34.08	$30.92	$31.86	$42.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.15	0.09	0.09	0.02	0.02
Net realized and unrealized gain/(loss)	(1.83)	2.37	7.66	6.31	3.55	3.78
Total from Investment Operations	(1.80)	2.52	7.75	6.40	3.57	3.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—	(0.02)	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.65)	(2.53)	(2.97)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$34.40	$38.85	$38.86	$34.08	$30.92	$31.86
Total Return*	(5.40)%	8.15%	24.27%	22.49%	11.73%	11.34%
Net Assets, End of Period (in thousands)	$345,845	$273,438	$199,929	$148,223	$129,093	$110,956
Average Net Assets for the Period (in thousands)	$321,990	$212,223	$178,576	$147,902	$122,505	$87,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.65%	0.66%	0.68%	0.71%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.62%	0.60%	0.63%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	0.15%	0.40%	0.26%	0.30%	0.06%	0.06%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.97	$33.65	$30.08	$27.84	$29.30	$40.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.10)	(0.15)	(0.13)	(0.19)	(0.22)
Net realized and unrealized gain/(loss)	(1.51)	1.95	6.67	5.61	3.24	3.53
Total from Investment Operations	(1.61)	1.85	6.52	5.48	3.05	3.31
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$28.83	$32.97	$33.65	$30.08	$27.84	$29.30
Total Return*	(5.77)%	7.36%	23.34%	21.62%	10.88%	10.47%
Net Assets, End of Period (in thousands)	$83,937	$106,843	$127,954	$119,259	$116,521	$119,501
Average Net Assets for the Period (in thousands)	$104,878	$113,204	$123,528	$115,657	$118,781	$131,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.40%	1.40%	1.43%	1.47%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.36%	1.34%	1.37%	1.47%	1.41%
Ratio of Net Investment Income/(Loss)	(0.59)%	(0.34)%	(0.49)%	(0.46)%	(0.69)%	(0.69)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$35.61	$36.02	$31.93	$29.29	$30.54	$41.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.03)	(0.08)	(0.06)	(0.12)	(0.13)
Net realized and unrealized gain/(loss)	(1.66)	2.15	7.12	5.94	3.38	3.66
Total from Investment Operations	(1.72)	2.12	7.04	5.88	3.26	3.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$31.36	$35.61	$36.02	$31.93	$29.29	$30.54
Total Return*	(5.64)%	7.65%	23.63%	21.93%	11.15%	10.86%
Net Assets, End of Period (in thousands)	$407,911	$475,553	$516,748	$517,623	$535,216	$582,208
Average Net Assets for the Period (in thousands)	$479,746	$468,610	$525,707	$512,584	$567,568	$658,459
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.15%	1.15%	1.18%	1.21%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.10%	1.08%	1.12%	1.21%	1.12%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.08)%	(0.23)%	(0.20)%	(0.43)%	(0.40)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.44	$36.70	$32.40	$29.61	$30.76	$41.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.06	0.01	0.05	(0.05)	(0.06)
Net realized and unrealized gain/(loss)	(1.71)	2.21	7.24	5.98	3.41	3.68
Total from Investment Operations	(1.72)	2.27	7.25	6.03	3.36	3.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—(2)	—	—	—
Distributions (from capital gains)	(2.53)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Total Dividends and Distributions	(2.58)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)
Net Asset Value, End of Period	$32.14	$36.44	$36.70	$32.40	$29.61	$30.76
Total Return*	(5.53)%	7.93%	23.96%	22.22%	11.43%	11.10%
Net Assets, End of Period (in thousands)	$2,616,474	$2,914,481	$2,935,096	$2,529,514	$88,954	$54,994
Average Net Assets for the Period (in thousands)	$3,012,719	$2,750,999	$2,727,557	$1,084,741	$85,549	$36,846
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.90%	0.91%	0.93%	0.96%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.85%	0.83%	0.82%	0.96%	0.94%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.17%	0.02%	0.15%	(0.17)%	(0.17)%
Portfolio Turnover Rate	23%	44%	37%	56%	40%	49%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	MARCH 31, 2020

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	MARCH 31, 2020

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

26	MARCH 31, 2020

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$116,545,251	$—	$(116,545,251)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash

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Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $116,545,251. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $119,253,781, resulting in the net amount due to the counterparty of $2,708,530.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.67%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs),

28	MARCH 31, 2020

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Investment Fund	29

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market

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Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $49,351.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $66 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $5,622.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $17,720,435 in sales, resulting in a net realized loss of $8,645,490. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,177,661,330	$3,613,785,640	$(300,769,089)	$ 3,313,016,551

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,624,942	$ 60,718,950	3,876,794	$132,008,388
Reinvested dividends and distributions	448,932	16,650,906	483,439	14,333,976
Shares repurchased	(1,662,393)	(60,730,921)	(2,552,136)	(86,814,694)
Net Increase/(Decrease)	411,481	$ 16,638,935	1,808,097	$ 59,527,670
Class C Shares:
Shares sold	652,353	$ 19,115,057	858,918	$ 23,162,193
Reinvested dividends and distributions	259,317	7,673,179	446,605	10,798,906
Shares repurchased	(1,023,599)	(30,356,455)	(4,417,146)	(123,950,488)
Net Increase/(Decrease)	(111,929)	$ (3,568,219)	(3,111,623)	$ (89,989,389)
Class D Shares:
Shares sold	4,479,793	$159,342,213	5,162,788	$171,059,725
Reinvested dividends and distributions	15,470,826	553,700,851	18,225,226	522,517,208
Shares repurchased	(11,522,639)	(406,097,298)	(16,891,978)	(560,668,331)
Net Increase/(Decrease)	8,427,980	$306,945,766	6,496,036	$132,908,602
Class I Shares:
Shares sold	8,793,637	$333,209,779	8,465,232	$301,197,358
Reinvested dividends and distributions	1,789,568	69,184,700	1,957,537	60,311,723
Shares repurchased	(6,411,967)	(241,973,870)	(9,012,135)	(316,512,639)
Net Increase/(Decrease)	4,171,238	$160,420,609	1,410,634	$ 44,996,442
Class N Shares:
Shares sold	4,068,941	$150,607,832	2,837,202	$104,606,578
Reinvested dividends and distributions	492,714	19,127,162	423,696	13,100,672
Shares repurchased	(1,544,858)	(59,216,641)	(1,368,063)	(49,545,104)
Net Increase/(Decrease)	3,016,797	$110,518,353	1,892,835	$ 68,162,146
Class R Shares:
Shares sold	247,860	$ 8,177,262	573,168	$ 17,411,154
Reinvested dividends and distributions	215,467	7,024,221	303,029	7,996,943
Shares repurchased	(792,702)	(25,632,282)	(1,437,782)	(44,292,642)
Net Increase/(Decrease)	(329,375)	$ (10,430,799)	(561,585)	$ (18,884,545)
Class S Shares:
Shares sold	1,194,420	$ 42,307,243	1,681,179	$ 55,753,186
Reinvested dividends and distributions	915,293	32,438,001	1,229,756	34,974,263
Shares repurchased	(2,457,631)	(86,067,069)	(3,901,334)	(127,955,239)
Net Increase/(Decrease)	(347,918)	$ (11,321,825)	(990,399)	$ (37,227,790)
Class T Shares:
Shares sold	4,842,817	$177,792,429	6,968,843	$236,034,376
Reinvested dividends and distributions	5,490,211	199,239,761	6,614,940	192,097,869
Shares repurchased	(8,912,004)	(315,374,388)	(13,562,264)	(453,619,439)
Net Increase/(Decrease)	1,421,024	$ 61,657,802	21,519	$ (25,487,194)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,125,938,952	$3,644,357,736	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	49

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2020

Janus Henderson Forty Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson Forty Fund

Notes

NotesPage2

52	MARCH 31, 2020

Janus Henderson Forty Fund

Notes

NotesPage3

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93041 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Equity Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund’s Class I Shares returned -15.90% over the six-month reporting period ended March 31, 2020. The Fund’s primary benchmark, the MSCI World IndexSM, returned -14.30%, and the Fund’s secondary benchmark, the MSCI World High Dividend Yield IndexSM, returned -16.27%.

INVESTMENT ENVIRONMENT

Over the reporting period, global equity markets experienced extremely mixed performance. In the fourth quarter of 2019 performance was largely dominated by a market rotation from growth stocks to value stocks on improved sentiment that the global manufacturing slowdown was reversing. This all abruptly came to a halt with the emergence of the COVID-19 coronavirus pandemic and the unfolding tragedy that resulted.

While the crisis has had the most meaningful impact on economically cyclical companies, its impact on equity markets was exacerbated by two additional factors: the breakdown of the Organization of the Petroleum Exporting Countries (OPEC-Plus) relationship and precipitous collapse in oil prices and the unwinding of leveraged positions in financial markets.

Large-scale monetary and fiscal interventions across the globe were employed to bridge the impact of government-imposed lockdowns on businesses and individuals. This provided some relief to financial markets.

PERFORMANCE DISCUSSION

The Fund continued to meet its high-income objectives over the period, but lagged its primary benchmark, the MSCI World Index. The Fund outperformed its secondary benchmark, the MSCI World High Dividend Yield Index.

Our overweights in defensive sectors such as health care and utilities were additive to relative performance during the period as the market rotated into these sectors. Their earnings are not very economically sensitive, and we have focused on companies with solid balance sheets. Also, our underweight in banks contributed as rate cuts across the world raised questions about the sustainability of company earnings in the sector. Our position in oil was the largest detractor from relative performance as the sector sold off aggressively due to the drop in oil prices. The Fund had been reducing sector exposure before the breakdown of OPEC’s alliance with Russia and continued to reduce exposure after the breakdown due to concerns about the large gap in supply and demand.

Early in 2020, we realized that COVID-19 would have a more significant economic impact than the market first appreciated. Accordingly, we reduced positions in industries (oil and gas, commodities, travel) that most directly were impacted by it and placed a greater focus on balance sheet strength and noncyclical earnings.

The U.S. dollar remained strong over the period, which acted as a headwind to U.S.-based international investors. The Fund’s euro and sterling currency hedges reduced the currency impact, but it was still a negative influence on total returns over the period.

DERIVATIVES USAGE

Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

Although the number of global cases of COVID-19 continues to rise, fewer new cases in China, South Korea and Italy suggest that lockdown measures are helping to mitigate the spread of the virus. Advancements in testing, vaccines and anti-viral trials provide some comfort that on the medical side at least, we are getting closer to tackling the virus.

During this time of uncertainty, we maintain our focus on strong balance sheets and cash flows, which should provide some insulation for income and capital performance during the downturn. As noted above, there is some encouraging news. However, it is too early to look

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

past the current downturn given we are yet to see the worst of the economic data. We are using the market declines to buy into quality companies that we see as viable coming out of the downturn, while selling out of those companies in which we have less certainty about their ability to navigate the current environment.

2	MARCH 31, 2020

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Roche Holding AG	2.08%	0.87%	Occidental Petroleum Corp	1.14%	-0.86%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2.81%	0.49%	Royal Dutch Shell PLC	2.00%	-0.47%
Samsung Electronics Co Ltd	2.89%	0.46%	Siemens AG	1.15%	-0.46%
Novartis AG	1.34%	0.32%	SK Innovation Co Ltd	0.75%	-0.46%
Crown Castle International Corp	1.24%	0.31%	ING Groep NV	1.31%	-0.44%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Utilities	0.69%	6.51%	3.53%
	Financials	0.55%	12.06%	15.33%
	Other**	0.54%	2.30%	0.00%
	Health Care	0.48%	12.62%	13.03%
	Real Estate	0.48%	5.04%	3.30%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	-1.46%	9.83%	4.61%
	Information Technology	-1.19%	8.37%	17.60%
	Communication Services	-1.13%	11.85%	8.53%
	Materials	-0.42%	9.38%	4.27%
	Consumer Discretionary	-0.36%	7.96%	10.35%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	4.3%
SGS SA
Professional Services	4.3%
British American Tobacco PLC
Tobacco	3.8%
GlaxoSmithKline PLC
Pharmaceuticals	3.3%
Zurich Insurance Group AG
Insurance	3.1%
18.8%

Asset Allocation - (% of Net Assets)
Common Stocks	91.4%
Preferred Stocks	2.2%
Other	6.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-15.96%	-14.85%	-1.19%	3.27%	2.12%	1.12%	1.12%
Class A Shares at MOP	-20.78%	-19.70%	-2.37%	2.66%	1.67%
Class C Shares at NAV	-16.52%	-15.56%	-1.96%	2.49%	1.35%	1.79%	1.79%
Class C Shares at CDSC	-17.33%	-16.35%	-1.96%	2.49%	1.35%
Class D Shares(1)	-16.04%	-14.74%	-1.13%	3.30%	2.14%	0.99%	0.99%
Class I Shares	-15.90%	-14.52%	-0.90%	3.55%	2.36%	0.79%	0.79%
Class N Shares	-16.02%	-14.62%	-0.92%	3.41%	2.23%	0.75%	0.75%
Class S Shares	-16.30%	-15.13%	-1.38%	3.15%	2.03%	1.38%	1.34%
Class T Shares	-16.05%	-14.73%	-1.14%	3.30%	2.14%	0.97%	0.97%
MSCI World Index	-14.30%	-10.39%	3.25%	6.57%	3.93%
MSCI World High Dividend Yield Index	-16.27%	-12.73%	2.11%	5.57%	2.72%
Morningstar Quartile - Class A Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	32/338	12/291	7/234	7/183

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See important disclosures on the next page.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

6	MARCH 31, 2020

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 30, 2006

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$840.40	$5.15	$1,000.00	$1,019.40	$5.65	1.12%
Class C Shares	$1,000.00	$834.80	$7.94	$1,000.00	$1,016.35	$8.72	1.73%
Class D Shares	$1,000.00	$839.60	$4.23	$1,000.00	$1,020.40	$4.65	0.92%
Class I Shares	$1,000.00	$841.00	$3.59	$1,000.00	$1,021.10	$3.94	0.78%
Class N Shares	$1,000.00	$839.80	$3.31	$1,000.00	$1,021.40	$3.64	0.72%
Class S Shares	$1,000.00	$837.00	$5.88	$1,000.00	$1,018.60	$6.46	1.28%
Class T Shares	$1,000.00	$839.50	$4.28	$1,000.00	$1,020.35	$4.70	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 91.4%
Aerospace & Defense – 2.8%
BAE Systems PLC	15,864,265	$102,342,163
Auto Components – 1.2%
Cie Generale des Etablissements Michelin SCA	496,402	44,170,297
Banks – 1.6%
BNP Paribas SA	210,902	6,355,941
ING Groep NV	5,619,437	29,426,865
Royal Bank of Scotland Group PLC	16,855,826	23,505,904
		59,288,710
Beverages – 2.1%
Carlsberg A/S	677,630	76,948,081
Capital Markets – 0.6%
St James's Place PLC	2,511,028	23,921,322
Chemicals – 1.8%
BASF SE	676,787	32,702,523
Givaudan SA	10,947	33,954,453
		66,656,976
Containers & Packaging – 3.3%
Amcor PLC	11,120,890	90,182,445
DS Smith PLC	9,210,887	31,332,015
		121,514,460
Diversified Telecommunication Services – 8.4%
Deutsche Telekom AG*	7,224,415	95,628,884
Elisa OYJ	771,645	47,935,811
Telefonica SA	7,833,010	35,950,190
TELUS Corp	2,880,874	45,554,294
Verizon Communications Inc	1,567,507	84,222,151
		309,291,330
Electric Utilities – 0.9%
PPL Corp	1,414,495	34,909,737
Electrical Equipment – 2.8%
ABB Ltd	5,845,303	102,818,071
Equity Real Estate Investment Trusts (REITs) – 2.6%
CyrusOne Inc	956,523	59,065,295
Hammerson PLC	4,160,443	3,983,063
VICI Properties Inc	1,991,210	33,133,734
		96,182,092
Food & Staples Retailing – 1.1%
Tesco PLC	13,957,502	39,514,909
Food Products – 6.0%
Danone SA	514,772	33,190,907
Mowi ASA	1,832,098	27,969,811
Nestle SA (REG)	1,538,195	158,604,944
		219,765,662
Gas Utilities – 0.2%
Snam SpA	1,575,602	7,275,127
Hotels, Restaurants & Leisure – 1.2%
Sodexo SA	657,002	44,507,980
Household Durables – 1.1%
Persimmon PLC	1,763,298	41,749,170
Industrial Conglomerates – 2.2%
Siemens AG	953,574	82,049,991
Insurance – 9.1%
Allianz SE	112,311	19,355,019
AXA SA	1,072,331	18,564,363
Direct Line Insurance Group PLC	23,224,319	84,958,822
Manulife Financial Corp	4,785,401	60,093,835
Phoenix Group Holdings PLC	4,895,544	37,968,676
Zurich Insurance Group AG	319,056	113,298,863
		334,239,578

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Machinery – 1.4%
SKF AB	3,614,265	$49,768,161
Metals & Mining – 2.6%
Anglo American PLC	2,620,824	45,786,104
BHP Group PLC	250,411	3,872,171
Rio Tinto PLC	962,531	44,172,287
		93,830,562
Multi-Utilities – 1.0%
DTE Energy Co	401,446	38,125,327
Oil, Gas & Consumable Fuels – 2.3%
Royal Dutch Shell PLC	1,939,530	34,648,752
TOTAL SA	1,261,085	48,890,776
		83,539,528
Paper & Forest Products – 2.4%
UPM-Kymmene Oyj	3,260,578	89,844,821
Pharmaceuticals – 15.8%
Bristol-Myers Squibb Co	1,158,629	64,581,980
GlaxoSmithKline PLC	6,447,379	120,906,925
Johnson & Johnson	144,234	18,913,404
Novartis AG	898,083	74,252,964
Novo Nordisk A/S	741,587	44,748,803
Pfizer Inc	2,229,258	72,762,981
Roche Holding AG	338,564	110,117,667
Sanofi	825,930	72,695,548
		578,980,272
Professional Services – 4.7%
Randstad NV	453,140	16,005,771
SGS SA	67,332	156,250,751
		172,256,522
Semiconductor & Semiconductor Equipment – 3.5%
Infineon Technologies AG	3,121,380	46,741,168
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,722,104	82,299,350
		129,040,518
Software – 1.0%
Sage Group PLC	4,832,221	35,382,819
Tobacco – 5.4%
British American Tobacco PLC	4,092,341	139,713,450
Imperial Brands PLC	3,146,130	58,302,585
		198,016,035
Transportation Infrastructure – 0.4%
Signature Aviation PLC	7,131,101	14,561,474
Wireless Telecommunication Services – 1.9%
Tele2 AB	5,154,629	69,329,611
Total Common Stocks (cost $3,996,230,838)		3,359,821,306
Preferred Stocks – 2.2%
Technology Hardware, Storage & Peripherals – 2.2%
Samsung Electronics Co Ltd (cost $85,262,604)	2,427,079	79,235,666
Total Investments (total cost $4,081,493,442) – 93.6%		3,439,056,972
Cash, Receivables and Other Assets, net of Liabilities – 6.4%		235,289,242
Net Assets – 100%		$3,674,346,214

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$886,622,611	25.8%
Switzerland	749,297,713	21.8
United States	495,897,054	14.4
Germany	276,477,585	8.0
France	268,375,812	7.8
Finland	137,780,632	4.0
Denmark	121,696,884	3.5
Sweden	119,097,772	3.5
Canada	105,648,129	3.1
Taiwan	82,299,350	2.4
South Korea	79,235,666	2.3
Netherlands	45,432,636	1.3
Spain	35,950,190	1.1
Norway	27,969,811	0.8
Italy	7,275,127	0.2

Total	$3,439,056,972	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	$35,499∆	$-	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	141,213,440	(141,213,440)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/22/20	(249,062,606)	$313,966,184	$4,541,992
Euro	4/22/20	(266,366,387)	299,065,116	5,129,686
Total				$9,671,678

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$9,671,678

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 770,326

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(4,246,522)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 42,495,400
Forward foreign currency exchange contracts, sold	842,407,217

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Telecommunication Services	$129,776,445	$179,514,885	$-
Electric Utilities	34,909,737	-	-
Equity Real Estate Investment Trusts (REITs)	92,199,029	3,983,063	-
Insurance	60,093,835	274,145,743	-
Multi-Utilities	38,125,327	-	-
Pharmaceuticals	156,258,365	422,721,907	-
Semiconductor & Semiconductor Equipment	82,299,350	46,741,168	-
All Other	-	1,839,052,452	-
Preferred Stocks	-	79,235,666	-
Total Investments in Securities	$593,662,088	$2,845,394,884	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	9,671,678	-
Total Assets	$593,662,088	$2,855,066,562	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$3,439,056,972
Forward foreign currency exchange contracts	9,671,678
Cash denominated in foreign currency(2)	4,165,244
Non-interested Trustees' deferred compensation	71,781
Receivables:
Investments sold	386,072,776
Dividends	34,910,173
Foreign tax reclaims	29,643,594
Fund shares sold	12,256,175
Other assets	115,505
Total Assets	3,915,963,898
Liabilities:
Due to custodian	48,436,052
Payables:	—
Investments purchased	141,290,792
Fund shares repurchased	38,503,632
Dividends	7,805,271
Advisory fees	2,223,042
Transfer agent fees and expenses	733,322
12b-1 Distribution and shareholder servicing fees	562,849
Non-interested Trustees' deferred compensation fees	71,781
Custodian fees	44,011
Professional fees	40,919
Non-interested Trustees' fees and expenses	27,508
Affiliated fund administration fees payable	8,204
Accrued expenses and other payables	1,870,301
Total Liabilities	241,617,684
Net Assets	$3,674,346,214

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,569,699,180
Total distributable earnings (loss)	(1,895,352,966)
Total Net Assets	$3,674,346,214
Net Assets - Class A Shares	$541,192,266
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100,872,259
Net Asset Value Per Share(3)	$5.37
Maximum Offering Price Per Share(4)	$5.70
Net Assets - Class C Shares	$494,720,876
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93,233,815
Net Asset Value Per Share(3)	$5.31
Net Assets - Class D Shares	$6,976,715
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,304,962
Net Asset Value Per Share	$5.35
Net Assets - Class I Shares	$2,550,480,862
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	475,057,318
Net Asset Value Per Share	$5.37
Net Assets - Class N Shares	$17,889,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,333,712
Net Asset Value Per Share	$5.37
Net Assets - Class S Shares	$8,302,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,558,763
Net Asset Value Per Share	$5.33
Net Assets - Class T Shares	$54,783,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,252,112
Net Asset Value Per Share	$5.34

(1) Includes cost of $4,081,493,442.

(2) Includes cost of $4,165,244.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$170,348,719
Affiliated securities lending income, net	35,499
Unaffiliated securities lending income, net	5,924
Other income	357,660
Foreign tax withheld	(14,314,169)
Total Investment Income	156,433,633
Expenses:
Advisory fees	15,188,678
12b-1 Distribution and shareholder servicing fees:
Class A Shares	864,262
Class C Shares	3,081,876
Class S Shares	5,142
Transfer agent administrative fees and expenses:
Class D Shares	4,808
Class S Shares	5,194
Class T Shares	97,543
Transfer agent networking and omnibus fees:
Class A Shares	570,843
Class C Shares	238,210
Class I Shares	1,192,828
Other transfer agent fees and expenses:
Class A Shares	29,030
Class C Shares	25,899
Class D Shares	1,091
Class I Shares	71,946
Class N Shares	282
Class S Shares	35
Class T Shares	421
Custodian fees	145,383
Shareholder reports expense	137,591
Registration fees	105,775
Affiliated fund administration fees	57,037
Non-interested Trustees’ fees and expenses	51,288
Professional fees	32,379
Other expenses	166,913
Total Expenses	22,074,454
Less: Excess Expense Reimbursement and Waivers	(9,136)
Net Expenses	22,065,318
Net Investment Income/(Loss)	134,368,315

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(517,077,487)
Forward foreign currency exchange contracts	770,326
Total Net Realized Gain/(Loss) on Investments	(516,307,161)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(361,197,461)
Forward foreign currency exchange contracts	(4,246,522)
Total Change in Unrealized Net Appreciation/Depreciation	(365,443,983)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(747,382,829)

(1) Includes realized foreign capital gains tax on investments of $41,582.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$134,368,315	$323,578,547
Net realized gain/(loss) on investments	(516,307,161)	(421,106,826)
Change in unrealized net appreciation/depreciation	(365,443,983)	(14,766,793)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(747,382,829)	(112,295,072)
Dividends and Distributions to Shareholders
Class A Shares	(19,342,088)	(48,563,524)
Class C Shares	(16,192,627)	(50,534,266)
Class D Shares	(247,203)	(582,239)
Class I Shares	(94,485,853)	(223,113,226)
Class N Shares	(629,414)	(866,612)
Class S Shares	(191,340)	(157,670)
Class T Shares	(2,258,157)	(4,957,240)
Net Decrease from Dividends and Distributions to Shareholders	(133,346,682)	(328,774,777)
Capital Share Transactions:
Class A Shares	(18,283,965)	(68,282,550)
Class C Shares	(66,509,973)	(278,892,514)
Class D Shares	468,387	350,103
Class I Shares	158,479,973	(213,633,276)
Class N Shares	9,264,353	6,570,424
Class S Shares	8,131,734	2,300,375
Class T Shares	(988,888)	22,437,820
Net Increase/(Decrease) from Capital Share Transactions	90,561,621	(529,149,618)
Net Increase/(Decrease) in Net Assets	(790,167,890)	(970,219,467)
Net Assets:
Beginning of period	4,464,514,104	5,434,733,571
End of period	$3,674,346,214	$4,464,514,104

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.58	$7.16	$7.80	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.46	0.49	0.08
Net realized and unrealized gain/(loss)	(1.21)	(0.56)	(0.65)	0.05
Total from Investment Operations	(1.02)	(0.10)	(0.16)	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.48)	(0.48)	(0.11)
Total Dividends and Distributions	(0.19)	(0.48)	(0.48)	(0.11)
Net Asset Value, End of Period	$5.37	$6.58	$7.16	$7.80
Total Return*	(15.80)%	(1.22)%	(2.13)%	1.63%
Net Assets, End of Period (in thousands)	$541,192	$684,235	$818,548	$856,276
Average Net Assets for the Period (in thousands)	$691,409	$695,276	$878,570	$854,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.12%	1.09%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	5.66%	6.91%	6.43%	5.93%
Portfolio Turnover Rate	102%	142%	137%	21%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.53	$7.11	$7.75	$7.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.42	0.44	0.07
Net realized and unrealized gain/(loss)	(1.22)	(0.56)	(0.65)	0.04
Total from Investment Operations	(1.05)	(0.14)	(0.21)	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.44)	(0.43)	(0.09)
Total Dividends and Distributions	(0.17)	(0.44)	(0.43)	(0.09)
Net Asset Value, End of Period	$5.31	$6.53	$7.11	$7.75
Total Return*	(16.37)%	(1.88)%	(2.76)%	1.46%
Net Assets, End of Period (in thousands)	$494,721	$677,303	$1,037,471	$1,073,190
Average Net Assets for the Period (in thousands)	$647,322	$804,713	$1,127,161	$1,057,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.76%	1.75%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.76%	1.75%	1.85%
Ratio of Net Investment Income/(Loss)	5.08%	6.24%	5.82%	5.18%
Portfolio Turnover Rate	102%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.29	$7.86	$8.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.48
Net realized and unrealized gain/(loss)	0.50	(0.59)	(0.50)
Total from Investment Operations	0.97	(0.11)	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.48)
Total Dividends and Distributions	(0.48)	(0.46)	(0.48)
Net Asset Value, End of Period	$7.78	$7.29	$7.86
Total Return*	13.90%	(1.05)%	(0.21)%
Net Assets, End of Period (in thousands)	$861,163	$755,674	$702,841
Average Net Assets for the Period (in thousands)	$788,169	$708,673	$656,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%
Ratio of Net Investment Income/(Loss)	6.40%	6.60%	5.99%
Portfolio Turnover Rate	127%	145%	127%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.24	$7.81	$8.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.41	0.42
Net realized and unrealized gain/(loss)	0.51	(0.58)	(0.51)
Total from Investment Operations	0.92	(0.17)	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.40)	(0.42)
Total Dividends and Distributions	(0.43)	(0.40)	(0.42)
Net Asset Value, End of Period	$7.73	$7.24	$7.81
Total Return*	13.18%	(1.76)%	(1.09)%
Net Assets, End of Period (in thousands)	$1,047,109	$1,074,860	$1,138,357
Average Net Assets for the Period (in thousands)	$1,018,868	$1,065,445	$1,010,068
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.85%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.85%	1.86%
Ratio of Net Investment Income/(Loss)	5.57%	5.70%	5.28%
Portfolio Turnover Rate	127%	145%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.57	$7.15	$7.79	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.48	0.53	0.08
Net realized and unrealized gain/(loss)	(1.22)	(0.57)	(0.67)	0.04
Total from Investment Operations	(1.02)	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.49)	(0.50)	(0.11)
Total Dividends and Distributions	(0.20)	(0.49)	(0.50)	(0.11)
Net Asset Value, End of Period	$5.35	$6.57	$7.15	$7.79
Total Return*	(15.88)%	(1.06)%	(1.91)%	1.56%
Net Assets, End of Period (in thousands)	$6,977	$8,028	$8,359	$2,985
Average Net Assets for the Period (in thousands)	$8,115	$7,928	$7,765	$2,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.99%	0.88%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.99%	0.88%	0.84%
Ratio of Net Investment Income/(Loss)	5.96%	7.17%	7.02%	6.30%
Portfolio Turnover Rate	102%	142%	137%	21%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.60	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.49	0.53	0.08
Net realized and unrealized gain/(loss)	(1.23)	(0.57)	(0.66)	0.04
Total from Investment Operations	(1.03)	(0.08)	(0.13)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.50)	(0.11)
Total Dividends and Distributions	(0.20)	(0.50)	(0.50)	(0.11)
Net Asset Value, End of Period	$5.37	$6.60	$7.18	$7.81
Total Return*	(15.90)%	(0.89)%	(1.68)%	1.58%
Net Assets, End of Period (in thousands)	$2,550,481	$3,008,858	$3,509,735	$3,075,563
Average Net Assets for the Period (in thousands)	$3,115,195	$2,998,950	$3,534,302	$2,981,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.79%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.79%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	6.10%	7.30%	6.88%	6.26%
Portfolio Turnover Rate	102%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$7.30	$7.87	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.49	0.51
Net realized and unrealized gain/(loss)	0.51	(0.59)	(0.51)
Total from Investment Operations	1.00	(0.10)	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.50)
Total Dividends and Distributions	(0.50)	(0.47)	(0.50)
Net Asset Value, End of Period	$7.80	$7.30	$7.87
Total Return*	14.32%	(0.83)%	0.02%
Net Assets, End of Period (in thousands)	$2,866,944	$2,178,545	$1,864,448
Average Net Assets for the Period (in thousands)	$2,411,600	$1,846,322	$1,574,951
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	6.67%	6.75%	6.32%
Portfolio Turnover Rate	127%	145%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.60	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.50	0.52	0.08
Net realized and unrealized gain/(loss)	(1.23)	(0.57)	(0.64)	0.04
Total from Investment Operations	(1.02)	(0.07)	(0.12)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.51)	(0.51)	(0.11)
Total Dividends and Distributions	(0.21)	(0.51)	(0.51)	(0.11)
Net Asset Value, End of Period	$5.37	$6.60	$7.18	$7.81
Total Return*	(15.87)%	(0.82)%	(1.64)%	1.59%
Net Assets, End of Period (in thousands)	$17,890	$12,886	$6,841	$5,099
Average Net Assets for the Period (in thousands)	$18,661	$10,817	$5,880	$4,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.72%	0.70%
Ratio of Net Investment Income/(Loss)	6.46%	7.53%	6.83%	6.40%
Portfolio Turnover Rate	102%	142%	137%	21%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.56	$7.15	$7.79	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	(1.27)	(0.60)	(0.70)	0.04
Total from Investment Operations	(1.04)	(0.11)	(0.16)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.48)	(0.48)	(0.10)
Total Dividends and Distributions	(0.19)	(0.48)	(0.48)	(0.10)
Net Asset Value, End of Period	$5.33	$6.56	$7.15	$7.79
Total Return*	(16.15)%	(1.31)%	(2.16)%	1.58%
Net Assets, End of Period (in thousands)	$8,303	$2,470	$232	$51
Average Net Assets for the Period (in thousands)	$4,156	$1,805	$127	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.38%	2.37%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.34%	1.27%	1.03%
Ratio of Net Investment Income/(Loss)	7.51%	7.35%	7.23%	6.01%
Portfolio Turnover Rate	102%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.34
Net realized and unrealized gain/(loss)	0.47	(0.16)
Total from Investment Operations	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.32)
Total Dividends and Distributions	(0.51)	(0.32)
Net Asset Value, End of Period	$7.80	$7.30
Total Return*	14.39%	2.77%
Net Assets, End of Period (in thousands)	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	7.26%	4.71%
Portfolio Turnover Rate	127%	145%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$6.57	$7.15	$7.78	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	(1.23)	(0.58)	(0.68)	0.04
Total from Investment Operations	(1.03)	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.49)	(0.49)	(0.11)
Total Dividends and Distributions	(0.20)	(0.49)	(0.49)	(0.11)
Net Asset Value, End of Period	$5.34	$6.57	$7.15	$7.78
Total Return*	(16.05)%	(1.04)%	(1.84)%	1.56%
Net Assets, End of Period (in thousands)	$54,783	$70,735	$53,548	$30,421
Average Net Assets for the Period (in thousands)	$78,034	$65,061	$55,040	$17,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.97%	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%	0.93%	0.98%
Ratio of Net Investment Income/(Loss)	5.92%	7.41%	7.12%	6.52%
Portfolio Turnover Rate	102%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

28	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	29

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

30	MARCH 31, 2020

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such

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event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

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Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$9,671,678	$—	$—	$9,671,678

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

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Notes to Financial Statements (unaudited)

Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.67% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

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Notes to Financial Statements (unaudited)

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or

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Notes to Financial Statements (unaudited)

shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $118,168.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $280 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $16,542.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(605,853,387)	$(104,621,400)	$ (710,474,787)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,152,923,273	$73,662,523	$(787,528,824)	$ (713,866,301)

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 9,671,678	$ -	$ 9,671,678

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	37,494,041	$255,779,062	35,602,407	$ 237,896,782
Reinvested dividends and distributions	2,704,705	16,495,532	6,380,353	42,002,088
Shares repurchased	(43,256,782)	(290,558,559)	(52,379,866)	(348,181,420)
Net Increase/(Decrease)	(3,058,036)	$ (18,283,965)	(10,397,106)	$ (68,282,550)
Class C Shares:
Shares sold	27,781,884	$191,251,701	15,157,430	$ 100,060,674
Reinvested dividends and distributions	2,373,153	14,298,864	6,846,672	44,755,717
Shares repurchased	(40,601,176)	(272,060,538)	(64,312,472)	(423,708,905)
Net Increase/(Decrease)	(10,446,139)	$ (66,509,973)	(42,308,370)	$ (278,892,514)
Class D Shares:
Shares sold	300,852	$ 1,929,577	298,984	$ 1,990,379
Reinvested dividends and distributions	38,579	232,972	79,968	525,745
Shares repurchased	(255,995)	(1,694,162)	(326,610)	(2,166,021)
Net Increase/(Decrease)	83,436	$ 468,387	52,342	$ 350,103
Class I Shares:
Shares sold	113,954,958	$743,609,660	207,767,088	$1,387,005,634
Reinvested dividends and distributions	13,834,598	84,216,926	29,814,822	196,933,768
Shares repurchased	(108,640,558)	(669,346,613)	(270,806,325)	(1,797,572,678)
Net Increase/(Decrease)	19,148,998	$158,479,973	(33,224,415)	$ (213,633,276)
Class N Shares:
Shares sold	2,021,849	$ 13,456,037	1,894,555	$ 12,658,317
Reinvested dividends and distributions	74,721	453,380	105,274	694,765
Shares repurchased	(715,850)	(4,645,064)	(1,000,101)	(6,782,658)
Net Increase/(Decrease)	1,380,720	$ 9,264,353	999,728	$ 6,570,424
Class S Shares:
Shares sold	1,252,256	$ 8,575,771	427,690	$ 2,853,015
Reinvested dividends and distributions	33,989	190,789	23,561	154,855
Shares repurchased	(104,265)	(634,826)	(106,983)	(707,495)
Net Increase/(Decrease)	1,181,980	$ 8,131,734	344,268	$ 2,300,375
Class T Shares:
Shares sold	7,393,068	$ 48,920,682	10,396,724	$ 69,517,728
Reinvested dividends and distributions	364,141	2,241,015	746,922	4,920,092
Shares repurchased	(8,272,774)	(52,150,585)	(7,869,173)	(52,000,000)
Net Increase/(Decrease)	(515,565)	$ (988,888)	3,274,473	$ 22,437,820

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,441,485,015	$4,494,349,048	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Cash Balances

As of March 31, 2020, the Fund had an overdrawn balance of $48,436,052 with the Fund’s custodian bank, BNP Paribas, acting through its New York branch (“BNP Paribas”).  This amount is disclosed as “Due to custodian” on the Statement of Assets and Liabilities. The Fund is permitted to temporarily carry a negative or overdrawn balance. To compensate BNP Paribas for such overdrafts the Fund will pay an agreed upon rate between BNP Paribas and the Fund. As of April 1, 2020, the Fund had a positive cash balance.

10. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

11. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	43

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93081 05-20

58	MARCH 31, 2020

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life science companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research and our disciplined long-term approach set us apart in pursuing superior risk-adjusted results for our clients.

Andy Acker Portfolio Manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund’s Class I Shares returned 2.66% over the six-month period ended March 31, 2020. That was ahead of the Fund’s primary benchmark, the MSCI World Health Care IndexSM, which delivered 0.65% during the period, as well as the Fund’s secondary benchmark, the S&P 500® Index, which declined 12.31%.

INVESTMENT ENVIRONMENT

Health care stocks rallied during the first half of the period thanks to continued innovation, merger and acquisition activity and easing worries about potential health care reform. Indeed, the paring of progressive candidates from the Democratic field for U.S. president has likely reduced the chances of a significant overhaul of the U.S. health care system. Meanwhile, the Food and Drug Administration approved several novel drugs, including a breakthrough therapy for cystic fibrosis.

However, the rally came to an end late in February as worries about the health and economic impact of COVID-19 led to a sharp contraction in financial markets globally. As with previous downturns, the health care sector proved to be more defensive, with investors rewarding biotech and diagnostic firms helping address COVID-19, as well as telemedicine providers and select pharmaceutical firms. Meanwhile, stocks of some medical device and health care providers pulled back as an array of surgeries and other procedures were postponed.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical device arenas. Our bottom-up, fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

On a sub-sector basis, an overweight to biotechnology and stock selection in health care technology contributed positively to performance. The Fund’s positioning in pharmaceuticals and health care facilities detracted most from relative returns.

Looking at specific holdings, BioNTech was the top contributor. The German biotech, which specializes in messenger ribonucleic acid (mRNA) technology, is working to develop an mRNA-based vaccine for COVID-19. Clinical trials are expected to begin by late April. Other firms are developing mRNA vaccines, but BioNTech’s product would potentially require smaller amounts of the drug to be effective, making it easier to scale for mass production. In addition, BioNTech is using its mRNA platform to develop treatments for cancer, including personalized cancer vaccines.

IGM Biosciences also aided performance. The company is developing a new immunoglobulin M (IgM) antibody platform that could have broad potential. The company’s ongoing trials will test whether their “bi-specific” IgM technology (binding to both cancer cells and immune cells) could be less toxic and more effective than other methods in development. Should further data be positive, we believe IGM’s platform could lead to the development of a potentially revolutionary pipeline of new cancer medicines.

Teladoc was another top contributor. The company is the largest telemedicine provider in the U.S. Late in the period, the company reported a 50% rise in daily visits as doctors and patients sought remote care during the spread of COVID-19. We think demand for telehealth services could continue to rise and that Teladoc could end 2020 with over 60 million customers with access to its platform.

At the same time other holdings weighed on performance, including Sage Therapeutics. The stock declined after the

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

company reported disappointing phase 3 trial data for Sage-217, a treatment for major depressive disorder. Although frustrated by the results, we think Sage-217 still shows promise. The drug has a new mechanism of action in a disease category in which 40% of patients don’t respond to current therapies, and a similar drug from Sage was approved for postpartum depression. Moreover, depression is a notoriously difficult condition to evaluate and often requires multiple trials to confirm results. With additional studies underway (including at higher doses), we still believe in the promise of Sage’s pipeline.

Amarin Corp. was another significant detractor. Amarin suffered a blow late in the period after a judge invalidated key patents for Vascepa, the company’s fish-oil derivative drug that has shown to significantly reduce the risk of heart attack or stroke in patients with high cholesterol. Originally, Vascepa’s patents extended until 2030. Amarin announced it would appeal the ruling, which could take as long as a year for resolution.

AnaptysBio also weighed on performance. The stock declined when the company reported that etokimab, a wholly owned antibody for the treatment of atopic (allergic) diseases, failed to provide a measurable improvement for eczema patients during late-stage clinical trials. In addition, a second drug candidate, ANB019, a treatment for rare and severe forms of psoriasis, has been delayed. In light of these disappointments, we exited the stock.

The Fund continued with its “value-at-risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

OUTLOOK

With the COVID-19 virus spreading around the U.S., many surgeries and other procedures have been postponed to accommodate COVID-19 patients and reduce the risk of virus transmission. We believe most of these procedures have simply been delayed (not canceled) and we expect to see demand rebound quickly as we get past the worst of the crisis. Meanwhile, telemedicine services have skyrocketed as patients seek remote care. We think increased usage during the pandemic could lead to structural shifts in how health care is consumed in the future.

During severe market contractions, we look to take advantage of lower valuations to add to high-quality names. With share prices of many health care firms sitting below their intrinsic value, in our opinion, we are rigorously reviewing balance sheets and capital funding needs and adding to positions in companies we think have strong demand drivers or underappreciated growth and pipeline potential.

COVID-19’s impact on the economy will be severe, and we think investors should prepare for continued volatility. Social distancing, for one, could disrupt drug launches and clinical trials and possibly delay some regulatory approvals. However, we believe focusing on companies with strong prospects, resilient demand drivers and secular tailwinds could help balance risk and reward. Furthermore, the sector’s rapid innovation and focus on addressing unmet medical needs remains intact. In our view, these trends – now spotlighted by the swift development of potential treatments, vaccines and diagnostics for COVID-19 – will drive long-term growth for the sector for many years to come.

Thank you for your continued investment in the Janus Henderson Global Life Sciences Fund.

2	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Biontech AG - Series A	0.83%	1.39%	Sage Therapeutics Inc	0.68%	-0.95%
IGM Bio	0.57%	0.96%	Amarin Corp PLC (ADR)	0.70%	-0.66%
Teladoc Health Inc	0.79%	0.66%	AnaptysBio Inc	0.12%	-0.37%
Acceleron Pharma Inc	0.47%	0.47%	Zogenix Inc	0.21%	-0.36%
Aprea Therapeutics Inc	0.55%	0.43%	Boston Scientific Corp	2.35%	-0.31%

1 Top Contributors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Health Care	1.45%	99.11%	100.00%

1 Top Detractors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Other**	0.42%	0.89%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Merck & Co Inc
Pharmaceuticals	4.5%
Novartis AG (ADR)
Pharmaceuticals	4.0%
UnitedHealth Group Inc
Health Care Providers & Services	3.4%
AstraZeneca PLC
Pharmaceuticals	3.1%
Abbott Laboratories
Health Care Equipment & Supplies	3.0%
18.0%

Asset Allocation - (% of Net Assets)
Common Stocks	92.9%
Preferred Stocks	3.7%
Investments Purchased with Cash Collateral from Securities Lending	1.7%
Investment Companies	1.6%
Limited Partnership Interests	0.8%
Rights	0.4%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	2.55%	-2.17%	3.48%	14.57%	10.69%	1.00%
Class A Shares at MOP	-3.35%	-7.80%	2.26%	13.90%	10.39%
Class C Shares at NAV	2.20%	-2.82%	2.72%	13.71%	9.88%	1.77%
Class C Shares at CDSC	1.24%	-3.73%	2.72%	13.71%	9.88%
Class D Shares(1)	2.65%	-2.00%	3.67%	14.78%	10.87%	0.82%
Class I Shares	2.66%	-1.96%	3.73%	14.83%	10.90%	0.77%
Class N Shares	2.70%	-1.87%	3.67%	14.73%	10.85%	0.68%
Class S Shares	2.45%	-2.35%	3.31%	14.39%	10.53%	1.19%
Class T Shares	2.59%	-2.08%	3.57%	14.68%	10.82%	0.92%
MSCI World Health Care Index	0.65%	0.89%	4.21%	10.76%	5.89%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	5.56%
Morningstar Quartile - Class T Shares	-	2nd	3rd	1st	1st
Morningstar Ranking - based on total returns for Health Funds	-	78/146	66/135	20/120	11/57

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$1,025.50	$5.01	$1,000.00	$1,020.05	$5.00	0.99%
Class C Shares	$1,000.00	$1,022.00	$8.34	$1,000.00	$1,016.75	$8.32	1.65%
Class D Shares	$1,000.00	$1,026.50	$4.10	$1,000.00	$1,020.95	$4.09	0.81%
Class I Shares	$1,000.00	$1,026.60	$3.85	$1,000.00	$1,021.20	$3.84	0.76%
Class N Shares	$1,000.00	$1,027.00	$3.40	$1,000.00	$1,021.65	$3.39	0.67%
Class S Shares	$1,000.00	$1,024.50	$5.97	$1,000.00	$1,019.10	$5.96	1.18%
Class T Shares	$1,000.00	$1,025.90	$4.61	$1,000.00	$1,020.45	$4.60	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 92.9%
Biotechnology – 25.1%
AbbVie Inc	1,088,968	$82,968,472
ACADIA Pharmaceuticals Inc*	605,973	25,602,359
Akero Therapeutics Inc*	977,376	20,720,371
Amarin Corp PLC (ADR)*,#	1,964,238	7,856,952
Amicus Therapeutics Inc*	2,628,094	24,283,589
Aprea Therapeutics Inc*	422,611	14,689,958
Argenx SE (ADR)*	121,194	15,964,886
Ascendis Pharma A/S (ADR)*	380,023	42,794,390
BioCryst Pharmaceuticals Inc*,#	2,043,288	4,086,576
BioMarin Pharmaceutical Inc*	394,754	33,356,713
Bridgebio Pharma Inc*,#	610,520	17,705,080
Exelixis Inc*	1,443,822	24,862,615
Fate Therapeutics Inc*	454,519	10,094,867
FibroGen Inc*	375,395	13,044,976
Gilead Sciences Inc	866,278	64,762,943
Global Blood Therapeutics Inc*	772,433	39,463,602
IGM Bio§	700,647	37,374,263
Immunomedics Inc*	783,771	10,565,233
Insmed Inc*	1,752,937	28,099,580
Ironwood Pharmaceuticals Inc*	1,193,294	12,040,336
Karyopharm Therapeutics, Inc.*	1,190,843	22,876,094
Mirati Therapeutics Inc*	457,685	35,182,246
Myovant Sciences Ltd*	1,535,823	11,595,464
Neurocrine Biosciences Inc*	764,029	66,126,710
Odonate Therapeutics Inc*	567,168	15,659,508
PTC Therapeutics Inc*	516,317	23,032,901
Rhythm Pharmaceuticals Inc*	1,336,846	20,346,796
Sage Therapeutics Inc*	407,368	11,699,609
Sarepta Therapeutics Inc*	429,199	41,984,246
Stoke Therapeutics Inc*	220,125	5,040,862
Vertex Pharmaceuticals Inc*	313,015	74,481,919
		858,364,116
Health Care Equipment & Supplies – 17.5%
Abbott Laboratories	1,315,066	103,771,858
Alcon Inc*	294,606	14,971,877
Baxter International Inc	495,065	40,194,327
Boston Scientific Corp*	2,553,603	83,324,066
Cooper Cos Inc	93,841	25,869,148
Danaher Corp	373,013	51,628,729
Dentsply Sirona Inc	540,394	20,983,499
DexCom Inc*	75,850	20,424,129
Edwards Lifesciences Corp*	149,974	28,288,096
Glaukos Corp*	231,759	7,152,083
Globus Medical Inc*	700,472	29,791,074
ICU Medical Inc*	173,349	34,976,628
Intuitive Surgical Inc*	54,526	27,001,820
Silk Road Medical Inc*,£	612,060	19,267,649
STERIS PLC	179,292	25,095,501
Stryker Corp	167,846	27,944,681
Teleflex Inc	53,100	15,550,866
Varian Medical Systems Inc*	239,721	24,609,758
		600,845,789
Health Care Providers & Services – 10.2%
Anthem Inc	204,725	46,480,764
Centene Corp*	1,050,770	62,426,246
Humana Inc	277,627	87,180,431
Quest Diagnostics Inc	238,349	19,139,425
UnitedHealth Group Inc	472,661	117,872,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Universal Health Services Inc	172,258	$17,067,323
		350,166,389
Health Care Technology – 1.0%
Health Catalyst Inc*	469,818	12,285,741
Teladoc Health Inc*,#	138,473	21,464,700
		33,750,441
Life Sciences Tools & Services – 4.3%
IQVIA Holdings Inc*	329,640	35,554,970
NeoGenomics Inc*	587,847	16,230,456
Thermo Fisher Scientific Inc	330,503	93,730,651
		145,516,077
Pharmaceuticals – 34.8%
Allergan PLC	162,277	28,739,257
Astellas Pharma Inc	1,622,900	25,126,266
AstraZeneca PLC	1,175,652	104,993,696
Bayer AG	392,916	23,057,922
Bristol-Myers Squibb Co	1,552,526	86,537,799
Catalent Inc*	942,245	48,949,628
Collegium Pharmaceutical Inc*	1,009,367	16,482,963
Elanco Animal Health Inc*	2,481,912	55,570,010
Eli Lilly & Co	418,074	57,995,225
GW Pharmaceuticals PLC (ADR)*,#	358,960	31,434,127
Horizon Therapeutics PLC*	927,845	27,482,769
Jazz Pharmaceuticals PLC*	297,209	29,643,626
Johnson & Johnson	456,648	59,880,252
Merck & Co Inc	1,988,470	152,992,882
MyoKardia Inc*	269,369	12,628,019
Novartis AG (ADR)	1,674,853	138,091,630
Novo Nordisk A/S	717,096	43,270,968
Phathom Pharmaceuticals Inc§	424,907	10,422,544
Phathom Pharmaceuticals Inc*,ž	168,415	4,348,475
Roche Holding AG	271,590	88,334,428
Sanofi	912,362	80,302,998
Takeda Pharmaceutical Co Ltd	1,568,036	47,992,661
Zogenix Inc*	741,061	18,326,438
		1,192,604,583
Total Common Stocks (cost $2,695,640,928)		3,181,247,395
Preferred Stocks – 3.7%
Biotechnology – 2.8%
4D Molecular Therapeutics Inc - Series B*,¢,§	373,334	6,518,412
Acerta Pharma BV PP - Series B*,¢,§	143,797,410	16,134,069
Aligos Therapeutics Inc USD Series B-1, 8.0000%¢,§	3,434,645	3,754,239
ALX Oncology Ltd, 6.0000%¢,§	3,558,928	5,136,245
Biontech AG - Series A§	1,143,846	63,460,576
		95,003,541
Health Care Equipment & Supplies – 0.2%
iTeos Therapeutics SA, 6.0000%¢,§	2,740,265	7,727,547
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc - Series B*,¢,§	1,035,873	9,808,940
Bigfoot Biomedical Inc - Series C¢	168,418	1,594,792
		11,403,732
Pharmaceuticals – 0.4%
Kymera Therapeutics LLC¢,§	519,175	3,393,639
Olema Pharmaceuticals Inc¢,§	3,056,701	5,165,825
SutroVax Inc, 8.0000%¢,§	387,759	3,075,782
		11,635,246
Total Preferred Stocks (cost $67,983,909)		125,770,066

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Limited Partnership Interests – 0.8%
Biotechnology – 0.8%
RPI International Holdings LP¢,§ (cost $14,999,945)	127,226	$26,094,053
Rights – 0.4%
Biotechnology – 0%
Clementia Pharmaceuticals Inc CVR*,¢,§	874,311	0
Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co*	3,988,051	15,154,594
Total Rights (cost $11,574,410)		15,154,594
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $55,585,391)	55,572,305	55,583,420
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Investment Companies – 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	45,566,731	45,566,731
Time Deposits – 0.4%
Royal Bank of Canada, 0.0100%, 4/1/20	$11,391,683	11,391,683
Total Investments Purchased with Cash Collateral from Securities Lending (cost $56,958,414)		56,958,414
Total Investments (total cost $2,902,742,997) – 101.1%		3,460,807,942
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(36,134,992)
Net Assets – 100%		$3,424,672,950

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,726,321,559	78.8%
Switzerland	241,397,935	7.0
United Kingdom	136,427,823	3.9
Germany	86,518,498	2.5
Denmark	86,065,358	2.5
France	80,302,998	2.3
Japan	73,118,927	2.1
Belgium	15,964,886	0.5
Sweden	14,689,958	0.4

Total	$3,460,807,942	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/20
Common Stocks - N/A
Health Care Equipment & Supplies - N/A
Silk Road Medical Inc*,š	$-	$30,200,543	$(24,444,451)	$	N/A
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	215,385	(16,685)	(1,971)		55,583,420
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	119,751∆	-	-		45,566,731
Total Affiliated Investments - 2.9%	$335,136	$30,183,858	$(24,446,422)		$101,150,151

(1) For securities that were affiliated for a portion of the period ended March 31, 2020, this column reflects amounts for the entire period ended March 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Common Stocks - N/A
Health Care Equipment & Supplies - N/A
Silk Road Medical Inc*,š	49,813,073	-	(36,301,516)	19,267,649
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	16,456,730	432,587,341	(393,441,995)	55,583,420
Investments Purchased with Cash Collateral from Securities Lending - 1.3%
Investment Companies - 1.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	39,563,912	331,124,704	(325,121,885)	45,566,731

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
4D Molecular Therapeutics Inc - Series B	8/24/18	$6,518,412	$6,518,412	0.2%
Acerta Pharma BV PP - Series B	5/11/15	8,272,388	16,134,069	0.5
Aligos Therapeutics Inc USD Series B-1, 8.0000%	12/20/19	3,754,239	3,754,239	0.1
ALX Oncology Ltd, 6.0000%	2/7/20	5,136,245	5,136,245	0.1
Bigfoot Biomedical Inc - Series B	11/21/17	9,808,940	9,808,940	0.3
Biontech AG - Series A	1/17/18	13,775,320	63,460,576	1.9
Clementia Pharmaceuticals Inc CVR	4/18/19	1,180,320	0	0.0
IGM Bio	6/28/19	9,260,312	37,374,263	1.1
iTeos Therapeutics SA, 6.0000%	3/23/20	7,727,547	7,727,547	0.2
Kymera Therapeutics LLC	3/11/20	3,393,639	3,393,639	0.1
Olema Pharmaceuticals Inc	3/13/20	5,165,825	5,165,825	0.2
Phathom Pharmaceuticals Inc	10/29/19	6,457,969	10,422,544	0.3
RPI International Holdings LP	5/21/15	14,999,945	26,094,053	0.8
SutroVax Inc, 8.0000%	3/20/20	3,075,774	3,075,782	0.1
Total		$98,526,875	$198,066,134	5.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

12	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$820,989,853	$37,374,263	$-
Pharmaceuticals	769,103,100	423,501,483	-
All Other	1,130,278,696	-	-
Preferred Stocks	-	63,460,576	62,309,490
Limited Partnership Interests	-	-	26,094,053
Rights	15,154,594	-	0
Investment Companies	-	55,583,420	-
Investments Purchased with Cash Collateral from Securities Lending	-	56,958,414	-
Total Assets	$2,735,526,243	$636,878,156	$88,403,543

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2020)

	Balance as of September 30, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of March 31, 2020
Investment in Securities:
Convertible Promissory Notes
Health Care Providers & Services	$ 1,314,000	$ -	$ -	$ -	$ (1,314,000)(b)	$ -	$ -
Pharmaceuticals	6,278,000	-	-	-	(6,278,000)(b)	-	-
Preferred Stocks
Biotechnology	37,055,801	-	4,126,985	8,890,484	-	(18,530,305)	31,542,965
Health Care Equipment & Supplies	-	-	-	7,727,547	-	-	7,727,547
Health Care Providers & Services	9,808,940	-	239,212	1,355,580(b)	-	-	11,403,732
Pharmaceuticals	-	-	8	11,635,238	-	-	11,635,246
Limited Partnership Interests
Biotechnology	20,179,316	-	5,914,737	-	-	-	26,094,053
Rights
Biotechnology	1,180,320	-	(1,180,320)	-	-	-	-
Total	$ 75,816,377	$ -	$ 9,100,622	$ 29,608,849	$ (7,592,000)	$(18,530,305)	$ 88,403,543
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.
(b) All or a portion is the result of a corporate action.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$3,359,657,791
Affiliated investments, at value(3)	101,150,151
Cash	754,108
Non-interested Trustees' deferred compensation	67,526
Receivables:
Investments sold	16,218,977
Foreign tax reclaims	5,092,692
Fund shares sold	4,838,882
Dividends	2,931,116
Dividends from affiliates	63,683
Other assets	62,157
Total Assets	3,490,837,083
Liabilities:
Foreign cash due to custodian	1,353,554
Collateral for securities loaned (Note 2)	56,958,414
Payables:	—
Fund shares repurchased	4,246,654
Advisory fees	1,870,609
Investments purchased	627,751
Transfer agent fees and expenses	558,365
12b-1 Distribution and shareholder servicing fees	156,600
Non-interested Trustees' deferred compensation fees	67,526
Professional fees	34,517
Non-interested Trustees' fees and expenses	22,995
Custodian fees	8,884
Affiliated fund administration fees payable	7,307
Accrued expenses and other payables	250,957
Total Liabilities	66,164,133
Net Assets	$3,424,672,950

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,778,115,703
Total distributable earnings (loss)	646,557,247
Total Net Assets	$3,424,672,950
Net Assets - Class A Shares	$170,264,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,274,954
Net Asset Value Per Share(4)	$51.99
Maximum Offering Price Per Share(5)	$55.16
Net Assets - Class C Shares	$135,897,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,881,579
Net Asset Value Per Share(4)	$47.16
Net Assets - Class D Shares	$1,318,963,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,913,569
Net Asset Value Per Share	$52.94
Net Assets - Class I Shares	$667,982,234
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,594,994
Net Asset Value Per Share	$53.04
Net Assets - Class N Shares	$86,847,929
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,643,122
Net Asset Value Per Share	$52.86
Net Assets - Class S Shares	$19,010,779
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	372,477
Net Asset Value Per Share	$51.04
Net Assets - Class T Shares	$1,025,707,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,467,522
Net Asset Value Per Share	$52.69

(1) Includes cost of $2,801,590,875.

(2) Includes $55,405,346 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $101,152,122.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$26,713,405
Dividends from affiliates	215,385
Affiliated securities lending income, net	119,751
Interest	51,168
Unaffiliated securities lending income, net	10,112
Foreign tax withheld	(1,410,773)
Total Investment Income	25,699,048
Expenses:
Advisory fees	12,366,389
12b-1 Distribution and shareholder servicing fees:
Class A Shares	237,079
Class C Shares	691,806
Class S Shares	26,686
Transfer agent administrative fees and expenses:
Class D Shares	879,311
Class S Shares	26,686
Class T Shares	1,468,608
Transfer agent networking and omnibus fees:
Class A Shares	58,804
Class C Shares	69,393
Class I Shares	331,071
Other transfer agent fees and expenses:
Class A Shares	8,112
Class C Shares	6,215
Class D Shares	109,265
Class I Shares	18,029
Class N Shares	1,432
Class S Shares	191
Class T Shares	7,270
Shareholder reports expense	175,909
Registration fees	88,245
Affiliated fund administration fees	48,306
Non-interested Trustees’ fees and expenses	41,964
Custodian fees	41,008
Professional fees	35,549
Other expenses	134,416
Total Expenses	16,871,744
Less: Excess Expense Reimbursement and Waivers	(56,537)
Net Expenses	16,815,207
Net Investment Income/(Loss)	8,883,841

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$107,416,697
Investments in affiliates	30,183,858
Total Net Realized Gain/(Loss) on Investments	137,600,555
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,851,780)
Investments in affiliates	(24,446,422)
Total Change in Unrealized Net Appreciation/Depreciation	(39,298,202)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$107,186,194

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$8,883,841	$15,806,816
Net realized gain/(loss) on investments	137,600,555	219,241,887
Change in unrealized net appreciation/depreciation	(39,298,202)	(472,540,002)
Net Increase/(Decrease) in Net Assets Resulting from Operations	107,186,194	(237,491,299)
Dividends and Distributions to Shareholders
Class A Shares	(11,824,220)	(19,474,128)
Class C Shares	(9,638,429)	(20,092,698)
Class D Shares	(93,668,579)	(157,744,260)
Class I Shares	(46,992,205)	(78,109,890)
Class N Shares	(6,322,369)	(11,912,115)
Class S Shares	(1,341,666)	(2,097,358)
Class T Shares	(73,795,954)	(130,672,449)
Net Decrease from Dividends and Distributions to Shareholders	(243,583,422)	(420,102,898)
Capital Share Transactions:
Class A Shares	(709,316)	13,048,414
Class C Shares	(6,762,800)	(2,735,758)
Class D Shares	(937,071)	67,724,544
Class I Shares	2,204,869	52,788,724
Class N Shares	(951,891)	5,293,305
Class S Shares	980,827	2,129,564
Class T Shares	(36,753,014)	14,080,730
Net Increase/(Decrease) from Capital Share Transactions	(42,928,396)	152,329,523
Net Increase/(Decrease) in Net Assets	(179,325,624)	(505,264,674)
Net Assets:
Beginning of period	3,603,998,574	4,109,263,248
End of period	$3,424,672,950	$3,603,998,574

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$53.89	$64.96	$55.76	$49.16	$53.74	$52.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.01	0.05	0.05	(0.14)
Net realized and unrealized gain/(loss)	1.72	(4.52)	9.74	7.01	0.11	7.19
Total from Investment Operations	1.82	(4.35)	9.75	7.06	0.16	7.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	—	(0.07)	(0.03)	(0.14)	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.72)	(6.72)	(0.55)	(0.46)	(4.74)	(5.40)
Net Asset Value, End of Period	$51.99	$53.89	$64.96	$55.76	$49.16	$53.74
Total Return*	2.55%	(5.85)%	17.70%	14.58%	(0.07)%	14.00%
Net Assets, End of Period (in thousands)	$170,264	$177,862	$195,674	$188,407	$297,151	$353,880
Average Net Assets for the Period (in thousands)	$189,663	$182,919	$181,464	$206,577	$324,567	$239,781
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.00%	0.99%	1.02%	1.04%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.00%	0.99%	1.02%	1.04%	1.04%
Ratio of Net Investment Income/(Loss)	0.35%	0.30%	0.02%	0.10%	0.10%	(0.23)%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.00	$60.16	$52.00	$46.18	$51.00	$50.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.21)	(0.40)	(0.27)	(0.32)	(0.54)
Net realized and unrealized gain/(loss)	1.57	(4.23)	9.04	6.52	0.10	6.92
Total from Investment Operations	1.48	(4.44)	8.64	6.25	(0.22)	6.38
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—	—	—	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Net Asset Value, End of Period	$47.16	$49.00	$60.16	$52.00	$46.18	$51.00
Total Return*	2.20%	(6.53)%	16.81%	13.76%	(0.86)%	13.18%
Net Assets, End of Period (in thousands)	$135,897	$148,147	$182,894	$180,251	$201,539	$215,417
Average Net Assets for the Period (in thousands)	$156,332	$163,407	$173,167	$175,301	$210,680	$131,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.71%	1.75%	1.76%	1.84%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.71%	1.75%	1.76%	1.84%	1.76%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.42)%	(0.74)%	(0.59)%	(0.69)%	(0.96)%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$54.86	$65.89	$56.59	$49.90	$54.41	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.27	0.12	0.18	0.15	(0.04)
Net realized and unrealized gain/(loss)	1.75	(4.58)	9.86	7.07	0.11	7.27
Total from Investment Operations	1.90	(4.31)	9.98	7.25	0.26	7.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	—	(0.20)	(0.13)	(0.17)	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.82)	(6.72)	(0.68)	(0.56)	(4.77)	(5.40)
Net Asset Value, End of Period	$52.94	$54.86	$65.89	$56.59	$49.90	$54.41
Total Return*	2.63%	(5.69)%	17.91%	14.81%	0.12%	14.24%
Net Assets, End of Period (in thousands)	$1,318,963	$1,372,808	$1,549,599	$1,406,708	$1,434,021	$1,601,161
Average Net Assets for the Period (in thousands)	$1,484,235	$1,449,521	$1,404,624	$1,315,724	$1,501,230	$1,635,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.82%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.82%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	0.52%	0.48%	0.20%	0.36%	0.30%	(0.07)%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$54.96	$65.96	$56.66	$49.96	$54.48	$52.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.30	0.15	0.22	0.17	0.01
Net realized and unrealized gain/(loss)	1.76	(4.58)	9.87	7.08	0.12	7.21
Total from Investment Operations	1.93	(4.28)	10.02	7.30	0.29	7.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	—	(0.24)	(0.17)	(0.21)	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.85)	(6.72)	(0.72)	(0.60)	(4.81)	(5.40)
Net Asset Value, End of Period	$53.04	$54.96	$65.96	$56.66	$49.96	$54.48
Total Return*	2.68%	(5.63)%	17.97%	14.90%	0.19%	14.19%
Net Assets, End of Period (in thousands)	$667,982	$692,575	$762,127	$629,650	$415,083	$481,253
Average Net Assets for the Period (in thousands)	$741,388	$719,800	$688,302	$493,309	$409,682	$413,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.76%	0.77%	0.78%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.76%	0.77%	0.78%	0.78%
Ratio of Net Investment Income/(Loss)	0.58%	0.53%	0.26%	0.43%	0.34%	0.01%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$54.81	$65.76	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.36	0.16
Net realized and unrealized gain/(loss)	1.77	(4.59)	6.01
Total from Investment Operations	1.96	(4.23)	6.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	—	—
Distributions (from capital gains)	(3.32)	(6.72)	—
Total Dividends and Distributions	(3.91)	(6.72)	—
Net Asset Value, End of Period	$52.86	$54.81	$65.76
Total Return*	2.72%	(5.57)%	10.35%
Net Assets, End of Period (in thousands)	$86,848	$90,958	$104,903
Average Net Assets for the Period (in thousands)	$96,642	$99,924	$24,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	0.66%	0.63%	0.39%
Portfolio Turnover Rate	20%	36%	46%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$52.94	$64.07	$55.09	$48.62	$53.23	$51.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.07	(0.08)	0.01	(0.01)	(0.21)
Net realized and unrealized gain/(loss)	1.68	(4.48)	9.60	6.90	0.09	7.16
Total from Investment Operations	1.73	(4.41)	9.52	6.91	0.08	6.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—	(0.06)	(0.01)	(0.09)	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.63)	(6.72)	(0.54)	(0.44)	(4.69)	(5.40)
Net Asset Value, End of Period	$51.04	$52.94	$64.07	$55.09	$48.62	$53.23
Total Return*	2.45%	(6.04)%	17.49%	14.43%	(0.23)%	13.92%
Net Assets, End of Period (in thousands)	$19,011	$18,981	$20,113	$17,189	$16,223	$12,882
Average Net Assets for the Period (in thousands)	$21,349	$19,870	$18,269	$15,685	$15,038	$10,085
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.19%	1.18%	1.17%	1.19%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.18%	1.17%	1.16%	1.18%	1.15%
Ratio of Net Investment Income/(Loss)	0.16%	0.14%	(0.14)%	0.02%	(0.02)%	(0.36)%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$54.59	$65.66	$56.39	$49.71	$54.23	$52.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.22	0.06	0.13	0.10	(0.09)
Net realized and unrealized gain/(loss)	1.74	(4.57)	9.84	7.06	0.11	7.25
Total from Investment Operations	1.86	(4.35)	9.90	7.19	0.21	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	—	(0.15)	(0.08)	(0.13)	—
Distributions (from capital gains)	(3.32)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)
Total Dividends and Distributions	(3.76)	(6.72)	(0.63)	(0.51)	(4.73)	(5.40)
Net Asset Value, End of Period	$52.69	$54.59	$65.66	$56.39	$49.71	$54.23
Total Return*	2.59%	(5.78)%	17.80%	14.71%	0.04%	14.12%
Net Assets, End of Period (in thousands)	$1,025,707	$1,102,667	$1,293,953	$1,323,853	$1,469,645	$1,950,138
Average Net Assets for the Period (in thousands)	$1,174,887	$1,180,068	$1,230,729	$1,282,363	$1,653,993	$1,741,793
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.92%	0.92%	0.94%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.91%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	0.42%	0.38%	0.10%	0.26%	0.20%	(0.15)%
Portfolio Turnover Rate	20%	36%	46%	38%	41%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at March 31, 2020	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used	Impact to Valuation from an Increase in Input
Preferred Stock
Biotechnology	$16,134,069	Income Approach	Discount Rate	8%-10%	10%	Decrease
			Probability Weighting	100%	100%	Increase
Biotechnology	$3,754,239	Market Approach	Transaction Price	N/A	N/A	Increase
Health Care Providers & Services	$11,403,732	Market Approach	Transaction Price	N/A	N/A	Increase
Limited Partnership Interests
Biotechnology	$26,094,053	Market Approach	Transaction Price	N/A	N/A	Increase
Other	$31,017,450

Other securities categorized as Level 3 in the hierarchy have been fair valued based on the most recent transaction price. The value of the level 3 investments will increase should the future transaction price increase.

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.

Financial assets of $18,530,305 were transferred out of Level 3 to Level 2 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

26	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$55,405,346	$—	$(55,405,346)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For

28	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $55,405,346. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $56,958,414, resulting in the net amount due to the counterparty of $1,553,068.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $32,594.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $335 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $4,054.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $5,114,438 in purchases and $4,966,465 in sales, resulting in a net realized gain of $4,345,628. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

32	MARCH 31, 2020

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,943,802,551	$772,324,136	$(255,318,745)	$ 517,005,391

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	332,048	$ 19,010,736	876,330	$ 47,868,594
Reinvested dividends and distributions	153,997	9,104,318	309,413	15,418,046
Shares repurchased	(511,465)	(28,824,370)	(897,733)	(50,238,226)
Net Increase/(Decrease)	(25,420)	$ (709,316)	288,010	$ 13,048,414
Class C Shares:
Shares sold	155,874	$ 8,094,490	430,230	$ 21,639,557
Reinvested dividends and distributions	154,916	8,322,065	388,577	17,703,579
Shares repurchased	(452,775)	(23,179,355)	(835,514)	(42,078,894)
Net Increase/(Decrease)	(141,985)	$ (6,762,800)	(16,707)	$ (2,735,758)
Class D Shares:
Shares sold	607,939	$ 34,772,312	1,463,930	$ 83,069,063
Reinvested dividends and distributions	1,514,538	91,129,766	3,039,588	153,985,561
Shares repurchased	(2,235,002)	(126,839,149)	(2,994,956)	(169,330,080)
Net Increase/(Decrease)	(112,525)	$ (937,071)	1,508,562	$ 67,724,544
Class I Shares:
Shares sold	1,784,604	$102,328,688	3,868,242	$217,918,762
Reinvested dividends and distributions	643,798	38,801,690	1,268,618	64,356,976
Shares repurchased	(2,434,095)	(138,925,509)	(4,090,826)	(229,487,014)
Net Increase/(Decrease)	(5,693)	$ 2,204,869	1,046,034	$ 52,788,724
Class N Shares:
Shares sold	306,312	$ 17,111,245	1,251,707	$ 71,073,358
Reinvested dividends and distributions	105,285	6,322,369	235,604	11,912,115
Shares repurchased	(428,046)	(24,385,505)	(1,423,087)	(77,692,168)
Net Increase/(Decrease)	(16,449)	$ (951,891)	64,224	$ 5,293,305
Class S Shares:
Shares sold	65,748	$ 3,749,494	132,354	$ 7,209,070
Reinvested dividends and distributions	23,104	1,341,666	42,777	2,097,358
Shares repurchased	(74,939)	(4,110,333)	(130,489)	(7,176,864)
Net Increase/(Decrease)	13,913	$ 980,827	44,642	$ 2,129,564
Class T Shares:
Shares sold	980,662	$ 56,861,576	2,455,854	$138,192,378
Reinvested dividends and distributions	1,205,916	72,234,340	2,531,677	127,723,096
Shares repurchased	(2,919,493)	(165,848,930)	(4,494,196)	(251,834,744)
Net Increase/(Decrease)	(732,915)	$ (36,753,014)	493,335	$ 14,080,730

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$740,790,878	$1,062,583,133	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) .

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	35

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93043 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Real Estate Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Global Real Estate Fund is a global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark aware.

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Global Real Estate Fund’s Class I shares returned -17.57% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the FTSE EPRA Nareit Global Index, returned -25.85%. The Fund’s secondary benchmark, the FTSE EPRA Nareit Global Net Index, returned -26.18%.

INVESTMENT ENVIRONMENT

Global equities rose sharply in the fourth quarter of 2019, although hopes for an acceleration in global growth heading into 2020 vanished in the latter part of the period. We saw extreme volatility in markets in March as the true crippling impact of the COVID-19 coronavirus on the global economy became more evident. As the crisis unfolded, a search for liquidity and widespread de-risking saw correlations increase across all asset classes, with few hiding places. However, central banks’ actions to provide significant liquidity to credit markets alongside further rate cuts, combined with unprecedented government stimulus packages to help businesses and individuals mitigate the consequences of economies shutting down, helped markets recover some of their losses toward the end of March.

Real estate investment trusts (REITs) fell sharply in the first quarter of 2020, lagging the wider equity market as investors’ initial concern around malfunctioning debt markets bled into those equity sectors deemed more capital intensive. While we have seen signs of healing in the investment-grade and high-yield debt markets, the commercial mortgage-backed securities (CMBS) market, a crucial financing source for private real estate, remained somewhat stressed. It is worth noting that listed REITs have access to the investment-grade, high-yield, bank and private debt markets and are not dependent on CMBS financing. In addition, listed REITs entered the current crises with the strongest balance sheets in their history, underpinned by lower levels of overall leverage and prudent laddering of debt maturities that resulted in limited near-term capital needs across the board.

In addition to credit market concerns, doubts have been raised around the willingness and ability of some commercial real estate tenants to meet contractual rent obligations in the face of the unprecedented economic shutdown. Divergences in REIT performance by property sector were stark as it became clear that certain parts of the real estate market would face meaningful cash flow impacts from rent deferrals as a result of the crisis, while other parts would be much less affected.

Property sub-sectors most directly affected by COVID-19 have been the weakest performers, primarily shopping malls, hotels and health care, where virus containment efforts have only served to accelerate preexisting unfavorable operating fundamentals. The sectors already experiencing structural tailwinds, and/or that could see secondary benefits from the impact of the virus, proved to be more resilient. These have included industrial/logistics, rental residential and storage, as well as tech-related real estate sectors such as data centers and cell towers.

PERFORMANCE DISCUSSION

The Fund outperformed both its primary and secondary benchmarks over the six-month period, driven by strong stock selection. An overweight to property sectors we have favored for some time, notably industrial/logistics, manufactured housing, cell towers and rental residential,

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Janus Henderson Global Real Estate Fund (unaudited)

proved to be beneficial. Likewise, a structural underweight to the weakest-performing sectors, notably retail, hotels and health care, also made a positive contribution.

At a stock level, an overweight to the industrial/logistics sector added value, with a number of holdings proving to be somewhat defensive. This was driven by accelerating e-commerce activity as many warehouses remained operational despite large sections of the economy coming to an abrupt halt. Our holding in scientific lab-space owner Alexandria Real Estate also proved beneficial, with several of the company’s tenants working on treatments and vaccines for COVID-19. Elsewhere, our focus on nontraditional property sectors aided relative performance, notably our holding in cell tower owner SBA Communications, which is well positioned to benefit from the buildout of 5G networks across the U.S. Our holding in Americold Realty also generated alpha. As the world’s largest listed temperature-controlled warehouse owner/operator, the company has seen increased activity in its network of warehouses across the food supply chain, with the pandemic creating additional demand as consumers stockpile frozen food and order groceries online.

Holdings in shopping center owner SITE Centers and single-tenant retail landlord Spirit Realty detracted from relative returns as investors worried about the economic viability of the underlying tenants amid widespread closures of retail stores, theaters, restaurants and gyms. New York City office owner SL Green also hurt performance on the back of the city’s mandated shelter-in-place protocol and the company’s elevated leverage as compared to its peers.

As a team, we have for some time placed strong emphasis on balance sheet quality, as well as focused on those areas of the real estate market that have structural tailwinds and more defensive income streams. As a result, we have not felt the need to make meaningful changes to the overall positioning of the strategy.

However, indiscriminate selling has created some compelling opportunities, particularly in those shares where we believe extreme price moves did not reflect resiliency of underlying cash flows or supportive long-term secular trends. We increased our cell tower exposure via a new position in a global wireless communications and broadcast infrastructure REIT due to a recently approved merger between two major wireless services providers that we believe will catalyze more leasing in the U.S. as the combined company endeavors to build out its 5G network. In addition, we added to our existing rental residential exposure in the UK and Germany, where we have a high degree of confidence in the resiliency of income streams given attractive demand/supply dynamics. In the office sector, we added exposure to high-quality companies with buildings in Tokyo and London – markets where we see scope for healthy long-term rental growth. We also added New York office REIT SL Green, whose valuation was deeply discounted despite an attractive development pipeline. We also increased our holding in a REIT focused on large-scale destination entertainment and leisure resorts that is acquiring an interest in a high-quality asset on the Las Vegas strip. In Canada, we added a Toronto-based industrial landlord in which we expect accelerating rent growth as e-commerce penetration expands from a low starting point. Lastly, we reduced our underweight to Hong Kong/China, which had sold off heavily following protests and COVID-19.

On the contrary, we sold out of sectors experiencing weaker operating trends. We exited a position in a U.S. West Coast-focused shopping center landlord. We also sold out of a U.S.-based self-storage owner, as we expect elevated new supply to pressure fundamentals going forward. We exited our hotel exposure in Japan, as we anticipate hotel fundamentals deteriorating given the impact of the coronavirus on travel in the region. We also sold out of a European data center owner following a bid for the company by a publicly listed peer.

OUTLOOK

The impact on the direct real estate market from the COVID-19 fallout is hard to assess at this stage given the duration of the virus is unknown. We expect the crisis to act as an accelerant in the already-evolving needs and uses of real estate, creating a clear divergence among real estate sectors. The resilience of cash flows and balance sheets will be crucial in order to protect value and will also create winners and losers at the individual stock level.

We remain focused on areas of structural growth, such as industrial/logistics, rental residential and technology-focused real estate assets, on the belief that structural demand will help offset the economic fallout from the crisis. While there will be some disruption, we believe it is likely to be shorter term, with the longer-term drivers of demand in these sectors perhaps even strengthened.

We will likely experience further volatility in share prices and companies will likely remain focused on capital preservation until we get clarity on the duration of

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Janus Henderson Global Real Estate Fund (unaudited)

lockdowns. While it will take time for any declines in capital value to come through in the direct real estate market, the listed market already reflects this uncertainty. Shares currently trade at valuations not seen for over a decade and, in our view, this provides an opportunity for longer-term investors to access high-quality real estate for well below intrinsic value.

Thank you for your investment in the Janus Henderson Global Real Estate Fund.

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Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
A-Living Services Co Ltd	0.53%	0.57%	SITE Centers Corp	1.56%	-0.69%
SBA Communications Corp	0.94%	0.57%	SL Green Realty Corp	0.94%	-0.46%
Americold Realty Trust	2.69%	0.49%	Spirit Realty Capital Inc	1.79%	-0.34%
Alexandria Real Estate Equities Inc	3.73%	0.48%	Mirvac Group	1.70%	-0.26%
VGP NV	1.37%	0.45%	Marriott International Inc/MD	1.26%	-0.25%

	5 Top Contributors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Real Estate	7.39%	94.46%	99.54%
	Other**	1.09%	2.70%	0.00%
	Industrials	0.56%	0.53%	0.01%
	Health Care	0.02%	0.00%	0.12%
	Information Technology	0.00%	0.54%	0.00%

	1 Top Detractors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-0.25%	1.77%	0.33%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2020

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Equity Real Estate Investment Trusts (REITs)	6.3%
VICI Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.8%
Sun Hung Kai Properties Ltd
Real Estate Management & Development	3.0%
Sun Communities Inc
Equity Real Estate Investment Trusts (REITs)	3.0%
Deutsche Wohnen SE
Real Estate Management & Development	2.8%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.3%
Investment Companies	4.1%
Other	(0.4)%
100.0%

Emerging markets comprised 7.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.66%	-11.14%	2.69%	6.36%	4.24%	1.37%	1.36%
Class A Shares at MOP	-22.37%	-16.24%	1.49%	5.74%	3.74%
Class C Shares at NAV	-17.99%	-11.85%	1.93%	5.57%	3.51%	2.13%	2.13%
Class C Shares at CDSC	-18.78%	-12.70%	1.93%	5.57%	3.51%
Class D Shares(1)	-17.59%	-10.97%	2.85%	6.58%	3.64%	1.17%	1.17%
Class I Shares	-17.57%	-10.92%	2.96%	6.67%	4.52%	1.10%	1.10%
Class N Shares	-17.53%	-10.82%	3.00%	6.70%	4.53%	1.00%	1.00%
Class S Shares	-17.76%	-11.37%	2.49%	6.20%	4.08%	1.58%	1.53%
Class T Shares	-17.64%	-11.03%	2.79%	6.52%	3.92%	1.24%	1.24%
FTSE EPRA Nareit Global Index	-25.85%	-23.01%	-0.75%	4.98%	1.41%
FTSE EPRA Nareit Global Net Index	-26.18%	-23.71%	-1.61%	4.18%	N/A**
Morningstar Quartile - Class I Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	13/216	6/191	12/154	4/130

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	MARCH 31, 2020

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 28, 2007

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$823.40	$5.65	$1,000.00	$1,018.80	$6.26	1.24%
Class C Shares	$1,000.00	$820.10	$9.10	$1,000.00	$1,015.00	$10.08	2.00%
Class D Shares	$1,000.00	$824.10	$4.88	$1,000.00	$1,019.65	$5.40	1.07%
Class I Shares	$1,000.00	$824.30	$4.70	$1,000.00	$1,019.85	$5.20	1.03%
Class N Shares	$1,000.00	$824.70	$4.15	$1,000.00	$1,020.45	$4.60	0.91%
Class S Shares	$1,000.00	$822.40	$6.65	$1,000.00	$1,017.70	$7.36	1.46%
Class T Shares	$1,000.00	$823.60	$5.29	$1,000.00	$1,019.20	$5.86	1.16%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 96.3%
Commercial Services & Supplies – 1.5%
A-Living Services Co Ltd (144A)	1,501,250	$7,252,952
Equity Real Estate Investment Trusts (REITs) – 68.6%
Alexandria Real Estate Equities Inc	100,131	13,723,955
Allied Properties Real Estate Investment Trust	265,015	8,426,388
American Homes 4 Rent	67,923	1,575,814
American Tower Corp	36,201	7,882,768
Americold Realty Trust	255,746	8,705,594
Camden Property Trust	116,172	9,205,469
Derwent London PLC	65,000	2,632,344
Douglas Emmett Inc	248,319	7,576,213
Duke Realty Corp	348,689	11,290,550
Equity LifeStyle Properties Inc	170,214	9,783,901
Essential Properties Realty Trust Inc	438,196	5,722,840
Gecina SA	60,500	8,023,672
GLP J-Reit	5,381	6,053,282
Goodman Group	960,872	7,338,093
Granite Real Estate Investment Trust	233,615	9,651,084
Healthpeak Properties Inc	495,324	11,813,477
Industrial & Infrastructure Fund Investment Corp	3,969	5,372,834
Invesco Office J-Reit Inc	30,676	4,015,774
Invitation Homes Inc	449,409	9,603,870
LaSalle Logiport REIT	1,756	2,367,750
Link REIT	1,174,400	9,920,862
Mapletree Industrial Trust	1,361,000	2,302,564
Mapletree Logistics Trust	3,825,600	4,258,318
MCUBS MidCity Investment Corp	10,583	7,484,770
MGM Growth Properties LLC	430,257	10,184,183
Mirvac Group	7,987,096	10,567,589
Nippon Prologis REIT Inc	1,290	3,250,349
Nomura Real Estate Master Fund Inc	6,407	8,086,370
Prologis Inc	378,175	30,328,443
Rexford Industrial Realty Inc	278,317	11,413,780
Safestore Holdings PLC	380,000	3,016,053
SBA Communications Corp	26,238	7,083,473
Segro PLC	720,000	6,807,308
SITE Centers Corp	915,700	4,770,797
SL Green Realty Corp	140,439	6,052,921
Spirit Realty Capital Inc	361,997	9,466,221
Star Asia Investment Corp	3,051	2,411,357
Sun Communities Inc	116,779	14,579,858
UDR Inc	249,182	9,105,110
UNITE Group PLC	199,000	1,975,862
VICI Properties Inc	1,094,004	18,204,227
		332,036,087
Hotels, Restaurants & Leisure – 1.3%
Marriott International Inc/MD	84,043	6,287,257
Household Durables – 1.2%
NVR Inc*	2,190	5,626,351
Real Estate Management & Development – 23.7%
Aroundtown SA	1,450,000	7,264,598
Ascendas India Trust	5,785,300	4,834,065
China Resources Land Ltd	3,270,000	13,415,988
Deutsche Wohnen SE	360,500	13,770,142
Entra ASA (144A)	254,000	3,029,691
Fastighets AB Balder*	150,000	5,393,413
Grainger PLC	662,757	2,128,315
Helical PLC	1,130,000	4,902,180
Instone Real Estate Group AG (144A)*	252,000	4,022,901
LEG Immobilien AG	55,500	6,269,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Mitsui Fudosan Co Ltd	742,100	$12,837,189
Prestige Estates Projects Ltd	874,634	1,944,387
Shimao Property Holdings Ltd	2,618,000	9,163,449
Sun Hung Kai Properties Ltd	1,119,250	14,696,130
Times China Holdings Ltd	2,497,000	4,152,424
VGP NV	68,875	7,095,670
		114,919,642
Total Common Stocks (cost $520,299,541)		466,122,289
Investment Companies – 4.1%
Money Markets – 4.1%
Fidelity Investments Money Market Treasury Portfolio, 0.2600%ºº (cost $19,684,498)	19,684,498	19,684,498
Total Investments (total cost $539,984,039) – 100.4%		485,806,787
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(1,833,408)
Net Assets – 100%		$483,973,379

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$249,671,570	51.4%
Japan	51,879,675	10.7
China	33,984,813	7.0
Germany	31,326,741	6.4
Hong Kong	24,616,992	5.1
United Kingdom	21,462,062	4.4
Canada	18,077,472	3.7
Australia	17,905,682	3.7
Singapore	11,394,947	2.3
France	8,023,672	1.7
Belgium	7,095,670	1.5
Sweden	5,393,413	1.1
Norway	3,029,691	0.6
India	1,944,387	0.4

Total	$485,806,787	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	$360∆	$-	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	1,813,727	(1,813,727)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index tracks the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $14,305,544, which represents 3.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$-	$7,252,952	$-
Equity Real Estate Investment Trusts (REITs)	236,150,936	95,885,151	-
Hotels, Restaurants & Leisure	6,287,257	-	-
Household Durables	5,626,351	-	-
Real Estate Management & Development	-	114,919,642	-
Investment Companies	19,684,498	-	-
Total Assets	$267,749,042	$218,057,745	$-

12	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$485,806,787
Cash denominated in foreign currency(2)	18,966
Non-interested Trustees' deferred compensation	9,530
Receivables:
Investments sold	5,162,843
Dividends	2,348,961
Fund shares sold	983,325
Foreign tax reclaims	70,978
Other assets	34,949
Total Assets	494,436,339
Liabilities:
Payables:	—
Investments purchased	8,909,954
Fund shares repurchased	896,719
Advisory fees	357,546
Dividends	112,147
Transfer agent fees and expenses	80,520
Professional fees	31,337
12b-1 Distribution and shareholder servicing fees	9,747
Non-interested Trustees' deferred compensation fees	9,530
Custodian fees	9,133
Non-interested Trustees' fees and expenses	2,873
Affiliated fund administration fees payable	1,065
Accrued expenses and other payables	42,389
Total Liabilities	10,462,960
Net Assets	$483,973,379

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$552,486,159
Total distributable earnings (loss)	(68,512,780)
Total Net Assets	$483,973,379
Net Assets - Class A Shares	$8,235,643
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	794,652
Net Asset Value Per Share(3)	$10.36
Maximum Offering Price Per Share(4)	$10.99
Net Assets - Class C Shares	$6,809,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	668,312
Net Asset Value Per Share(3)	$10.19
Net Assets - Class D Shares	$40,569,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,887,863
Net Asset Value Per Share	$10.43
Net Assets - Class I Shares	$262,290,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,174,689
Net Asset Value Per Share	$10.42
Net Assets - Class N Shares	$73,836,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,088,314
Net Asset Value Per Share	$10.42
Net Assets - Class S Shares	$5,496,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	531,765
Net Asset Value Per Share	$10.34
Net Assets - Class T Shares	$86,736,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,322,244
Net Asset Value Per Share	$10.42

(1) Includes cost of $539,984,039.

(2) Includes cost of $18,966.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$6,041,016
Affiliated securities lending income, net	360
Unaffiliated securities lending income, net	67
Other income	37,359
Foreign tax withheld	(256,764)
Total Investment Income	5,822,038
Expenses:
Advisory fees	2,160,548
12b-1 Distribution and shareholder servicing fees:
Class A Shares	17,377
Class C Shares	39,834
Class S Shares	7,874
Transfer agent administrative fees and expenses:
Class D Shares	31,072
Class S Shares	7,874
Class T Shares	121,934
Transfer agent networking and omnibus fees:
Class A Shares	3,784
Class C Shares	3,924
Class I Shares	148,965
Other transfer agent fees and expenses:
Class A Shares	654
Class C Shares	334
Class D Shares	6,340
Class I Shares	6,108
Class N Shares	1,053
Class S Shares	145
Class T Shares	579
Registration fees	72,225
Professional fees	29,605
Custodian fees	28,872
Shareholder reports expense	17,902
Affiliated fund administration fees	6,494
Non-interested Trustees’ fees and expenses	6,224
Other expenses	49,361
Total Expenses	2,769,082
Net Investment Income/(Loss)	3,052,956
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	(825,741)
Total Net Realized Gain/(Loss) on Investments	(825,741)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(114,059,440)
Total Change in Unrealized Net Appreciation/Depreciation	(114,059,440)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(111,832,225)

(1) Includes realized foreign capital gains tax on investments of $(23,692). (2) Includes change in unrealized appreciation/depreciation of $102,824 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$3,052,956	$5,633,092
Net realized gain/(loss) on investments	(825,741)	9,704,979
Change in unrealized net appreciation/depreciation	(114,059,440)	40,809,988
Net Increase/(Decrease) in Net Assets Resulting from Operations	(111,832,225)	56,148,059
Dividends and Distributions to Shareholders
Class A Shares	(484,215)	(313,895)
Class C Shares	(254,666)	(295,732)
Class D Shares	(1,785,550)	(1,915,463)
Class I Shares	(8,822,368)	(8,630,279)
Class N Shares	(2,539,463)	(1,983,840)
Class S Shares	(207,654)	(134,757)
Class T Shares	(3,157,119)	(2,606,038)
Net Decrease from Dividends and Distributions to Shareholders	(17,251,035)	(15,880,004)
Capital Share Transactions:
Class A Shares	2,040,935	2,429,163
Class C Shares	616,847	219,790
Class D Shares	6,171,111	5,070,181
Class I Shares	118,456,736	40,950,121
Class N Shares	21,089,569	32,357,114
Class S Shares	1,831,335	2,258,138
Class T Shares	30,204,814	30,581,827
Net Increase/(Decrease) from Capital Share Transactions	180,411,347	113,866,334
Net Increase/(Decrease) in Net Assets	51,328,087	154,134,389
Net Assets:
Beginning of period	432,645,292	278,510,903
End of period	$483,973,379	$432,645,292

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.00	$11.68	$11.28	$10.88	$10.45	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.18	0.18	0.19	0.20	0.19
Net realized and unrealized gain/(loss)	(2.27)	1.72	0.68	0.65	0.95	(0.31)
Total from Investment Operations	(2.21)	1.90	0.86	0.84	1.15	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.36)	(0.46)	(0.33)	(0.34)	(0.22)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.43)	(0.58)	(0.46)	(0.44)	(0.72)	(0.39)
Net Asset Value, End of Period	$10.36	$13.00	$11.68	$11.28	$10.88	$10.45
Total Return*	(17.66)%	17.12%	7.76%	8.16%	11.55%	(1.27)%
Net Assets, End of Period (in thousands)	$8,236	$9,167	$5,828	$4,675	$12,752	$27,980
Average Net Assets for the Period (in thousands)	$13,902	$7,245	$5,093	$7,879	$19,176	$25,808
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.36%	1.26%	1.15%	1.26%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.35%	1.26%	1.15%	1.26%	1.27%
Ratio of Net Investment Income/(Loss)	0.86%	1.46%	1.60%	1.77%	1.91%	1.66%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.81	$11.53	$11.14	$10.77	$10.36	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.09	0.10	0.11	0.12	0.09
Net realized and unrealized gain/(loss)	(2.24)	1.69	0.67	0.64	0.94	(0.30)
Total from Investment Operations	(2.23)	1.78	0.77	0.75	1.06	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.28)	(0.38)	(0.27)	(0.27)	(0.14)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.39)	(0.50)	(0.38)	(0.38)	(0.65)	(0.31)
Net Asset Value, End of Period	$10.19	$12.81	$11.53	$11.14	$10.77	$10.36
Total Return*	(17.99)%	16.19%	7.01%	7.34%	10.69%	(2.03)%
Net Assets, End of Period (in thousands)	$6,810	$8,020	$6,970	$6,432	$7,299	$8,393
Average Net Assets for the Period (in thousands)	$8,359	$7,211	$6,717	$6,520	$8,033	$9,177
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.09%	2.00%	1.88%	1.99%	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	2.09%	2.00%	1.88%	1.99%	2.02%
Ratio of Net Investment Income/(Loss)	0.15%	0.73%	0.84%	1.01%	1.15%	0.83%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.09	$11.76	$11.35	$10.97	$10.53	$11.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.20	0.20	0.20	0.22	0.19
Net realized and unrealized gain/(loss)	(2.29)	1.73	0.69	0.66	0.96	(0.30)
Total from Investment Operations	(2.22)	1.93	0.89	0.86	1.18	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.38)	(0.48)	(0.37)	(0.36)	(0.23)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.44)	(0.60)	(0.48)	(0.48)	(0.74)	(0.40)
Net Asset Value, End of Period	$10.43	$13.09	$11.76	$11.35	$10.97	$10.53
Total Return*	(17.59)%	17.31%	7.98%	8.26%	11.78%	(1.17)%
Net Assets, End of Period (in thousands)	$40,569	$46,239	$36,579	$35,330	$39,123	$39,506
Average Net Assets for the Period (in thousands)	$52,455	$39,590	$35,963	$36,226	$38,712	$45,814
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.16%	1.08%	0.98%	1.08%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.16%	1.08%	0.98%	1.08%	1.13%
Ratio of Net Investment Income/(Loss)	1.07%	1.65%	1.75%	1.87%	2.07%	1.68%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.08	$11.75	$11.33	$10.95	$10.52	$11.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.20	0.22	0.22	0.23	0.21
Net realized and unrealized gain/(loss)	(2.30)	1.74	0.69	0.65	0.95	(0.31)
Total from Investment Operations	(2.22)	1.94	0.91	0.87	1.18	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.39)	(0.49)	(0.38)	(0.37)	(0.24)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.44)	(0.61)	(0.49)	(0.49)	(0.75)	(0.41)
Net Asset Value, End of Period	$10.42	$13.08	$11.75	$11.33	$10.95	$10.52
Total Return*	(17.57)%	17.41%	8.21%	8.39%	11.83%	(1.06)%
Net Assets, End of Period (in thousands)	$262,291	$211,998	$147,863	$114,658	$118,357	$108,004
Average Net Assets for the Period (in thousands)	$263,414	$186,262	$120,270	$110,825	$110,544	$124,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.09%	0.96%	0.87%	0.98%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.09%	0.96%	0.87%	0.98%	1.02%
Ratio of Net Investment Income/(Loss)	1.27%	1.68%	1.91%	2.00%	2.16%	1.87%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$13.07	$11.75	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.27	0.17
Net realized and unrealized gain/(loss)	(2.28)	1.67	(0.10)
Total from Investment Operations	(2.20)	1.94	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.40)	(0.13)
Distributions (from capital gains)	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.45)	(0.62)	(0.13)
Net Asset Value, End of Period	$10.42	$13.07	$11.75
Total Return*	(17.47)%	17.43%	0.59%
Net Assets, End of Period (in thousands)	$73,836	$71,472	$35,316
Average Net Assets for the Period (in thousands)	$77,536	$34,671	$28,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.99%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.99%	0.93%
Ratio of Net Investment Income/(Loss)	1.29%	2.28%	2.14%
Portfolio Turnover Rate	44%	61%	78%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.97	$11.66	$11.26	$10.88	$10.46	$10.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.15	0.16	0.17	0.19	0.16
Net realized and unrealized gain/(loss)	(2.26)	1.72	0.67	0.65	0.94	(0.30)
Total from Investment Operations	(2.21)	1.87	0.83	0.82	1.13	(0.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.34)	(0.43)	(0.33)	(0.33)	(0.20)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.42)	(0.56)	(0.43)	(0.44)	(0.71)	(0.37)
Net Asset Value, End of Period	$10.34	$12.97	$11.66	$11.26	$10.88	$10.46
Total Return*	(17.68)%	16.86%	7.56%	7.95%	11.35%	(1.42)%
Net Assets, End of Period (in thousands)	$5,496	$5,177	$2,464	$2,662	$3,395	$2,953
Average Net Assets for the Period (in thousands)	$6,299	$3,433	$2,615	$2,928	$3,273	$2,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.57%	1.45%	1.30%	1.39%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.53%	1.45%	1.30%	1.39%	1.44%
Ratio of Net Investment Income/(Loss)	0.77%	1.28%	1.35%	1.56%	1.81%	1.45%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.08	$11.75	$11.34	$10.95	$10.52	$11.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.19	0.19	0.20	0.21	0.20
Net realized and unrealized gain/(loss)	(2.30)	1.74	0.69	0.66	0.96	(0.31)
Total from Investment Operations	(2.23)	1.93	0.88	0.86	1.17	(0.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.38)	(0.47)	(0.36)	(0.36)	(0.23)
Distributions (from capital gains)	(0.14)	(0.22)	—	(0.11)	(0.38)	(0.17)
Total Dividends and Distributions	(0.43)	(0.60)	(0.47)	(0.47)	(0.74)	(0.40)
Net Asset Value, End of Period	$10.42	$13.08	$11.75	$11.34	$10.95	$10.52
Total Return*	(17.64)%	17.27%	7.90%	8.29%	11.64%	(1.18)%
Net Assets, End of Period (in thousands)	$86,736	$80,573	$43,490	$53,339	$67,589	$79,815
Average Net Assets for the Period (in thousands)	$97,547	$54,353	$51,128	$55,685	$75,722	$68,630
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.23%	1.14%	1.04%	1.14%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.23%	1.14%	1.04%	1.14%	1.17%
Ratio of Net Investment Income/(Loss)	1.05%	1.59%	1.64%	1.84%	2.00%	1.79%
Portfolio Turnover Rate	44%	61%	78%	72%	18%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

22	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

Janus Investment Fund	23

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment

24	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting

Janus Investment Fund	25

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

26	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA Nareit Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.83%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

28	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $6751.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $613.

Janus Investment Fund	29

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 552,401,614	$ 9,778,717	$(76,373,544)	$ (66,594,827)

30	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	608,832	$ 8,136,534	376,456	$ 4,446,274
Reinvested dividends and distributions	34,265	440,904	22,859	257,191
Shares repurchased	(553,461)	(6,536,503)	(193,100)	(2,274,302)
Net Increase/(Decrease)	89,636	$ 2,040,935	206,215	$ 2,429,163
Class C Shares:
Shares sold	99,044	$ 1,287,835	196,208	$ 2,348,290
Reinvested dividends and distributions	18,397	233,826	25,423	275,380
Shares repurchased	(75,123)	(904,814)	(200,301)	(2,403,880)
Net Increase/(Decrease)	42,318	$ 616,847	21,330	$ 219,790
Class D Shares:
Shares sold	1,133,356	$ 14,998,439	664,773	$ 8,086,108
Reinvested dividends and distributions	136,168	1,755,718	168,053	1,891,810
Shares repurchased	(912,920)	(10,583,046)	(411,361)	(4,907,737)
Net Increase/(Decrease)	356,604	$ 6,171,111	421,465	$ 5,070,181
Class I Shares:
Shares sold	14,107,484	$176,291,801	10,278,729	$124,441,817
Reinvested dividends and distributions	610,417	7,829,745	585,565	6,642,249
Shares repurchased	(5,754,989)	(65,664,810)	(7,239,430)	(90,133,945)
Net Increase/(Decrease)	8,962,912	$118,456,736	3,624,864	$ 40,950,121
Class N Shares:
Shares sold	2,103,696	$ 27,125,688	4,192,276	$ 53,952,140
Reinvested dividends and distributions	99,136	1,267,262	134,743	1,516,904
Shares repurchased	(580,903)	(7,303,381)	(1,867,283)	(23,111,930)
Net Increase/(Decrease)	1,621,929	$ 21,089,569	2,459,736	$ 32,357,114
Class S Shares:
Shares sold	260,219	$ 3,377,746	282,353	$ 3,388,772
Reinvested dividends and distributions	16,142	207,371	11,916	134,757
Shares repurchased	(143,587)	(1,753,782)	(106,594)	(1,265,391)
Net Increase/(Decrease)	132,774	$ 1,831,335	187,675	$ 2,258,138
Class T Shares:
Shares sold	4,195,838	$ 54,771,969	3,857,699	$ 47,244,558
Reinvested dividends and distributions	243,092	3,128,935	228,716	2,587,789
Shares repurchased	(2,276,844)	(27,696,090)	(1,626,610)	(19,250,520)
Net Increase/(Decrease)	2,162,086	$ 30,204,814	2,459,805	$ 30,581,827

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$385,966,708	$ 222,121,435	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

Janus Investment Fund	31

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	MARCH 31, 2020

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	35

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93044 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson Global Research Fund’s Class I Shares returned -13.12% for the six-month period ended March 31, 2020. The Fund’s primary benchmark, the MSCI World IndexSM, returned -14.30% and its secondary benchmark, the MSCI All Country World IndexSM, returned -14.33% during the period.

MARKET ENVIRONMENT

Global equities generated strong gains in late 2019. A partial trade agreement between the U.S. and China, better-than-expected corporate earnings, approval of UK Prime Minister Boris Johnson’s Brexit bill and continued accommodative monetary policy by global central banks contributed to investor optimism. However, the markets fell precipitously in 2020. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. In the U.S., central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved over $2 trillion in crisis support to consumers and small and large businesses.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. Many of the top contributors to performance during the period demonstrate those characteristics we generally look for in companies.

Top relative contributors included online streaming content provider Netflix, which benefited from widespread stay-at-home orders implemented to curb the spread of COVID-19 and a subsequent increase in demand for its services. We believe a number of trends bode well for Netflix, including a continual shift among traditional and satellite TV viewers toward streaming TV. We also believe the company will leverage its content across its platform better than competitors.

Software maker Adobe also contributed solidly to performance. In this uncertain environment, Adobe is expected to hold up better than the overall economy due to the importance of its services to enterprises and the economic value it can create for customers. The company’s outlook for its digital media segment is particularly upbeat.

The strong performance of e-commerce company Alibaba Group Holding also lifted the Fund’s relative results. A partial resolution of U.S.-China trade issues and the company’s immensely successful secondary stock offering in Hong Kong contributed to share strength during the period. Solid growth in Alibaba’s core e-commerce business and market share gains in its cloud computing and payment businesses also supported stock gains.

While pleased with the results of many companies in the Fund, we also held stocks that detracted from performance. Top relative detractors included companies that experienced the greatest disruption to their businesses as a result of the pandemic. For example, air travel declined sharply, resulting in weakness in Safran. Our exposure to Safran, which manufactures jet engines for Airbus and Boeing, consequently detracted from relative returns. As major airlines grounded planes, investors became concerned that Safran’s aftermarket revenues (engine service and spare parts) would decrease. We believe company fundamentals remain

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strong and that aerospace will be one of the first industries to recover from the downturn.

Norwegian Cruise Line also suffered from virus-related travel disruptions. The leisure cruise line saw a significant increase in cancellations and decrease in new bookings. Given the severity of the stock’s decline and uncertainty about when the virus will be contained, we sold our position.

An underweight position in Microsoft also weighed on the portfolio’s relative performance, as the stock outperformed the market. A surge in demand for data and connectivity during quarantines benefited Microsoft’s cloud services segment. We believe companies are still in the early stages of a shift to the cloud and that Microsoft is in a position to benefit from this secular trend.

OUTLOOK

The recent market pullback has been unusual not just for its severity and speed but also its source: In just a matter of months, the coronavirus has triggered a global pandemic and deep economic contraction, with little certainty as to when it will all end. In our view, near-term data will be dismal. Already, consumer discretionary spending has dropped to zero globally, raising the risk of corporate bankruptcies. Estimates for earnings and revenue growth are being slashed, and unemployment figures are skyrocketing.

But while the primary solution to COVID-19, social distancing, has been deleterious for the economy, it is starting to prove its worth: The number of new cases in China, where the outbreak originated, has dropped precipitously, and some virus “hotspots,” most notably Italy, are seeing infection rates slow. In our view, as more regions start to turn the corner, markets could respond positively – even if the global economy has yet to regain its footing. (Developed market governments have introduced record amounts of stimulus – equal to about 5% of global gross domestic product – but it can take as long as a year for the benefits to flow through the economy.)

With that backdrop in mind, we are actively working to quantify risks and opportunities: stress testing corporate balance sheets, reassessing business models, conducting 20 to 30 company calls a day and working with our fixed income colleagues to understand individual debt levels and loan requirements, which can determine the speed of a company’s recovery (or bankruptcy risk).

Some areas of the market have proven resilient. China, for example, is past the worst of its COVID-19 crisis and, as a result, has outperformed other geographies since mid-February. Select consumer staples companies have benefited from a spike in demand for things like cleaning products. As such, we are trimming some of these positions and working to bolster our defenses elsewhere, including adding to less-cyclical (i.e., less economically sensitive) industrial and financial firms.

At the same time, we are seeking long-term growth opportunities. That includes adding to high-quality health care and technology companies now trading at attractive valuations, in our view. We are also taking advantage of the market pullback to build positions in companies exposed to long-term secular growth trends, such as alternative energy. Many of these firms look like bargains now but, in our opinion, have significant growth potential.

The COVID-19 crisis will eventually end. We hope our investors and their families remain healthy throughout this unnerving period. We also want to assure you: As active managers, we are sticking with our investment discipline, looking through the short-term uncertainty and staying focused on the long term.

2	MARCH 31, 2020

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Netflix Inc	1.24%	0.41%	Safran SA	1.62%	-0.51%
Adobe Inc	1.78%	0.38%	Norwegian Cruise Line Holdings Ltd	0.61%	-0.42%
Nexi SpA	0.88%	0.30%	Microsoft Corp	1.26%	-0.38%
Alibaba Group Holding Ltd (ADR)	1.08%	0.28%	Marathon Petroleum Corp	0.75%	-0.36%
ASML Holding NV	1.68%	0.28%	Suncor Energy Inc	1.00%	-0.35%

	3 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	2.50%	20.98%	20.80%
	Communications	1.44%	10.08%	10.00%
	Consumer	0.05%	16.75%	16.84%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	-1.18%	7.85%	8.13%
	Industrials	-0.59%	16.70%	16.82%
	Technology	-0.54%	14.21%	14.25%
	Healthcare	-0.41%	13.01%	13.15%
	Other**	-0.03%	0.42%	0.01%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Amazon.com Inc
Internet & Direct Marketing Retail	3.7%
Alphabet Inc - Class C
Interactive Media & Services	2.4%
Adobe Inc
Software	2.2%
Unilever NV
Personal Products	2.2%
British American Tobacco PLC
Tobacco	2.1%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	0.7%
Other	0.4%
100.0%

Emerging markets comprised 5.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-13.27%	-9.76%	2.41%	6.96%	7.28%	1.32%
Class A Shares at MOP	-18.26%	-14.95%	1.21%	6.33%	6.86%
Class C Shares at NAV	-13.56%	-10.35%	1.73%	6.18%	6.48%	1.82%
Class C Shares at CDSC	-14.39%	-11.21%	1.73%	6.18%	6.48%
Class D Shares(1)	-13.15%	-9.49%	2.70%	7.20%	7.44%	0.83%
Class I Shares	-13.12%	-9.42%	2.79%	7.29%	7.51%	0.74%
Class N Shares	-13.10%	-9.37%	2.74%	7.18%	7.43%	0.68%
Class R Shares	-13.44%	-10.09%	2.08%	6.58%	6.90%	1.47%
Class S Shares	-13.31%	-9.81%	2.35%	6.84%	7.10%	1.18%
Class T Shares	-13.19%	-9.57%	2.62%	7.11%	7.38%	0.93%
MSCI World Index	-14.30%	-10.39%	3.25%	6.57%	5.16%
MSCI All Country World Index	-14.33%	-11.26%	2.85%	5.88%	5.04%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	-	325/892	353/732	154/521	30/354

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$867.30	$5.37	$1,000.00	$1,019.25	$5.81	1.15%
Class C Shares	$1,000.00	$864.40	$8.44	$1,000.00	$1,015.95	$9.12	1.81%
Class D Shares	$1,000.00	$868.50	$4.16	$1,000.00	$1,020.55	$4.50	0.89%
Class I Shares	$1,000.00	$868.80	$3.78	$1,000.00	$1,020.95	$4.09	0.81%
Class N Shares	$1,000.00	$869.00	$3.46	$1,000.00	$1,021.30	$3.74	0.74%
Class R Shares	$1,000.00	$865.60	$7.14	$1,000.00	$1,017.35	$7.72	1.53%
Class S Shares	$1,000.00	$866.90	$5.74	$1,000.00	$1,018.85	$6.21	1.23%
Class T Shares	$1,000.00	$868.10	$4.58	$1,000.00	$1,020.10	$4.95	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 3.1%
CAE Inc	1,113,673	$14,080,195
L3Harris Technologies Inc	177,298	31,934,916
Safran SA	311,557	27,377,093
		73,392,204
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	244,765	12,994,574
Auto Components – 0.6%
Aptiv PLC	262,482	12,924,614
Automobiles – 0.3%
Maruti Suzuki India Ltd	112,970	6,331,693
Banks – 3.5%
Bank Rakyat Indonesia Persero Tbk PT	41,329,700	7,604,699
BNP Paribas SA	299,466	9,024,989
China Construction Bank Corp	7,482,000	6,098,575
HDFC Bank Ltd	1,326,613	14,928,027
JPMorgan Chase & Co	489,961	44,111,189
		81,767,479
Beverages – 3.6%
Constellation Brands Inc	323,311	46,349,865
Pernod Ricard SA	272,026	38,682,028
		85,031,893
Biotechnology – 3.4%
AbbVie Inc	319,914	24,374,248
Ascendis Pharma A/S (ADR)*	68,602	7,725,271
Global Blood Therapeutics Inc*	138,163	7,058,748
Mirati Therapeutics Inc*	92,723	7,127,617
Neurocrine Biosciences Inc*	135,000	11,684,250
Sarepta Therapeutics Inc*	73,377	7,177,738
Vertex Pharmaceuticals Inc*	56,503	13,444,889
		78,592,761
Building Products – 1.1%
Daikin Industries Ltd	208,300	25,404,907
Capital Markets – 3.3%
Blackstone Group Inc	484,278	22,068,548
Hong Kong Exchanges & Clearing Ltd	349,500	10,496,252
Intercontinental Exchange Inc	272,737	22,023,513
London Stock Exchange Group PLC	256,424	23,098,711
		77,687,024
Chemicals – 1.0%
Air Products & Chemicals Inc	120,704	24,093,725
Commercial Services & Supplies – 0.7%
Waste Management Inc	182,423	16,885,073
Construction Materials – 0.6%
Vulcan Materials Co	126,252	13,644,054
Consumer Finance – 1.3%
Nexi SpA (144A)*	1,567,768	20,373,420
Synchrony Financial	682,180	10,976,276
		31,349,696
Electronic Equipment, Instruments & Components – 2.4%
Hexagon AB	644,263	27,504,162
Keyence Corp	61,100	19,720,666
Keysight Technologies Inc*	117,632	9,843,446
		57,068,274
Entertainment – 1.5%
Netflix Inc*	94,863	35,621,056
Equity Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp	86,573	18,851,271
Crown Castle International Corp	115,355	16,657,262

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Equinix Inc	25,739	$16,075,807
		51,584,340
Health Care Equipment & Supplies – 2.5%
Abbott Laboratories	364,873	28,792,128
Boston Scientific Corp*	683,876	22,314,874
Dentsply Sirona Inc	214,361	8,323,638
		59,430,640
Health Care Providers & Services – 1.4%
Centene Corp*	257,190	15,279,658
Humana Inc	57,733	18,129,317
		33,408,975
Hotels, Restaurants & Leisure – 2.7%
GVC Holdings PLC	2,698,812	18,729,716
McDonald's Corp	166,109	27,466,123
Sands China Ltd	4,389,200	15,974,416
		62,170,255
Household Durables – 1.1%
Sony Corp	413,700	24,595,084
Independent Power and Renewable Electricity Producers – 2.4%
NRG Energy Inc	1,163,360	31,713,194
Vistra Energy Corp	1,544,689	24,653,236
		56,366,430
Industrial Conglomerates – 1.0%
Honeywell International Inc	180,040	24,087,552
Information Technology Services – 4.6%
Fidelity National Information Services Inc	226,551	27,557,664
Mastercard Inc	159,431	38,512,152
Visa Inc	260,234	41,928,902
		107,998,718
Insurance – 5.0%
AIA Group Ltd	3,777,500	33,984,625
Aon PLC	142,507	23,519,355
Intact Financial Corp	208,204	17,997,195
Progressive Corp	419,678	30,989,024
Prudential PLC	831,546	10,612,182
		117,102,381
Interactive Media & Services – 4.8%
Alphabet Inc - Class C*	48,612	56,526,520
Facebook Inc*	196,432	32,764,858
Tencent Holdings Ltd	464,100	22,630,976
		111,922,354
Internet & Direct Marketing Retail – 4.8%
Alibaba Group Holding Ltd (ADR)*	124,002	24,115,909
Amazon.com Inc*	44,774	87,296,763
		111,412,672
Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific Inc	67,695	19,198,302
Machinery – 0.9%
Parker-Hannifin Corp	161,681	20,974,876
Metals & Mining – 1.3%
Rio Tinto PLC	448,009	20,559,943
Teck Resources Ltd	1,223,958	9,281,239
		29,841,182
Multi-Utilities – 2.1%
National Grid PLC	1,641,997	19,240,431
RWE AG	1,078,378	28,859,062
		48,099,493

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 2.8%
Canadian Natural Resources Ltd	343,759	$4,702,836
Cheniere Energy Inc*	248,918	8,338,753
Enterprise Products Partners LP	521,308	7,454,704
Marathon Petroleum Corp	392,519	9,271,299
Suncor Energy Inc	961,919	15,354,062
TOTAL SA	499,864	19,379,137
		64,500,791
Personal Products – 2.2%
Unilever NV	1,029,743	50,721,486
Pharmaceuticals – 6.5%
AstraZeneca PLC	269,686	24,084,789
Bristol-Myers Squibb Co	325,825	18,161,485
Catalent Inc*	334,962	17,401,276
Elanco Animal Health Inc*	684,808	15,332,851
Merck & Co Inc	469,986	36,160,723
Novartis AG	353,906	29,260,736
Takeda Pharmaceutical Co Ltd	405,544	12,412,429
		152,814,289
Road & Rail – 1.6%
CSX Corp	395,267	22,648,799
Uber Technologies Inc*	544,136	15,192,277
		37,841,076
Semiconductor & Semiconductor Equipment – 5.5%
ASML Holding NV	170,953	45,420,067
Microchip Technology Inc	270,922	18,368,512
Taiwan Semiconductor Manufacturing Co Ltd	3,788,000	33,819,007
Texas Instruments Inc	315,024	31,480,348
		129,087,934
Software – 8.4%
Adobe Inc*	162,759	51,796,424
Autodesk Inc*	125,109	19,529,515
Constellation Software Inc/Canada	20,706	18,821,255
Microsoft Corp	297,744	46,957,206
salesforce.com Inc*	294,850	42,452,503
SS&C Technologies Holdings Inc	392,482	17,198,561
		196,755,464
Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co Ltd	526,190	20,452,427
Textiles, Apparel & Luxury Goods – 2.0%
adidas AG	94,031	21,625,681
NIKE Inc	299,106	24,748,030
		46,373,711
Tobacco – 2.1%
British American Tobacco PLC	1,463,448	49,962,446
Trading Companies & Distributors – 1.3%
Ferguson PLC	487,632	30,484,747
Wireless Telecommunication Services – 1.0%
T-Mobile US Inc*	287,217	24,097,506
Total Common Stocks (cost $2,060,125,197)		2,314,074,158
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $15,537,000)	15,533,893	15,537,000
Total Investments (total cost $2,075,662,197) – 99.6%		2,329,611,158
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		8,977,699
Net Assets – 100%		$2,338,588,857

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,465,568,760	62.9%
United Kingdom	166,288,218	7.1
Netherlands	96,141,553	4.1
France	94,463,247	4.1
Japan	82,133,086	3.5
Canada	80,236,782	3.4
Hong Kong	60,455,293	2.6
China	52,845,460	2.3
Germany	50,484,743	2.2
Taiwan	33,819,007	1.4
Switzerland	29,260,736	1.3
Sweden	27,504,162	1.2
India	21,259,720	0.9
South Korea	20,452,427	0.9
Italy	20,373,420	0.9
Ireland	12,994,574	0.6
Denmark	7,725,271	0.3
Indonesia	7,604,699	0.3

Total	$2,329,611,158	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$77,102	$3,612	$-	$15,537,000
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	389∆	-	-	-
Total Affiliated Investments - 0.7%	$77,491	$3,612	$-	$15,537,000

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	21,909,841	132,518,163	(138,894,616)	15,537,000
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	10,568,940	(10,568,940)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $20,373,420, which represents 0.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$46,015,111	$27,377,093	$-
Automobiles	-	6,331,693	-
Banks	44,111,189	37,656,290	-
Beverages	46,349,865	38,682,028	-
Building Products	-	25,404,907	-
Capital Markets	44,092,061	33,594,963	-
Consumer Finance	10,976,276	20,373,420	-
Electronic Equipment, Instruments & Components	9,843,446	47,224,828	-
Hotels, Restaurants & Leisure	27,466,123	34,704,132	-
Household Durables	-	24,595,084	-
Insurance	72,505,574	44,596,807	-
Interactive Media & Services	89,291,378	22,630,976	-
Metals & Mining	9,281,239	20,559,943	-
Multi-Utilities	-	48,099,493	-
Oil, Gas & Consumable Fuels	45,121,654	19,379,137	-
Personal Products	-	50,721,486	-
Pharmaceuticals	87,056,335	65,757,954	-
Semiconductor & Semiconductor Equipment	49,848,860	79,239,074	-
Technology Hardware, Storage & Peripherals	-	20,452,427	-
Textiles, Apparel & Luxury Goods	24,748,030	21,625,681	-
Tobacco	-	49,962,446	-
Trading Companies & Distributors	-	30,484,747	-
All Other	937,912,408	-	-
Investment Companies	-	15,537,000	-
Total Assets	$1,544,619,549	$784,991,609	$-

14	MARCH 31, 2020

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,314,074,158
Affiliated investments, at value(2)	15,537,000
Cash	548,768
Non-interested Trustees' deferred compensation	46,120
Receivables:
Investments sold	16,933,227
Dividends	5,141,436
Fund shares sold	3,395,340
Foreign tax reclaims	761,735
Dividends from affiliates	165
Other assets	32,846
Total Assets	2,356,470,795
Liabilities:
Foreign cash due to custodian	1,527,764
Payables:	—
Investments purchased	10,492,980
Fund shares repurchased	3,461,259
Advisory fees	1,581,478
Transfer agent fees and expenses	415,481
Non-interested Trustees' deferred compensation fees	46,120
Professional fees	37,311
12b-1 Distribution and shareholder servicing fees	31,944
Non-interested Trustees' fees and expenses	17,352
Custodian fees	15,458
Affiliated fund administration fees payable	5,139
Accrued expenses and other payables	249,652
Total Liabilities	17,881,938
Net Assets	$2,338,588,857

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,082,461,879
Total distributable earnings (loss)	256,126,978
Total Net Assets	$2,338,588,857
Net Assets - Class A Shares	$16,250,130
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	239,881
Net Asset Value Per Share(3)	$67.74
Maximum Offering Price Per Share(4)	$71.87
Net Assets - Class C Shares	$4,305,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,116
Net Asset Value Per Share(3)	$66.12
Net Assets - Class D Shares	$1,247,597,041
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,638,143
Net Asset Value Per Share	$66.94
Net Assets - Class I Shares	$106,254,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,562,603
Net Asset Value Per Share	$68.00
Net Assets - Class N Shares	$24,042,372
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359,805
Net Asset Value Per Share	$66.82
Net Assets - Class R Shares	$4,956,461
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,911
Net Asset Value Per Share	$67.06
Net Assets - Class S Shares	$102,850,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,517,870
Net Asset Value Per Share	$67.76
Net Assets - Class T Shares	$832,332,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,449,659
Net Asset Value Per Share	$66.86

(1) Includes cost of $2,060,125,197.

(2) Includes cost of $15,537,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

See footnotes at the end of the Statement.

Investment Income:
Dividends	$26,234,879
Dividends from affiliates	77,102
Affiliated securities lending income, net	389
Unaffiliated securities lending income, net	216
Other income	51
Foreign tax withheld	(1,182,817)
Total Investment Income	25,129,820
Expenses:
Advisory fees	10,177,844
12b-1 Distribution and shareholder servicing fees:
Class A Shares	24,221
Class C Shares	26,300
Class R Shares	15,969
Class S Shares	148,519
Transfer agent administrative fees and expenses:
Class D Shares	903,298
Class R Shares	7,985
Class S Shares	151,235
Class T Shares	1,287,311
Transfer agent networking and omnibus fees:
Class A Shares	16,425
Class C Shares	2,403
Class I Shares	46,352
Other transfer agent fees and expenses:
Class A Shares	826
Class C Shares	233
Class D Shares	144,765
Class I Shares	3,300
Class N Shares	474
Class R Shares	67
Class S Shares	994
Class T Shares	6,820
Shareholder reports expense	164,065
Custodian fees	66,170
Registration fees	51,448
Affiliated fund administration fees	35,952
Professional fees	34,942
Non-interested Trustees’ fees and expenses	33,136
Other expenses	112,350
Total Expenses	13,463,404
Less: Excess Expense Reimbursement and Waivers	(38,950)
Net Expenses	13,424,454
Net Investment Income/(Loss)	11,705,366

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(3,815,700)
Investments in affiliates	3,612
Total Net Realized Gain/(Loss) on Investments	(3,812,088)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(362,411,598)
Total Change in Unrealized Net Appreciation/Depreciation	(362,411,598)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(354,518,320)

(1) Includes change in unrealized appreciation/depreciation of $89,948 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$11,705,366	$29,954,473
Net realized gain/(loss) on investments	(3,812,088)	93,397,880
Change in unrealized net appreciation/depreciation	(362,411,598)	(85,785,700)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(354,518,320)	37,566,653
Dividends and Distributions to Shareholders
Class A Shares	(889,197)	(924,864)
Class C Shares	(223,733)	(334,075)
Class D Shares	(74,362,419)	(86,600,742)
Class I Shares	(6,746,253)	(9,281,388)
Class N Shares	(1,725,480)	(2,436,150)
Class R Shares	(282,408)	(327,010)
Class S Shares	(5,760,123)	(3,552,154)
Class T Shares	(49,566,236)	(57,760,186)
Net Decrease from Dividends and Distributions to Shareholders	(139,555,849)	(161,216,569)
Capital Share Transactions:
Class A Shares	1,488,428	2,313,439
Class C Shares	(302,936)	(1,875,938)
Class D Shares	15,783,752	(5,599,455)
Class I Shares	(10,395,809)	(30,226,454)
Class N Shares	(2,322,226)	(5,604,784)
Class R Shares	(606,485)	419,093
Class S Shares	14,600,611	50,736,119
Class T Shares	(5,304,256)	4,226,481
Net Increase/(Decrease) from Capital Share Transactions	12,941,079	14,388,501
Net Increase/(Decrease) in Net Assets	(481,133,090)	(109,261,415)
Net Assets:
Beginning of period	2,819,721,947	2,928,983,362
End of period	$2,338,588,857	$2,819,721,947

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$81.67	$85.80	$76.26	$64.32	$60.53	$63.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.65	0.57	0.44	0.49	0.45
Net realized and unrealized gain/(loss)	(10.33)	(0.20)(2)	9.25	11.82	3.75	(2.62)
Total from Investment Operations	(10.08)	0.45	9.82	12.26	4.24	(2.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.46)	(0.28)	(0.32)	(0.45)	(0.54)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(3.85)	(4.58)	(0.28)	(0.32)	(0.45)	(0.54)
Net Asset Value, End of Period	$67.74	$81.67	$85.80	$76.26	$64.32	$60.53
Total Return*	(13.27)%	1.43%	12.90%	19.16%	7.03%	(3.47)%
Net Assets, End of Period (in thousands)	$16,250	$18,247	$16,478	$15,642	$20,371	$19,370
Average Net Assets for the Period (in thousands)	$19,377	$17,274	$15,685	$16,679	$20,804	$15,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.32%	1.14%	1.14%	1.02%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.16%	1.00%	1.04%	1.02%	0.98%
Ratio of Net Investment Income/(Loss)	0.61%	0.83%	0.70%	0.64%	0.80%	0.67%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.50	$83.65	$74.57	$62.97	$59.41	$62.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.13	0.04	0.04	0.04	(0.07)
Net realized and unrealized gain/(loss)	(10.11)	(0.16)(2)	9.04	11.56	3.68	(2.55)
Total from Investment Operations	(10.14)	(0.03)	9.08	11.60	3.72	(2.62)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.16)	(0.13)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(3.24)	(4.12)	—	—	(0.16)	(0.13)
Net Asset Value, End of Period	$66.12	$79.50	$83.65	$74.57	$62.97	$59.41
Total Return*	(13.56)%	0.78%	12.18%	18.42%	6.27%	(4.23)%
Net Assets, End of Period (in thousands)	$4,306	$5,564	$7,746	$8,954	$10,101	$10,020
Average Net Assets for the Period (in thousands)	$5,645	$6,303	$8,343	$9,330	$10,803	$8,388
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.80%	1.64%	1.67%	1.74%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.80%	1.64%	1.67%	1.74%	1.74%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.17%	0.05%	0.06%	0.07%	(0.11)%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$80.85	$84.93	$75.50	$63.68	$59.84	$62.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.88	0.82	0.69	0.63	0.52
Net realized and unrealized gain/(loss)	(10.19)	(0.21)(2)	9.14	11.65	3.71	(2.57)
Total from Investment Operations	(9.84)	0.67	9.96	12.34	4.34	(2.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.83)	(0.63)	(0.53)	(0.52)	(0.50)	(0.65)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.07)	(4.75)	(0.53)	(0.52)	(0.50)	(0.65)
Net Asset Value, End of Period	$66.94	$80.85	$84.93	$75.50	$63.68	$59.84
Total Return*	(13.15)%	1.76%	13.25%	19.54%	7.28%	(3.32)%
Net Assets, End of Period (in thousands)	$1,247,597	$1,493,928	$1,564,083	$1,461,778	$1,321,668	$1,326,990
Average Net Assets for the Period (in thousands)	$1,524,765	$1,463,525	$1,527,522	$1,362,959	$1,315,214	$1,485,766
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.83%	0.69%	0.74%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.83%	0.69%	0.74%	0.78%	0.81%
Ratio of Net Investment Income/(Loss)	0.86%	1.13%	1.02%	1.01%	1.04%	0.79%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$82.10	$86.16	$76.57	$64.58	$60.68	$63.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.95	0.91	0.78	0.70	0.61
Net realized and unrealized gain/(loss)	(10.35)	(0.20)(2)	9.27	11.79	3.77	(2.63)
Total from Investment Operations	(9.96)	0.75	10.18	12.57	4.47	(2.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.90)	(0.69)	(0.59)	(0.58)	(0.57)	(0.71)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.14)	(4.81)	(0.59)	(0.58)	(0.57)	(0.71)
Net Asset Value, End of Period	$68.00	$82.10	$86.16	$76.57	$64.58	$60.68
Total Return*	(13.12)%	1.85%	13.36%	19.64%	7.40%	(3.22)%
Net Assets, End of Period (in thousands)	$106,255	$139,584	$179,093	$162,788	$145,787	$143,285
Average Net Assets for the Period (in thousands)	$137,176	$146,672	$167,007	$157,847	$141,793	$157,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.74%	0.60%	0.65%	0.69%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.74%	0.60%	0.65%	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	0.93%	1.21%	1.11%	1.13%	1.13%	0.92%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$80.77	$84.85	$75.44	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	1.02	0.96	0.11
Net realized and unrealized gain/(loss)	(10.17)	(0.25)(3)	9.11	1.46
Total from Investment Operations	(9.76)	0.77	10.07	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.95)	(0.73)	(0.66)	—
Distributions (from capital gains)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(4.19)	(4.85)	(0.66)	—
Net Asset Value, End of Period	$66.82	$80.77	$84.85	$75.44
Total Return*	(13.10)%	1.91%	13.42%	2.13%
Net Assets, End of Period (in thousands)	$24,042	$31,393	$38,195	$28,326
Average Net Assets for the Period (in thousands)	$31,808	$37,778	$36,802	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.68%	0.54%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.68%	0.54%	0.63%
Ratio of Net Investment Income/(Loss)	1.00%	1.32%	1.19%	1.01%
Portfolio Turnover Rate	23%	35%	32%	48%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$80.78	$84.95	$75.55	$63.73	$59.97	$62.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.39	0.32	0.30	0.28	0.17
Net realized and unrealized gain/(loss)	(10.23)	(0.18)(3)	9.15	11.67	3.72	(2.59)
Total from Investment Operations	(10.15)	0.21	9.47	11.97	4.00	(2.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.26)	(0.07)	(0.15)	(0.24)	(0.36)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(3.57)	(4.38)	(0.07)	(0.15)	(0.24)	(0.36)
Net Asset Value, End of Period	$67.06	$80.78	$84.95	$75.55	$63.73	$59.97
Total Return*	(13.44)%	1.11%	12.55%	18.84%	6.68%	(3.88)%
Net Assets, End of Period (in thousands)	$4,956	$6,574	$6,417	$6,196	$5,168	$5,025
Average Net Assets for the Period (in thousands)	$6,388	$6,232	$6,245	$5,724	$5,234	$3,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.47%	1.31%	1.32%	1.37%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.47%	1.31%	1.32%	1.37%	1.39%
Ratio of Net Investment Income/(Loss)	0.20%	0.50%	0.40%	0.44%	0.46%	0.26%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$81.85	$85.96	$76.40	$64.41	$60.62	$63.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.61	0.51	0.45	0.47	0.31
Net realized and unrealized gain/(loss)	(10.33)	(0.18)(2)	9.30	11.82	3.72	(2.60)
Total from Investment Operations	(10.11)	0.43	9.81	12.27	4.19	(2.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.74)	(0.42)	(0.25)	(0.28)	(0.40)	(0.42)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(3.98)	(4.54)	(0.25)	(0.28)	(0.40)	(0.42)
Net Asset Value, End of Period	$67.76	$81.85	$85.96	$76.40	$64.41	$60.62
Total Return*	(13.31)%	1.40%	12.86%	19.14%	6.94%	(3.64)%
Net Assets, End of Period (in thousands)	$102,850	$109,878	$62,331	$81,729	$72,931	$39,206
Average Net Assets for the Period (in thousands)	$120,988	$64,355	$67,144	$68,266	$68,472	$44,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.18%	1.04%	1.07%	1.11%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.18%	1.04%	1.07%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	0.52%	0.77%	0.63%	0.66%	0.76%	0.47%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$80.73	$84.82	$75.41	$63.61	$59.77	$62.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.82	0.75	0.64	0.59	0.48
Net realized and unrealized gain/(loss)	(10.17)	(0.21)(2)	9.13	11.63	3.71	(2.57)
Total from Investment Operations	(9.86)	0.61	9.88	12.27	4.30	(2.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.77)	(0.58)	(0.47)	(0.47)	(0.46)	(0.60)
Distributions (from capital gains)	(3.24)	(4.12)	—	—	—	—
Total Dividends and Distributions	(4.01)	(4.70)	(0.47)	(0.47)	(0.46)	(0.60)
Net Asset Value, End of Period	$66.86	$80.73	$84.82	$75.41	$63.61	$59.77
Total Return*	(13.19)%	1.67%	13.16%	19.44%	7.22%	(3.39)%
Net Assets, End of Period (in thousands)	$832,332	$1,014,552	$1,054,640	$997,013	$908,782	$931,954
Average Net Assets for the Period (in thousands)	$1,029,849	$988,429	$1,033,780	$932,646	$917,744	$1,026,731
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.93%	0.79%	0.82%	0.86%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.92%	0.78%	0.81%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	0.77%	1.05%	0.93%	0.93%	0.96%	0.74%
Portfolio Turnover Rate	23%	35%	32%	48%	45%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

24	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	25

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

26	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such

Janus Investment Fund	27

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in

28	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.71%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

30	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $518.

32	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	26	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $32,363,119 in purchases and $7,785,867 in sales, resulting in a net realized gain of $3,989,745. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	33

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,067,192,072	$520,090,330	$(257,671,244)	$ 262,419,086

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	81,473	$ 6,660,589	83,536	$ 6,576,976
Reinvested dividends and distributions	7,114	600,882	8,702	607,048
Shares repurchased	(72,132)	(5,773,043)	(60,860)	(4,870,585)
Net Increase/(Decrease)	16,455	$ 1,488,428	31,378	$ 2,313,439
Class C Shares:
Shares sold	6,342	$ 509,761	18,613	$ 1,330,070
Reinvested dividends and distributions	2,423	200,129	4,452	303,820
Shares repurchased	(13,640)	(1,012,826)	(45,666)	(3,509,828)
Net Increase/(Decrease)	(4,875)	$ (302,936)	(22,601)	$ (1,875,938)
Class D Shares:
Shares sold	209,396	$ 16,594,738	284,222	$ 21,955,923
Reinvested dividends and distributions	851,335	70,984,342	1,204,442	82,961,971
Shares repurchased	(900,314)	(71,795,328)	(1,426,019)	(110,517,349)
Net Increase/(Decrease)	160,417	$ 15,783,752	62,645	$ (5,599,455)
Class I Shares:
Shares sold	139,712	$ 11,355,116	277,666	$ 21,770,841
Reinvested dividends and distributions	63,891	5,410,890	107,396	7,506,949
Shares repurchased	(341,198)	(27,161,815)	(763,540)	(59,504,244)
Net Increase/(Decrease)	(137,595)	$(10,395,809)	(378,478)	$(30,226,454)
Class N Shares:
Shares sold	53,753	$ 4,437,729	140,334	$ 10,969,519
Reinvested dividends and distributions	20,666	1,719,602	35,413	2,434,307
Shares repurchased	(103,290)	(8,479,557)	(237,222)	(19,008,610)
Net Increase/(Decrease)	(28,871)	$ (2,322,226)	(61,475)	$ (5,604,784)
Class R Shares:
Shares sold	7,221	$ 581,378	20,242	$ 1,586,358
Reinvested dividends and distributions	3,231	270,398	4,471	309,290
Shares repurchased	(17,926)	(1,458,261)	(18,868)	(1,476,555)
Net Increase/(Decrease)	(7,474)	$ (606,485)	5,845	$ 419,093
Class S Shares:
Shares sold	315,668	$ 25,919,035	953,632	$ 77,191,233
Reinvested dividends and distributions	68,169	5,759,611	50,728	3,546,919
Shares repurchased	(208,396)	(17,078,035)	(387,073)	(30,002,033)
Net Increase/(Decrease)	175,441	$ 14,600,611	617,287	$ 50,736,119
Class T Shares:
Shares sold	375,700	$ 30,290,139	756,655	$ 58,907,843
Reinvested dividends and distributions	580,992	48,396,660	821,024	56,511,088
Shares repurchased	(1,074,004)	(83,991,055)	(1,444,235)	(111,192,450)
Net Increase/(Decrease)	(117,312)	$ (5,304,256)	133,444	$ 4,226,481

34	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$638,081,318	$ 754,436,753	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	MARCH 31, 2020

Janus Henderson Global Research Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

48	MARCH 31, 2020

Janus Henderson Global Research Fund

Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	49

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2020

Janus Henderson Global Research Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93045 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Select Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drive excess returns.	Garth Yettick co-portfolio manager	Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2020, Janus Henderson Global Select Fund’s Class I Shares returned -18.45% versus a return of -14.33% for the Fund’s benchmark, the MSCI All Country World IndexSM.

MARKET ENVIRONMENT

Global equities generated strong gains in late 2019. A partial trade agreement between the U.S. and China, better-than-expected corporate earnings, approval of UK Prime Minister Boris Johnson’s Brexit bill and continued accommodative monetary policy by global central banks contributed to investor optimism. However, the markets fell precipitously in early 2020. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after the Organization of the Petroleum Exporting Countries and Russia failed to agree on production cutbacks. As financial conditions worsened, central banks around the world took swift policy action. Notably, the Federal Reserve aggressively cut the federal funds rate to a range of 0.0% – 0.25%, committed to open-ended quantitative easing and introduced programs to support bond market liquidity. Similarly, Congress approved over $2 trillion in crisis support to consumers and small and large businesses.

PERFORMANCE DISCUSSION

The uncertainty and potential severity of COVID-19’s impact on the economy led to extreme and unprecedented market dislocations. Notably, the Cboe Volatility Index (VIX), a key measure of market volatility, exceeded 85% and surpassed all-time highs, including those set during the 2007-08 Global Financial Crisis (GFC). We think volatility was exacerbated by the prevalence of changes to market structures, including a greater utilization of algorithmic trading and leverage. These systematic participants, which include risk-parity strategies, automatically buy or sell based on factors such as momentum, market liquidity and volatility, and generally not on fundamentals. In addition, many of the investment strategies currently in use employ substantial degrees of leverage to amplify returns. Our trading division estimates systematically oriented market participants account for approximately 60% of all equity trading activity, an estimate confirmed by our conversations with external market participants.

As is easily inferred, these strategies are pro-momentum: buying as stocks rise, selling as they decline. It is not hard to understand how, in a period of excessive volatility, a dynamic where selling begets more selling begets more selling arises. When heightened risk controls are then incorporated, which results in pulling leverage – either due to internal risk controls or external margin calls – further forced selling may occur, exacerbating the pro-momentum selling dynamic. This dynamic changes the market’s orientation from being a long-term earnings discounting mechanism to instead having a highly truncated orientation, sometimes seemingly not even as long as a full trading day. This is not to imply the implications from a human and economic perspective of COVID-19 are not significant, but it provides an understanding of why markets acted with unprecedented levels of decline and volatility.

The Fund was not positioned for an extreme bolt-from-the-blue scenario of a near-complete shutdown of global economic activity and its concomitant effect on equity prices. However, these events did not distract us from our investment discipline. We continued to focus on long-term growth opportunities that were mispriced. A silver lining in the current environment is the ability to acquire shares of companies at exceptionally discounted prices relative to their longer-term value proposition. We aggressively assessed our investments to ascertain whether the

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

current dynamic created long-term effects that required updating our investment thinking. We also scoured the investment landscape for attractive investment opportunities in companies with tremendous fundamental characteristics that were discarded in the market chaos. Rather than hiding during this exceptional period, we endeavored to take advantage of market volatility to position the Fund for attractive long-term performance.

Examples include Citigroup and MGIC Investment Corporation, two key detractors during the period. We think these and other financial stocks were sold indiscriminately as a result of assumptions the sector would be as impacted by COVID-19 as they were by the GFC. In our view, the implications on financials of the current downturn are different from those resulting from the GFC. Whereas financial companies – particularly banks and brokerages – were a cause of the GFC, today they are potential solutions. Heading into the current crisis, the financial system held approximately one-third of the leverage that was held leading up to the GFC. As such, financials are a key element in providing necessary liquidity to help keep markets and economies fluid. After additional analysis of Citigroup and MGIC, we continue to think they are well positioned, as both have substantial amounts of liquidity and capital even in a stressed environment.

Another notable detractor was Canadian Natural Resources. Although the company possesses a strong balance sheet and a history of successfully navigating low oil price environments, we reduced our position in the stock after Saudi Arabia increased oil production. We believe this oil price war is likely to severely impact oil prices for an extended period and had not factored this scenario into our analysis.

Stock selection in the information technology sector was a bright spot in the Fund. Top relative contributors in this sector included Alibaba Group Holding. A partial U.S.-China trade truce and an immensely successful secondary stock offering in Hong Kong in late 2019 supported share gains. Solid growth in Alibaba’s core e-commerce business and market share gains in its cloud computing and payment businesses also contributed to share strength.

Tencent Holdings contributed meaningfully. As social distancing became a necessary new normal, the company saw a surge in demand for its services, which include social networking platforms and mobile gaming. Further lifting the stock was the perception that Tencent’s business is more stable and less cyclical relative to other areas of the market.

Software maker Adobe also contributed solidly to performance. In this uncertain environment, Adobe is expected to hold up better than the overall economy due to the importance of its services to enterprises and the economic value it can create for customers. The company’s outlook for its digital media segment is particularly upbeat.

OUTLOOK

It is difficult to predict the trajectory of the COVID-19 outbreak with reasonable accuracy, so forecasting resulting economic growth or market performance is problematic. What we know is, historically, markets generally recover from these types of shocks and the rebound often happens quickly. According to data from Empirical Research Partners covering the period from 1926 through mid-March 2020, the probability of large-cap stocks returning to their pre-crisis peak in the 12-month period after a significant three-week drawdown, historically, has been 75%. While it seems unwise to opine on whether we are at or near a short-term market bottom, panic selling after the decline could mean missing out on a potential and significant recovery.

We think once the uncertainty causing the market dislocation subsides, fundamental attributes such as free cash flow, solvency and liquidity, competitive advantages and strength of management will differentiate investment performance. As long-term investors, we are mindful of market events but concentrate on maintaining a dispassionate and objective mindset. Doing so enables us to use volatility to position the Fund in securities we think are attractive at current prices to the benefit of long-term performance.

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Janus Henderson Global Select Fund (unaudited)

We are rigorously testing our investment models and deploying capital to companies we think are attractive from a long-term perspective and possess the balance sheet strength to outlast what could be a protracted economic downturn. We are focused on identifying opportunities where our analysis suggests the risk/reward points to considerable value given a company’s fundamental attributes. COVID-19 is a horrible event with significant human and economic consequences, and we are aware this is in many ways unprecedented and may result in a more persistent washout. But we also know great beachfront property comes back into demand after the storm passes.

Thank you for your continued investment in Janus Henderson Global Select Fund.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alibaba Group Holding Ltd (ADR)	3.43%	0.74%	Citigroup Inc	4.08%	-0.97%
Tencent Holdings Ltd	2.49%	0.61%	MGIC Investment Corp	2.36%	-0.97%
Adobe Inc	2.00%	0.46%	Canadian Natural Resources Ltd	2.14%	-0.77%
ASML Holding NV	2.31%	0.42%	NRG Energy Inc	4.22%	-0.75%
China Construction Bank Corp	2.09%	0.40%	PulteGroup Inc	2.85%	-0.72%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Communication Services	0.82%	5.32%	8.89%
	Information Technology	0.49%	14.03%	17.40%
	Real Estate	0.23%	0.00%	3.25%
	Energy	0.22%	4.22%	4.91%
	Other**	0.07%	2.02%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.31%	13.68%	10.28%
	Health Care	-1.31%	11.15%	11.82%
	Financials	-1.00%	20.18%	16.36%
	Consumer Discretionary	-0.84%	16.58%	10.80%
	Utilities	-0.82%	4.22%	3.42%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2020

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
NRG Energy Inc
Independent Power and Renewable Electricity Producers	5.0%
Microsoft Corp
Software	4.7%
Coca-Cola Co
Beverages	4.1%
Tencent Holdings Ltd
Interactive Media & Services	3.8%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	3.6%
21.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.7%
Investment Companies	0.9%
Preferred Stocks	0.5%
Other	0.9%
100.0%

Emerging markets comprised 15.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-18.54%	-15.74%	0.84%	3.45%	2.20%	1.08%	1.08%
Class A Shares at MOP	-23.25%	-20.61%	-0.35%	2.84%	1.90%
Class C Shares at NAV	-18.89%	-16.40%	0.03%	2.62%	1.41%	1.98%	1.98%
Class C Shares at CDSC	-19.67%	-17.20%	0.03%	2.62%	1.41%
Class D Shares(1)	-18.46%	-15.58%	1.03%	3.66%	2.32%	0.85%	0.85%
Class I Shares	-18.45%	-15.52%	1.13%	3.75%	2.38%	0.80%	0.80%
Class N Shares	-18.40%	-15.40%	1.11%	3.65%	2.32%	0.69%	0.69%
Class R Shares	-18.81%	-16.20%	0.36%	3.01%	1.76%	2.95%	1.63%
Class S Shares	-18.72%	-16.04%	0.62%	3.32%	2.04%	2.47%	1.38%
Class T Shares	-18.49%	-15.61%	0.99%	3.59%	2.29%	0.93%	0.93%
MSCI All Country World Index	-14.33%	-11.26%	2.85%	5.88%	3.46%
Morningstar Quartile - Class T Shares	-	3rd	3rd	4th	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	-	671/892	488/732	455/521	233/267

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

6	MARCH 31, 2020

Janus Henderson Global Select Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$814.60	$4.81	$1,000.00	$1,019.70	$5.35	1.06%
Class C Shares	$1,000.00	$811.10	$8.47	$1,000.00	$1,015.65	$9.42	1.87%
Class D Shares	$1,000.00	$815.40	$3.81	$1,000.00	$1,020.80	$4.24	0.84%
Class I Shares	$1,000.00	$815.50	$3.59	$1,000.00	$1,021.05	$3.99	0.79%
Class N Shares	$1,000.00	$816.00	$3.09	$1,000.00	$1,021.60	$3.44	0.68%
Class R Shares	$1,000.00	$811.90	$7.38	$1,000.00	$1,016.85	$8.22	1.63%
Class S Shares	$1,000.00	$812.80	$6.16	$1,000.00	$1,018.20	$6.86	1.36%
Class T Shares	$1,000.00	$815.10	$4.13	$1,000.00	$1,020.45	$4.60	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 97.7%
Aerospace & Defense – 2.3%
CAE Inc	1,017,835	$12,868,513
Safran SA	259,855	22,833,942
		35,702,455
Airlines – 0.4%
United Airlines Holdings Inc*	200,073	6,312,303
Auto Components – 1.4%
Aptiv PLC	433,015	21,321,659
Banks – 8.1%
BNP Paribas SA	540,129	16,277,835
China Construction Bank Corp	52,488,000	42,782,943
Citigroup Inc	1,249,022	52,608,807
HDFC Bank Ltd	1,175,314	13,225,499
Permanent TSB Group Holdings PLC*	5,262,077	3,107,296
		128,002,380
Beverages – 5.3%
Coca-Cola Co	1,469,996	65,047,323
Diageo PLC	578,374	18,520,138
		83,567,461
Biotechnology – 1.1%
AbbVie Inc	153,113	11,665,679
Ascendis Pharma A/S (ADR)*	46,017	5,181,974
		16,847,653
Building Products – 1.4%
Daikin Industries Ltd	186,100	22,697,327
Capital Markets – 3.0%
Goldman Sachs Group Inc	307,844	47,589,604
Chemicals – 1.2%
Air Products & Chemicals Inc	92,568	18,477,499
Diversified Telecommunication Services – 0.7%
Tower Bersama Infrastructure Tbk PT	187,219,500	10,304,206
Electronic Equipment, Instruments & Components – 1.1%
Hexagon AB	416,543	17,782,592
Entertainment – 1.0%
Nexon Co Ltd	955,300	15,627,731
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	588,125	19,190,519
Health Care Providers & Services – 1.8%
Humana Inc	90,157	28,311,101
Hotels, Restaurants & Leisure – 1.7%
GVC Holdings PLC	3,960,866	27,488,353
Household Durables – 3.5%
PulteGroup Inc	1,550,997	34,618,253
Sony Corp	344,500	20,481,040
		55,099,293
Independent Power and Renewable Electricity Producers – 5.0%
NRG Energy Inc	2,890,352	78,790,996
Insurance – 6.4%
AIA Group Ltd	4,421,200	39,775,731
Beazley PLC	2,653,051	12,830,356
NN Group NV	394,446	10,650,621
Prudential PLC	1,728,050	22,053,356
Sony Financial Holdings Inc	920,000	15,552,656
		100,862,720
Interactive Media & Services – 3.8%
Tencent Holdings Ltd	1,240,000	60,466,300
Internet & Direct Marketing Retail – 6.1%
Alibaba Group Holding Ltd (ADR)*	291,318	56,655,525
Amazon.com Inc*	20,413	39,799,634
		96,455,159

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Leisure Products – 1.8%
Hasbro Inc	396,307	$28,355,766
Machinery – 2.1%
Parker-Hannifin Corp	260,858	33,841,108
Metals & Mining – 2.5%
Antofagasta PLC	1,102,636	10,516,804
Rio Tinto Ltd	267,060	14,131,858
Teck Resources Ltd	1,906,673	14,458,248
		39,106,910
Oil, Gas & Consumable Fuels – 2.6%
Canadian Natural Resources Ltd	1,323,834	17,937,951
TOTAL SA	600,022	23,262,144
		41,200,095
Pharmaceuticals – 7.6%
Elanco Animal Health Inc*	1,579,761	35,370,849
Merck & Co Inc	557,028	42,857,734
Takeda Pharmaceutical Co Ltd	1,332,868	40,794,906
		119,023,489
Road & Rail – 2.5%
Container Corp Of India Ltd	2,376,169	10,286,957
Kansas City Southern	227,101	28,882,705
		39,169,662
Semiconductor & Semiconductor Equipment – 4.6%
ASML Holding NV	165,078	43,859,154
Taiwan Semiconductor Manufacturing Co Ltd	3,195,000	28,524,744
		72,383,898
Software – 10.3%
Adobe Inc*	130,929	41,666,845
Avalara Inc*	159,929	11,930,703
Microsoft Corp	465,221	73,370,004
salesforce.com Inc*	245,671	35,371,711
		162,339,263
Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co Ltd	383,851	14,919,866
Textiles, Apparel & Luxury Goods – 0.8%
Samsonite International SA (144A)	13,194,000	12,476,253
Thrifts & Mortgage Finance – 1.7%
MGIC Investment Corp	4,337,048	27,540,255
Trading Companies & Distributors – 1.7%
Ferguson PLC	418,629	26,170,964
Wireless Telecommunication Services – 2.1%
T-Mobile US Inc*	393,332	33,000,555
Total Common Stocks (cost $1,575,992,804)		1,540,425,395
Preferred Stocks – 0.5%
Software – 0.5%
Magic Leap Inc - Series D*,¢,§ (cost $9,254,547)	342,761	7,588,729
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $13,851,138)	13,849,117	13,851,886
Total Investments (total cost $1,599,098,489) – 99.1%		1,561,866,010
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		14,542,539
Net Assets – 100%		$1,576,408,549

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$863,533,191	55.3%
China	159,904,768	10.2
Japan	115,153,660	7.4
United Kingdom	91,409,007	5.9
France	62,373,921	4.0
Netherlands	54,509,775	3.5
Hong Kong	52,251,984	3.3
Canada	45,264,712	2.9
Taiwan	28,524,744	1.8
India	23,512,456	1.5
Sweden	17,782,592	1.1
South Korea	14,919,866	1.0
Australia	14,131,858	0.9
Indonesia	10,304,206	0.7
Denmark	5,181,974	0.3
Ireland	3,107,296	0.2

Total	$1,561,866,010	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$290,062	$6,309	$748	$13,851,886
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	100,112∆	-	-	-
Total Affiliated Investments - 0.9%	$390,174	$6,309	$748	$13,851,886

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	54,049,272	126,363,686	(166,568,129)	13,851,886
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	23,895,268	(23,895,268)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $12,476,253, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,254,547	$7,588,729	0.5%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$12,868,513	$22,833,942	$-
Banks	52,608,807	75,393,573	-
Beverages	65,047,323	18,520,138	-
Building Products	-	22,697,327	-
Diversified Telecommunication Services	-	10,304,206	-
Electronic Equipment, Instruments & Components	-	17,782,592	-
Entertainment	-	15,627,731	-
Hotels, Restaurants & Leisure	-	27,488,353	-
Household Durables	34,618,253	20,481,040	-
Insurance	-	100,862,720	-
Interactive Media & Services	-	60,466,300	-
Metals & Mining	14,458,248	24,648,662	-
Oil, Gas & Consumable Fuels	17,937,951	23,262,144	-
Pharmaceuticals	78,228,583	40,794,906	-
Road & Rail	28,882,705	10,286,957	-
Semiconductor & Semiconductor Equipment	-	72,383,898	-
Technology Hardware, Storage & Peripherals	-	14,919,866	-
Textiles, Apparel & Luxury Goods	-	12,476,253	-
Trading Companies & Distributors	-	26,170,964	-
All Other	618,373,440	-	-
Preferred Stocks	-	-	7,588,729
Investment Companies	-	13,851,886	-
Total Assets	$923,023,823	$631,253,458	$7,588,729

14	MARCH 31, 2020

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,548,014,124
Affiliated investments, at value(2)	13,851,886
Cash	118,326
Non-interested Trustees' deferred compensation	31,096
Receivables:
Investments sold	9,086,071
Dividends	6,762,266
Foreign tax reclaims	524,381
Fund shares sold	379,472
Dividends from affiliates	11,016
Other assets	19,460
Total Assets	1,578,798,098
Liabilities:
Foreign cash due to custodian	59
Payables:	—
Advisory fees	907,150
Fund shares repurchased	773,956
Transfer agent fees and expenses	286,975
Postage fees	85,036
Printing fees	67,753
Non-affiliated fund administration fees payable	64,586
Professional fees	43,388
Non-interested Trustees' deferred compensation fees	31,096
Custodian fees	14,339
Non-interested Trustees' fees and expenses	12,617
Foreign tax liability	4,272
Affiliated fund administration fees payable	3,545
12b-1 Distribution and shareholder servicing fees	1,859
Accrued expenses and other payables	92,918
Total Liabilities	2,389,549
Net Assets	$1,576,408,549

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,582,616,298
Total distributable earnings (loss)(3)	(6,207,749)
Total Net Assets	$1,576,408,549
Net Assets - Class A Shares	$4,299,546
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	366,208
Net Asset Value Per Share(4)	$11.74
Maximum Offering Price Per Share(5)	$12.46
Net Assets - Class C Shares	$857,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,846
Net Asset Value Per Share(4)	$11.31
Net Assets - Class D Shares	$1,164,917,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,903,285
Net Asset Value Per Share	$11.66
Net Assets - Class I Shares	$11,508,056
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	983,715
Net Asset Value Per Share	$11.70
Net Assets - Class N Shares	$22,634,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,939,808
Net Asset Value Per Share	$11.67
Net Assets - Class R Shares	$168,909
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,599
Net Asset Value Per Share	$11.57
Net Assets - Class S Shares	$195,832
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,644
Net Asset Value Per Share	$11.77
Net Assets - Class T Shares	$371,826,186
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,818,886
Net Asset Value Per Share	$11.69

(1) Includes cost of $1,585,247,351.

(2) Includes cost of $13,851,138.

(3) Includes $4,271 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$16,990,285
Dividends from affiliates	290,062
Affiliated securities lending income, net	100,112
Unaffiliated securities lending income, net	101
Other income	147
Foreign tax withheld	(880,288)
Total Investment Income	16,500,419
Expenses:
Advisory fees	6,631,373
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,904
Class C Shares	5,343
Class R Shares	509
Class S Shares	303
Transfer agent administrative fees and expenses:
Class D Shares	900,253
Class R Shares	255
Class S Shares	303
Class T Shares	614,832
Transfer agent networking and omnibus fees:
Class A Shares	2,058
Class C Shares	550
Class I Shares	9,135
Other transfer agent fees and expenses:
Class A Shares	255
Class C Shares	58
Class D Shares	209,723
Class I Shares	504
Class N Shares	554
Class R Shares	14
Class S Shares	11
Class T Shares	4,209
Shareholder reports expense	190,256
Registration fees	68,684
Custodian fees	45,548
Professional fees	34,102
Affiliated fund administration fees	25,904
Non-interested Trustees’ fees and expenses	23,898
Other expenses	87,635
Total Expenses	8,863,173
Less: Excess Expense Reimbursement and Waivers	(28,916)
Net Expenses	8,834,257
Net Investment Income/(Loss)	7,666,162

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$36,745,491
Investments in affiliates	6,309
Total Net Realized Gain/(Loss) on Investments	36,751,800
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(400,833,535)
Investments in affiliates	748
Total Change in Unrealized Net Appreciation/Depreciation	(400,832,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(356,414,825)

(1) Includes realized foreign capital gains tax on investments of $9,679. (2) Includes change in unrealized appreciation/depreciation of $759,716 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$7,666,162	$22,864,044
Net realized gain/(loss) on investments	36,751,800	63,363,533
Change in unrealized net appreciation/depreciation	(400,832,787)	(105,124,214)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(356,414,825)	(18,896,637)
Dividends and Distributions to Shareholders
Class A Shares	(233,534)	(663,662)
Class C Shares	(42,035)	(186,683)
Class D Shares	(68,239,376)	(201,285,059)
Class I Shares	(912,093)	(1,894,319)
Class N Shares	(1,831,246)	(4,121,690)
Class R Shares	(7,407)	(23,298)
Class S Shares	(9,338)	(30,689)
Class T Shares	(21,685,206)	(65,788,281)
Net Decrease from Dividends and Distributions to Shareholders	(92,960,235)	(273,993,681)
Capital Share Transactions:
Class A Shares	128,098	1,420,590
Class C Shares	(96,893)	(786,901)
Class D Shares	2,252,161	92,629,356
Class I Shares	(1,589,458)	1,688,985
Class N Shares	(9,194,948)	8,914,660
Class R Shares	27,423	(13,999)
Class S Shares	2,864	30,169
Class T Shares	(5,183,509)	21,684,609
Net Increase/(Decrease) from Capital Share Transactions	(13,654,262)	125,567,469
Net Increase/(Decrease) in Net Assets	(463,029,322)	(167,322,849)
Net Assets:
Beginning of period	2,039,437,871	2,206,760,720
End of period	$1,576,408,549	$2,039,437,871

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.01	$17.64	$16.16	$12.97	$12.40	$13.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.14	0.09	0.10	0.07	0.08
Net realized and unrealized gain/(loss)	(2.66)	(0.58)	1.52	3.21	0.62	(0.88)
Total from Investment Operations	(2.62)	(0.44)	1.61	3.31	0.69	(0.80)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.06)	(0.13)	(0.12)	(0.12)	(0.07)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.65)	(2.19)	(0.13)	(0.12)	(0.12)	(0.07)
Net Asset Value, End of Period	$11.74	$15.01	$17.64	$16.16	$12.97	$12.40
Total Return*	(18.54)%	(0.72)%	9.99%	25.74%	5.57%	(6.03)%
Net Assets, End of Period (in thousands)	$4,300	$5,380	$4,666	$3,951	$4,537	$5,007
Average Net Assets for the Period (in thousands)	$5,523	$4,885	$4,885	$4,294	$4,780	$5,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%	1.03%	1.03%	1.06%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.08%	1.03%	1.03%	1.06%	0.97%
Ratio of Net Investment Income/(Loss)	0.54%	0.97%	0.54%	0.67%	0.59%	0.58%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.42	$17.10	$15.69	$12.59	$12.02	$12.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	—(2)	(0.05)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain/(loss)	(2.57)	(0.55)	1.49	3.13	0.59	(0.85)
Total from Investment Operations	(2.59)	(0.55)	1.44	3.11	0.57	(0.88)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	(0.01)	—	—
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.52)	(2.13)	(0.03)	(0.01)	—	—
Net Asset Value, End of Period	$11.31	$14.42	$17.10	$15.69	$12.59	$12.02
Total Return*	(18.89)%	(1.55)%	9.15%	24.76%	4.74%	(6.82)%
Net Assets, End of Period (in thousands)	$858	$1,197	$2,229	$2,521	$3,026	$3,471
Average Net Assets for the Period (in thousands)	$1,186	$1,534	$2,591	$2,738	$3,228	$3,866
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	1.94%	1.84%	1.82%	1.86%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.94%	1.84%	1.82%	1.86%	1.80%
Ratio of Net Investment Income/(Loss)	(0.31)%	(0.01)%	(0.27)%	(0.13)%	(0.21)%	(0.25)%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.93	$17.55	$16.06	$12.90	$12.33	$13.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.17	0.13	0.12	0.10	0.09
Net realized and unrealized gain/(loss)	(2.64)	(0.57)	1.51	3.19	0.61	(0.86)
Total from Investment Operations	(2.58)	(0.40)	1.64	3.31	0.71	(0.77)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.09)	(0.15)	(0.15)	(0.14)	(0.10)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.69)	(2.22)	(0.15)	(0.15)	(0.14)	(0.10)
Net Asset Value, End of Period	$11.66	$14.93	$17.55	$16.06	$12.90	$12.33
Total Return*	(18.46)%	(0.51)%	10.22%	25.91%	5.77%	(5.90)%
Net Assets, End of Period (in thousands)	$1,164,918	$1,493,415	$1,615,089	$1,560,200	$1,353,449	$1,403,376
Average Net Assets for the Period (in thousands)	$1,519,704	$1,479,323	$1,629,405	$1,427,056	$1,358,987	$1,615,199
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.84%	0.86%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.84%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss)	0.76%	1.15%	0.75%	0.87%	0.78%	0.68%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.99	$17.61	$16.12	$12.94	$12.37	$13.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.19	0.15	0.16	0.11	0.11
Net realized and unrealized gain/(loss)	(2.65)	(0.58)	1.49	3.18	0.62	(0.87)
Total from Investment Operations	(2.59)	(0.39)	1.64	3.34	0.73	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.10)	(0.15)	(0.16)	(0.16)	(0.11)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.70)	(2.23)	(0.15)	(0.16)	(0.16)	(0.11)
Net Asset Value, End of Period	$11.70	$14.99	$17.61	$16.12	$12.94	$12.37
Total Return*	(18.45)%	(0.39)%	10.22%	26.13%	5.95%	(5.79)%
Net Assets, End of Period (in thousands)	$11,508	$17,024	$17,043	$16,745	$20,189	$24,648
Average Net Assets for the Period (in thousands)	$18,832	$16,875	$15,444	$28,860	$22,610	$34,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.80%	0.77%	0.73%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.77%	0.73%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	0.75%	1.27%	0.86%	1.09%	0.89%	0.83%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$14.96	$17.58	$16.09	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.19	0.16	0.04
Net realized and unrealized gain/(loss)	(2.63)	(0.56)	1.50	0.45
Total from Investment Operations	(2.57)	(0.37)	1.66	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.12)	(0.17)	—
Distributions (from capital gains)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.72)	(2.25)	(0.17)	—
Net Asset Value, End of Period	$11.67	$14.96	$17.58	$16.09
Total Return*	(18.40)%	(0.28)%	10.34%	3.14%
Net Assets, End of Period (in thousands)	$22,635	$37,810	$33,278	$29,133
Average Net Assets for the Period (in thousands)	$34,748	$31,647	$33,126	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.69%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	0.83%	1.32%	0.92%	1.61%
Portfolio Turnover Rate	14%	30%	41%	42%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.76	$17.39	$15.99	$12.84	$12.23	$13.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.05	—(3)	0.05	0.03	—(3)
Net realized and unrealized gain/(loss)	(2.63)	(0.55)	1.49	3.18	0.61	(0.85)
Total from Investment Operations	(2.63)	(0.50)	1.49	3.23	0.64	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	(0.09)	(0.08)	(0.03)	(0.01)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.56)	(2.13)	(0.09)	(0.08)	(0.03)	(0.01)
Net Asset Value, End of Period	$11.57	$14.76	$17.39	$15.99	$12.84	$12.23
Total Return*	(18.81)%	(1.21)%	9.32%	25.25%	5.23%	(6.50)%
Net Assets, End of Period (in thousands)	$169	$188	$230	$484	$302	$325
Average Net Assets for the Period (in thousands)	$204	$198	$459	$366	$307	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.91%	2.95%	1.76%	1.45%	1.46%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.63%	1.56%	1.45%	1.46%	1.43%
Ratio of Net Investment Income/(Loss)	—(4)	0.37%	0.01%	0.35%	0.21%	0.00%(4)
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.02	$17.74	$16.24	$13.04	$12.43	$13.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.10	0.04	0.09	0.06	0.06
Net realized and unrealized gain/(loss)	(2.67)	(0.58)	1.53	3.21	0.63	(0.89)
Total from Investment Operations	(2.65)	(0.48)	1.57	3.30	0.69	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.11)	(0.07)	(0.10)	(0.08)	(0.06)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.60)	(2.24)	(0.07)	(0.10)	(0.08)	(0.06)
Net Asset Value, End of Period	$11.77	$15.02	$17.74	$16.24	$13.04	$12.43
Total Return*	(18.65)%	(0.97)%	9.69%	25.51%	5.53%	(6.23)%
Net Assets, End of Period (in thousands)	$196	$248	$251	$379	$312	$383
Average Net Assets for the Period (in thousands)	$242	$234	$259	$349	$334	$452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.42%	2.47%	1.75%	1.19%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.36%	1.29%	1.16%	1.18%	1.15%
Ratio of Net Investment Income/(Loss)	0.26%	0.66%	0.25%	0.60%	0.48%	0.41%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.96	$17.57	$16.08	$12.91	$12.34	$13.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.16	0.12	0.12	0.09	0.09
Net realized and unrealized gain/(loss)	(2.64)	(0.57)	1.51	3.19	0.61	(0.87)
Total from Investment Operations	(2.59)	(0.41)	1.63	3.31	0.70	(0.78)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.07)	(0.14)	(0.14)	(0.13)	(0.09)
Distributions (from capital gains)	(0.52)	(2.13)	—	—	—	—
Total Dividends and Distributions	(0.68)	(2.20)	(0.14)	(0.14)	(0.13)	(0.09)
Net Asset Value, End of Period	$11.69	$14.96	$17.57	$16.08	$12.91	$12.34
Total Return*	(18.49)%	(0.54)%	10.17%	25.89%	5.70%	(5.95)%
Net Assets, End of Period (in thousands)	$371,826	$484,175	$533,974	$518,679	$458,233	$486,552
Average Net Assets for the Period (in thousands)	$491,865	$481,731	$539,796	$478,930	$466,452	$561,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.93%	0.94%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.91%	0.92%	0.93%	0.91%
Ratio of Net Investment Income/(Loss)	0.68%	1.08%	0.68%	0.81%	0.73%	0.64%
Portfolio Turnover Rate	14%	30%	41%	42%	58%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

24	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	25

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

26	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such

Janus Investment Fund	27

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to

28	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

Janus Investment Fund	29

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Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to

30	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

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Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $46.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	82	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $3,794,059 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,605,621,527	$246,562,785	$(290,318,302)	$ (43,755,517)

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	16,178	$ 247,829	122,049	$ 1,838,485
Reinvested dividends and distributions	14,168	224,284	48,875	643,195
Shares repurchased	(22,471)	(344,015)	(77,060)	(1,061,090)
Net Increase/(Decrease)	7,875	$ 128,098	93,864	$ 1,420,590
Class C Shares:
Shares sold	2,881	$ 44,712	30,524	$ 387,150
Reinvested dividends and distributions	2,042	31,209	10,943	139,193
Shares repurchased	(12,108)	(172,814)	(88,836)	(1,313,244)
Net Increase/(Decrease)	(7,185)	$ (96,893)	(47,369)	$ (786,901)
Class D Shares:
Shares sold	1,067,900	$15,333,793	1,507,794	$ 22,127,265
Reinvested dividends and distributions	4,226,826	66,403,429	14,990,940	195,931,575
Shares repurchased	(5,402,547)	(79,485,061)	(8,524,588)	(125,429,484)
Net Increase/(Decrease)	(107,821)	$ 2,252,161	7,974,146	$ 92,629,356
Class I Shares:
Shares sold	346,582	$ 5,343,715	624,802	$ 8,797,726
Reinvested dividends and distributions	55,162	869,356	134,937	1,769,022
Shares repurchased	(553,812)	(7,802,529)	(591,592)	(8,877,763)
Net Increase/(Decrease)	(152,068)	$ (1,589,458)	168,147	$ 1,688,985
Class N Shares:
Shares sold	89,135	$ 1,295,220	618,876	$ 9,204,783
Reinvested dividends and distributions	116,491	1,831,246	314,681	4,112,879
Shares repurchased	(793,448)	(12,321,414)	(298,514)	(4,403,002)
Net Increase/(Decrease)	(587,822)	$ (9,194,948)	635,043	$ 8,914,660
Class R Shares:
Shares sold	2,455	$ 36,561	5,184	$ 75,051
Reinvested dividends and distributions	367	5,740	1,578	20,502
Shares repurchased	(961)	(14,878)	(7,257)	(109,552)
Net Increase/(Decrease)	1,861	$ 27,423	(495)	$ (13,999)
Class S Shares:
Shares sold	721	$ 11,424	627	$ 9,354
Reinvested dividends and distributions	588	9,338	2,325	30,689
Shares repurchased	(1,201)	(17,898)	(589)	(9,874)
Net Increase/(Decrease)	108	$ 2,864	2,363	$ 30,169
Class T Shares:
Shares sold	1,080,383	$16,572,504	1,758,182	$ 25,768,357
Reinvested dividends and distributions	1,345,180	21,186,591	4,906,206	64,271,292
Shares repurchased	(2,978,822)	(42,942,604)	(4,689,238)	(68,355,040)
Net Increase/(Decrease)	(553,259)	$ (5,183,509)	1,975,150	$ 21,684,609

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$277,844,913	$ 344,764,168	$ -	$ -

34	MARCH 31, 2020

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	MARCH 31, 2020

Janus Henderson Global Select Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Janus Henderson Global Select Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

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125-24-93046 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Technology and Innovation Fund (formerly named Janus Henderson Global Technology Fund)

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Global Technology and Innovation Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Resilient companies tend to have more mature growth profiles and stable earnings prospects. Optional positions tend to be younger in their life cycle and have the potential to generate higher sustained growth rates. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Garth Yettick co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended March 31, 2020, Janus Henderson Global Technology Fund’s Class I shares returned 0.10%. By comparison, the Fund’s primary benchmark, the S&P 500® Index, returned -12.31% while the Fund’s secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned -1.17%.

MARKET ENVIRONMENT

The global economy experienced a slowdown of unprecedented pace as the COVID-19 coronavirus rapidly spread throughout the world. The near-term hit to earnings and uncertainty surrounding the duration of the crisis weighed on global equities; the technology sector outperformed the broader market as investors were drawn to the secular growth stories embedded in tech. Within the sector, systems software outperformed, likely due to investors appreciating high levels of recurring revenue and potential tailwinds from an increase in working from home. Cyclicals, leveraged entities and those reliant upon global supply chains underperformed, while tech-centric Internet and e-commerce companies held up well relative to the broader market.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the S&P 500 Index, and also its secondary benchmark, the MSCI All Country World Information Technology Index, for the period. Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on companies that we expect to be less volatile than the benchmark’s holdings and those that can benefit from the high pace of technological change can provide better performance long term.

Entering the period, we believed the Fund was positioned to benefit from the secular themes that will redefine how we work, shop and socialize over a three- to five-year time horizon. Many of the companies exemplifying the themes to which we already had exposure were called into action to help businesses and societies navigate the COVID-19 crisis.

In this respect, the expected benefits of recent capital expenditure by these companies was likely pushed forward. Amazon has invested heavily to roll out one-day shipping. With shops shuttered, this initiative helped customers stay well supplied while they sheltered in place. The other segment where Amazon enjoys a dominant position – the cloud – has helped companies accelerate their digital transformation. Cloud-based front-office functions are helping keep doors open, and other functions are increasingly leveraging the cloud as staffs work remotely. Consequently, Amazon, along with our positions in cloud-focused applications software companies, contributed to outperformance relative to the Fund’s technology-focused secondary benchmark.

Another relative contributor related to the COVID-19 crisis is Netflix. With families sequestered at home, theaters closed and sporting events canceled, streaming entertainment has become a go-to diversion. Netflix’s already-lofty prominence among streaming services is

Janus Investment Fund	1

Janus Henderson Global Technology and Innovation Fund (unaudited)

owed to what we consider the unmatched depth and breadth of its content.

Apple was the leading relative detractor for the period. While we are comfortable with our underweight to the hardware giant, relative performance suffered as its stock rose more than 14% during the period. Although its earnings multiple doubled in 2019, the stock’s recent surge, rather than being valuation driven, was the result of growing appreciation of the company’s recurring and sustainable revenue base, greater monetization of its ecosystem and optimism surrounding the rollout of 5G products slated for later this year.

Other leading detractors tended to have more exposure to the economic cycle. Among these was the semiconductor complex. We maintain a favorable view of semiconductors given the critical role they play in the deployment of cloud data centers, the Internet of Things (IoT) and artificial intelligence (AI), but their exposure to global supply chains and the COVID-19-related demand destruction weighed on these stocks. Our investments in Microchip and Amphenol were hurt late in the period. Certain segments of semis are more sensitive to the economic cycle than others, and some of these names were particularly exposed industrials and automotive, which may face acute near-term headwinds. Microchip was also weighed down by the debt it incurred from a 2018 acquisition.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

While no one can truly prepare for events like what we have just experienced, we believe that the lenses through which we view the tech sector served us well. In managing our portfolios, we segment companies between those with more resilient characteristics and others that may exhibit optionality, meaning the possibility of rapid earnings growth. We also divide the sector between cyclical growth and secular names. We seek to strike a balance between these categories, and our bias toward secular growers that will, in our view, power the digitization of the global economy was a contributing factor to the period’s outperformance.

While we take the “long view” toward these themes, the COVID-19 crisis has accelerated the adoption of many digital applications. Companies have been forced to deploy the capabilities required for remote work. People have increasingly relied upon social media platforms to communicate. Online grocery shopping has gone mainstream. Many cohorts, including older generations who have been hesitant to embrace the digital economy, have been compelled to do so. It’s no longer optional.

This is especially the case for enterprises. Until now, business continuity plans had not been tested at this scale. Going forward, businesses will make sure they have the digital infrastructure necessary to maintain operations. Accordingly, we expect a reprioritization of investment, with a much greater share of expenditure going toward strengthening digital capabilities.

Should this crisis weigh on the economy over the near to mid-term, we believe investors will seek earnings and cash flow growth where they can find it. Propelled by the themes of the cloud, IoT and AI, the tech sector should continue to be a preferred destination. Should the crisis wear on, the relative strength of tech balance sheets should also prove desirable. If the health situation stabilizes and policy stimulus ignites economic growth, more cyclical tech names may also see their prospects improve.

Thank you for your investment in Janus Henderson Global Technology & Innovation Fund.

2	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Amazon.com Inc	4.19%	0.63%	Apple Inc	4.40%	-1.39%
Alibaba Group Holding Ltd (ADR)	3.76%	0.62%	Microsoft Corp	7.93%	-0.91%
Netflix Inc	1.47%	0.53%	Texas Instruments Inc	3.49%	-0.49%
Tencent Holdings Ltd	2.08%	0.40%	Microchip Technology Inc	1.83%	-0.46%
Adobe Inc	4.25%	0.38%	Amphenol Corp	2.01%	-0.38%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.23%	10.03%	0.00%
	Communication Services	0.64%	10.16%	0.00%
	Real Estate	0.34%	4.59%	0.00%
	Other**	0.32%	2.86%	0.00%
	Health Care	0.01%	0.00%	0.00%

	2 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	-0.92%	70.62%	100.00%
	Industrials	-0.32%	1.74%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.4%
Amazon.com Inc
Internet & Direct Marketing Retail	5.5%
Apple Inc
Technology Hardware, Storage & Peripherals	5.1%
Adobe Inc
Software	4.5%
salesforce.com Inc
Software	3.9%
27.4%

Asset Allocation - (% of Net Assets)
Common Stocks	95.9%
Investment Companies	3.9%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Preferred Stocks	0.2%
OTC Purchased Options – Calls	0.1%
Other	(0.5)%
100.0%

Emerging markets comprised 10.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.01%	6.08%	16.54%	15.32%	8.99%	1.01%	1.01%
Class A Shares at MOP	-5.76%	-0.01%	15.16%	14.64%	8.69%
Class C Shares at NAV	-0.36%	5.37%	15.75%	14.53%	8.21%	1.76%	1.76%
Class C Shares at CDSC	-1.27%	4.42%	15.75%	14.53%	8.21%
Class D Shares(1)	0.07%	6.29%	16.76%	15.55%	9.17%	0.83%	0.83%
Class I Shares	0.10%	6.35%	16.85%	15.64%	9.21%	0.76%	0.76%
Class N Shares	0.15%	6.45%	16.85%	15.57%	9.17%	0.69%	0.69%
Class S Shares	-0.10%	5.88%	16.36%	15.18%	8.84%	1.22%	1.21%
Class T Shares	0.04%	6.21%	16.67%	15.48%	9.13%	0.93%	0.93%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	5.56%
MSCI All Country World Information Technology Index	-1.17%	6.72%	13.79%	13.01%	5.71%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Technology Funds	-	47/236	24/194	30/181	23/101

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$999.90	$4.95	$1,000.00	$1,020.05	$5.00	0.99%
Class C Shares	$1,000.00	$996.40	$8.34	$1,000.00	$1,016.65	$8.42	1.67%
Class D Shares	$1,000.00	$1,000.70	$4.05	$1,000.00	$1,020.95	$4.09	0.81%
Class I Shares	$1,000.00	$1,001.00	$3.75	$1,000.00	$1,021.25	$3.79	0.75%
Class N Shares	$1,000.00	$1,001.50	$3.35	$1,000.00	$1,021.65	$3.39	0.67%
Class S Shares	$1,000.00	$999.00	$5.95	$1,000.00	$1,019.05	$6.01	1.19%
Class T Shares	$1,000.00	$1,000.40	$4.55	$1,000.00	$1,020.45	$4.60	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – 95.9%
Electronic Equipment, Instruments & Components – 1.8%
Amphenol Corp	393,819	$28,701,529
Cognex Corp	261,227	11,029,004
Keysight Technologies Inc*	115,019	9,624,790
TE Connectivity Ltd	165,415	10,417,837
		59,773,160
Entertainment – 1.9%
Netflix Inc*	165,018	61,964,259
Equity Real Estate Investment Trusts (REITs) – 5.1%
American Tower Corp	232,078	50,534,985
Crown Castle International Corp	322,223	46,529,001
Equinix Inc	114,971	71,807,438
		168,871,424
Information Technology Services – 11.0%
Adyen NV (144A)*	13,507	11,428,204
Fidelity National Information Services Inc	616,100	74,942,404
Global Payments Inc	126,445	18,237,162
GoDaddy Inc*	304,571	17,394,050
Mastercard Inc	534,794	129,184,839
Okta Inc*	185,092	22,629,348
PayPal Holdings Inc*	137,857	13,198,429
Twilio Inc*	79,209	7,088,413
Visa Inc	291,845	47,022,066
WEX Inc*	88,420	9,244,311
Wix.com Ltd*	133,328	13,442,129
		363,811,355
Interactive Media & Services – 8.0%
Alphabet Inc - Class C*	64,701	75,234,970
Facebook Inc*	462,881	77,208,551
Match Group Inc*,#	285,334	18,843,457
Tencent Holdings Ltd	1,902,500	92,771,883
		264,058,861
Internet & Direct Marketing Retail – 10.7%
Alibaba Group Holding Ltd (ADR)*	641,994	124,854,993
Amazon.com Inc*	92,650	180,641,558
Etsy Inc*	242,126	9,307,323
Meituan Dianping*	945,700	11,349,261
MercadoLibre Inc*	56,461	27,585,715
		353,738,850
Media – 0.5%
Liberty Broadband Corp*	138,711	15,358,082
Professional Services – 1.1%
CoStar Group Inc*	60,807	35,706,479
Semiconductor & Semiconductor Equipment – 20.8%
ASML Holding NV	488,941	129,905,489
Cree Inc*	181,248	6,427,054
KLA Corp	196,263	28,210,844
Lam Research Corp	269,783	64,747,920
Microchip Technology Inc	933,446	63,287,639
Micron Technology Inc*	1,161,362	48,846,886
NVIDIA Corp	318,232	83,885,955
ON Semiconductor Corp*	507,233	6,309,979
Silicon Laboratories, Inc.*	49,386	4,218,058
Taiwan Semiconductor Manufacturing Co Ltd	10,978,000	98,010,840
Texas Instruments Inc	1,201,337	120,049,606
Xilinx Inc	452,986	35,305,729
		689,205,999
Software – 29.1%
Adobe Inc*	472,249	150,288,522
Atlassian Corp PLC*	209,840	28,802,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Software – (continued)
Autodesk Inc*	230,780	$36,024,758
Avalara Inc*	365,808	27,289,277
Cadence Design Systems Inc*	1,123,850	74,219,054
Ceridian HCM Holding Inc*	180,548	9,040,038
Constellation Software Inc/Canada	26,362	23,962,423
Guidewire Software Inc*	171,648	13,613,403
Intuit Inc	78,979	18,165,170
Medallia Inc*	519,962	10,420,039
Microsoft Corp	1,764,985	278,355,784
Nice Ltd (ADR)*	145,373	20,869,748
Paylocity Holding Corp*	65,870	5,817,638
RealPage Inc*	235,970	12,489,892
RingCentral Inc*	59,107	12,525,364
SailPoint Technologies Holding Inc*	828,170	12,604,747
salesforce.com Inc*	905,699	130,402,542
ServiceNow Inc*	25,654	7,351,923
Tyler Technologies Inc*	84,301	25,000,305
Zendesk Inc*	1,023,778	65,532,030
		962,775,295
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc	669,882	170,344,294
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	340,845	28,596,896
Total Common Stocks (cost $2,188,302,083)		3,174,204,954
Preferred Stocks – 0.2%
Software – 0.2%
Magic Leap Inc - Series D*,¢,§ (cost $9,160,263)	339,269	7,511,416
Investment Companies – 3.9%
Money Markets – 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $128,141,240)	128,119,559	128,145,183
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	9,978,351	9,978,351
Time Deposits – 0.1%
Royal Bank of Canada, 0.0100%, 4/1/20	$2,494,588	2,494,588
Total Investments Purchased with Cash Collateral from Securities Lending (cost $12,472,939)		12,472,939
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Morgan Stanley:
Apple Inc,
Notional amount $3,390,572, premiums paid $6,110,640, unrealized depreciation $(2,720,068), exercise price $300.00, expires 9/18/20* (premiums paid $6,110,640)	4,000	3,390,572
Total Investments (total cost $2,344,187,165) – 100.5%		3,325,725,064
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(15,315,839)
Net Assets – 100%		$3,310,409,225

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,742,741,741	82.5%
China	228,976,137	6.9
Netherlands	141,333,693	4.3
Taiwan	98,010,840	2.9
Israel	34,311,877	1.0
Australia	28,802,638	0.9
Brazil	27,585,715	0.8
Canada	23,962,423	0.7

Total	$3,325,725,064	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$704,452	$(4,582)	$3,943	$128,145,183
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	217,276∆	-	-	9,978,351
Total Affiliated Investments - 4.2%	$921,728	$(4,582)	$3,943	$138,123,534

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	63,537,810	465,807,264	(401,199,252)	128,145,183
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	65,997,367	(56,019,016)	9,978,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Morgan Stanley:

Apple Inc	4,000	230.00	USD	9/18/20	$(6,897,821)	$9,951,760	$3,053,939	$(6,897,821)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Equity Contracts
Asset Derivatives:
Purchased options, at value	$3,390,572

Liability Derivatives:
Options written, at value	$6,897,821

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$289,766	$ -	$ 289,766
Purchased options contracts	-	(1,873,292)	(1,873,292)
Written options contracts	-	1,660,091	1,660,091

Total	$289,766	$ (213,201)	$ 76,565

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ (59,551)	$ -	$ (59,551)
Purchased options contracts	-	(2,720,068)	(2,720,068)
Written options contracts	-	3,053,939	3,053,939

Total	$ (59,551)	$ 333,871	$ 274,320

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

March 31, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 10,689,673
Purchased options contracts, call	484,367
Written options contracts, put	985,403

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $11,428,204, which represents 0.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,160,263	$7,511,416	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$352,383,151	$11,428,204	$-
Interactive Media & Services	171,286,978	92,771,883	-
Internet & Direct Marketing Retail	342,389,589	11,349,261	-
Semiconductor & Semiconductor Equipment	461,289,670	227,916,329	-
All Other	1,503,389,889	-	-
Preferred Stocks	-	-	7,511,416
Investment Companies	-	128,145,183	-
Investments Purchased with Cash Collateral from Securities Lending	-	12,472,939	-
OTC Purchased Options – Calls	-	3,390,572	-
Total Assets	$2,830,739,277	$487,474,371	$7,511,416
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$6,897,821	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$3,184,210,958
Affiliated investments, at value(3)	138,123,534
Purchased options, at value(4)	3,390,572
Cash	2,579,835
Deposits with brokers for OTC derivatives	5,990,000
Closed foreign currency contracts	2,957
Non-interested Trustees' deferred compensation	65,203
Receivables:
Investments sold	13,725,983
Fund shares sold	11,981,828
Dividends	1,528,800
Dividends from affiliates	95,441
Foreign tax reclaims	4,834
Other assets	75,980
Total Assets	3,361,775,925
Liabilities:
Foreign cash due to custodian	1,728
Collateral for securities loaned (Note 3)	12,472,939
Options written, at value(5)	6,897,821
Closed foreign currency contracts	122,968
Payables:	—
Investments purchased	21,620,544
Fund shares repurchased	7,474,132
Advisory fees	1,827,940
Transfer agent fees and expenses	516,510
12b-1 Distribution and shareholder servicing fees	91,305
Non-interested Trustees' deferred compensation fees	65,203
Professional fees	37,879
Non-interested Trustees' fees and expenses	20,442
Custodian fees	12,725
Affiliated fund administration fees payable	7,140
Accrued expenses and other payables	197,424
Total Liabilities	51,366,700
Net Assets	$3,310,409,225

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,161,774,502
Total distributable earnings (loss)	1,148,634,723
Total Net Assets	$3,310,409,225
Net Assets - Class A Shares	$165,499,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,909,405
Net Asset Value Per Share(6)	$33.71
Maximum Offering Price Per Share(7)	$35.77
Net Assets - Class C Shares	$60,591,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,011,714
Net Asset Value Per Share(6)	$30.12
Net Assets - Class D Shares	$1,555,327,761
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,897,963
Net Asset Value Per Share	$34.64
Net Assets - Class I Shares	$478,261,742
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,676,440
Net Asset Value Per Share	$34.97
Net Assets - Class N Shares	$57,869,072
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,674,129
Net Asset Value Per Share	$34.57
Net Assets - Class S Shares	$11,115,511
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	336,532
Net Asset Value Per Share	$33.03
Net Assets - Class T Shares	$981,744,222
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,558,817
Net Asset Value Per Share	$34.38

(1) Includes cost of $2,199,956,934.

(2) Includes $12,189,343 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $138,119,591.

(4) Premiums paid of $6,110,640.

(5) Premiums received $9,951,760.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$13,066,857
Dividends from affiliates	704,452
Affiliated securities lending income, net	217,276
Unaffiliated securities lending income, net	12,359
Other income	14
Foreign tax withheld	(596,774)
Total Investment Income	13,404,184
Expenses:
Advisory fees	11,555,021
12b-1 Distribution and shareholder servicing fees:
Class A Shares	235,335
Class C Shares	313,629
Class S Shares	14,711
Transfer agent administrative fees and expenses:
Class D Shares	1,030,007
Class S Shares	14,711
Class T Shares	1,326,093
Transfer agent networking and omnibus fees:
Class A Shares	67,027
Class C Shares	21,903
Class I Shares	198,283
Other transfer agent fees and expenses:
Class A Shares	7,759
Class C Shares	2,668
Class D Shares	123,618
Class I Shares	11,240
Class N Shares	844
Class S Shares	89
Class T Shares	5,754
Shareholder reports expense	141,853
Registration fees	74,950
Affiliated fund administration fees	45,136
Custodian fees	41,100
Non-interested Trustees’ fees and expenses	40,200
Professional fees	37,793
Other expenses	123,640
Total Expenses	15,433,364
Less: Excess Expense Reimbursement and Waivers	(40,110)
Net Expenses	15,393,254
Net Investment Income/(Loss)	(1,989,070)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology and Innovation Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$166,505,389
Investments in affiliates	(4,582)
Purchased options contracts	(1,873,292)
Forward foreign currency exchange contracts	289,766
Written options contracts	1,660,091
Total Net Realized Gain/(Loss) on Investments	166,577,372
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(188,855,977)
Investments in affiliates	3,943
Purchased options contracts	(2,720,068)
Forward foreign currency exchange contracts	(59,551)
Written options contracts	3,053,939
Total Change in Unrealized Net Appreciation/Depreciation	(188,577,714)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(23,989,412)

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(1,989,070)	$(354,226)
Net realized gain/(loss) on investments	166,577,372	294,246,381
Change in unrealized net appreciation/depreciation	(188,577,714)	(83,548,175)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,989,412)	210,343,980
Dividends and Distributions to Shareholders
Class A Shares	(15,779,816)	(7,887,034)
Class C Shares	(6,310,449)	(3,926,790)
Class D Shares	(141,340,841)	(79,638,624)
Class I Shares	(39,002,202)	(17,703,668)
Class N Shares	(4,258,121)	(1,234,713)
Class S Shares	(1,103,803)	(402,800)
Class T Shares	(85,139,222)	(45,686,924)
Net Decrease from Dividends and Distributions to Shareholders	(292,934,454)	(156,480,553)
Capital Share Transactions:
Class A Shares	8,716,003	29,360,235
Class C Shares	2,776,601	(23,016,668)
Class D Shares	93,505,447	1,088,976
Class I Shares	105,379,620	56,347,612
Class N Shares	22,982,084	18,680,763
Class S Shares	3,336,068	2,331,414
Class T Shares	144,759,555	(32,310,371)
Net Increase/(Decrease) from Capital Share Transactions	381,455,378	52,481,961
Net Increase/(Decrease) in Net Assets	64,531,512	106,345,388
Net Assets:
Beginning of period	3,245,877,713	3,139,532,325
End of period	$3,310,409,225	$3,245,877,713

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.72	$36.33	$29.11	$24.11	$20.80	$24.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.05)	(0.05)	(0.05)	(0.04)	—(2)
Net realized and unrealized gain/(loss)	0.37(3)	2.33	8.45	7.29	5.03	0.44
Total from Investment Operations	0.32	2.28	8.40	7.24	4.99	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—	(0.04)	—
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.68)	(3.85)
Net Asset Value, End of Period	$33.71	$36.72	$36.33	$29.11	$24.11	$20.80
Total Return*	(0.01)%	7.70%	29.63%	31.84%	25.20%	1.63%
Net Assets, End of Period (in thousands)	$165,500	$172,237	$136,689	$107,783	$12,832	$9,423
Average Net Assets for the Period (in thousands)	$188,268	$151,979	$125,207	$44,671	$11,091	$10,126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	1.00%	1.03%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	1.00%	1.03%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.14)%	(0.16)%	(0.18)%	(0.20)%	0.01%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.24	$33.31	$26.96	$22.63	$19.70	$23.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.26)	(0.27)	(0.23)	(0.18)	(0.14)
Net realized and unrealized gain/(loss)	0.37(3)	2.08	7.80	6.80	4.75	0.43
Total from Investment Operations	0.21	1.82	7.53	6.57	4.57	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Net Asset Value, End of Period	$30.12	$33.24	$33.31	$26.96	$22.63	$19.70
Total Return*	(0.36)%	6.97%	28.73%	30.91%	24.39%	0.97%
Net Assets, End of Period (in thousands)	$60,591	$64,636	$89,817	$70,002	$5,992	$4,702
Average Net Assets for the Period (in thousands)	$67,737	$66,888	$79,328	$27,163	$5,295	$4,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.70%	1.72%	1.77%	1.75%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.70%	1.72%	1.77%	1.75%	1.72%
Ratio of Net Investment Income/(Loss)	(0.92)%	(0.85)%	(0.88)%	(0.91)%	(0.87)%	(0.64)%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.62	$37.14	$29.69	$24.50	$21.11	$24.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.01	—(2)	—(2)	—(2)	0.04
Net realized and unrealized gain/(loss)	0.36(3)	2.40	8.63	7.43	5.11	0.46
Total from Investment Operations	0.35	2.41	8.63	7.43	5.11	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—(2)	—	(0.08)	(0.03)
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.93)	(1.18)	(2.24)	(1.72)	(3.88)
Net Asset Value, End of Period	$34.64	$37.62	$37.14	$29.69	$24.50	$21.11
Total Return*	0.07%	7.91%	29.84%	32.12%	25.41%	1.87%
Net Assets, End of Period (in thousands)	$1,555,328	$1,603,112	$1,570,846	$1,147,818	$805,754	$669,625
Average Net Assets for the Period (in thousands)	$1,738,638	$1,501,953	$1,400,342	$958,246	$716,771	$727,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	0.83%	0.85%	0.88%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.83%	0.85%	0.88%	0.90%
Ratio of Net Investment Income/(Loss)	(0.06)%	0.03%	0.01%	(0.01)%	0.00%(4)	0.20%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.94	$37.45	$29.91	$24.65	$21.23	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.04	0.04	0.03	0.02	0.07
Net realized and unrealized gain/(loss)	0.36(3)	2.41	8.69	7.47	5.15	0.44
Total from Investment Operations	0.36	2.45	8.73	7.50	5.17	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.01)	—	(0.11)	(0.05)
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.96)	(1.19)	(2.24)	(1.75)	(3.90)
Net Asset Value, End of Period	$34.97	$37.94	$37.45	$29.91	$24.65	$21.23
Total Return*	0.10%	7.97%	29.97%	32.21%	25.58%	1.92%
Net Assets, End of Period (in thousands)	$478,262	$418,834	$353,236	$176,639	$41,814	$21,748
Average Net Assets for the Period (in thousands)	$489,782	$356,404	$248,537	$85,627	$28,300	$19,837
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.75%	0.75%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.75%	0.75%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.11%	0.10%	0.10%	0.08%	0.30%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$37.52	$37.05	$29.59	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.07	0.06	0.05
Net realized and unrealized gain/(loss)	0.37(3)	2.37	8.60	6.04
Total from Investment Operations	0.38	2.44	8.66	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.02)	—
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(1.12)
Total Dividends and Distributions	(3.33)	(1.97)	(1.20)	(1.12)
Net Asset Value, End of Period	$34.57	$37.52	$37.05	$29.59
Total Return*	0.15%	8.06%	30.04%	25.10%
Net Assets, End of Period (in thousands)	$57,869	$41,043	$20,522	$6,091
Average Net Assets for the Period (in thousands)	$53,876	$28,002	$11,360	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.08%	0.19%	0.17%	0.28%
Portfolio Turnover Rate	19%	36%	20%	30%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$36.07	$35.79	$28.75	$23.87	$20.62	$24.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.08)	(0.12)	(0.12)	(0.08)	(0.07)	(0.02)
Net realized and unrealized gain/(loss)	0.37(3)	2.29	8.34	7.20	4.99	0.45
Total from Investment Operations	0.29	2.17	8.22	7.12	4.92	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.03)	—
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.89)	(1.18)	(2.24)	(1.67)	(3.85)
Net Asset Value, End of Period	$33.03	$36.07	$35.79	$28.75	$23.87	$20.62
Total Return*	(0.10)%	7.49%	29.36%	31.65%	25.07%	1.59%
Net Assets, End of Period (in thousands)	$11,116	$9,084	$6,628	$4,951	$5,935	$3,202
Average Net Assets for the Period (in thousands)	$11,769	$7,654	$6,405	$6,495	$4,320	$2,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.22%	1.20%	1.18%	1.21%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.22%	1.19%	1.18%	1.21%	1.20%
Ratio of Net Investment Income/(Loss)	(0.44)%	(0.35)%	(0.36)%	(0.32)%	(0.34)%	(0.11)%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.37	$36.91	$29.54	$24.41	$21.04	$24.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.02)	(0.03)	(0.02)	(0.01)	0.04
Net realized and unrealized gain/(loss)	0.37(2)	2.39	8.58	7.39	5.09	0.46
Total from Investment Operations	0.34	2.37	8.55	7.37	5.08	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—	—	(0.07)	(0.02)
Distributions (from capital gains)	(3.33)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)
Total Dividends and Distributions	(3.33)	(1.91)	(1.18)	(2.24)	(1.71)	(3.87)
Net Asset Value, End of Period	$34.38	$37.37	$36.91	$29.54	$24.41	$21.04
Total Return*	0.04%	7.82%	29.70%	31.99%	25.37%	1.87%
Net Assets, End of Period (in thousands)	$981,744	$936,931	$961,794	$601,485	$394,705	$314,403
Average Net Assets for the Period (in thousands)	$1,060,874	$869,267	$812,197	$477,426	$339,697	$335,533
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	0.92%	0.93%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.92%	0.93%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.06)%	(0.08)%	(0.09)%	(0.06)%	0.16%
Portfolio Turnover Rate	19%	36%	20%	30%	42%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology and Innovation Fund (formerly named Janus Henderson Global Technology Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

24	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	25

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

26	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund	27

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

28	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward foreign currency exchange contracts held at March 31, 2020.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

Janus Investment Fund	29

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$12,189,343	$—	$(12,189,343)	$—
Morgan Stanley	3,390,572	(3,390,572)	—	—

Total	$15,579,915	$(3,390,572)	$(12,189,343)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Morgan Stanley	$6,897,821	$(3,390,572)	$—	$3,507,249

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular

32	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $12,189,343. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $12,472,939, resulting in the net amount due to the counterparty of $283,596.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. The previous expense limit (until February 1, 2020) was 0.82%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $48,704.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,871.

36	MARCH 31, 2020

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,345,614,168	$1,041,618,846	$(61,507,950)	$ 980,110,896

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (9,951,760)	$ 3,053,939	$ -	$ 3,053,939

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	947,593	$ 36,703,467	1,724,341	$ 57,484,020
Reinvested dividends and distributions	376,220	14,074,375	250,269	7,217,760
Shares repurchased	(1,104,662)	(42,061,839)	(1,046,980)	(35,341,545)
Net Increase/(Decrease)	219,151	$ 8,716,003	927,630	$ 29,360,235
Class C Shares:
Shares sold	673,660	$ 24,228,556	384,302	$ 11,590,976
Reinvested dividends and distributions	156,212	5,231,530	127,387	3,342,646
Shares repurchased	(762,813)	(26,683,485)	(1,263,774)	(37,950,290)
Net Increase/(Decrease)	67,059	$ 2,776,601	(752,085)	$ (23,016,668)
Class D Shares:
Shares sold	3,415,891	$131,742,758	3,526,031	$122,568,064
Reinvested dividends and distributions	3,594,157	138,087,523	2,638,837	77,872,081
Shares repurchased	(4,725,745)	(176,324,834)	(5,845,206)	(199,351,169)
Net Increase/(Decrease)	2,284,303	$ 93,505,447	319,662	$ 1,088,976
Class I Shares:
Shares sold	4,984,669	$194,036,570	4,826,806	$168,151,928
Reinvested dividends and distributions	868,550	33,682,364	515,259	15,323,799
Shares repurchased	(3,216,643)	(122,339,314)	(3,735,243)	(127,128,115)
Net Increase/(Decrease)	2,636,576	$105,379,620	1,606,822	$ 56,347,612
Class N Shares:
Shares sold	756,608	$ 29,487,690	745,526	$ 26,062,664
Reinvested dividends and distributions	111,091	4,258,121	42,011	1,234,713
Shares repurchased	(287,474)	(10,763,727)	(247,527)	(8,616,614)
Net Increase/(Decrease)	580,225	$ 22,982,084	540,010	$ 18,680,763
Class S Shares:
Shares sold	154,370	$ 5,897,007	152,052	$ 5,127,487
Reinvested dividends and distributions	30,093	1,103,803	14,193	402,800
Shares repurchased	(99,745)	(3,664,742)	(99,616)	(3,198,873)
Net Increase/(Decrease)	84,718	$ 3,336,068	66,629	$ 2,331,414
Class T Shares:
Shares sold	7,705,961	$299,737,354	6,032,089	$209,965,980
Reinvested dividends and distributions	2,183,954	83,296,008	1,528,239	44,823,256
Shares repurchased	(6,401,090)	(238,273,807)	(8,544,930)	(287,099,607)
Net Increase/(Decrease)	3,488,825	$144,759,555	(984,602)	$ (32,310,371)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$667,979,883	$ 651,592,520	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

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Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93047 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Global Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Value Fund

Janus Henderson Global Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE

The Janus Henderson Global Value Fund’s Class I Shares returned -19.04% over the six-month period ended March 31, 2020. It underperformed its primary benchmark, the MSCI World IndexSM, which returned -14.30%, as well as its secondary benchmark, the MSCI All Country World IndexSM, which returned -14.33%.

INVESTMENT ENVIRONMENT

Over the six-month period, equities showed extremely mixed performance. The market rallied strongly into calendar year end, with positives including a trade deal with China, increased clarity regarding Brexit, strong employment numbers and optimism about strong consumer spending during the holidays. The market environment was risk-on, led by cyclical stocks and higher-beta equities. Multiple expansion was the main driver, however, suggesting elevated downside risk.

In the second half of the period, the nearly 11-year bull run in global equity markets finally snapped. The COVID-19 coronavirus pandemic brought large swaths of the global economy to a screeching halt, and a price war between Saudi Arabia and Russia caused a massive collapse in the price of oil. Global recession loomed, while financial markets witnessed trading halts, wild intraday stock price swings and liquidity issues. Governments and central banks unleashed massive fiscal and monetary stimulus to help businesses and individuals mitigate the severe consequences of economies shutting down.

Heading into 2020, we held the view that equity valuations were stretched on a variety of measures, but the selling in the latter part of the period left few sectors unscathed.

PERFORMANCE DISCUSSION

Over the period, growth stocks outperformed value by a meaningful margin, which hindered the performance of our value-oriented strategy. Stock selection was the primary driver of relative underperformance, particularly in financials, information technology and consumer discretionary. We remain of the view that U.S.-based financials are very well capitalized compared to the 2008 Global Financial Crisis. Even amid declining interest rates and deteriorating macro fundamentals, we remain surprised by the negative share price reaction across the entire sector. We have taken the market turbulence as an opportunity to consolidate our holdings in our greatest-conviction ideas. Our position in diversified banking giant Wells Fargo detracted amid generally indiscriminate selling across financials. Similarly, consumer credit card issuer Synchrony Financial lagged on fears of falling consumer spending. We continue to like both positions.

Information technology was among the Fund’s top detractors at the sector level due to stock selection and especially our underweight. The tech sector experienced sustained and significant outperformance during the six-month period as well as over the past several years. We remain skeptical of richly valued growth stocks being able to sustain such high valuations in a deteriorating economic environment, but we acknowledge the sector was a relative outperformer during a significant downdraft.

Traditionally defensive sectors also tended to outperform over the period. Health care was the Fund’s and the benchmark’s top-performing sector, and Johnson & Johnson, which rallied toward the end of 2019 on easing liability concerns from its exposure to opioid and talc litigation, was among our top contributors to relative performance along with pharmaceutical giants Roche and Pfizer. Our underweight in energy contributed positively given the precipitous drop in the underlying commodity. Our holdings in industrials also were additive.

From a geographic perspective, our holdings in Switzerland and Japan contributed on a relative basis, the former largely reflecting our defensive positions in pharmaceuticals and food and beverage. Holdings in the U.S. and the UK hindered results, the former’s

Janus Investment Fund	1

Janus Henderson Global Value Fund (unaudited)

underperformance driven mainly by previously mentioned financials.

During the period we initiated two new U.S.-based positions: an industrial conglomerate with market-leading positions across a host of growing end markets and a dominant provider of networking and communication equipment. Additionally, we initiated three new Japan-based positions: a provider of surgical equipment kits, a provider of beds to the health care industry and a manufacturer of commercial refrigeration systems. We added to several of our greater-conviction ideas, funding them in part by reductions in stronger relative performers. We continue to seek securities with favorable reward-to-risk ratios, and we are taking a balanced approach to both resilient and more beleaguered end markets, with a goal of enhancing overall portfolio quality.

OUTLOOK

The first quarter revealed the fragility of financial markets worldwide as a global pandemic, unprecedented in modern times, likely has pushed most of the world’s economies into recession. Since many developed economies are driven by consumption versus production, the mandated social distancing and sheltering required to combat the spread of COVID-19 have a material chilling effect. As a result, general economic activity and corporate earnings are likely entering a valley in much of the world. We do not know how deep or how sustained this decline will be, but we do have conviction that the virus eventually will be contained through some combination of collective immunity and/or medical intervention. We believe the Fund will show particular strength should the decline worsen, consistent with our defensive positioning and history of losing less than the market and peers in all the significant drawdowns over the past nearly seven years since inception and prior to the current period. The upside potential in our portfolio is higher than it has been in many years.

Our team is actively reviewing our existing holdings for new risks and searching for new investments. Specifically, we are assessing our holdings’ ability to endure a period of significant uncertainty marked by potentially dramatic revenue declines and limited access to funding markets. We are also reassessing credit, liability and other risks that have been newly triggered by COVID-19 and the related economic standstill. We continue to pursue a defensive-minded approach in this volatile moment with a pronounced emphasis on quality.

Thank you for your co-investment and continued confidence in Perkins Investment Management.

2	MARCH 31, 2020

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Johnson & Johnson	4.16%	0.51%	Wells Fargo & Co	3.83%	-1.00%
Roche Holding AG	1.94%	0.38%	Synchrony Financial	1.93%	-0.82%
Z Holdings Corp	0.84%	0.32%	Fifth Third Bancorp	1.30%	-0.45%
Alphabet Inc - Class A	4.03%	0.26%	Bank of Ireland Group PLC	1.09%	-0.38%
Pfizer Inc	3.81%	0.24%	Two Harbors Investment Corp	0.72%	-0.37%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Other**	1.36%	7.18%	0.00%
	Energy	0.63%	2.61%	4.61%
	Health Care	0.34%	16.85%	13.03%
	Industrials	0.33%	9.73%	10.96%
	Real Estate	0.25%	4.38%	3.30%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-3.42%	16.93%	15.33%
	Information Technology	-2.48%	8.02%	17.60%
	Consumer Discretionary	-0.73%	7.67%	10.35%
	Utilities	-0.36%	2.80%	3.53%
	Communication Services	-0.32%	9.38%	8.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Johnson & Johnson
Pharmaceuticals	5.0%
Pfizer Inc
Pharmaceuticals	4.6%
Alphabet Inc - Class A
Interactive Media & Services	4.5%
Oracle Corp
Software	4.2%
Public Storage
Equity Real Estate Investment Trusts (REITs)	4.0%
22.3%

Asset Allocation - (% of Net Assets)
Common Stocks	95.4%
Repurchase Agreements	4.3%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-19.19%	-17.92%	-0.28%	4.35%	4.76%	1.01%
Class A Shares at MOP	-23.84%	-22.66%	-1.45%	3.73%	4.43%
Class C Shares at NAV	-19.43%	-18.43%	-0.99%	3.67%	4.04%	1.78%
Class C Shares at CDSC	-20.19%	-19.20%	-0.99%	3.67%	4.04%
Class D Shares(1)	-19.03%	-17.65%	-0.09%	4.53%	4.97%	0.81%
Class I Shares	-19.04%	-17.64%	-0.03%	4.59%	4.98%	1.02%
Class N Shares	-19.01%	-17.60%	0.05%	4.65%	5.03%	0.74%
Class S Shares	-20.17%	-19.83%	-1.39%	3.69%	4.38%	3.48%
Class T Shares	-19.11%	-17.73%	-0.15%	4.47%	4.94%	0.88%
MSCI World Index	-14.30%	-10.39%	3.25%	6.57%	4.90%
MSCI All Country World Index	-14.33%	-11.26%	2.85%	5.88%	4.94%
Morningstar Quartile - Class T Shares	-	4th	4th	3rd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	784/892	607/732	391/521	166/291

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Global Value Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$808.10	$4.48	$1,000.00	$1,020.05	$5.00	0.99%
Class C Shares	$1,000.00	$805.70	$7.72	$1,000.00	$1,016.45	$8.62	1.71%
Class D Shares	$1,000.00	$809.70	$3.57	$1,000.00	$1,021.05	$3.99	0.79%
Class I Shares	$1,000.00	$809.60	$3.21	$1,000.00	$1,021.45	$3.59	0.71%
Class N Shares	$1,000.00	$809.90	$3.21	$1,000.00	$1,021.45	$3.59	0.71%
Class S Shares	$1,000.00	$798.30	$15.56	$1,000.00	$1,007.70	$17.37	3.46%
Class T Shares	$1,000.00	$808.90	$3.89	$1,000.00	$1,020.70	$4.34	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 3.0%
BAE Systems PLC	393,084	$2,535,829
Meggitt PLC	144,739	524,213
		3,060,042
Automobiles – 5.2%
Bayerische Motoren Werke AG	34,153	1,792,542
Honda Motor Co Ltd	110,500	2,485,461
Hyundai Motor Co	14,010	1,009,612
		5,287,615
Banks – 6.1%
Bank of Ireland Group PLC	325,339	614,466
Cadence BanCorp	50,126	328,325
Fifth Third Bancorp	73,740	1,095,039
Lloyds Banking Group PLC	2,231,308	879,693
Royal Bank of Scotland Group PLC	252,578	352,227
Wells Fargo & Co	105,493	3,027,649
		6,297,399
Beverages – 3.5%
Coca-Cola Co	28,430	1,258,027
Diageo PLC	16,338	523,160
PepsiCo Inc	11,608	1,394,121
Stock Spirits Group PLC	198,966	405,134
		3,580,442
Chemicals – 0.7%
Mosaic Co	20,723	224,223
Tikkurila Oyj	40,193	447,235
		671,458
Commercial Services & Supplies – 0.5%
Daiseki Co Ltd	15,300	325,343
Secom Joshinetsu Co Ltd	5,795	181,255
		506,598
Communications Equipment – 1.0%
Cisco Systems Inc	15,439	606,907
Icom Inc	17,300	412,046
		1,018,953
Consumer Finance – 1.7%
Ally Financial Inc	24,458	352,929
Synchrony Financial	88,516	1,424,222
		1,777,151
Containers & Packaging – 0.9%
Amcor PLC	107,975	875,600
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	30,721	126,177
Diversified Telecommunication Services – 2.7%
Bharti Infratel Ltd	466,509	977,286
Singapore Telecommunications Ltd	998,600	1,786,261
		2,763,547
Electric Utilities – 2.8%
Exelon Corp	41,730	1,536,081
PPL Corp	54,146	1,336,323
		2,872,404
Electrical Equipment – 0.5%
Cosel Co Ltd	53,646	490,193
Electronic Equipment, Instruments & Components – 1.0%
Celestica Inc*	105,001	367,503
Hirose Electric Co Ltd	6,500	674,268
		1,041,771
Equity Real Estate Investment Trusts (REITs) – 4.0%
Public Storage	20,425	4,056,609

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 0.6%
Qol Holdings Co Ltd	53,700	$658,583
Food Products – 4.7%
Danone SA	29,158	1,880,018
Nestle SA (REG)	19,234	1,983,238
Orkla ASA	113,033	968,805
		4,832,061
Health Care Equipment & Supplies – 0.8%
Hogy Medical Co Ltd	18,000	562,161
Paramount Bed Holdings Co Ltd	7,200	298,360
		860,521
Health Care Providers & Services – 1.5%
BML Inc	34,600	927,900
Toho Holdings Co Ltd	28,900	607,556
		1,535,456
Hotels, Restaurants & Leisure – 1.1%
Grand Korea Leisure Co Ltd	48,855	536,241
Kangwon Land Inc	34,581	555,967
		1,092,208
Household Products – 0.5%
Procter & Gamble Co	4,997	549,670
Industrial Conglomerates – 1.9%
CK Hutchison Holdings Ltd	174,500	1,170,288
Honeywell International Inc	5,945	795,382
		1,965,670
Information Technology Services – 2.7%
Cognizant Technology Solutions Corp	50,711	2,356,540
Transcosmos Inc	22,300	395,068
		2,751,608
Insurance – 5.0%
Chubb Ltd	12,892	1,439,907
Hartford Financial Services Group Inc	40,232	1,417,776
RenaissanceRe Holdings Ltd	11,400	1,702,248
Sompo Holdings Inc	19,100	590,893
		5,150,824
Interactive Media & Services – 4.5%
Alphabet Inc - Class A*	3,966	4,608,294
Machinery – 3.3%
ANDRITZ AG*	25,561	804,075
Asahi Diamond Industrial Co Ltd	31,300	134,292
Ebara Corp	33,800	642,680
Fukushima Industries Corp	12,600	396,732
GEA Group AG	41,196	848,052
Hoshizaki Corp	8,000	601,277
		3,427,108
Media – 0.3%
Grupo Televisa SAB (ADR)	61,649	357,564
Metals & Mining – 0.8%
Yamato Kogyo Co Ltd	46,500	797,901
Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp	28,093	297,224
Multi-Utilities – 0.5%
Engie SA	49,583	512,753
Oil, Gas & Consumable Fuels – 2.2%
BP PLC (ADR)	34,150	832,918
Canadian Natural Resources Ltd	14,066	192,432
Exxon Mobil Corp	19,031	722,607
Royal Dutch Shell PLC	26,509	463,792
		2,211,749

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Personal Products – 3.0%
CLIO Cosmetics Co Ltd	20,516	$310,801
Unilever NV	56,192	2,767,819
		3,078,620
Pharmaceuticals – 18.1%
GlaxoSmithKline PLC	50,708	950,921
Johnson & Johnson	39,053	5,121,020
Novartis AG	26,593	2,198,693
Pfizer Inc	145,022	4,733,518
Roche Holding AG	7,840	2,549,954
Sanofi	33,722	2,968,096
		18,522,202
Professional Services – 0.6%
Bureau Veritas SA	30,620	581,853
Real Estate Management & Development – 1.6%
CK Asset Holdings Ltd	161,975	881,211
Foxtons Group PLC*	663,209	333,085
LSL Property Services PLC	213,523	442,348
		1,656,644
Software – 4.2%
Oracle Corp	89,130	4,307,653
Specialty Retail – 0.2%
Lookers PLC	732,124	146,174
Vertu Motors PLC	413,515	105,803
		251,977
Textiles, Apparel & Luxury Goods – 1.1%
Cie Financiere Richemont SA	21,528	1,180,324
Tobacco – 0.7%
Scandinavian Tobacco Group A/S (144A)	71,586	723,433
Trading Companies & Distributors – 0.4%
Travis Perkins PLC	36,843	402,094
Wireless Telecommunication Services – 1.1%
Vodafone Group PLC	796,808	1,112,803
Total Common Stocks (cost $107,922,052)		97,852,756
Repurchase Agreements – 4.3%
ING Financial Markets LLC, Joint repurchase agreement, 0.0100%, dated 3/31/20, maturing 4/1/20 to be repurchased at $4,400,001 collateralized by $4,249,695 in U.S. Treasuries 0% - 2.8750%, 4/23/20 - 8/15/45 with a value of $4,488,007 (cost $4,400,000)	$4,400,000	4,400,000
Total Investments (total cost $112,322,052) – 99.7%		102,252,756
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		301,453
Net Assets – 100%		$102,554,209

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$49,967,894	48.9%
Japan	11,308,146	11.1
United Kingdom	10,010,194	9.8
Switzerland	7,912,209	7.7
France	5,942,720	5.8
Netherlands	2,767,819	2.7
Germany	2,640,594	2.6
South Korea	2,412,621	2.4
Hong Kong	2,051,499	2.0
Singapore	1,786,261	1.7
India	977,286	1.0
Norway	968,805	0.9
Austria	804,075	0.8
Denmark	723,433	0.7
Ireland	614,466	0.6
Canada	559,935	0.5
Finland	447,235	0.4
Mexico	357,564	0.4

Total	$102,252,756	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $723,433, which represents 0.7% of net assets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$4,451,013	$1,846,386	$-
Beverages	2,652,148	928,294	-
Chemicals	224,223	447,235	-
Communications Equipment	606,907	412,046	-
Consumer Finance	1,777,151	-	-
Electric Utilities	2,872,404	-	-
Electronic Equipment, Instruments & Components	367,503	674,268	-
Equity Real Estate Investment Trusts (REITs)	4,056,609	-	-
Household Products	549,670	-	-
Industrial Conglomerates	795,382	1,170,288	-
Information Technology Services	2,356,540	395,068	-
Insurance	4,559,931	590,893	-
Interactive Media & Services	4,608,294	-	-
Media	357,564	-	-
Mortgage Real Estate Investment Trusts (REITs)	297,224	-	-
Oil, Gas & Consumable Fuels	1,747,957	463,792	-
Pharmaceuticals	9,854,538	8,667,664	-
Software	4,307,653	-	-
All Other	-	35,814,111	-
Repurchase Agreements	-	4,400,000	-
Total Assets	$46,442,711	$55,810,045	$-

12	MARCH 31, 2020

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Assets:
Investments, at value(1)	$97,852,756
Repurchase agreements, at value(2)	4,400,000
Cash	8,591
Non-interested Trustees' deferred compensation	2,027
Receivables:
Foreign tax reclaims	352,869
Dividends	334,749
Fund shares sold	20,976
Other assets	6,362
Total Assets	102,978,330
Liabilities:
Foreign cash due to custodian	15
Payables:	—
Fund shares repurchased	263,374
Advisory fees	30,643
Professional fees	26,694
Transfer agent fees and expenses	22,490
Postage fees	20,161
Registration fees	17,603
Non-affiliated fund administration fees payable	17,102
Printing fees	13,527
12b-1 Distribution and shareholder servicing fees	3,272
Custodian fees	2,236
Non-interested Trustees' deferred compensation fees	2,027
Non-interested Trustees' fees and expenses	1,177
Affiliated fund administration fees payable	231
Accrued expenses and other payables	3,569
Total Liabilities	424,121
Net Assets	$102,554,209

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$107,450,111
Total distributable earnings (loss)	(4,895,902)
Total Net Assets	$102,554,209
Net Assets - Class A Shares	$3,272,515
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	304,066
Net Asset Value Per Share(3)	$10.76
Maximum Offering Price Per Share(4)	$11.42
Net Assets - Class C Shares	$2,922,962
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	277,409
Net Asset Value Per Share(3)	$10.54
Net Assets - Class D Shares	$60,341,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,558,407
Net Asset Value Per Share	$10.86
Net Assets - Class I Shares	$7,758,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	728,863
Net Asset Value Per Share	$10.65
Net Assets - Class N Shares	$2,462,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	233,022
Net Asset Value Per Share	$10.57
Net Assets - Class S Shares	$83,984
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,865
Net Asset Value Per Share	$10.68
Net Assets - Class T Shares	$25,712,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,372,447
Net Asset Value Per Share	$10.84

(1) Includes cost of $107,922,052.

(2) Includes cost of repurchase agreements of $4,400,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Global Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$2,142,375
Interest	94,370
Other income	48
Foreign tax withheld	(58,453)
Total Investment Income	2,178,340
Expenses:
Advisory fees	408,192
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,358
Class C Shares	17,468
Class S Shares	127
Transfer agent administrative fees and expenses:
Class D Shares	46,359
Class S Shares	155
Class T Shares	43,340
Transfer agent networking and omnibus fees:
Class A Shares	1,110
Class C Shares	1,656
Class I Shares	98,249
Other transfer agent fees and expenses:
Class A Shares	239
Class C Shares	193
Class D Shares	13,178
Class I Shares	1,981
Class N Shares	65
Class S Shares	8
Class T Shares	492
Registration fees	58,499
Non-affiliated fund administration fees	34,210
Shareholder reports expense	24,966
Professional fees	24,482
Custodian fees	4,592
Affiliated fund administration fees	2,265
Non-interested Trustees’ fees and expenses	2,156
Other expenses	8,397
Total Expenses	797,737
Less: Excess Expense Reimbursement and Waivers	(71,692)
Net Expenses	726,045
Net Investment Income/(Loss)	1,452,295
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,330,522
Total Net Realized Gain/(Loss) on Investments	5,330,522
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(30,144,342)
Total Change in Unrealized Net Appreciation/Depreciation	(30,144,342)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(23,361,525)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$1,452,295	$4,490,210
Net realized gain/(loss) on investments	5,330,522	10,702,920
Change in unrealized net appreciation/depreciation	(30,144,342)	(11,251,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,361,525)	3,941,273
Dividends and Distributions to Shareholders
Class A Shares	(323,795)	(285,685)
Class C Shares	(229,433)	(354,262)
Class D Shares	(5,480,790)	(6,602,697)
Class I Shares	(4,616,702)	(6,150,637)
Class N Shares	(198,160)	(211,920)
Class S Shares	(6,502)	(8,896)
Class T Shares	(2,416,040)	(2,858,948)
Net Decrease from Dividends and Distributions to Shareholders	(13,271,422)	(16,473,045)
Capital Share Transactions:
Class A Shares	(433,346)	1,500,920
Class C Shares	(127,053)	(1,099,743)
Class D Shares	734,181	(1,693,410)
Class I Shares	(55,224,745)	(6,807,935)
Class N Shares	559,956	115,485
Class S Shares	(24,745)	12,134
Class T Shares	(1,540,207)	(1,285,276)
Net Increase/(Decrease) from Capital Share Transactions	(56,055,959)	(9,257,825)
Net Increase/(Decrease) in Net Assets	(92,688,906)	(21,789,597)
Net Assets:
Beginning of period	195,243,115	217,032,712
End of period	$102,554,209	$195,243,115

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.24	$15.22	$14.82	$13.26	$13.14	$14.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.30	0.26	0.21	0.24	0.24
Net realized and unrealized gain/(loss)	(2.60)	(0.10)	0.48	1.60	0.52	(0.91)
Total from Investment Operations	(2.49)	0.20	0.74	1.81	0.76	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.27)	(0.27)	(0.25)	(0.26)	(0.26)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(0.99)	(1.18)	(0.34)	(0.25)	(0.64)	(0.83)
Net Asset Value, End of Period	$10.76	$14.24	$15.22	$14.82	$13.26	$13.14
Total Return*	(19.19)%	2.13%	5.01%	13.91%	5.97%	(4.88)%
Net Assets, End of Period (in thousands)	$3,273	$4,685	$3,261	$4,258	$16,995	$22,053
Average Net Assets for the Period (in thousands)	$4,286	$4,309	$3,699	$10,024	$19,829	$25,042
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	0.98%	0.94%	0.96%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	0.98%	0.94%	0.96%	0.96%
Ratio of Net Investment Income/(Loss)	1.51%	2.12%	1.76%	1.56%	1.82%	1.67%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.88	$14.82	$14.47	$12.94	$12.82	$14.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.18	0.15	0.13	0.14	0.13
Net realized and unrealized gain/(loss)	(2.54)	(0.08)	0.46	1.54	0.51	(0.88)
Total from Investment Operations	(2.49)	0.10	0.61	1.67	0.65	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.13)	(0.19)	(0.14)	(0.15)	(0.19)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(0.85)	(1.04)	(0.26)	(0.14)	(0.53)	(0.76)
Net Asset Value, End of Period	$10.54	$13.88	$14.82	$14.47	$12.94	$12.82
Total Return*	(19.43)%	1.38%	4.22%	13.06%	5.21%	(5.52)%
Net Assets, End of Period (in thousands)	$2,923	$3,962	$5,355	$6,907	$9,696	$12,226
Average Net Assets for the Period (in thousands)	$3,762	$4,772	$6,255	$8,103	$11,051	$12,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.75%	1.73%	1.70%	1.69%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.75%	1.73%	1.70%	1.69%	1.68%
Ratio of Net Investment Income/(Loss)	0.79%	1.31%	1.02%	0.94%	1.07%	0.96%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.36	$15.34	$14.97	$13.40	$13.27	$14.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.32	0.29	0.26	0.26	0.25
Net realized and unrealized gain/(loss)	(2.61)	(0.10)	0.49	1.59	0.53	(0.90)
Total from Investment Operations	(2.49)	0.22	0.78	1.85	0.79	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.29)	(0.34)	(0.28)	(0.28)	(0.28)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.01)	(1.20)	(0.41)	(0.28)	(0.66)	(0.85)
Net Asset Value, End of Period	$10.86	$14.36	$15.34	$14.97	$13.40	$13.27
Total Return*	(19.03)%	2.28%	5.26%	14.07%	6.13%	(4.70)%
Net Assets, End of Period (in thousands)	$60,341	$79,366	$85,907	$88,374	$84,954	$88,437
Average Net Assets for the Period (in thousands)	$78,248	$81,432	$88,359	$85,659	$87,657	$98,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.81%	0.80%	0.80%	0.82%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.80%	0.80%	0.82%	0.85%
Ratio of Net Investment Income/(Loss)	1.72%	2.26%	1.92%	1.85%	1.96%	1.77%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.10	$15.08	$14.72	$13.19	$13.07	$14.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.32	0.30	0.28	0.27	0.26
Net realized and unrealized gain/(loss)	(2.55)	(0.10)	0.48	1.55	0.52	(0.88)
Total from Investment Operations	(2.44)	0.22	0.78	1.83	0.79	(0.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.29)	(0.35)	(0.30)	(0.29)	(0.31)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.01)	(1.20)	(0.42)	(0.30)	(0.67)	(0.88)
Net Asset Value, End of Period	$10.65	$14.10	$15.08	$14.72	$13.19	$13.07
Total Return*	(19.04)%	2.33%	5.30%	14.14%	6.26%	(4.60)%
Net Assets, End of Period (in thousands)	$7,759	$68,368	$80,054	$120,781	$34,957	$52,685
Average Net Assets for the Period (in thousands)	$57,024	$72,406	$99,630	$81,508	$42,695	$65,410
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	1.02%	0.96%	0.84%	0.69%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.78%	0.77%	0.78%	0.69%	0.74%
Ratio of Net Investment Income/(Loss)	1.47%	2.28%	1.99%	2.05%	2.10%	1.87%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.01	$15.01	$14.67	$13.14	$13.03	$14.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.32	0.31	0.28	0.28	0.28
Net realized and unrealized gain/(loss)	(2.54)	(0.10)	0.47	1.56	0.52	(0.89)
Total from Investment Operations	(2.42)	0.22	0.78	1.84	0.80	(0.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.31)	(0.37)	(0.31)	(0.31)	(0.31)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.02)	(1.22)	(0.44)	(0.31)	(0.69)	(0.88)
Net Asset Value, End of Period	$10.57	$14.01	$15.01	$14.67	$13.14	$13.03
Total Return*	(19.01)%	2.38%	5.36%	14.28%	6.36%	(4.52)%
Net Assets, End of Period (in thousands)	$2,462	$2,755	$2,796	$2,695	$2,687	$2,755
Average Net Assets for the Period (in thousands)	$2,998	$2,626	$2,780	$2,738	$2,792	$3,297
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.74%	0.67%	0.61%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.67%	0.61%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	1.82%	2.34%	2.07%	2.05%	2.17%	1.98%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.01	$15.25	$15.11	$13.45	$13.31	$14.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.05)	(0.06)	0.22	0.22	0.20
Net realized and unrealized gain/(loss)	(2.59)	(0.10)	0.57	1.61	0.53	(0.89)
Total from Investment Operations	(2.66)	(0.15)	0.51	1.83	0.75	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.18)	(0.30)	(0.17)	(0.23)	(0.24)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(0.67)	(1.09)	(0.37)	(0.17)	(0.61)	(0.81)
Net Asset Value, End of Period	$10.68	$14.01	$15.25	$15.11	$13.45	$13.31
Total Return*	(20.17)%	(0.32)%	3.37%	13.76%	5.79%	(4.99)%
Net Assets, End of Period (in thousands)	$84	$134	$131	$52	$75	$167
Average Net Assets for the Period (in thousands)	$124	$128	$83	$46	$130	$236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.49%	3.44%	2.94%	1.13%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.46%	3.42%	2.90%	1.11%	1.11%	1.12%
Ratio of Net Investment Income/(Loss)	(1.00)%	(0.34)%	(0.37)%	1.53%	1.60%	1.40%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.34	$15.31	$14.94	$13.37	$13.24	$14.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.31	0.28	0.25	0.25	0.25
Net realized and unrealized gain/(loss)	(2.61)	(0.10)	0.49	1.59	0.53	(0.90)
Total from Investment Operations	(2.50)	0.21	0.77	1.84	0.78	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.27)	(0.33)	(0.27)	(0.27)	(0.28)
Distributions (from capital gains)	(0.59)	(0.91)	(0.07)	—	(0.38)	(0.57)
Total Dividends and Distributions	(1.00)	(1.18)	(0.40)	(0.27)	(0.65)	(0.85)
Net Asset Value, End of Period	$10.84	$14.34	$15.31	$14.94	$13.37	$13.24
Total Return*	(19.11)%	2.23%	5.19%	14.02%	6.12%	(4.75)%
Net Assets, End of Period (in thousands)	$25,712	$35,971	$39,528	$47,811	$61,093	$62,826
Average Net Assets for the Period (in thousands)	$34,672	$35,898	$44,703	$51,939	$62,896	$72,216
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.88%	0.87%	0.86%	0.87%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.86%	0.85%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	1.64%	2.19%	1.88%	1.78%	1.91%	1.75%
Portfolio Turnover Rate	10%	22%	21%	29%	20%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$4,400,000	$—	$(4,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to

Janus Investment Fund	27

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $76.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $120.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	25	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 112,892,422	$15,979,541	$(26,619,207)	$ (10,639,666)

Janus Investment Fund	29

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	65,516	$ 790,915	179,202	$ 2,421,006
Reinvested dividends and distributions	22,616	319,795	21,623	277,642
Shares repurchased	(113,134)	(1,544,056)	(85,967)	(1,197,728)
Net Increase/(Decrease)	(25,002)	$ (433,346)	114,858	$ 1,500,920
Class C Shares:
Shares sold	19,213	$ 233,463	49,413	$ 636,807
Reinvested dividends and distributions	12,407	172,079	19,798	249,262
Shares repurchased	(39,730)	(532,595)	(144,984)	(1,985,812)
Net Increase/(Decrease)	(8,110)	$ (127,053)	(75,773)	$ (1,099,743)
Class D Shares:
Shares sold	132,173	$ 1,765,403	180,276	$ 2,557,252
Reinvested dividends and distributions	377,606	5,380,888	503,391	6,508,841
Shares repurchased	(477,610)	(6,412,110)	(758,020)	(10,759,503)
Net Increase/(Decrease)	32,169	$ 734,181	(74,353)	$ (1,693,410)
Class I Shares:
Shares sold	315,712	$ 4,470,767	1,140,584	$15,831,166
Reinvested dividends and distributions	329,668	4,608,762	484,069	6,142,832
Shares repurchased	(4,766,169)	(64,304,274)	(2,084,218)	(28,781,933)
Net Increase/(Decrease)	(4,120,789)	$(55,224,745)	(459,565)	$ (6,807,935)
Class N Shares:
Shares sold	53,934	$ 747,517	21,411	$ 296,613
Reinvested dividends and distributions	14,287	198,160	16,806	211,920
Shares repurchased	(31,854)	(385,721)	(27,816)	(393,048)
Net Increase/(Decrease)	36,367	$ 559,956	10,401	$ 115,485
Class S Shares:
Shares sold	517	$ 7,198	1,645	$ 22,564
Reinvested dividends and distributions	460	6,502	691	8,896
Shares repurchased	(2,708)	(38,445)	(1,344)	(19,326)
Net Increase/(Decrease)	(1,731)	$ (24,745)	992	$ 12,134
Class T Shares:
Shares sold	98,097	$ 1,373,255	317,219	$ 4,513,481
Reinvested dividends and distributions	166,684	2,371,907	217,155	2,805,642
Shares repurchased	(401,537)	(5,285,369)	(607,645)	(8,604,399)
Net Increase/(Decrease)	(136,756)	$ (1,540,207)	(73,271)	$ (1,285,276)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$16,393,683	$ 73,918,826	$ -	$ -

30	MARCH 31, 2020

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

32	MARCH 31, 2020

Janus Henderson Global Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	33

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

34	MARCH 31, 2020

Janus Henderson Global Value Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson Global Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2020

Janus Henderson Global Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

Janus Investment Fund	37

Janus Henderson Global Value Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2020

Janus Henderson Global Value Fund

Notes

NotesPage1

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93057 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Growth and Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

We believe that a focused portfolio of high-quality large-cap stocks – companies with a history of dividend growth, financial stability, high free cash flow and intelligent capital allocation to fund growth and pay dividends – tends to participate in market gains while being potentially resilient on the downside.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2020, Janus Growth and Income Fund’s Class I Shares returned -17.47% compared to a -12.31% return for the Fund’s S&P 500® Index benchmark.

MARKET ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. stocks. However, equity markets faced an unprecedented sell-off in early 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero and committed to open-ended quantitative easing while Congress approved over $2 trillion in crisis support to consumers and businesses. Energy was by far the worst-performing sector in the S&P 500 Index. Financials also suffered as the Fed slashed interest rates. Information technology was the only sector to generate positive returns. The health care sector also fared relatively well.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark during the period. Heading into March’s precipitous decline, we reduced the Fund’s exposure to travel and leisure stocks as many companies cut dividends as a result of restrictions placed on global travel. The sharp decline in oil prices led us to also reduce our energy and industrials positions, and we trimmed exposure to rate-sensitive financials in expectation of the Fed keeping interest rates on hold. We added to positions in companies we expect to have more resilient revenues and stronger balance sheets in a volatile economic environment, including names in the communications, insurance and consumer staples sectors.

Our holdings in the consumer discretionary and industrial sectors, many with exposure to the shutdown in global travel, faced extreme pressure and drove relative underperformance. The Fund’s requirement for holdings to be dividend payers was also out of favor, as high-growth and momentum stocks, particularly in the technology sector, continued to outperform. Our material underweight to the poor-performing energy sector, coupled with the higher-quality nature of our positions, helped limit losses relative to the benchmark. Our positioning in health care also aided results.

Our largest relative detractors included Carnival Cruise Line and Boeing, both of which are facing severe declines in business activity due to social distancing constraints, resulting in concern around future liquidity. Boeing was also challenged early in the period as it awaited the Federal Aviation Administration’s approval for the reinstatement of the 737 MAX aircraft. We exited both positions. Chemical producer LyondellBasell was another large detractor. The stock struggled given prices for ethylene – a primary product line – are generally tied to oil prices, which fell to less than $21 per barrel. We closed our position.

While the aforementioned holdings detracted, other positions aided performance. Microsoft benefited from its balance sheet strength and ability to fund operations without accessing the capital markets. Additionally, its business lines are expected to hold up better than the overall economy due to the importance of its services to enterprises and the economic value they can create for customers. Pharmaceutical companies Eli Lilly & Co. and Gilead Sciences also contributed to relative performance given the often-critical nature of their products for patients will likely result in minimal disruption in demand.

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

OUTLOOK

The shuttering of the global economy in response to the COVID-19 pandemic has been unprecedented, as has the resulting market volatility. We know the economic ramifications will be significant, but with the duration of the shutdown still uncertain, the extent of that damage is yet to be fully understood. Stimulus from fiscal and monetary authorities has been large and swift, but high levels of uncertainty will likely hamper the effectiveness of both in the short term, leading us to expect that more will need to be done.

While premature to make forecasts around the timing of an eventual rebound, ultimately, once the health care crisis recedes, we do expect a level of growth to return, fueled by a renewal of demand and aided by the stimulus efforts. For now, we believe it prudent to position conservatively, but as companies have repriced broadly, it is equally important to remain vigilant for attractive opportunities that could benefit in an eventual recovery.

For some time, our portfolio has emphasized a set of industry trends with long-term tailwinds, including the shift to cloud computing and growth in Software as a Service business models. We expect these themes to remain valid and potentially solidify in the face of social distancing. Still, we know that many companies and sectors will be forever changed, requiring diligent research and careful security selection. Turbulent market environments such as these reinforce our belief in an active approach, and we continue to focus on high-quality companies with significant free cash flow and strong balance sheets that we believe will be able to weather the storm and perhaps emerge in an even stronger competitive position.

Thank you for your investment in Janus Growth and Income Fund.

2	MARCH 31, 2020

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Eli Lilly & Co	1.88%	0.50%	Boeing Co	2.39%	-1.14%
Microsoft Corp	6.20%	0.38%	Carnival Corp	1.17%	-0.69%
Gilead Sciences Inc	1.39%	0.33%	Sysco Corp	1.92%	-0.56%
UnitedHealth Group Inc	2.09%	0.24%	LyondellBasell Industries NV	1.44%	-0.53%
Bristol-Myers Squibb Co	1.39%	0.18%	US Bancorp	2.21%	-0.43%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	0.97%	1.95%	3.98%
	Health Care	0.33%	14.67%	14.12%
	Real Estate	0.17%	1.64%	3.03%
	Other**	0.04%	0.15%	0.00%
	Utilities	0.02%	0.00%	3.43%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.01%	13.58%	9.85%
	Industrials	-1.37%	13.46%	9.04%
	Information Technology	-1.18%	25.84%	23.45%
	Communication Services	-0.94%	4.64%	10.52%
	Consumer Staples	-0.45%	8.28%	7.36%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.9%
Apple Inc
Technology Hardware, Storage & Peripherals	4.8%
Merck & Co Inc
Pharmaceuticals	3.7%
Accenture PLC
Information Technology Services	3.4%
CME Group Inc
Capital Markets	3.2%
23.0%

Asset Allocation - (% of Net Assets)
Common Stocks	100.3%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.57%	-11.75%	6.08%	9.11%	9.79%	0.95%
Class A Shares at MOP	-22.31%	-16.82%	4.83%	8.46%	9.57%
Class C Shares at NAV	-17.85%	-12.36%	5.32%	8.29%	9.04%	1.71%
Class C Shares at CDSC	-18.65%	-13.21%	5.32%	8.29%	9.04%
Class D Shares(1)	-17.47%	-11.57%	6.26%	9.29%	9.89%	0.76%
Class I Shares	-17.47%	-11.54%	6.34%	9.37%	9.93%	0.71%
Class N Shares	-17.42%	-11.45%	6.30%	9.26%	9.88%	0.64%
Class R Shares	-17.74%	-12.15%	5.61%	8.62%	9.36%	1.42%
Class S Shares	-17.63%	-11.90%	5.90%	8.91%	9.62%	1.13%
Class T Shares	-17.52%	-11.66%	6.17%	9.19%	9.86%	0.87%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	9.19%
Morningstar Quartile - Class T Shares	-	3rd	2nd	3rd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	-	989/1,398	261/1,199	514/1,029	31/335

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$824.30	$4.52	$1,000.00	$1,020.05	$5.00	0.99%
Class C Shares	$1,000.00	$821.50	$7.42	$1,000.00	$1,016.85	$8.22	1.63%
Class D Shares	$1,000.00	$825.30	$3.47	$1,000.00	$1,021.20	$3.84	0.76%
Class I Shares	$1,000.00	$825.30	$3.29	$1,000.00	$1,021.40	$3.64	0.72%
Class N Shares	$1,000.00	$825.80	$2.88	$1,000.00	$1,021.85	$3.18	0.63%
Class R Shares	$1,000.00	$822.60	$6.42	$1,000.00	$1,017.95	$7.11	1.41%
Class S Shares	$1,000.00	$823.70	$5.15	$1,000.00	$1,019.35	$5.70	1.13%
Class T Shares	$1,000.00	$824.80	$3.92	$1,000.00	$1,020.70	$4.34	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 100.3%
Aerospace & Defense – 1.8%
Lockheed Martin Corp	267,206	$90,569,474
Air Freight & Logistics – 1.8%
United Parcel Service Inc	974,013	90,992,294
Banks – 4.3%
JPMorgan Chase & Co	1,564,812	140,880,024
US Bancorp	2,065,766	71,165,639
		212,045,663
Beverages – 0.8%
Coca-Cola Co	857,247	37,933,180
Biotechnology – 2.0%
Gilead Sciences Inc	1,292,827	96,651,747
Capital Markets – 5.1%
CME Group Inc	907,042	156,836,632
Morgan Stanley	1,588,502	54,009,068
S&P Global Inc	161,000	39,453,050
		250,298,750
Commercial Services & Supplies – 1.3%
Waste Management Inc	699,944	64,786,817
Communications Equipment – 0.6%
Motorola Solutions Inc	225,000	29,907,000
Consumer Finance – 1.7%
American Express Co	1,007,309	86,235,723
Diversified Telecommunication Services – 0.5%
Verizon Communications Inc	480,000	25,790,400
Electrical Equipment – 1.0%
Rockwell Automation Inc	314,690	47,489,868
Electronic Equipment, Instruments & Components – 2.7%
Corning Inc	2,109,573	43,330,629
TE Connectivity Ltd	1,445,784	91,055,476
		134,386,105
Entertainment – 1.7%
Walt Disney Co	874,479	84,474,671
Equity Real Estate Investment Trusts (REITs) – 1.7%
Crown Castle International Corp	382,383	55,216,105
MGM Growth Properties LLC	406,078	9,611,866
Outfront Media Inc	1,259,455	16,977,453
		81,805,424
Food & Staples Retailing – 1.3%
Sysco Corp	1,394,644	63,637,606
Food Products – 1.9%
Hershey Co	458,397	60,737,602
McCormick & Co Inc/MD	249,000	35,161,290
		95,898,892
Health Care Equipment & Supplies – 3.9%
Abbott Laboratories	1,111,127	87,679,032
Medtronic PLC	1,174,917	105,954,015
		193,633,047
Health Care Providers & Services – 3.1%
Quest Diagnostics Inc	359,710	28,884,713
UnitedHealth Group Inc	487,873	121,665,769
		150,550,482
Hotels, Restaurants & Leisure – 4.2%
Las Vegas Sands Corp	834,062	35,422,613
McDonald's Corp	934,280	154,483,198
Starbucks Corp	260,000	17,092,400
		206,998,211
Household Durables – 1.2%
Garmin Ltd	814,272	61,037,829

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Household Products – 2.7%
Clorox Co	208,181	$36,067,358
Procter & Gamble Co	870,000	95,700,000
		131,767,358
Industrial Conglomerates – 2.0%
Honeywell International Inc	728,000	97,399,120
Information Technology Services – 6.1%
Accenture PLC	1,037,478	169,378,658
Automatic Data Processing Inc	428,010	58,500,407
International Business Machines Corp	644,278	71,469,759
		299,348,824
Insurance – 2.1%
Marsh & McLennan Cos Inc	385,000	33,287,100
Travelers Cos Inc	710,004	70,538,897
		103,825,997
Leisure Products – 1.6%
Hasbro Inc	1,080,018	77,275,288
Machinery – 2.2%
Deere & Co	627,242	86,659,755
Trane Technologies PLC	250,000	20,647,500
		107,307,255
Media – 3.0%
Comcast Corp	2,713,179	93,279,094
Omnicom Group Inc	1,036,576	56,908,022
		150,187,116
Multiline Retail – 1.2%
Target Corp	639,000	59,407,830
Oil, Gas & Consumable Fuels – 1.0%
Chevron Corp	661,934	47,963,738
Pharmaceuticals – 8.2%
Bristol-Myers Squibb Co	1,549,558	86,372,363
Eli Lilly & Co	969,641	134,508,600
Merck & Co Inc	2,398,895	184,570,981
		405,451,944
Road & Rail – 1.7%
CSX Corp	715,822	41,016,601
Union Pacific Corp	316,182	44,594,309
		85,610,910
Semiconductor & Semiconductor Equipment – 6.2%
Intel Corp	2,292,898	124,091,640
KLA Corp	415,654	59,746,106
Texas Instruments Inc	1,209,643	120,879,625
		304,717,371
Software – 8.8%
Microsoft Corp	2,460,577	388,057,599
Oracle Corp	925,000	44,705,250
		432,762,849
Specialty Retail – 3.0%
Best Buy Co Inc	813,520	46,370,640
Home Depot Inc	531,694	99,272,587
		145,643,227
Technology Hardware, Storage & Peripherals – 4.8%
Apple Inc	940,433	239,142,708
Textiles, Apparel & Luxury Goods – 1.1%
VF Corp	1,045,667	56,549,671

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Tobacco – 2.0%
Altria Group Inc	2,591,298	$100,205,494
Total Investments (total cost $3,683,900,915) – 100.3%		4,949,689,883
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(16,689,060)
Net Assets – 100%		$4,933,000,823

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$18,178	$(1,525)	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	7,910,000	86,399,461	(94,307,936)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$4,949,689,883	$-	$-

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$4,949,689,883
Non-interested Trustees' deferred compensation	97,428
Receivables:
Investments sold	14,597,703
Fund shares sold	11,724,271
Dividends	8,273,975
Foreign tax reclaims	172,373
Dividends from affiliates	350
Other assets	47,748
Total Assets	4,984,603,731
Liabilities:
Due to custodian	5,870,575
Payables:	—
Fund shares repurchased	40,604,189
Advisory fees	2,666,994
Transfer agent fees and expenses	833,625
Dividends	797,309
Non-interested Trustees' deferred compensation fees	97,428
12b-1 Distribution and shareholder servicing fees	64,088
Professional fees	39,489
Non-interested Trustees' fees and expenses	38,640
Affiliated fund administration fees payable	11,112
Custodian fees	658
Accrued expenses and other payables	578,801
Total Liabilities	51,602,908
Net Assets	$4,933,000,823

See Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,676,371,389
Total distributable earnings (loss)	1,256,629,434
Total Net Assets	$4,933,000,823
Net Assets - Class A Shares	$62,344,054
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,330,711
Net Asset Value Per Share(2)	$46.85
Maximum Offering Price Per Share(3)	$49.71
Net Assets - Class C Shares	$46,903,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,015,624
Net Asset Value Per Share(2)	$46.18
Net Assets - Class D Shares	$2,815,745,384
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,010,307
Net Asset Value Per Share	$46.92
Net Assets - Class I Shares	$421,790,009
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,985,622
Net Asset Value Per Share	$46.94
Net Assets - Class N Shares	$43,941,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	937,565
Net Asset Value Per Share	$46.87
Net Assets - Class R Shares	$6,443,909
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,468
Net Asset Value Per Share	$46.54
Net Assets - Class S Shares	$20,040,381
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	427,945
Net Asset Value Per Share	$46.83
Net Assets - Class T Shares	$1,515,791,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,333,046
Net Asset Value Per Share	$46.88

(1) Includes cost of $3,683,900,915.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$83,529,465
Dividends from affiliates	18,178
Foreign tax withheld	17,428
Total Investment Income	83,565,071
Expenses:
Advisory fees	18,993,828
12b-1 Distribution and shareholder servicing fees:
Class A Shares	108,758
Class C Shares	282,311
Class R Shares	21,254
Class S Shares	30,676
Transfer agent administrative fees and expenses:
Class D Shares	2,096,451
Class R Shares	10,713
Class S Shares	30,676
Class T Shares	2,507,575
Transfer agent networking and omnibus fees:
Class A Shares	45,455
Class C Shares	21,532
Class I Shares	260,210
Other transfer agent fees and expenses:
Class A Shares	3,656
Class C Shares	2,361
Class D Shares	214,827
Class I Shares	12,682
Class N Shares	648
Class R Shares	136
Class S Shares	216
Class T Shares	9,960
Shareholder reports expense	226,165
Registration fees	179,253
Affiliated fund administration fees	79,140
Non-interested Trustees’ fees and expenses	75,528
Professional fees	44,039
Custodian fees	41,614
Other expenses	198,998
Total Expenses	25,498,662
Less: Excess Expense Reimbursement and Waivers	(104,839)
Net Expenses	25,393,823
Net Investment Income/(Loss)	58,171,248

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$(14,060,185)
Investments in affiliates	(1,525)
Total Net Realized Gain/(Loss) on Investments	(14,061,710)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,114,528,824)
Total Change in Unrealized Net Appreciation/Depreciation	(1,114,528,824)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,070,419,286)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$58,171,248	$110,499,536
Net realized gain/(loss) on investments	(14,061,710)	138,641,606
Change in unrealized net appreciation/depreciation	(1,114,528,824)	156,791,306
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,070,419,286)	405,932,448
Dividends and Distributions to Shareholders
Class A Shares	(2,572,420)	(3,356,370)
Class C Shares	(1,616,487)	(1,702,797)
Class D Shares	(105,694,849)	(239,663,513)
Class I Shares	(16,665,900)	(17,981,614)
Class N Shares	(1,464,905)	(896,890)
Class R Shares	(231,613)	(380,312)
Class S Shares	(697,287)	(1,475,024)
Class T Shares	(59,196,490)	(127,376,941)
Net Decrease from Dividends and Distributions to Shareholders	(188,139,951)	(392,833,461)
Capital Share Transactions:
Class A Shares	(9,827,797)	51,604,922
Class C Shares	(551,534)	30,768,442
Class D Shares	(27,007,367)	56,088,097
Class I Shares	(6,672,667)	338,568,161
Class N Shares	14,947,839	30,729,988
Class R Shares	331,465	2,412,622
Class S Shares	444,901	1,470,559
Class T Shares	(82,489,884)	155,585,754
Net Increase/(Decrease) from Capital Share Transactions	(110,825,044)	667,228,545
Net Increase/(Decrease) in Net Assets	(1,369,384,281)	680,327,532
Net Assets:
Beginning of period	6,302,385,104	5,622,057,572
End of period	$4,933,000,823	$6,302,385,104

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.49	$59.20	$51.66	$46.21	$44.58	$47.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	1.00	0.91	0.88	0.90	1.04
Net realized and unrealized gain/(loss)	(10.42)	2.27	8.49	8.59	5.49	(2.30)
Total from Investment Operations	(9.94)	3.27	9.40	9.47	6.39	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(1.01)	(0.91)	(1.04)	(0.99)	(0.88)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.70)	(3.98)	(1.86)	(4.02)	(4.76)	(1.19)
Net Asset Value, End of Period	$46.85	$58.49	$59.20	$51.66	$46.21	$44.58
Total Return*	(17.57)%	6.53%	18.48%	21.54%	14.93%	(2.79)%
Net Assets, End of Period (in thousands)	$62,344	$88,445	$32,284	$20,406	$26,885	$21,955
Average Net Assets for the Period (in thousands)	$87,006	$64,525	$25,843	$25,701	$25,675	$26,477
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.95%	0.95%	0.94%	0.95%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.95%	0.95%	0.94%	0.95%	0.93%
Ratio of Net Investment Income/(Loss)	1.65%	1.79%	1.63%	1.82%	1.98%	2.16%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$57.68	$58.46	$51.07	$45.75	$44.21	$46.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.56	0.49	0.55	0.55	0.68
Net realized and unrealized gain/(loss)	(10.27)	2.26	8.39	8.47	5.46	(2.28)
Total from Investment Operations	(9.98)	2.82	8.88	9.02	6.01	(1.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.63)	(0.54)	(0.72)	(0.70)	(0.55)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.52)	(3.60)	(1.49)	(3.70)	(4.47)	(0.86)
Net Asset Value, End of Period	$46.18	$57.68	$58.46	$51.07	$45.75	$44.21
Total Return*	(17.85)%	5.75%	17.59%	20.68%	14.10%	(3.52)%
Net Assets, End of Period (in thousands)	$46,904	$59,591	$25,899	$20,277	$18,072	$16,993
Average Net Assets for the Period (in thousands)	$61,268	$42,229	$22,813	$19,922	$17,878	$18,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.69%	1.68%	1.66%	1.69%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.69%	1.68%	1.66%	1.69%	1.67%
Ratio of Net Investment Income/(Loss)	1.01%	1.02%	0.90%	1.14%	1.23%	1.42%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.58	$59.27	$51.71	$46.25	$44.60	$47.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.55	1.09	1.01	0.98	0.97	1.11
Net realized and unrealized gain/(loss)	(10.44)	2.28	8.51	8.58	5.50	(2.30)
Total from Investment Operations	(9.89)	3.37	9.52	9.56	6.47	(1.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(1.09)	(1.01)	(1.12)	(1.05)	(0.96)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.77)	(4.06)	(1.96)	(4.10)	(4.82)	(1.27)
Net Asset Value, End of Period	$46.92	$58.58	$59.27	$51.71	$46.25	$44.60
Total Return*	(17.47)%	6.71%	18.69%	21.74%	15.12%	(2.66)%
Net Assets, End of Period (in thousands)	$2,815,745	$3,546,939	$3,508,493	$3,113,324	$2,671,251	$2,437,996
Average Net Assets for the Period (in thousands)	$3,538,751	$3,396,252	$3,349,596	$2,911,335	$2,602,641	$2,683,571
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.77%	0.77%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.77%	0.77%	0.79%	0.79%
Ratio of Net Investment Income/(Loss)	1.88%	1.95%	1.80%	2.04%	2.13%	2.32%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.61	$59.29	$51.74	$46.27	$44.61	$47.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56	1.13	1.05	1.02	1.00	1.15
Net realized and unrealized gain/(loss)	(10.45)	2.29	8.50	8.59	5.51	(2.32)
Total from Investment Operations	(9.89)	3.42	9.55	9.61	6.51	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(1.13)	(1.05)	(1.16)	(1.08)	(0.99)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.78)	(4.10)	(2.00)	(4.14)	(4.85)	(1.30)
Net Asset Value, End of Period	$46.94	$58.61	$59.29	$51.74	$46.27	$44.61
Total Return*	(17.47)%	6.80%	18.75%	21.84%	15.21%	(2.60)%
Net Assets, End of Period (in thousands)	$421,790	$537,792	$175,321	$99,108	$61,848	$52,184
Average Net Assets for the Period (in thousands)	$555,227	$359,418	$129,552	$75,159	$56,282	$55,606
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.69%	0.71%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.69%	0.71%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	1.92%	2.02%	1.88%	2.11%	2.21%	2.40%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$58.52	$59.22	$51.67	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.59	1.14	1.12	0.20
Net realized and unrealized gain/(loss)	(10.44)	2.30	8.45	1.47
Total from Investment Operations	(9.85)	3.44	9.57	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(1.17)	(1.07)	(0.24)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	—
Total Dividends and Distributions	(1.80)	(4.14)	(2.02)	(0.24)
Net Asset Value, End of Period	$46.87	$58.52	$59.22	$51.67
Total Return*	(17.42)%	6.85%	18.83%	3.33%
Net Assets, End of Period (in thousands)	$43,941	$40,399	$8,802	$52
Average Net Assets for the Period (in thousands)	$49,852	$17,524	$7,427	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.64%	0.65%	0.63%
Ratio of Net Investment Income/(Loss)	2.03%	2.04%	2.00%	2.54%
Portfolio Turnover Rate	10%	13%	13%	16%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.10	$58.86	$51.40	$46.02	$44.43	$46.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.72	0.65	0.69	0.69	0.83
Net realized and unrealized gain/(loss)	(10.34)	2.27	8.44	8.52	5.48	(2.30)
Total from Investment Operations	(9.98)	2.99	9.09	9.21	6.17	(1.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.78)	(0.68)	(0.85)	(0.81)	(0.65)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.58)	(3.75)	(1.63)	(3.83)	(4.58)	(0.96)
Net Asset Value, End of Period	$46.54	$58.10	$58.86	$51.40	$46.02	$44.43
Total Return*	(17.74)%	6.03%	17.92%	21.01%	14.44%	(3.24)%
Net Assets, End of Period (in thousands)	$6,444	$7,760	$5,244	$3,324	$2,665	$2,331
Average Net Assets for the Period (in thousands)	$8,571	$6,321	$3,952	$3,201	$2,445	$3,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.42%	1.41%	1.38%	1.39%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.42%	1.41%	1.38%	1.39%	1.38%
Ratio of Net Investment Income/(Loss)	1.23%	1.30%	1.18%	1.44%	1.53%	1.72%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.47	$59.17	$51.63	$46.19	$44.57	$47.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.89	0.80	0.82	0.81	0.95
Net realized and unrealized gain/(loss)	(10.42)	2.28	8.50	8.56	5.49	(2.30)
Total from Investment Operations	(9.98)	3.17	9.30	9.38	6.30	(1.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.90)	(0.81)	(0.96)	(0.91)	(0.78)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.66)	(3.87)	(1.76)	(3.94)	(4.68)	(1.09)
Net Asset Value, End of Period	$46.83	$58.47	$59.17	$51.63	$46.19	$44.57
Total Return*	(17.63)%	6.34%	18.27%	21.34%	14.71%	(2.97)%
Net Assets, End of Period (in thousands)	$20,040	$24,559	$23,236	$23,254	$23,495	$23,789
Average Net Assets for the Period (in thousands)	$24,541	$22,203	$24,627	$23,525	$24,083	$29,034
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.13%	1.12%	1.14%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.12%	1.12%	1.13%	1.12%
Ratio of Net Investment Income/(Loss)	1.52%	1.59%	1.43%	1.69%	1.79%	1.98%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$58.53	$59.22	$51.68	$46.22	$44.58	$47.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.52	1.04	0.95	0.94	0.93	1.08
Net realized and unrealized gain/(loss)	(10.43)	2.28	8.49	8.58	5.50	(2.31)
Total from Investment Operations	(9.91)	3.32	9.44	9.52	6.43	(1.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(1.04)	(0.95)	(1.08)	(1.02)	(0.92)
Distributions (from capital gains)	(1.22)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)
Total Dividends and Distributions	(1.74)	(4.01)	(1.90)	(4.06)	(4.79)	(1.23)
Net Asset Value, End of Period	$46.88	$58.53	$59.22	$51.68	$46.22	$44.58
Total Return*	(17.52)%	6.62%	18.56%	21.65%	15.02%	(2.74)%
Net Assets, End of Period (in thousands)	$1,515,792	$1,996,900	$1,842,777	$1,594,797	$1,391,564	$1,317,006
Average Net Assets for the Period (in thousands)	$2,006,060	$1,852,659	$1,735,754	$1,489,926	$1,380,808	$1,492,142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.86%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	1.78%	1.86%	1.71%	1.95%	2.05%	2.25%
Portfolio Turnover Rate	10%	13%	13%	16%	24%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

24	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital  an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the

26	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $18,348.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $7,832.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,684,635,143	$1,468,701,448	$(203,646,708)	$ 1,265,054,740

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Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	279,567	$ 16,141,952	1,303,074	$ 70,448,286
Reinvested dividends and distributions	34,527	2,028,642	55,162	2,863,586
Shares repurchased	(495,515)	(27,998,391)	(391,481)	(21,706,950)
Net Increase/(Decrease)	(181,421)	$ (9,827,797)	966,755	$ 51,604,922
Class C Shares:
Shares sold	144,905	$ 8,334,652	861,007	$ 45,919,909
Reinvested dividends and distributions	24,924	1,455,677	30,454	1,558,295
Shares repurchased	(187,381)	(10,341,863)	(301,287)	(16,709,762)
Net Increase/(Decrease)	(17,552)	$ (551,534)	590,174	$ 30,768,442
Class D Shares:
Shares sold	1,282,420	$ 71,690,459	1,781,803	$ 98,617,692
Reinvested dividends and distributions	1,753,491	102,533,646	4,518,862	233,223,162
Shares repurchased	(3,569,923)	(201,231,472)	(4,954,895)	(275,752,757)
Net Increase/(Decrease)	(534,012)	$ (27,007,367)	1,345,770	$ 56,088,097
Class I Shares:
Shares sold	2,394,763	$131,336,882	8,384,191	$461,598,953
Reinvested dividends and distributions	254,590	14,917,220	286,347	15,108,169
Shares repurchased	(2,839,666)	(152,926,769)	(2,451,420)	(138,138,961)
Net Increase/(Decrease)	(190,313)	$ (6,672,667)	6,219,118	$338,568,161
Class N Shares:
Shares sold	419,219	$ 25,010,323	564,284	$ 32,087,573
Reinvested dividends and distributions	24,287	1,407,713	16,287	856,573
Shares repurchased	(196,241)	(11,470,197)	(38,908)	(2,214,158)
Net Increase/(Decrease)	247,265	$ 14,947,839	541,663	$ 30,729,988
Class R Shares:
Shares sold	51,344	$ 2,983,976	82,071	$ 4,559,089
Reinvested dividends and distributions	3,808	223,691	6,585	336,844
Shares repurchased	(50,253)	(2,876,202)	(44,184)	(2,483,311)
Net Increase/(Decrease)	4,899	$ 331,465	44,472	$ 2,412,622
Class S Shares:
Shares sold	49,066	$ 2,780,713	121,563	$ 6,858,663
Reinvested dividends and distributions	11,852	695,092	28,538	1,466,871
Shares repurchased	(53,004)	(3,030,904)	(122,797)	(6,854,975)
Net Increase/(Decrease)	7,914	$ 444,901	27,304	$ 1,470,559
Class T Shares:
Shares sold	2,137,306	$124,249,389	5,652,035	$312,380,365
Reinvested dividends and distributions	988,102	57,866,048	2,414,502	124,536,423
Shares repurchased	(4,907,874)	(264,605,321)	(5,068,204)	(281,331,034)
Net Increase/(Decrease)	(1,782,466)	$ (82,489,884)	2,998,333	$155,585,754

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$646,572,749	$ 864,900,343	$ -	$ -

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	31

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

32	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

34	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

36	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

46	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Notes

NotesPage1

48	MARCH 31, 2020

Janus Henderson Growth and Income Fund

Notes

NotesPage2

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93048 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson International Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

In today’s global markets, robust return opportunities may be outside the U.S. The Janus Henderson International Opportunities Fund is an international equity fund that seeks long-term growth of capital. The Fund employs a multi-sleeve approach where each underlying sub-portfolio management team is able to focus on their highest-conviction ideas.

Paul O’Connor co-portfolio manager	Dean Cheeseman co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund outperformed its benchmark, the MSCI All Country World ex U.S. IndexSM, over the six-month period ended March 31, 2020. The Fund’s Class I Shares returned -15.08% versus the benchmark’s return of -16.52%. It is important to note that the benchmark changed from the MSCI EAFE® Index to the MSCI All Country World ex U.S. Index on January 28, 2020. This was done to reflect the Fund's international exposures as well as to acknowledge an appropriate amount of emerging markets exposure, which is lacking from the MSCI EAFE.

INVESTMENT ENVIRONMENT

Global equity markets over the six-month period presented a bit of a Dr. Jekyll and Mr. Hyde scenario. The fourth quarter of 2019 and first month and a half of 2020 saw markets extend gains on the back of 2019’s overall strong performance. However, the rally in equities ground to a startling halt by the end of March with the COVID-19 coronavirus spreading from a China-localized disease in December to a global pandemic by March. Beginning with China, global equity markets declined in an East-to-West fashion as governments enacted varying degrees of controls in January in an effort to contain the spread of the virus. Economies quickly shut down, causing revenues across many sectors to fall to zero, a phenomenon rarely encountered and rarely with such broad effects.

PERFORMANCE DISCUSSION

In light of the market volatility fueled by the pandemic, the portfolio managers of each of the regional sleeves remained true to their investment styles over the period. As valuations fell across the globe, the sleeve managers viewed this as an opportunity to increase each sleeve's highestconviction positions. Additionally, the environment toward period end provided opportunity to invest in oversold companies that previously were overvalued.

Allocations across the six regional sleeves are poised to participate in those markets we believe will see growth in the near term, while we remain mindful of risk and uncertainty around the globe. During the first half of the period, Europe and Asia Pacific held steady, while an improving outlook for Emerging Markets prompted increased allocation at the expense of Japan exposure, which was trimmed on strength. These were the only material changes over the period to the allocations across the regional sleeves.

The Fund’s relative outperformance during the six-month period primarily was driven by the Europe-2 sleeve, which is the Fund’s largest sub-portfolio allocation, as well as by strong contributions from both the Global Growth and Japan sleeves. The Europe-1 and Asia Pacific ex Japan sleeves both lagged their respective regional benchmarks. At the sector level, stock selection in consumer discretionary contributed to relative performance, as did overweights in communication services and technology. Our underweight in financials also was additive. Stock selection in consumer staples and industrials and our underweight in energy detracted from relative returns.

Held in the Europe-2 sleeve, Novo Nordisk, the Danish multinational pharmaceutical company, was a strong relative contributor as health care stocks saw favor from investors as the spread of the pandemic increased. Positive news buoyed investor sentiment as the company announced a share buyback program in early February. Japanese pharmaceutical company Daiichi Sankyo, a holding in the Fund’s Japan sleeve, also was a strong relative contributor. Shares were buoyed by the health care effect from investors due to the pandemic and by a strong development pipeline across a number of disciplines.

Multinational oil and gas company BP was the largest individual detractor from relative performance. A decline in oil prices on falling global demand due to the pandemic was turned into a rout in early March as Saudi Arabia and

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

Russia disagreed on output policies. Of greater concern is the fear that these actions may have cemented a significant reduction in future oil prices worldwide, especially when paired with the demand reduction the pandemic has put on a global economy where the expectations are of little if any global gross domestic product growth this year and low or slow global growth in the medium term. BP was held in the Europe-2 sleeve and was sold during the second half of the period. UniCredit S.p.A. also was top individual detractor on a relative basis. The Italian bank saw its share price decline, largely due to broad impacts from the virus. Consumer loan activity ground to a halt across Italy as the country was forced to implement the most stringent pandemic containment efforts across Western countries to date. Falling interest rates added additional pressure to an alreadytenuous situation and increased the drop in shares. UniCredit S.p.A. is held in the Fund’s Europe-2 sleeve.

OUTLOOK

Global stock markets endured their worst quarter in over a decade amid the anxiety caused by the spread of COVID19. The surge in market volatility reflects one of the most abrupt adjustments in investor sentiment ever seen. COVID19 has shattered many previously held assumptions about the economic, market and political outlooks for 2020 and has brought in a fog of uncertainty that likely will take many months to clear.

While the ubiquitous comparisons of the current crisis with the Great Depression and the Global Financial Crisis undoubtedly are troubling, we are wary of leaning too hard on these analogies. For one thing, the response of central banks to the unfolding crisis has been unprecedentedly large and swift. Also, governments have responded quickly and forcefully, introducing a wide range of fiscal relief programs in the major economies. While lockdown measures are expected to have a significant shortterm impact on global economic activity, extraordinary monetary and fiscal stimulus could lift the global economy back into expansion in the second half of the year.

Investor sentiment is likely to remain prone to occasional setbacks given the extent of the crisis and its impact. However, highvolatility market regimes such as those characterizing the first quarter could create many opportunities for active asset allocation to add value to portfolios. We believe the design of the International Opportunities Fund, with its six regional sleeves, each highly concentrated on a “best ideas basis,” should continue to be additive for investors at a time when security selection is likely to be the key driver of returns. Additionally, as a multi-sleeve Fund employing a variety of styles and focusing on bottom-up stock selection, we believe we are well placed to navigate a choppy and rotational market environment.

Thank you for your continued investment in the Janus Henderson International Opportunities Fund.

2	MARCH 31, 2020

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Novo Nordisk A/S	3.10%	0.72%	BP PLC	2.21%	-0.80%
Netflix Inc	0.92%	0.43%	Treasury Wine Estates Ltd	1.08%	-0.60%
FUJIFILM Holdings Corp	1.47%	0.39%	UniCredit SpA	2.67%	-0.48%
Daiichi Sankyo Co Ltd	1.52%	0.37%	Petroleo Brasileiro SA (ADR)	0.63%	-0.42%
Grifols SA (ADR)	1.89%	0.32%	Ayala Corp	1.20%	-0.42%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.15%	10.18%	11.71%
	Communication Services	1.05%	13.92%	6.84%
	Information Technology	0.47%	12.60%	9.47%
	Materials	0.47%	3.66%	7.22%
	Other**	0.32%	2.34%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	-1.11%	8.95%	9.73%
	Energy	-0.48%	5.22%	6.24%
	Industrials	-0.28%	8.94%	11.91%
	Utilities	-0.11%	0.71%	3.51%
	Health Care	-0.04%	13.18%	9.02%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	3.5%
RELX PLC
Professional Services	3.0%
Bayer AG
Pharmaceuticals	3.0%
Grifols SA (ADR)
Biotechnology	2.9%
Vivendi SA
Entertainment	2.6%
15.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Preferred Stocks	2.5%
Investment Companies	0.5%
Other	0.1%
100.0%

Emerging markets comprised 24.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-15.17%	-12.81%	-2.36%	2.43%	6.50%	1.45%	1.26%
Class A Shares at MOP	-20.05%	-17.83%	-3.51%	1.83%	6.16%
Class C Shares at NAV	-15.47%	-13.32%	-3.06%	1.67%	5.71%	2.16%	1.98%
Class C Shares at CDSC	-16.30%	-14.16%	-3.06%	1.67%	5.71%
Class D Shares(1)	-15.11%	-12.63%	-2.25%	2.49%	6.53%	1.59%	1.06%
Class I Shares	-15.08%	-12.57%	-2.07%	2.72%	6.68%	1.12%	0.96%
Class N Shares	-15.04%	-12.49%	-2.09%	2.57%	6.58%	1.07%	0.88%
Class R Shares	-15.32%	-13.11%	-2.67%	2.11%	6.26%	1.85%	1.59%
Class S Shares	-15.23%	-12.89%	-2.47%	2.36%	6.46%	1.77%	1.38%
Class T Shares	-15.15%	-12.71%	-2.29%	2.47%	6.52%	1.48%	1.13%
MSCI All Country World ex-U.S. Index	-16.52%	-15.57%	-0.64%	2.05%	4.65%
MSCI EAFE Index	-16.52%	-14.38%	-0.62%	2.72%	4.11%
Morningstar Quartile - Class A Shares	-	1st	4th	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	179/755	506/608	235/512	16/332

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See important disclosures on the next page.

6	MARCH 31, 2020

Janus Henderson International Opportunities Fund (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 28, 2020, the Fund’s primary benchmark index changed from the MSCI EAFE Index to the MSCI All Country World ex-U.S. Index. Janus Henderson believes that the MSCI All Country World ex-U.S. Index represents a more appropriate benchmark for the Fund, given its exposure to developing markets.

*The Predecessor Fund’s inception date – August 31, 2001.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$848.30	$6.01	$1,000.00	$1,018.50	$6.56	1.30%
Class C Shares	$1,000.00	$845.30	$8.63	$1,000.00	$1,015.65	$9.42	1.87%
Class D Shares	$1,000.00	$848.90	$4.99	$1,000.00	$1,019.60	$5.45	1.08%
Class I Shares	$1,000.00	$849.20	$4.62	$1,000.00	$1,020.00	$5.05	1.00%
Class N Shares	$1,000.00	$849.60	$4.25	$1,000.00	$1,020.40	$4.65	0.92%
Class R Shares	$1,000.00	$846.80	$7.39	$1,000.00	$1,017.00	$8.07	1.60%
Class S Shares	$1,000.00	$847.70	$6.47	$1,000.00	$1,018.00	$7.06	1.40%
Class T Shares	$1,000.00	$848.50	$5.41	$1,000.00	$1,019.15	$5.91	1.17%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 96.9%
Aerospace & Defense – 1.3%
Thales SA	209,835	$17,607,669
Automobiles – 1.9%
Toyota Motor Corp	424,300	25,547,175
Banks – 5.3%
Banco Bradesco SA	1,555,335	5,631,215
Bank Rakyat Indonesia Persero Tbk PT	68,158,800	12,541,275
Commercial International Bank Egypt SAE*	1,342,152	4,863,023
HDFC Bank Ltd	1,613,353	18,154,637
UniCredit SpA	3,611,743	28,271,173
		69,461,323
Beverages – 3.1%
Asahi Group Holdings Ltd	500,000	16,236,729
Carlsberg A/S	117,888	13,386,738
Pernod Ricard SA	82,893	11,787,363
		41,410,830
Biotechnology – 2.9%
Grifols SA (ADR)	1,879,563	37,854,399
Chemicals – 2.7%
Akzo Nobel NV	279,749	18,437,765
Shin-Etsu Chemical Co Ltd	167,600	16,612,965
		35,050,730
Construction Materials – 1.4%
Anhui Conch Cement Co Ltd	2,640,500	18,254,325
Diversified Consumer Services – 0.4%
Afya Ltd*	276,128	5,263,000
Diversified Financial Services – 3.2%
Ayala Corp	1,449,300	13,271,074
Berkshire Hathaway Inc*	79,192	14,478,673
ORIX Corp	1,209,000	14,540,680
		42,290,427
Diversified Telecommunication Services – 2.6%
Telecom Italia SpA/Milano*	82,683,367	33,804,041
Electric Utilities – 0.9%
EDP - Energias de Portugal SA	2,854,752	11,467,930
Electronic Equipment, Instruments & Components – 1.7%
Largan Precision Co Ltd	56,000	6,963,134
TDK Corp	206,300	15,965,994
		22,929,128
Energy Equipment & Services – 0.9%
SBM Offshore NV	891,558	11,765,422
Entertainment – 5.0%
Netflix Inc*	35,950	13,499,225
Nintendo Co Ltd	44,200	17,050,046
Vivendi SA	1,624,780	34,852,734
		65,402,005
Food & Staples Retailing – 0.6%
Koninklijke Ahold Delhaize NV	344,627	8,063,190
Food Products – 1.3%
Uni-President Enterprises Corp	7,785,000	16,892,999
Health Care Providers & Services – 0.2%
Notre Dame Intermedica Participacoes SA	326,162	2,822,598
Hotels, Restaurants & Leisure – 1.5%
Leejam Sports Co JSC	322,015	4,473,869
Sands China Ltd	4,125,600	15,015,049
		19,488,918
Household Durables – 3.3%
Midea Group Co Ltd	2,368,075	16,220,191

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
Sony Corp	458,900	$27,282,292
		43,502,483
Household Products – 1.9%
Reckitt Benckiser Group PLC	321,024	24,631,966
Industrial Conglomerates – 0.8%
Toshiba Corp	487,600	10,735,977
Information Technology Services – 2.7%
Mastercard Inc	60,305	14,567,276
Network International Holdings PLC (144A)*	1,253,540	6,150,508
Visa Inc	89,933	14,490,005
		35,207,789
Insurance – 4.8%
AIA Group Ltd	3,105,000	27,934,417
ASR Nederland NV	568,481	14,317,936
Ping An Insurance Group Co of China Ltd	2,196,500	21,487,202
		63,739,555
Interactive Media & Services – 7.4%
Alphabet Inc - Class C*	12,345	14,354,889
Scout24 AG (144A)	444,342	26,742,713
Tencent Holdings Ltd	648,400	31,618,023
Yandex NV*	232,618	7,920,643
Z Holdings Corp	5,068,800	16,306,467
		96,942,735
Internet & Direct Marketing Retail – 3.7%
Alibaba Group Holding Ltd (ADR)*	155,983	30,335,574
MercadoLibre Inc*	7,829	3,825,093
Naspers Ltd	103,643	14,739,083
		48,899,750
Life Sciences Tools & Services – 0.8%
ICON PLC*	78,689	10,701,704
Machinery – 1.7%
SMC Corp/Japan	21,000	8,965,564
Volvo AB	1,152,797	13,874,185
		22,839,749
Metals & Mining – 0.3%
Ivanhoe Mines Ltd*	1,992,276	3,313,145
Oil, Gas & Consumable Fuels – 0.7%
Geopark Ltd	304,798	2,154,922
LUKOIL PJSC (ADR)	125,486	7,478,843
		9,633,765
Paper & Forest Products – 1.3%
UPM-Kymmene Oyj	620,321	17,092,868
Personal Products – 1.9%
Estee Lauder Cos Inc	80,893	12,889,491
Unilever NV	247,369	12,184,519
		25,074,010
Pharmaceuticals – 10.0%
Bayer AG	668,953	39,256,904
Daiichi Sankyo Co Ltd	348,100	23,953,182
Merck KGaA	95,660	9,916,499
Novo Nordisk A/S	767,851	46,333,624
Takeda Pharmaceutical Co Ltd	422,900	12,943,642
		132,403,851
Professional Services – 3.0%
RELX PLC	1,857,891	39,971,766
Real Estate Management & Development – 0.9%
Mitsui Fudosan Co Ltd	716,500	12,394,348

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 4.3%
ASML Holding NV	89,532	$23,787,529
Infineon Technologies AG	445,470	6,670,700
Taiwan Semiconductor Manufacturing Co Ltd	2,892,000	25,819,580
		56,277,809
Software – 2.5%
Microsoft Corp	103,713	16,356,577
Software AG	550,713	16,554,787
		32,911,364
Specialty Retail – 1.2%
Nitori Holdings Co Ltd	115,400	15,600,832
Technology Hardware, Storage & Peripherals – 1.7%
FUJIFILM Holdings Corp	437,400	21,957,981
Textiles, Apparel & Luxury Goods – 0.8%
LVMH Moet Hennessy Louis Vuitton SE	30,144	11,186,239
Thrifts & Mortgage Finance – 1.7%
Housing Development Finance Corp Ltd	1,064,701	22,741,676
Wireless Telecommunication Services – 2.6%
Safaricom PLC	25,181,496	6,342,331
SoftBank Group Corp	451,800	15,822,892
Tele2 AB	938,014	12,616,261
		34,781,484
Total Common Stocks (cost $1,320,922,637)		1,277,918,955
Preferred Stocks – 2.5%
Electric Utilities – 0.4%
Cia Paranaense de Energia	528,060	5,437,840
Technology Hardware, Storage & Peripherals – 2.1%
Samsung Electronics Co Ltd	828,976	27,063,176
Total Preferred Stocks (cost $25,679,466)		32,501,016
Investment Companies – 0.5%
Money Markets – 0.5%
Fidelity Investments Money Market Treasury Portfolio, 0.2600%ºº (cost $6,200,525)	6,200,525	6,200,525
Total Investments (total cost $1,352,802,628) – 99.9%		1,316,620,496
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,639,528
Net Assets – 100%		$1,318,260,024

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$271,916,766	20.7%
Netherlands	128,528,127	9.8
China	117,915,315	9.0
United States	106,836,661	8.1
Germany	99,141,603	7.5
France	75,434,005	5.7
Italy	62,075,214	4.7
Denmark	59,720,362	4.5
Taiwan	49,675,713	3.8
Hong Kong	42,949,466	3.3
India	40,896,313	3.1
Spain	37,854,399	2.9
United Kingdom	30,782,474	2.3
South Korea	27,063,176	2.1
Sweden	26,490,446	2.0
Brazil	22,979,746	1.7
Finland	17,092,868	1.3
Russia	15,399,486	1.2
South Africa	14,739,083	1.1
Philippines	13,271,074	1.0
Indonesia	12,541,275	0.9
Portugal	11,467,930	0.9
Ireland	10,701,704	0.8
Kenya	6,342,331	0.5
Egypt	4,863,023	0.4
Saudi Arabia	4,473,869	0.3
Canada	3,313,145	0.2
Chile	2,154,922	0.2

Total	$1,316,620,496	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	$72,912∆	$-	$-	$-

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	4,474,000	(4,474,000)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $32,893,221, which represents 2.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$5,631,215	$63,830,108	$-
Biotechnology	37,854,399	-	-
Diversified Consumer Services	5,263,000	-	-
Diversified Financial Services	14,478,673	27,811,754	-
Entertainment	13,499,225	51,902,780	-
Health Care Providers & Services	2,822,598	-	-
Information Technology Services	29,057,281	6,150,508	-
Interactive Media & Services	22,275,532	74,667,203	-
Internet & Direct Marketing Retail	34,160,667	14,739,083	-
Life Sciences Tools & Services	10,701,704	-	-
Metals & Mining	3,313,145	-	-
Oil, Gas & Consumable Fuels	2,154,922	7,478,843	-
Personal Products	12,889,491	12,184,519	-
Software	16,356,577	16,554,787	-
All Other	-	792,140,941	-
Preferred Stocks	-	32,501,016	-
Investment Companies	6,200,525	-	-
Total Assets	$216,658,954	$1,099,961,542	$-

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,316,620,496
Cash denominated in foreign currency(2)	442,112
Non-interested Trustees' deferred compensation	26,057
Receivables:
Foreign tax reclaims	6,485,132
Investments sold	4,088,224
Dividends	3,687,900
Fund shares sold	1,831,574
Other assets	31,818
Total Assets	1,333,213,313
Liabilities:
Due to custodian	3,899,756
Payables:	—
Fund shares repurchased	6,843,607
Investments purchased	2,228,288
Advisory fees	997,275
Transfer agent fees and expenses	250,285
12b-1 Distribution and shareholder servicing fees	122,730
Professional fees	41,847
Custodian fees	34,263
Non-interested Trustees' deferred compensation fees	26,057
Non-interested Trustees' fees and expenses	11,048
Affiliated fund administration fees payable	2,997
Accrued expenses and other payables	495,136
Total Liabilities	14,953,289
Net Assets	$1,318,260,024

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,500,737,557
Total distributable earnings (loss)	(182,477,533)
Total Net Assets	$1,318,260,024
Net Assets - Class A Shares	$261,786,849
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,283,342
Net Asset Value Per Share(3)	$19.71
Maximum Offering Price Per Share(4)	$20.91
Net Assets - Class C Shares	$67,707,270
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,658,954
Net Asset Value Per Share(3)	$18.50
Net Assets - Class D Shares	$1,783,509
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,940
Net Asset Value Per Share	$19.61
Net Assets - Class I Shares	$704,006,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,884,347
Net Asset Value Per Share	$19.62
Net Assets - Class N Shares	$274,266,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,999,420
Net Asset Value Per Share	$19.59
Net Assets - Class R Shares	$4,511,264
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	233,851
Net Asset Value Per Share	$19.29
Net Assets - Class S Shares	$102,572
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,224
Net Asset Value Per Share	$19.63
Net Assets - Class T Shares	$4,095,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	208,632
Net Asset Value Per Share	$19.63

(1) Includes cost of $1,352,802,628.

(2) Includes cost of $442,112.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

See footnotes at the end of the Statement.

Investment Income:
Dividends	$11,696,932
Affiliated securities lending income, net	72,912
Other income	25,846
Foreign tax withheld	(1,204,611)
Total Investment Income	10,591,079
Expenses:
Advisory fees	8,853,551
12b-1 Distribution and shareholder servicing fees:
Class A Shares	435,120
Class C Shares	404,341
Class R Shares	17,519
Class S Shares	96
Transfer agent administrative fees and expenses:
Class D Shares	1,297
Class R Shares	9,487
Class S Shares	148
Class T Shares	30,130
Transfer agent networking and omnibus fees:
Class A Shares	212,161
Class C Shares	45,809
Class I Shares	365,835
Other transfer agent fees and expenses:
Class A Shares	14,727
Class C Shares	3,850
Class D Shares	442
Class I Shares	22,400
Class N Shares	3,875
Class R Shares	95
Class S Shares	1
Class T Shares	57
Custodian fees	104,512
Shareholder reports expense	60,948
Registration fees	60,136
Professional fees	48,518
Affiliated fund administration fees	22,134
Non-interested Trustees’ fees and expenses	18,798
Other expenses	90,358
Total Expenses	10,826,345
Less: Excess Expense Reimbursement and Waivers	(1,100,186)
Net Expenses	9,726,159
Net Investment Income/(Loss)	864,920

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(12,790,142)
Total Net Realized Gain/(Loss) on Investments	(12,790,142)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(227,806,011)
Total Change in Unrealized Net Appreciation/Depreciation	(227,806,011)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(239,731,233)

(1) Includes realized foreign capital gains tax on investments of $(552,767). (2) Includes change in unrealized appreciation/depreciation of $1,984,426 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$864,920	$23,861,083
Net realized gain/(loss) on investments	(12,790,142)	10,274,820
Change in unrealized net appreciation/depreciation	(227,806,011)	(292,157,790)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(239,731,233)	(258,021,887)
Dividends and Distributions to Shareholders
Class A Shares	(12,991,699)	(67,679,412)
Class C Shares	(2,963,075)	(22,355,238)
Class D Shares	(84,443)	(365,023)
Class I Shares	(41,159,651)	(284,656,835)
Class N Shares	(12,284,474)	(3,902,029)
Class R Shares	(257,199)	(1,868,347)
Class S Shares	(3,190)	(314,566)
Class T Shares	(845,346)	(1,112,930)
Net Decrease from Dividends and Distributions to Shareholders	(70,589,077)	(382,254,380)
Capital Share Transactions:
Class A Shares	(34,649,057)	(40,725,472)
Class C Shares	(24,117,228)	(182,298,837)
Class D Shares	(66,236)	(265,913)
Class I Shares	(174,151,619)	(1,470,592,941)
Class N Shares	50,318,593	240,013,975
Class R Shares	(3,663,891)	(4,316,640)
Class S Shares	15,090	(2,089,753)
Class T Shares	(23,725,070)	22,081,158
Net Increase/(Decrease) from Capital Share Transactions	(210,039,418)	(1,438,194,423)
Net Increase/(Decrease) in Net Assets	(520,359,728)	(2,078,470,690)
Net Assets:
Beginning of period	1,838,619,752	3,917,090,442
End of period	$1,318,260,024	$1,838,619,752

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.08	$29.10	$29.50	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.23	0.28	0.11
Net realized and unrealized gain/(loss)	(3.45)	(1.64)	(0.39)	0.31
Total from Investment Operations	(3.46)	(1.41)	(0.11)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.44)	(0.29)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.91)	(3.61)	(0.29)	—
Net Asset Value, End of Period	$19.71	$24.08	$29.10	$29.50
Total Return*	(15.17)%	(3.07)%(3)	(0.40)%	1.44%
Net Assets, End of Period (in thousands)	$261,787	$357,079	$485,243	$623,172
Average Net Assets for the Period (in thousands)	$348,096	$419,053	$577,151	$625,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.45%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.32%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	(0.10)%	0.96%	0.94%	2.18%
Portfolio Turnover Rate	36%	45%	56%	5%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$22.53	$27.13	$27.46	$27.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.08)	0.02	0.06	0.06
Net realized and unrealized gain/(loss)	(3.26)	(1.45)	(0.36)	0.29
Total from Investment Operations	(3.34)	(1.43)	(0.30)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.69)	(3.17)	(0.03)	—
Net Asset Value, End of Period	$18.50	$22.53	$27.13	$27.46
Total Return*	(15.47)%	(3.64)%(4)	(1.09)%	1.29%
Net Assets, End of Period (in thousands)	$67,707	$106,863	$336,880	$432,601
Average Net Assets for the Period (in thousands)	$95,917	$161,985	$397,796	$430,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	2.09%	2.00%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.97%	2.00%	2.16%
Ratio of Net Investment Income/(Loss)	(0.72)%	0.10%	0.22%	1.36%
Portfolio Turnover Rate	36%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (3.11)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (3.68)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$26.05	$28.44	$26.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.25	0.28
Net realized and unrealized gain/(loss)	3.25	(2.28)	1.41
Total from Investment Operations	3.42	(2.03)	1.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.24)
Total Dividends and Distributions	(0.39)	(0.36)	(0.24)
Net Asset Value, End of Period	$29.08	$26.05	$28.44
Total Return*	13.36%	(7.18)%	6.33%
Net Assets, End of Period (in thousands)	$637,250	$784,966	$1,623,379
Average Net Assets for the Period (in thousands)	$682,656	$1,339,821	$1,640,689
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%	1.36%
Ratio of Net Investment Income/(Loss)	0.63%	0.99%	1.03%
Portfolio Turnover Rate	51%	45%	71%

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$24.31	$26.60	$25.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.12	0.09
Net realized and unrealized gain/(loss)	3.04	(2.21)	1.29
Total from Investment Operations	3.01	(2.09)	1.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.09)
Total Dividends and Distributions	(0.21)	(0.20)	(0.09)
Net Asset Value, End of Period	$27.11	$24.31	$26.60
Total Return*	12.50%	(7.88)%	5.47%
Net Assets, End of Period (in thousands)	$437,418	$504,192	$552,630
Average Net Assets for the Period (in thousands)	$457,115	$513,230	$507,862
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.11%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.11%	2.13%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.50%	0.33%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.00	$29.06	$29.51	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.29	0.37	0.12
Net realized and unrealized gain/(loss)	(3.44)	(1.67)	(0.40)	0.31
Total from Investment Operations	(3.42)	(1.38)	(0.03)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.51)	(0.42)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.97)	(3.68)	(0.42)	—
Net Asset Value, End of Period	$19.61	$24.00	$29.06	$29.51
Total Return*	(15.11)%	(2.90)%(3)	(0.15)%	1.48%
Net Assets, End of Period (in thousands)	$1,784	$2,257	$3,002	$2,187
Average Net Assets for the Period (in thousands)	$2,190	$2,483	$3,163	$1,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.59%	1.16%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.13%	1.10%	1.08%
Ratio of Net Investment Income/(Loss)	0.16%	1.20%	1.25%	2.43%
Portfolio Turnover Rate	36%	45%	56%	5%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.03	$29.06	$29.47	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.24	0.38	0.12
Net realized and unrealized gain/(loss)	(3.43)	(1.58)	(0.39)	0.31
Total from Investment Operations	(3.41)	(1.34)	(0.01)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.52)	(0.40)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(1.00)	(3.69)	(0.40)	—
Net Asset Value, End of Period	$19.62	$24.03	$29.06	$29.47
Total Return*	(15.08)%	(2.75)%(4)	(0.07)%	1.48%
Net Assets, End of Period (in thousands)	$704,007	$1,050,061	$3,021,157	$3,721,310
Average Net Assets for the Period (in thousands)	$995,196	$1,621,134	$3,542,904	$3,644,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.12%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.01%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	0.18%	0.99%	1.27%	2.51%
Portfolio Turnover Rate	36%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (2.94)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (2.79)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$26.06	$28.45	$27.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.42	0.40
Net realized and unrealized gain/(loss)	3.21	(2.36)	1.36
Total from Investment Operations	3.46	(1.94)	1.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.45)	(0.35)
Total Dividends and Distributions	(0.48)	(0.45)	(0.35)
Net Asset Value, End of Period	$29.04	$26.06	$28.45
Total Return*	13.58%	(6.87)%	6.60%
Net Assets, End of Period (in thousands)	$3,642,386	$2,966,703	$2,333,559
Average Net Assets for the Period (in thousands)	$2,966,203	$2,631,335	$1,879,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.10%
Ratio of Net Investment Income/(Loss)	0.94%	1.65%	1.46%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$23.99	$29.08	$29.47	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.48	0.41	0.12
Net realized and unrealized gain/(loss)	(3.44)	(1.85)	(0.38)	0.32
Total from Investment Operations	(3.40)	(1.37)	0.03	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.55)	(0.42)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(1.00)	(3.72)	(0.42)	—
Net Asset Value, End of Period	$19.59	$23.99	$29.08	$29.47
Total Return*	(15.04)%	(2.82)%(3)	0.07%	1.52%
Net Assets, End of Period (in thousands)	$274,267	$280,749	$43,305	$10,530
Average Net Assets for the Period (in thousands)	$297,498	$128,934	$12,868	$10,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.07%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.36%	2.02%	1.41%	2.57%
Portfolio Turnover Rate	36%	45%	56%	5%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$23.51	$28.42	$28.81	$28.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.06)	0.15	0.16	0.09
Net realized and unrealized gain/(loss)	(3.38)	(1.59)	(0.36)	0.31
Total from Investment Operations	(3.44)	(1.44)	(0.20)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.30)	(0.19)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.78)	(3.47)	(0.19)	—
Net Asset Value, End of Period	$19.29	$23.51	$28.42	$28.81
Total Return*	(15.32)%	(3.35)%(4)	(0.71)%	1.41%
Net Assets, End of Period (in thousands)	$4,511	$9,168	$16,214	$23,122
Average Net Assets for the Period (in thousands)	$7,590	$11,867	$19,820	$22,887
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.81%	1.66%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.62%	1.62%	1.56%
Ratio of Net Investment Income/(Loss)	(0.49)%	0.63%	0.54%	1.96%
Portfolio Turnover Rate	36%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (2.86)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (3.39)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.33
Net realized and unrealized gain/(loss)	3.05	(1.02)
Total from Investment Operations	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)
Total Dividends and Distributions	(0.49)	(0.44)
Net Asset Value, End of Period	$29.03	$26.05
Total Return*	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,041	$714
Average Net Assets for the Period (in thousands)	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	1.55%	1.96%
Portfolio Turnover Rate	51%	45%

Class R Shares
For a share outstanding during the year ended July 31	2017	2016	2015
Net Asset Value, Beginning of Period	$25.55	$27.97	$26.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.28	0.24
Net realized and unrealized gain/(loss)	3.16	(2.35)	1.35
Total from Investment Operations	3.24	(2.07)	1.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.21)
Total Dividends and Distributions	(0.38)	(0.35)	(0.21)
Net Asset Value, End of Period	$28.41	$25.55	$27.97
Total Return*	12.89%	(7.45)%	6.05%
Net Assets, End of Period (in thousands)	$23,071	$20,056	$14,173
Average Net Assets for the Period (in thousands)	$21,398	$16,793	$11,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.67%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.63%
Ratio of Net Investment Income/(Loss)	0.29%	1.12%	0.89%
Portfolio Turnover Rate	51%	45%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$23.80	$29.00	$29.48	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.23	0.44	0.11
Net realized and unrealized gain/(loss)	(3.46)	(1.72)	(0.53)	0.31
Total from Investment Operations	(3.48)	(1.49)	(0.09)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.54)	(0.39)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.69)	(3.71)	(0.39)	—
Net Asset Value, End of Period	$19.63	$23.80	$29.00	$29.48
Total Return*	(15.23)%	(3.32)%(3)	(0.36)%	1.45%
Net Assets, End of Period (in thousands)	$103	$110	$2,674	$52
Average Net Assets for the Period (in thousands)	$119	$1,736	$591	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.99%	1.76%	1.75%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.46%	1.43%	1.26%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.97%	1.57%	2.25%
Portfolio Turnover Rate	36%	45%	56%	5%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.00	$29.02	$29.50	$29.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	0.57	0.30	0.11
Net realized and unrealized gain/(loss)	(3.41)	(1.95)	(0.37)	0.32
Total from Investment Operations	(3.44)	(1.38)	(0.07)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.47)	(0.41)	—
Distributions (from capital gains)	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.93)	(3.64)	(0.41)	—
Net Asset Value, End of Period	$19.63	$24.00	$29.02	$29.50
Total Return*	(15.15)%	(2.92)%(4)	(0.26)%	1.48%
Net Assets, End of Period (in thousands)	$4,095	$32,333	$8,614	$10,291
Average Net Assets for the Period (in thousands)	$24,104	$37,969	$9,802	$9,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.48%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.33%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	(0.28)%	2.38%	1.01%	2.32%
Portfolio Turnover Rate	36%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (3.36)%. Please see Note 3 in the Notes to the Financial Statements.

(4) Total return without the effect of affiliated payments would have been (2.96)%. Please see Note 3 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

30	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal

32	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

34	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.88% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. The previous expense limit (until February 1, 2020) was 0.94%. In addition, for at least a one-year period commencing January 28, 2020,

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

36	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Investment Fund	37

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $3,766.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $578.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class R Shares	-*		-*
Class S Shares	41		-*
Class T Shares	1		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

During the period ended September 30, 2019, Janus Capital made a contribution to the Fund to cover broker commission fees related to registration of foreign securities. The impact of the contribution on total return was 0.04%.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,368,670,544	$153,722,872	$(205,772,920)	$ (52,050,048)

38	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,105,526	$ 52,338,603	6,969,640	$ 173,612,979
Reinvested dividends and distributions	441,425	11,101,842	2,790,088	58,703,453
Shares repurchased	(4,089,912)	(98,089,502)	(11,606,258)	(273,041,904)
Net Increase/(Decrease)	(1,542,961)	$ (34,649,057)	(1,846,530)	$ (40,725,472)
Class C Shares:
Shares sold	1,277,784	$ 30,531,691	737,734	$ 15,530,343
Reinvested dividends and distributions	106,986	2,530,209	972,508	19,226,492
Shares repurchased	(2,469,769)	(57,179,128)	(9,382,447)	(217,055,672)
Net Increase/(Decrease)	(1,084,999)	$ (24,117,228)	(7,672,205)	$ (182,298,837)
Class D Shares:
Shares sold	13,149	$ 314,709	11,952	$ 278,532
Reinvested dividends and distributions	3,373	84,364	17,426	364,724
Shares repurchased	(19,624)	(465,309)	(38,661)	(909,169)
Net Increase/(Decrease)	(3,102)	$ (66,236)	(9,283)	$ (265,913)
Class I Shares:
Shares sold	2,572,749	$ 58,486,999	14,229,852	$ 326,019,698
Reinvested dividends and distributions	1,506,436	37,691,039	11,943,611	250,099,207
Shares repurchased	(11,901,713)	(270,329,657)	(86,425,240)	(2,046,711,846)
Net Increase/(Decrease)	(7,822,528)	$(174,151,619)	(60,251,777)	$(1,470,592,941)
Class N Shares:
Shares sold	3,189,643	$ 70,433,524	11,461,148	$ 270,549,555
Reinvested dividends and distributions	450,362	11,250,037	175,919	3,674,951
Shares repurchased	(1,344,131)	(31,364,968)	(1,422,865)	(34,210,531)
Net Increase/(Decrease)	2,295,874	$ 50,318,593	10,214,202	$ 240,013,975
Class R Shares:
Shares sold	31,424	$ 753,067	149,737	$ 3,327,315
Reinvested dividends and distributions	4,197	103,404	29,816	613,618
Shares repurchased	(191,741)	(4,520,362)	(360,208)	(8,257,573)
Net Increase/(Decrease)	(156,120)	$ (3,663,891)	(180,655)	$ (4,316,640)
Class S Shares:
Shares sold	569	$ 13,971	9,015	$ 209,812
Reinvested dividends and distributions	127	3,190	15,116	314,566
Shares repurchased	(83)	(2,071)	(111,741)	(2,614,131)
Net Increase/(Decrease)	613	$ 15,090	(87,610)	$ (2,089,753)
Class T Shares:
Shares sold	11,522	$ 281,732	5,004,475	$ 116,247,015
Reinvested dividends and distributions	33,735	844,735	52,936	1,108,472
Shares repurchased	(1,184,031)	(24,851,537)	(4,006,823)	(95,274,329)
Net Increase/(Decrease)	(1,138,774)	$ (23,725,070)	1,050,588	$ 22,081,158

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$608,024,720	$ 849,133,156	$ -	$ -

Janus Investment Fund	39

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements

40	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	41

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

42	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	43

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

44	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	45

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

46	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

56	MARCH 31, 2020

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93082 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson International Small Cap Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Evolution Gaming Group AB	2.54%	1.22%	Charter Hall Group	2.58%	-0.95%
Showa Corp	1.99%	0.80%	Beach Energy Ltd	2.01%	-0.88%
Daiwabo Holdings Co Ltd	1.12%	0.39%	Super Retail Group Ltd	1.53%	-0.83%
Sekisui Jushi Corp	1.50%	0.27%	Redrow PLC	2.59%	-0.65%
Xinyi Glass Holdings Ltd	0.90%	0.27%	Accent Group Ltd	1.63%	-0.64%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI EAFE Small Cap Index
		Contribution	Average Weight	Average Weight
	Utilities	0.25%	4.10%	2.52%
	Information Technology	0.10%	12.58%	10.23%
	Real Estate	0.06%	4.86%	13.94%
	Other**	-0.04%	0.07%	0.00%
	Industrials	-0.08%	20.20%	21.65%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI EAFE Small Cap Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	-0.98%	5.84%	6.35%
	Financials	-0.94%	7.39%	10.67%
	Consumer Discretionary	-0.83%	28.36%	12.23%
	Energy	-0.60%	5.17%	2.33%
	Communication Services	-0.56%	6.80%	4.69%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Evolution Gaming Group AB
Hotels, Restaurants & Leisure	2.7%
Mapletree Logistics Trust
Equity Real Estate Investment Trusts (REITs)	2.5%
Showa Corp
Auto Components	2.5%
HKBN Ltd
Diversified Telecommunication Services	2.5%
Hera SpA
Multi-Utilities	2.4%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

2	MARCH 31, 2020

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020				Expense Ratios
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-23.73%	-24.09%	-4.46%	7.60%	1.31%
Class A Shares at MOP	-28.11%	-28.44%	-6.16%
Class C Shares at NAV	-23.78%	-24.22%	-4.93%	10.46%	2.05%
Class C Shares at CDSC	-24.53%	-24.96%	-4.93%
Class D Shares(1)	-23.71%	-24.07%	-4.37%	3.77%	1.17%
Class I Shares	-23.70%	-24.07%	-4.28%	9.21%	1.05%
Class N Shares	-23.67%	-23.97%	-3.94%	3.39%	0.99%
Class S Shares	-23.80%	-24.17%	-4.54%	10.27%	1.50%
Class T Shares	-23.74%	-24.18%	-4.45%	4.76%	1.25%
MSCI EAFE Small Cap Index	-19.17%	-18.15%	0.45%
Morningstar Quartile - Class N Shares	-	4th	4th
Morningstar Ranking - based on total returns for Foreign Small/Mid Blend Funds	-	96/119	91/109

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 15, 2016

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

4	MARCH 31, 2020

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$762.70	$4.89	$1,000.00	$1,019.45	$5.60	1.11%
Class C Shares	$1,000.00	$762.20	$5.46	$1,000.00	$1,018.80	$6.26	1.24%
Class D Shares	$1,000.00	$762.90	$5.11	$1,000.00	$1,019.20	$5.86	1.16%
Class I Shares	$1,000.00	$763.00	$4.41	$1,000.00	$1,020.00	$5.05	1.00%
Class N Shares	$1,000.00	$763.30	$4.36	$1,000.00	$1,020.05	$5.00	0.99%
Class S Shares	$1,000.00	$762.00	$5.11	$1,000.00	$1,019.20	$5.86	1.16%
Class T Shares	$1,000.00	$762.60	$5.51	$1,000.00	$1,018.75	$6.31	1.25%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 99.6%
Auto Components – 5.7%
Dometic Group AB (144A)	7,805	$34,841
Press Kogyo Co Ltd	18,000	40,250
Showa Corp	7,400	155,048
Xinyi Glass Holdings Ltd	104,000	118,490
		348,629
Banks – 1.2%
SpareBank 1 Nord Norge	14,836	74,393
Beverages – 1.4%
Royal Unibrew A/S	1,206	87,171
Building Products – 3.7%
Lindab International AB	11,685	90,635
Sekisui Jushi Corp	7,300	134,530
		225,165
Chemicals – 1.3%
Kanto Denka Kogyo Co Ltd	11,100	79,493
Commercial Services & Supplies – 1.5%
Kokuyo Co Ltd	6,600	92,503
Construction & Engineering – 2.5%
OSJB Holdings Corp	38,600	85,507
Tokyu Construction Co Ltd	12,800	67,428
		152,935
Diversified Consumer Services – 0.6%
Dignity PLC	11,080	38,292
Diversified Financial Services – 2.0%
Cerved Group SpA	12,356	73,558
doValue SpA (144A)	8,129	50,391
		123,949
Diversified Telecommunication Services – 2.5%
HKBN Ltd	98,000	154,156
Electronic Equipment, Instruments & Components – 3.5%
Barco NV	522	80,615
Daiwabo Holdings Co Ltd	1,900	91,246
Hosiden Corp	6,700	46,836
		218,697
Energy Equipment & Services – 0.6%
TGS NOPEC Geophysical Co ASA	3,368	37,854
Equity Real Estate Investment Trusts (REITs) – 4.4%
Charter Hall Group	27,800	115,650
Mapletree Logistics Trust	141,300	157,283
		272,933
Food & Staples Retailing – 2.9%
Nihon Chouzai Co Ltd	6,800	103,729
Sonae SGPS SA	115,747	74,921
		178,650
Food Products – 1.3%
Synlait Milk Ltd*	21,588	79,419
Gas Utilities – 1.8%
Italgas SpA	19,757	108,267
Health Care Equipment & Supplies – 1.8%
Ansell Ltd	6,362	108,390
Health Care Providers & Services – 1.7%
Ship Healthcare Holdings Inc	2,600	106,617
Hotels, Restaurants & Leisure – 4.4%
Evolution Gaming Group AB (144A)	4,988	169,978
Sushiro Global Holdings Ltd	6,800	100,105
		270,083
Household Durables – 8.0%
Bellway PLC	2,564	68,377

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
Bovis Homes Group PLC	6,992	$49,880
JM AB	4,201	73,122
Kaufman & Broad SA	1,553	48,164
Redrow PLC	21,815	97,137
Sumitomo Forestry Co Ltd	5,700	73,086
Tamron Co Ltd	5,000	83,764
		493,530
Information Technology Services – 3.6%
DTS Corp	5,400	93,977
Nihon Unisys Ltd	4,800	128,463
		222,440
Insurance – 2.7%
ASR Nederland NV	2,678	67,449
Storebrand ASA	24,953	100,226
		167,675
Leisure Products – 0.7%
Technogym SpA (144A)	6,326	41,629
Machinery – 2.9%
Kardex AG	648	90,580
Takuma Co Ltd	8,000	89,132
		179,712
Marine – 2.5%
Dfds A/S*	2,439	55,730
SITC International Holdings Co Ltd	104,000	96,956
		152,686
Media – 4.3%
Metropole Television SA	8,339	93,750
Sanoma Oyj	11,231	103,212
Stroeer SE & Co KGaA	1,326	69,104
		266,066
Metals & Mining – 0.8%
Granges AB	10,282	51,027
Multi-Utilities – 3.9%
ACEA SpA	5,861	93,155
Hera SpA	41,366	148,537
		241,692
Oil, Gas & Consumable Fuels – 3.7%
Beach Energy Ltd	117,288	85,860
Gaztransport Et Technigaz SA	1,917	140,767
		226,627
Pharmaceuticals – 1.4%
Kaken Pharmaceutical Co Ltd	1,900	88,475
Professional Services – 2.2%
ALS Ltd	20,553	71,552
Intertrust NV (144A)	5,322	66,606
		138,158
Road & Rail – 1.7%
Nobina AB (144A)	19,191	104,583
Semiconductor & Semiconductor Equipment – 3.7%
BE Semiconductor Industries NV	3,091	94,214
SOITEC*	1,881	135,601
		229,815
Software – 1.6%
Avast PLC (144A)	20,207	98,321
Specialty Retail – 3.8%
Accent Group Ltd	86,928	42,834
EDION Corp	5,000	41,427
JB Hi-Fi Ltd	4,949	87,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Super Retail Group Ltd	22,249	$62,715
		234,084
Technology Hardware, Storage & Peripherals – 1.2%
MCJ Co Ltd	13,600	75,215
Textiles, Apparel & Luxury Goods – 0.7%
Seiko Holdings Corp	2,700	43,562
Thrifts & Mortgage Finance – 1.1%
OneSavings Bank PLC	22,265	69,052
Trading Companies & Distributors – 2.3%
Grafton Group PLC	9,613	63,180
Sojitz Corp	34,000	79,849
		143,029
Transportation Infrastructure – 2.0%
ASTM SpA	3,094	54,336
Hamburger Hafen und Logistik AG	4,968	69,509
		123,845
Total Investments (total cost $8,135,014) – 99.6%		6,148,819
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		22,161
Net Assets – 100%		$6,170,980

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$1,900,242	30.9%
Australia	574,109	9.3
Italy	569,873	9.3
Sweden	524,186	8.5
United Kingdom	484,239	7.9
France	418,282	6.8
Hong Kong	369,602	6.0
Netherlands	228,269	3.7
Norway	212,473	3.5
Singapore	157,283	2.6
Denmark	142,901	2.3
Germany	138,613	2.2
Finland	103,212	1.7
Switzerland	90,580	1.5
Belgium	80,615	1.3
New Zealand	79,419	1.3
Portugal	74,921	1.2

Total	$6,148,819	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $566,349, which represents 9.2% of net assets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$-	$6,148,819	$-

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$6,148,819
Cash denominated in foreign currency(2)	1,663
Non-interested Trustees' deferred compensation	122
Receivables:
Dividends	40,931
Investments sold	26,800
Due from adviser	17,854
Foreign tax reclaims	13,220
Fund shares sold	724
Other assets	91
Total Assets	6,250,224
Liabilities:
Due to custodian	2,614
Payables:	—
Audit fee payable	25,391
Fund shares repurchased	17,379
Non-affiliated fund administration fees payable	14,748
Registration fees	6,211
Advisory fees	5,638
Printing fees	2,090
Professional fees	1,371
Transfer agent fees and expenses	691
Custodian fees	452
Non-interested Trustees' deferred compensation fees	122
Non-interested Trustees' fees and expenses	59
12b-1 Distribution and shareholder servicing fees	51
Affiliated fund administration fees payable	14
Accrued expenses and other payables	2,413
Total Liabilities	79,244
Net Assets	$6,170,980

See Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,598,461
Total distributable earnings (loss)	(3,427,481)
Total Net Assets	$6,170,980
Net Assets - Class A Shares	$44,081
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,711
Net Asset Value Per Share(3)	$7.72
Maximum Offering Price Per Share(4)	$8.19
Net Assets - Class C Shares	$35,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,575
Net Asset Value Per Share(3)	$7.73
Net Assets - Class D Shares	$2,023,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	260,881
Net Asset Value Per Share	$7.76
Net Assets - Class I Shares	$36,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,663
Net Asset Value Per Share	$7.72
Net Assets - Class N Shares	$3,956,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	517,170
Net Asset Value Per Share	$7.65
Net Assets - Class S Shares	$35,776
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,631
Net Asset Value Per Share	$7.73
Net Assets - Class T Shares	$39,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,079
Net Asset Value Per Share	$7.81

(1) Includes cost of $8,135,014.

(2) Includes cost of $1,663.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$100,904
Other income	14
Foreign tax withheld	(5,692)
Total Investment Income	95,226
Expenses:
Advisory fees	43,648
12b-1 Distribution and shareholder servicing fees:
Class A Shares	24
Class C Shares	51
Class S Shares	10
Transfer agent administrative fees and expenses:
Class D Shares	1,746
Class S Shares	60
Class T Shares	105
Transfer agent networking and omnibus fees:
Class A Shares	8
Class C Shares	8
Class I Shares	—
Other transfer agent fees and expenses:
Class A Shares	7
Class C Shares	6
Class D Shares	955
Class I Shares	3
Class N Shares	310
Class S Shares	3
Class T Shares	4
Registration fees	39,784
Non-affiliated fund administration fees	27,994
Professional fees	23,651
Shareholder reports expense	1,687
Custodian fees	1,127
Non-interested Trustees’ fees and expenses	111
Affiliated fund administration fees	109
Other expenses	5,121
Total Expenses	146,532
Less: Excess Expense Reimbursement and Waivers	(100,026)
Net Expenses	46,506
Net Investment Income/(Loss)	48,720
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(82,793)
Total Net Realized Gain/(Loss) on Investments	(82,793)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,873,209)
Total Change in Unrealized Net Appreciation/Depreciation	(1,873,209)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,907,282)

See Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$48,720	$202,153
Net realized gain/(loss) on investments	(82,793)	(1,393,883)
Change in unrealized net appreciation/depreciation	(1,873,209)	(251,942)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,907,282)	(1,443,672)
Dividends and Distributions to Shareholders
Class A Shares	(1,289)	(2,993)
Class C Shares	(969)	(1,425)
Class D Shares	(67,364)	(124,861)
Class I Shares	(1,167)	(1,914)
Class N Shares	(140,242)	(219,721)
Class S Shares	(1,092)	(1,557)
Class T Shares	(1,572)	(4,922)
Net Decrease from Dividends and Distributions to Shareholders	(213,695)	(357,393)
Capital Share Transactions:
Class A Shares	1,289	2,630
Class C Shares	(478)	(3,041)
Class D Shares	(358,995)	(548,567)
Class I Shares	1,167	(3,067)
Class N Shares	(175,739)	(40,915)
Class S Shares	1,092	1,557
Class T Shares	(29,266)	(465,621)
Net Increase/(Decrease) from Capital Share Transactions	(560,930)	(1,057,024)
Net Increase/(Decrease) in Net Assets	(2,681,907)	(2,858,089)
Net Assets:
Beginning of period	8,852,887	11,710,976
End of period	$6,170,980	$8,852,887

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018		2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.33	$12.31	$13.26		$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.22	0.23		0.03	0.01
Net realized and unrealized gain/(loss)	(2.44)	(1.82)	(0.38)		0.50	0.57
Total from Investment Operations	(2.38)	(1.60)	(0.15)		0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.27)	(0.11)		—	—
Distributions (from capital gains)	—	(0.11)	(0.69)		—	—
Total Dividends and Distributions	(0.23)	(0.38)	(0.80)		—	—
Net Asset Value, End of Period	$7.72	$10.33	$12.31		$13.26	$12.73
Total Return*	(23.73)%	(12.64)%	(1.47)%		4.16%	4.77%
Net Assets, End of Period (in thousands)	$44	$58	$66		$55	$52
Average Net Assets for the Period (in thousands)	$60	$77	$65		$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.15%	7.51%	5.67%		2.96%	3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.25%	1.34%		1.37%	1.32%
Ratio of Net Investment Income/(Loss)	1.09%	2.13%	1.74%		1.32%	0.46%
Portfolio Turnover Rate	28%	72%	119%		18%	69%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.34	$12.23	$13.22	$12.71	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	0.18	0.14	0.01	(0.01)
Net realized and unrealized gain/(loss)	(2.45)	(1.79)	(0.36)	0.50	0.57
Total from Investment Operations	(2.40)	(1.61)	(0.22)	0.51	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.17)	(0.08)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.21)	(0.28)	(0.77)	—	—
Net Asset Value, End of Period	$7.73	$10.34	$12.23	$13.22	$12.71
Total Return*	(23.85)%	(12.87)%	(2.04)%	4.01%	4.61%
Net Assets, End of Period (in thousands)	$35	$48	$61	$57	$52
Average Net Assets for the Period (in thousands)	$50	$49	$65	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.29%	9.92%	6.30%	3.73%	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.53%	1.99%	2.13%	2.09%
Ratio of Net Investment Income/(Loss)	0.94%	1.70%	1.04%	0.59%	(0.31)%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.39	$12.37	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	0.22	0.29	0.04	0.01
Net realized and unrealized gain/(loss)	(2.44)	(1.82)	(0.43)	0.50	0.57
Total from Investment Operations	(2.39)	(1.60)	(0.14)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.27)	(0.07)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.24)	(0.38)	(0.76)	—	—
Net Asset Value, End of Period	$7.76	$10.39	$12.37	$13.27	$12.73
Total Return*	(23.71)%	(12.61)%	(1.37)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$2,023	$3,062	$4,234	$1,147	$263
Average Net Assets for the Period (in thousands)	$2,947	$3,353	$5,055	$737	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.36%	3.77%	3.08%	3.16%	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.19%	1.23%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	0.98%	2.06%	2.16%	2.13%	0.55%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.35	$12.34	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.23	0.25	0.03	0.01
Net realized and unrealized gain/(loss)	(2.43)	(1.82)	(0.37)	0.51	0.57
Total from Investment Operations	(2.37)	(1.59)	(0.12)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.29)	(0.12)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.26)	(0.40)	(0.81)	—	—
Net Asset Value, End of Period	$7.72	$10.35	$12.34	$13.27	$12.73
Total Return*	(23.70)%	(12.52)%	(1.24)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$36	$47	$59	$55	$54
Average Net Assets for the Period (in thousands)	$49	$51	$59	$54	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.16%	9.21%	5.65%	2.72%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.07%	1.10%	1.15%	1.07%
Ratio of Net Investment Income/(Loss)	1.21%	2.20%	1.90%	1.52%	0.71%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.26	$12.23	$13.27	$12.73	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.23	0.25	0.03	0.18
Net realized and unrealized gain/(loss)	(2.41)	(1.80)	(0.36)	0.51	2.55
Total from Investment Operations	(2.35)	(1.57)	(0.11)	0.54	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.29)	(0.24)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.26)	(0.40)	(0.93)	—	—
Net Asset Value, End of Period	$7.65	$10.26	$12.23	$13.27	$12.73
Total Return*	(23.67)%	(12.44)%	(1.22)%	4.24%	27.30%
Net Assets, End of Period (in thousands)	$3,957	$5,500	$6,605	$6,750	$6,420
Average Net Assets for the Period (in thousands)	$5,580	$5,582	$6,961	$6,535	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.04%	3.39%	3.09%	2.69%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.02%	1.07%	1.10%	1.19%
Ratio of Net Investment Income/(Loss)	1.18%	2.25%	1.89%	1.59%	2.56%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$10.35	$12.30	$13.25	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	0.21	0.20	0.03	—(5)
Net realized and unrealized gain/(loss)	(2.43)	(1.81)	(0.36)	0.49	0.58
Total from Investment Operations	(2.38)	(1.60)	(0.16)	0.52	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.24)	(0.10)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.24)	(0.35)	(0.79)	—	—
Net Asset Value, End of Period	$7.73	$10.35	$12.30	$13.25	$12.73
Total Return*	(23.70)%	(12.64)%	(1.53)%	4.08%	4.77%
Net Assets, End of Period (in thousands)	$36	$47	$54	$55	$52
Average Net Assets for the Period (in thousands)	$48	$47	$57	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.50%	10.11%	6.14%	3.17%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.22%	1.43%	1.41%	1.57%
Ratio of Net Investment Income/(Loss)	1.04%	2.06%	1.51%	1.27%	0.21%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.43	$12.35	$13.26	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.17	0.31	0.03	0.01
Net realized and unrealized gain/(loss)	(2.45)	(1.77)	(0.45)	0.50	0.57
Total from Investment Operations	(2.41)	(1.60)	(0.14)	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.21)	(0.08)	—	—
Distributions (from capital gains)	—	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.21)	(0.32)	(0.77)	—	—
Net Asset Value, End of Period	$7.81	$10.43	$12.35	$13.26	$12.73
Total Return*	(23.74)%	(12.68)%	(1.40)%	4.16%	4.77%
Net Assets, End of Period (in thousands)	$40	$91	$632	$105	$57
Average Net Assets for the Period (in thousands)	$84	$183	$535	$80	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.80%	4.76%	3.73%	3.10%	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.25%	1.31%	1.23%	1.32%
Ratio of Net Investment Income/(Loss)	0.72%	1.61%	2.34%	1.64%	0.47%
Portfolio Turnover Rate	28%	72%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

18	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund were fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Over $1 Billion	0.84

22	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

The Fund’s actual investment advisory fee rate for the reporting period was 0.99% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.98% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to

Janus Investment Fund	23

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

24	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended March 31, 2020.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	81%	1%
Class C Shares	100	1
Class D Shares	-	-
Class I Shares	100	1
Class N Shares	96	62
Class S Shares	100	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

Janus Investment Fund	25

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,183,776)	$ (208,338)	$ (1,392,114)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,149,090	$ 286,696	$ (2,286,967)	$ (2,000,271)

26	MARCH 31, 2020

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	2,449	$ 25,000
Reinvested dividends and distributions	115	1,289	321	2,993
Shares repurchased	-	-	(2,549)	(25,363)
Net Increase/(Decrease)	115	$ 1,289	221	$ 2,630
Class C Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	87	969	153	1,425
Shares repurchased	(176)	(1,447)	(481)	(4,466)
Net Increase/(Decrease)	(89)	$ (478)	(328)	$ (3,041)
Class D Shares:
Shares sold	37,007	$ 333,991	71,932	$ 749,293
Reinvested dividends and distributions	5,952	66,777	13,302	124,643
Shares repurchased	(76,792)	(759,763)	(132,807)	(1,422,503)
Net Increase/(Decrease)	(33,833)	$(358,995)	(47,573)	$ (548,567)
Class I Shares:
Shares sold	-	$ -	480	$ 4,467
Reinvested dividends and distributions	104	1,167	205	1,914
Shares repurchased	-	-	(903)	(9,448)
Net Increase/(Decrease)	104	$ 1,167	(218)	$ (3,067)
Class N Shares:
Shares sold	2,664	$ 26,387	9,090	$ 95,440
Reinvested dividends and distributions	842	9,323	1,892	17,481
Shares repurchased	(22,361)	(211,449)	(14,874)	(153,836)
Net Increase/(Decrease)	(18,855)	$(175,739)	(3,892)	$ (40,915)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	98	1,092	167	1,557
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	98	$ 1,092	167	$ 1,557
Class T Shares:
Shares sold	1,191	$ 12,346	5,776	$ 59,880
Reinvested dividends and distributions	139	1,572	523	4,922
Shares repurchased	(4,996)	(43,184)	(48,759)	(530,423)
Net Increase/(Decrease)	(3,666)	$ (29,266)	(42,460)	$ (465,621)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,411,574	$ 3,052,444	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

Janus Investment Fund	27

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about May 22, 2020, or at such other time as may be authorized by the Trustees.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	31

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	35

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93084 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson International Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Value Fund

Janus Henderson International Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE

The Janus Henderson International Value Fund’s Class I Shares returned -17.90% over the six-month period ended March 31, 2020. The Fund underperformed its primary benchmark, the MSCI EAFE® Index, which returned -16.52%, as well as its secondary benchmark, the MSCI All Country World ex U.S. IndexSM, which also returned -16.52%.

INVESTMENT ENVIRONMENT

Over the six-month period, equities showed extremely mixed performance. The market rallied strongly into calendar year end, with positives including a trade deal with China, increased clarity regarding Brexit, strong employment numbers and optimism about strong consumer spending during the holidays. The market environment was risk-on, led by cyclical stocks and higher-beta equities. Multiple expansion was the main driver, however, suggesting elevated downside risk.

In the second half of the period, the nearly 11-year bull run in global equity markets finally snapped. The COVID-19 coronavirus pandemic brought large swaths of the global economy to a screeching halt, and a price war between Saudi Arabia and Russia caused a massive collapse in the price of oil. Global recession loomed, while financial markets witnessed trading halts, wild intraday stock price swings and liquidity issues. Governments and central banks unleashed massive fiscal and monetary stimulus to help businesses and individuals mitigate the severe consequences of economies shutting down.

Heading into 2020, we held the view that equity valuations were stretched on a variety of measures, but the selling in the latter part of the period left few sectors unscathed.

PERFORMANCE DISCUSSION

Over the period, growth stocks outperformed value by a meaningful margin, which hindered the performance of our value-oriented strategy. Information technology, one of the benchmark’s top-performing sectors, was the Fund’s leading sector-level detractor due to both stock selection and our meaningful underweight. Stock selection in financials also hindered results.

Bank of Ireland Group was among the top overall detractors on a relative basis, where in addition to COVID-19-related fears of economic slowdown, gains by the Irish nationalist party in recent elections increased investor concerns that economic stimulus may become more unfavorable to mortgage lenders. We believe Bank of Ireland remains very well capitalized and therefore well positioned to navigate a more turbulent macro environment, and we maintained our position. Although stock selection in financials detracted, the sector overall was additive to relative performance due to our meaningful underweight.

Aerospace supplier Meggitt was another relative detractor as the commercial aerospace sector sold off on global travel restrictions in the latter half of the period. We believe it will emerge successfully as travel restrictions eventually abate, and we continue to hold the position.

By region, our holdings in the UK hurt relative returns, especially in financials and industrials (as discussed above).

Health care was the Fund’s and the benchmark’s top-performing sector, and two of our top relative contributors were pharmaceutical giants Roche and Sanofi. We continue to favor our holdings in large-cap pharmaceuticals, which we believe have sustainable underlying demand growth, strong intellectual property creating barriers to entry and high margins, and consistent cash flow generation. Our underweight in the energy sector also contributed positively to performance given the precipitous drop in the underlying commodity. On a regional basis, we saw relative contribution from holdings in Switzerland, largely reflecting not only our meaningful overweight in health care but also in the relatively more resilient consumer staples space.

Janus Investment Fund	1

Janus Henderson International Value Fund (unaudited)

Our positioning aims to be defensive, with significant overweights in pharmaceuticals, food and beverage and telecommunications. We also had a meaningful allocation to cash given what we believed was a lack of bargain opportunities. During the period, however, we gradually harvested winners and increased exposure to areas such as automotive, where we ended overweight and where we believe sound businesses, strong balance sheets and lower valuation multiples offer compelling reward-to-risk and downside mitigation. We also initiated three new positions, all Japan-based: a provider of surgical equipment kits to hospitals, a provider of beds to the health care industry and a manufacturer of commercial refrigeration systems.

OUTLOOK

The first quarter revealed the fragility of financial markets worldwide as a global pandemic, unprecedented in modern times, likely has pushed most of the world’s economies into recession. Since many developed economies are driven by consumption versus production, the mandated social distancing and sheltering required to combat the spread of COVID-19 have a material chilling effect. As a result, general economic activity and corporate earnings are likely entering a valley in much of the world. We do not know how deep or how sustained this decline will be, but we do have conviction that the virus eventually will be contained through some combination of collective immunity and/or medical intervention. We believe the Fund will show particular strength should the decline worsen, consistent with our defensive positioning and history of losing less than the market and peers in all the significant drawdowns over the past nearly seven years since inception and prior to the current period. The upside potential in our portfolio is higher than it has been in many years.

Our team is actively reviewing our existing holdings for new risks and searching for new investments. Specifically, we are assessing our holdings’ ability to endure a period of significant uncertainty marked by potentially dramatic revenue declines and limited access to funding markets. We are also reassessing credit, liability and other risks that have been newly triggered by COVID-19 and the related economic standstill. We continue to pursue a defensive-minded approach in this volatile moment with a pronounced emphasis on quality.

Thank you for your co-investment and continued confidence in Perkins Investment Management.

2	MARCH 31, 2020

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Roche Holding AG	4.63%	0.89%	Meggitt PLC	1.56%	-0.58%
Z Holdings Corp	1.34%	0.54%	Bank of Ireland Group PLC	1.34%	-0.44%
Sanofi	4.50%	0.40%	Bharti Infratel Ltd	1.41%	-0.40%
BAE Systems PLC	3.73%	0.33%	Lloyds Banking Group PLC	1.80%	-0.39%
Novartis AG	3.48%	0.27%	Hyundai Motor Co	2.01%	-0.38%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI EAFE Index
		Contribution	Average Weight	Average Weight
	Other**	1.56%	6.86%	0.00%
	Health Care	0.67%	18.03%	12.35%
	Financials	0.45%	5.25%	18.28%
	Energy	0.14%	3.24%	4.64%
	Real Estate	0.06%	3.47%	3.54%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI EAFE Index
		Contribution	Average Weight	Average Weight
	Information Technology	-0.85%	3.00%	7.11%
	Consumer Discretionary	-0.83%	11.27%	11.48%
	Materials	-0.82%	6.55%	6.95%
	Utilities	-0.52%	1.03%	3.86%
	Communication Services	-0.49%	8.59%	5.30%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Roche Holding AG
Pharmaceuticals	5.2%
Sanofi
Pharmaceuticals	5.0%
Novartis AG
Pharmaceuticals	4.4%
BAE Systems PLC
Aerospace & Defense	4.0%
Unilever NV
Personal Products	4.0%
22.6%

Asset Allocation - (% of Net Assets)
Common Stocks	94.0%
Repurchase Agreements	6.2%
Other	(0.2)%
100.0%

Emerging markets comprised 6.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson International Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-17.95%	-18.20%	-2.21%	0.43%	2.46%	1.19%
Class A Shares at MOP	-22.68%	-22.90%	-3.35%	-0.41%
Class C Shares at NAV	-18.17%	-18.25%	-2.79%	-0.21%	3.98%	1.91%
Class C Shares at CDSC	-18.96%	-19.04%	-2.79%	-0.21%
Class D Shares(1)	-17.89%	-18.13%	-2.09%	0.55%	1.71%	1.02%
Class I Shares	-17.90%	-18.23%	-2.05%	0.62%	1.48%	0.97%
Class N Shares	-17.91%	-18.08%	-1.95%	0.70%	1.39%	0.86%
Class S Shares	-17.96%	-18.04%	-2.22%	0.38%	3.93%	1.37%
Class T Shares	-17.91%	-18.25%	-2.20%	0.45%	1.95%	1.11%
MSCI EAFE Index	-16.52%	-14.38%	-0.62%	1.82%
MSCI All Country World ex-U.S. Index	-16.52%	-15.57%	-0.64%	1.12%
Morningstar Quartile - Class I Shares	-	2nd	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	92/338	47/291	55/273

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson International Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$820.50	$5.60	$1,000.00	$1,018.85	$6.21	1.23%
Class C Shares	$1,000.00	$818.30	$6.50	$1,000.00	$1,017.85	$7.21	1.43%
Class D Shares	$1,000.00	$821.10	$4.60	$1,000.00	$1,019.95	$5.10	1.01%
Class I Shares	$1,000.00	$821.00	$4.55	$1,000.00	$1,020.00	$5.05	1.00%
Class N Shares	$1,000.00	$820.90	$3.91	$1,000.00	$1,020.70	$4.34	0.86%
Class S Shares	$1,000.00	$820.40	$4.87	$1,000.00	$1,019.65	$5.40	1.07%
Class T Shares	$1,000.00	$820.90	$5.10	$1,000.00	$1,019.40	$5.65	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 94.0%
Aerospace & Defense – 5.0%
BAE Systems PLC	178,874	$1,153,936
Meggitt PLC	76,063	275,483
		1,429,419
Automobiles – 7.3%
Bayerische Motoren Werke AG	13,785	723,514
Honda Motor Co Ltd	37,900	852,479
Hyundai Motor Co	7,244	522,029
		2,098,022
Banks – 3.1%
Bank of Ireland Group PLC	108,221	204,396
Lloyds Banking Group PLC	1,169,335	461,010
Royal Bank of Scotland Group PLC	167,393	233,434
		898,840
Beverages – 1.5%
Diageo PLC	8,868	283,963
Stock Spirits Group PLC	66,980	136,384
		420,347
Chemicals – 1.7%
Nutrien Ltd	8,845	302,418
Tikkurila Oyj	16,773	186,636
		489,054
Commercial Services & Supplies – 1.1%
Daiseki Co Ltd	9,400	199,884
Secom Joshinetsu Co Ltd	3,275	102,435
		302,319
Communications Equipment – 0.6%
Icom Inc	6,700	159,579
Construction Materials – 1.8%
HeidelbergCement AG	5,941	259,043
Vicat SA	10,293	261,769
		520,812
Containers & Packaging – 1.4%
Amcor PLC	51,246	415,568
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	8,275	33,987
Diversified Telecommunication Services – 4.6%
Bharti Infratel Ltd	224,230	469,738
Singapore Telecommunications Ltd	478,700	856,282
		1,326,020
Electrical Equipment – 0.7%
Cosel Co Ltd	21,900	200,112
Electronic Equipment, Instruments & Components – 1.7%
Celestica Inc*	45,512	159,292
Hirose Electric Co Ltd	3,300	342,321
		501,613
Food & Staples Retailing – 0.9%
Qol Holdings Co Ltd	21,400	262,452
Food Products – 9.0%
Danone SA	17,569	1,132,795
Nestle SA (REG)	8,082	833,344
Orkla ASA	71,200	610,255
		2,576,394
Health Care Equipment & Supplies – 1.1%
Hogy Medical Co Ltd	6,400	199,880
Paramount Bed Holdings Co Ltd	2,500	103,597
		303,477
Health Care Providers & Services – 2.2%
BML Inc	14,800	396,905

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Toho Holdings Co Ltd	11,900	$250,170
		647,075
Hotels, Restaurants & Leisure – 1.6%
Grand Korea Leisure Co Ltd	16,690	183,193
Kangwon Land Inc	16,626	267,300
		450,493
Industrial Conglomerates – 2.3%
CK Hutchison Holdings Ltd	97,684	655,120
Information Technology Services – 0.7%
Transcosmos Inc	10,600	187,790
Insurance – 0.9%
Sompo Holdings Inc	8,158	252,382
Machinery – 5.8%
ANDRITZ AG*	12,423	390,792
Asahi Diamond Industrial Co Ltd	7,600	32,608
Ebara Corp	20,800	395,495
Fukushima Industries Corp	5,000	157,433
GEA Group AG	21,074	433,825
Hoshizaki Corp	3,500	263,059
		1,673,212
Media – 0.5%
Grupo Televisa SAB (ADR)	26,632	154,466
Metals & Mining – 1.1%
Yamato Kogyo Co Ltd	18,500	317,445
Multi-Utilities – 0.8%
Engie SA	22,644	234,168
Oil, Gas & Consumable Fuels – 2.6%
BP PLC (ADR)	18,303	446,410
Canadian Natural Resources Ltd	8,008	109,554
Royal Dutch Shell PLC	11,763	205,801
		761,765
Personal Products – 4.4%
CLIO Cosmetics Co Ltd	8,149	123,451
Unilever NV	23,324	1,148,858
		1,272,309
Pharmaceuticals – 17.8%
GlaxoSmithKline PLC	47,359	888,118
Novartis AG	15,397	1,273,015
Roche Holding AG	4,643	1,510,132
Sanofi	16,427	1,445,849
		5,117,114
Professional Services – 1.3%
Bureau Veritas SA	19,203	364,903
Real Estate Management & Development – 3.5%
Bridgemarq Real Estate Services	18,450	110,535
CK Asset Holdings Ltd	104,678	569,491
Foxtons Group PLC*	236,102	118,578
LSL Property Services PLC	104,971	217,465
		1,016,069
Specialty Retail – 0.3%
Lookers PLC	209,131	41,755
Vertu Motors PLC	211,024	53,993
		95,748
Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	8,432	462,305
Tobacco – 2.2%
Imperial Brands PLC	13,859	256,828

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Scandinavian Tobacco Group A/S (144A)	38,397	$388,032
		644,860
Trading Companies & Distributors – 1.0%
Travis Perkins PLC	25,749	281,017
Wireless Telecommunication Services – 1.8%
Vodafone Group PLC	372,394	520,077
Total Common Stocks (cost $36,499,782)		27,046,333
Repurchase Agreements – 6.2%
ING Financial Markets LLC, Joint repurchase agreement, 0.0100%, dated 3/31/20, maturing 4/1/20 to be repurchased at $1,800,001 collateralized by $1,738,512 in U.S. Treasuries 0% - 2.8750%, 4/23/20 - 8/15/45 with a value of $1,836,003 (cost $1,800,000)	$1,800,000	1,800,000
Total Investments (total cost $38,299,782) – 100.2%		28,846,333
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(69,259)
Net Assets – 100%		$28,777,074

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$5,574,252	19.3%
Japan	4,710,013	16.3
Switzerland	4,078,796	14.1
France	3,439,484	11.9
United States	2,215,568	7.7
Germany	1,416,382	4.9
Hong Kong	1,224,611	4.3
Netherlands	1,148,858	4.0
South Korea	1,095,973	3.8
Singapore	856,282	3.0
Canada	681,799	2.4
Norway	610,255	2.1
India	469,738	1.6
Austria	390,792	1.4
Denmark	388,032	1.3
Ireland	204,396	0.7
Finland	186,636	0.7
Mexico	154,466	0.5

Total	$28,846,333	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $388,032, which represents 1.3% of net assets.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Chemicals	$302,418	$186,636	$-
Electronic Equipment, Instruments & Components	159,292	342,321	-
Media	154,466	-	-
Oil, Gas & Consumable Fuels	555,964	205,801	-
Real Estate Management & Development	110,535	905,534	-
All Other	-	24,123,366	-
Repurchase Agreements	-	1,800,000	-
Total Assets	$1,282,675	$27,563,658	$-

Janus Investment Fund	11

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$27,046,333
Repurchase agreements, at value(2)	1,800,000
Cash	58,371
Non-interested Trustees' deferred compensation	569
Receivables:
Foreign tax reclaims	130,665
Dividends	119,276
Due from adviser	33,807
Fund shares sold	7,518
Other assets	1,299
Total Assets	29,197,838
Liabilities:
Payables:	—
Investments purchased	246,438
Fund shares repurchased	99,525
Professional fees	22,769
Advisory fees	20,100
Non-affiliated fund administration fees payable	15,958
Transfer agent fees and expenses	2,336
Custodian fees	979
Non-interested Trustees' deferred compensation fees	569
Non-interested Trustees' fees and expenses	258
12b-1 Distribution and shareholder servicing fees	257
Affiliated fund administration fees payable	63
Accrued expenses and other payables	11,512
Total Liabilities	420,764
Net Assets	$28,777,074

See Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$38,048,132
Total distributable earnings (loss)	(9,271,058)
Total Net Assets	$28,777,074
Net Assets - Class A Shares	$649,474
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,625
Net Asset Value Per Share(3)	$7.77
Maximum Offering Price Per Share(4)	$8.24
Net Assets - Class C Shares	$109,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,090
Net Asset Value Per Share(3)	$7.76
Net Assets - Class D Shares	$2,852,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	366,445
Net Asset Value Per Share	$7.79
Net Assets - Class I Shares	$4,345,312
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	558,492
Net Asset Value Per Share	$7.78
Net Assets - Class N Shares	$20,095,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,575,944
Net Asset Value Per Share	$7.80
Net Assets - Class S Shares	$106,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,705
Net Asset Value Per Share	$7.77
Net Assets - Class T Shares	$618,334
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,636
Net Asset Value Per Share	$7.76

(1) Includes cost of $36,499,782.

(2) Includes cost of repurchase agreements of $1,800,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$497,239
Interest	17,667
Other income	7
Foreign tax withheld	(34,997)
Total Investment Income	479,916
Expenses:
Advisory fees	152,854
12b-1 Distribution and shareholder servicing fees:
Class A Shares	876
Class C Shares	350
Class S Shares	40
Transfer agent administrative fees and expenses:
Class D Shares	2,006
Class S Shares	148
Class T Shares	970
Transfer agent networking and omnibus fees:
Class A Shares	471
Class C Shares	21
Class I Shares	3,583
Other transfer agent fees and expenses:
Class A Shares	47
Class C Shares	8
Class D Shares	569
Class I Shares	171
Class N Shares	602
Class S Shares	4
Class T Shares	9
Registration fees	94,397
Non-affiliated fund administration fees	32,091
Professional fees	23,466
Custodian fees	2,224
Shareholder reports expense	1,669
Affiliated fund administration fees	478
Non-interested Trustees’ fees and expenses	467
Other expenses	5,478
Total Expenses	322,999
Less: Excess Expense Reimbursement and Waivers	(148,826)
Net Expenses	174,173
Net Investment Income/(Loss)	305,743
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	146,974
Total Net Realized Gain/(Loss) on Investments	146,974
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,358,793)
Total Change in Unrealized Net Appreciation/Depreciation	(6,358,793)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,906,076)

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson International Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$305,743	$1,035,410
Net realized gain/(loss) on investments	146,974	765,885
Change in unrealized net appreciation/depreciation	(6,358,793)	(3,700,536)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,906,076)	(1,899,241)
Dividends and Distributions to Shareholders
Class A Shares	(27,514)	(20,737)
Class C Shares	(4,939)	(23,622)
Class D Shares	(123,374)	(296,636)
Class I Shares	(207,010)	(186,631)
Class N Shares	(1,168,601)	(2,804,433)
Class S Shares	(4,464)	(20,032)
Class T Shares	(29,387)	(84,087)
Net Decrease from Dividends and Distributions to Shareholders	(1,565,289)	(3,436,178)
Capital Share Transactions:
Class A Shares	82,962	518,645
Class C Shares	11,942	(145,991)
Class D Shares	57,860	201,465
Class I Shares	89,438	3,175,498
Class N Shares	(4,159,388)	(3,074,171)
Class S Shares	24,336	(129,887)
Class T Shares	7,417	(172,770)
Net Increase/(Decrease) from Capital Share Transactions	(3,885,433)	372,789
Net Increase/(Decrease) in Net Assets	(11,356,798)	(4,962,630)
Net Assets:
Beginning of period	40,133,872	45,096,502
End of period	$28,777,074	$40,133,872

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.81	$11.27	$11.53	$10.47	$10.26	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.21	0.17	0.24	0.14
Net realized and unrealized gain/(loss)	(1.74)	(0.68)	(0.14)	1.21	0.27	(0.82)
Total from Investment Operations	(1.67)	(0.53)	0.07	1.38	0.51	(0.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.30)	(0.20)	(0.22)	(0.23)	(0.20)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.37)	(0.93)	(0.33)	(0.32)	(0.30)	(0.48)
Net Asset Value, End of Period	$7.77	$9.81	$11.27	$11.53	$10.47	$10.26
Total Return*	(17.95)%	(3.97)%	0.56%	13.72%	5.17%	(6.05)%
Net Assets, End of Period (in thousands)	$649	$732	$257	$336	$385	$220
Average Net Assets for the Period (in thousands)	$759	$325	$318	$341	$319	$233
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.36%	2.38%	2.02%	2.07%	2.40%	2.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.11%	1.19%	1.23%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	1.37%	1.57%	1.80%	1.57%	2.36%	1.28%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.82	$11.20	$11.47	$10.40	$10.17	$11.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.18	0.13	0.10	0.14	0.06
Net realized and unrealized gain/(loss)	(1.76)	(0.72)	(0.14)	1.21	0.29	(0.81)
Total from Investment Operations	(1.70)	(0.54)	(0.01)	1.31	0.43	(0.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.21)	(0.13)	(0.14)	(0.13)	(0.14)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.36)	(0.84)	(0.26)	(0.24)	(0.20)	(0.42)
Net Asset Value, End of Period	$7.76	$9.82	$11.20	$11.47	$10.40	$10.17
Total Return*	(18.17)%	(4.23)%	(0.15)%	13.06%	4.38%	(6.77)%
Net Assets, End of Period (in thousands)	$109	$127	$316	$361	$268	$253
Average Net Assets for the Period (in thousands)	$133	$194	$356	$294	$263	$251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.43%	3.42%	2.65%	2.65%	3.24%	3.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.34%	1.88%	1.91%	2.01%	2.00%
Ratio of Net Investment Income/(Loss)	1.14%	1.83%	1.10%	0.99%	1.43%	0.54%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.84	$11.26	$11.52	$10.45	$10.24	$11.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.24	0.23	0.20	0.23	0.16
Net realized and unrealized gain/(loss)	(1.75)	(0.77)	(0.14)	1.21	0.30	(0.83)
Total from Investment Operations	(1.67)	(0.53)	0.09	1.41	0.53	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.26)	(0.22)	(0.24)	(0.25)	(0.21)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.38)	(0.89)	(0.35)	(0.34)	(0.32)	(0.49)
Net Asset Value, End of Period	$7.79	$9.84	$11.26	$11.52	$10.45	$10.24
Total Return*	(17.89)%	(4.07)%	0.73%	14.04%	5.35%	(5.98)%
Net Assets, End of Period (in thousands)	$2,853	$3,562	$3,815	$3,498	$2,568	$2,492
Average Net Assets for the Period (in thousands)	$3,385	$3,603	$3,893	$2,992	$2,508	$2,450
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%	1.71%	1.48%	1.85%	2.48%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.02%	1.02%	1.04%	1.12%	1.16%
Ratio of Net Investment Income/(Loss)	1.58%	2.44%	2.00%	1.93%	2.27%	1.44%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.83	$11.25	$11.51	$10.45	$10.24	$11.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.26	0.19	0.21	0.23	0.16
Net realized and unrealized gain/(loss)	(1.75)	(0.79)	(0.09)	1.19	0.31	(0.82)
Total from Investment Operations	(1.67)	(0.53)	0.10	1.40	0.54	(0.66)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.26)	(0.23)	(0.24)	(0.26)	(0.23)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.38)	(0.89)	(0.36)	(0.34)	(0.33)	(0.51)
Net Asset Value, End of Period	$7.78	$9.83	$11.25	$11.51	$10.45	$10.24
Total Return*	(17.90)%	(4.03)%	0.79%	14.02%	5.50%	(5.94)%
Net Assets, End of Period (in thousands)	$4,345	$5,439	$2,557	$8,040	$6,576	$6,236
Average Net Assets for the Period (in thousands)	$5,489	$3,572	$5,259	$7,270	$6,217	$6,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.48%	1.40%	1.72%	2.31%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.96%	0.97%	0.98%	1.05%	1.06%
Ratio of Net Investment Income/(Loss)	1.55%	2.62%	1.64%	1.99%	2.31%	1.46%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.87	$11.29	$11.54	$10.46	$10.26	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.25	0.24	0.29	0.24	0.17
Net realized and unrealized gain/(loss)	(1.75)	(0.77)	(0.13)	1.14	0.29	(0.82)
Total from Investment Operations	(1.67)	(0.52)	0.11	1.43	0.53	(0.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.27)	(0.23)	(0.25)	(0.26)	(0.23)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.40)	(0.90)	(0.36)	(0.35)	(0.33)	(0.51)
Net Asset Value, End of Period	$7.80	$9.87	$11.29	$11.54	$10.46	$10.26
Total Return*	(17.91)%	(3.92)%	0.90%	14.28%	5.45%	(5.84)%
Net Assets, End of Period (in thousands)	$20,095	$29,394	$36,821	$40,245	$1,588	$1,508
Average Net Assets for the Period (in thousands)	$27,553	$31,892	$38,439	$21,621	$1,508	$1,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.39%	1.22%	1.11%	2.19%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.87%	0.96%	0.99%
Ratio of Net Investment Income/(Loss)	1.63%	2.56%	2.12%	2.70%	2.39%	1.57%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.84	$11.29	$11.55	$10.48	$10.27	$11.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.21	0.20	0.17	0.21	0.14
Net realized and unrealized gain/(loss)	(1.74)	(0.73)	(0.13)	1.21	0.29	(0.82)
Total from Investment Operations	(1.67)	(0.52)	0.07	1.38	0.50	(0.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.30)	(0.20)	(0.21)	(0.22)	(0.21)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.40)	(0.93)	(0.33)	(0.31)	(0.29)	(0.49)
Net Asset Value, End of Period	$7.77	$9.84	$11.29	$11.55	$10.48	$10.27
Total Return*	(17.96)%	(3.92)%	0.50%	13.74%	5.09%	(6.10)%
Net Assets, End of Period (in thousands)	$106	$109	$276	$273	$231	$219
Average Net Assets for the Period (in thousands)	$118	$148	$278	$242	$222	$231
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.46%	3.71%	2.25%	2.15%	2.72%	2.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.98%	1.27%	1.29%	1.34%	1.28%
Ratio of Net Investment Income/(Loss)	1.52%	2.11%	1.71%	1.64%	2.06%	1.27%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.81	$11.24	$11.50	$10.45	$10.24	$11.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.26	0.21	0.19	0.22	0.15
Net realized and unrealized gain/(loss)	(1.75)	(0.80)	(0.12)	1.19	0.29	(0.82)
Total from Investment Operations	(1.68)	(0.54)	0.09	1.38	0.51	(0.67)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.26)	(0.22)	(0.23)	(0.23)	(0.22)
Distributions (from capital gains)	(0.10)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)
Total Dividends and Distributions	(0.37)	(0.89)	(0.35)	(0.33)	(0.30)	(0.50)
Net Asset Value, End of Period	$7.76	$9.81	$11.24	$11.50	$10.45	$10.24
Total Return*	(18.02)%	(4.16)%	0.67%	13.77%	5.24%	(6.06)%
Net Assets, End of Period (in thousands)	$618	$771	$1,055	$1,119	$664	$867
Average Net Assets for the Period (in thousands)	$776	$1,019	$1,211	$864	$809	$870
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.23%	1.95%	1.59%	1.85%	2.50%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.11%	1.11%	1.14%	1.21%	1.23%
Ratio of Net Investment Income/(Loss)	1.45%	2.58%	1.86%	1.79%	2.13%	1.34%
Portfolio Turnover Rate	7%	14%	23%	24%	22%	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

Janus Investment Fund	23

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization,

24	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$1,800,000	$—	$(1,800,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Investment Fund	25

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to

26	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded

Janus Investment Fund	27

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended March 31, 2020.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	9%	-	%*
Class C Shares	56	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	89	62
Class S Shares	84	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

28	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 38,379,820	$ 1,020,752	$(10,554,239)	$ (9,533,487)

Janus Investment Fund	29

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	11,146	$ 100,313	66,135	$ 655,238
Reinvested dividends and distributions	2,698	27,514	2,286	20,737
Shares repurchased	(4,838)	(44,865)	(16,573)	(157,330)
Net Increase/(Decrease)	9,006	$ 82,962	51,848	$ 518,645
Class C Shares:
Shares sold	665	$ 7,003	-	$ -
Reinvested dividends and distributions	484	4,939	2,602	23,622
Shares repurchased	-	-	(17,852)	(169,613)
Net Increase/(Decrease)	1,149	$ 11,942	(15,250)	$ (145,991)
Class D Shares:
Shares sold	82,613	$ 786,686	86,705	$ 848,665
Reinvested dividends and distributions	12,038	123,032	32,095	292,064
Shares repurchased	(90,309)	(851,858)	(95,565)	(939,264)
Net Increase/(Decrease)	4,342	$ 57,860	23,235	$ 201,465
Class I Shares:
Shares sold	53,714	$ 535,414	376,266	$ 3,708,478
Reinvested dividends and distributions	20,275	207,010	20,531	186,631
Shares repurchased	(68,588)	(652,986)	(70,956)	(719,611)
Net Increase/(Decrease)	5,401	$ 89,438	325,841	$ 3,175,498
Class N Shares:
Shares sold	152,702	$ 1,392,372	111,942	$ 1,110,319
Reinvested dividends and distributions	114,121	1,168,601	307,504	2,804,433
Shares repurchased	(670,197)	(6,720,361)	(702,108)	(6,988,923)
Net Increase/(Decrease)	(403,374)	$(4,159,388)	(282,662)	$(3,074,171)
Class S Shares:
Shares sold	2,136	$ 19,872	738	$ 7,308
Reinvested dividends and distributions	438	4,464	2,206	20,032
Shares repurchased	-	-	(16,278)	(157,227)
Net Increase/(Decrease)	2,574	$ 24,336	(13,334)	$ (129,887)
Class T Shares:
Shares sold	21,847	$ 184,498	60,186	$ 553,464
Reinvested dividends and distributions	2,881	29,387	9,261	84,087
Shares repurchased	(23,669)	(206,468)	(84,663)	(810,321)
Net Increase/(Decrease)	1,059	$ 7,417	(15,216)	$ (172,770)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,449,535	$ 6,650,826	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

30	MARCH 31, 2020

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson International Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	33

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

34	MARCH 31, 2020

Janus Henderson International Value Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson International Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson International Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

Janus Investment Fund	37

Janus Henderson International Value Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

38	MARCH 31, 2020

Janus Henderson International Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	39

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Janus Henderson International Value Fund

Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93058 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Overseas Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drive excess returns.	Garth Yettick co-portfolio manager	Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE

Janus Henderson Overseas Fund’s Class I Shares returned -14.90% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the MSCI All Country World ex U.S. IndexSM, returned -16.52%.

MARKET ENVIRONMENT

Overseas equities generated strong gains in late 2019. A partial trade agreement between the U.S. and China, better-than-expected corporate earnings, approval of UK Prime Minister Boris Johnson’s Brexit bill and continued accommodative monetary policy by global central banks contributed to investor optimism. However, the markets fell precipitously in early 2020. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after the Organization of the Petroleum Exporting Countries and Russia failed to agree on production cutbacks. As financial conditions worsened, central banks around the world took swift policy action. Notably, the Federal Reserve aggressively cut the federal funds rate to a range of 0.0% – 0.25%, committed to open-ended quantitative easing and introduced programs to support bond market liquidity. Similarly, Congress approved over $2 trillion in crisis support to consumers and small and large businesses.

PERFORMANCE DISCUSSION

The uncertainty and potential severity of COVID-19’s impact on the economy led to extreme and unprecedented market dislocations. Notably, the Cboe Volatility Index (VIX), a key measure of market volatility, exceeded 85% and surpassed all-time highs, including those set during the 2007-08 Global Financial Crisis (GFC). We think volatility was exacerbated by the prevalence of changes to market structures, including a greater utilization of algorithmic trading and leverage. These systematic participants, which include risk-parity strategies, automatically buy or sell based on factors such as momentum, market liquidity and volatility, and generally not on fundamentals. In addition, many of the investment strategies currently in use employ substantial degrees of leverage to amplify returns. Our trading division estimates systematically oriented market participants account for approximately 60% of all equity trading activity, an estimate confirmed by our conversations with external market participants.

As is easily inferred, these strategies are pro-momentum: buying as stocks rise, selling as they decline. It is not hard to understand how, in a period of excessive volatility, a dynamic where selling begets more selling begets more selling arises. When heightened risk controls are then incorporated, which results in pulling leverage – either due to internal risk controls or external margin calls – further forced selling may occur, exacerbating the pro-momentum selling dynamic. This dynamic changes the market’s orientation from being a long-term earnings discounting mechanism to instead having a highly truncated orientation, sometimes seemingly not even as long as a full trading day. This is not to imply the implications from a human and economic perspective of COVID-19 are not significant, but it provides an understanding of why markets acted with unprecedented levels of decline and volatility.

The Fund was not positioned for an extreme bolt-from-the-blue scenario of a near-complete shutdown of global economic activity and its concomitant effect on equity prices. However, these events did not distract us from our investment discipline. We continued to focus on long-term growth opportunities that were mispriced. A silver lining in the current environment is the ability to acquire shares of companies at exceptionally discounted prices relative to their longer-term value proposition. We aggressively assessed our investments to ascertain whether the current dynamic created long-term effects that required

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

updating our investment thinking. We also scoured the investment landscape for attractive investment opportunities in companies with tremendous fundamental characteristics that were discarded in the market chaos. Rather than hiding during this exceptional period, we endeavored to take advantage of market volatility to position the Fund for attractive long-term performance.

Stock selection in the information technology sector was a bright spot in the Fund. Top relative contributors in this sector included Alibaba Group Holding. A partial U.S.-China trade truce and an immensely successful secondary stock offering in Hong Kong in late 2019 supported share gains. Solid growth in Alibaba’s core e-commerce business and market share gains in its cloud computing and payment businesses also contributed to share strength.

Tencent Holdings contributed meaningfully. As social distancing became a necessary new normal, the company saw a surge in demand for its services, which include social networking platforms and mobile gaming. Further lifting the stock was the perception that Tencent’s business is more stable and less cyclical relative to other areas of the market.

ASML Holding also lifted relative results. ASML and other leading semiconductor equipment manufacturers have invested aggressively in the development of new technologies, providing visibility into demand for chips through 2021. This greater degree of certainty and optimism contributed to a rebound in sentiment for chip companies in general and ASML in particular. ASML also benefited from hitting mass production volumes for its extreme ultraviolet (EUV) lithography tools ahead of plan. EUV lithography enables chipmakers to develop more advanced and powerful microprocessors.

Top detractors included Canadian Natural Resources. Although the company possesses a strong balance sheet and a history of successfully navigating low oil price environments, we reduced our position in the stock after Saudi Arabia increased oil production. We believe this oil price war is likely to severely impact oil prices for an extended period and had not factored this scenario into our analysis.

Other notable detractors included companies whose businesses were directly impacted by COVID-related travel restrictions, including jet engine manufacturer Safran and luggage manufacturer Samsonite International. As major airlines grounded planes, investors became concerned that Safran’s aftermarket revenues (engine service and spare parts) would decrease. Although we believe company fundamentals remain strong and aerospace will recover from the downturn, we reduced our position in Safran as part of our risk management process. We also maintained a position in Samsonite, which has a solid balance sheet and is the leader in its market. Ultimately, travel restrictions will be lifted and, while Samsonite’s stock may not bounce back to its pre-COVID levels, we expect it to take a larger share of the market as many of its peers struggle to recover.

OUTLOOK

It is difficult to predict the trajectory of the COVID-19 outbreak with reasonable accuracy, so forecasting resulting economic growth or market performance is problematic. What we know is, historically, markets generally recover from these types of shocks and the rebound often happens quickly. According to data from Empirical Research Partners covering the period from 1926 through mid-March 2020, the probability of large-cap stocks returning to their pre-crisis peak in the 12-month period after a significant three-week drawdown, historically, has been 75%. While it seems unwise to opine on whether we are at or near a short-term market bottom, panic selling after the decline could mean missing out on a potential and significant recovery.

We think once the uncertainty causing the market dislocation subsides, fundamental attributes such as free cash flow, solvency and liquidity, competitive advantages and strength of management will differentiate investment performance. As long-term investors, we are mindful of market events but concentrate on maintaining a dispassionate and objective mindset. Doing so enables us to use volatility to position the Fund in securities we think are attractive at current prices to the benefit of long-term performance.

We are rigorously testing our investment models and deploying capital to companies we think are attractive from a long-term perspective and possess the balance sheet strength to outlast what could be a protracted economic downturn. We are focused on identifying opportunities where our analysis suggests the risk/reward points to considerable value given a company’s fundamental attributes. COVID-19 is a horrible event with significant human and economic consequences, and we are aware this is in many ways unprecedented and may result in a more persistent washout. But we also know great beachfront property comes back into demand after the storm passes.

2	MARCH 31, 2020

Janus Henderson Overseas Fund (unaudited)

Thank you for your continued investment in Janus Henderson Overseas Fund.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alibaba Group Holding Ltd (ADR)	4.68%	0.90%	Canadian Natural Resources Ltd	3.16%	-1.07%
Tencent Holdings Ltd	4.00%	0.89%	Safran SA	3.81%	-1.05%
ASML Holding NV	4.09%	0.78%	Samsonite International SA	1.88%	-0.97%
China Construction Bank Corp	2.98%	0.60%	BNP Paribas SA	3.72%	-0.74%
AIA Group Ltd	4.49%	0.47%	Teck Resources Ltd	1.42%	-0.73%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.15%	4.70%	6.84%
	Information Technology	1.13%	11.79%	9.47%
	Financials	1.04%	22.92%	21.17%
	Consumer Discretionary	0.48%	15.63%	11.71%
	Other**	0.45%	2.09%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.43%	12.77%	11.91%
	Consumer Staples	-1.07%	8.73%	9.73%
	Materials	-0.68%	6.72%	7.22%
	Health Care	-0.51%	9.08%	9.02%
	Utilities	-0.18%	0.00%	3.51%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2020

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	5.6%
AIA Group Ltd
Insurance	5.1%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	5.1%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.8%
Diageo PLC
Beverages	4.1%
24.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Investment Companies	2.3%
Other	1.2%
100.0%

Emerging markets comprised 23.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-15.06%	-13.97%	-1.99%	-3.37%	6.38%	1.11%
Class A Shares at MOP	-19.95%	-18.91%	-3.14%	-3.94%	6.14%
Class C Shares at NAV	-15.44%	-14.68%	-2.73%	-4.10%	5.64%	1.91%
Class C Shares at CDSC	-16.28%	-15.53%	-2.73%	-4.10%	5.64%
Class D Shares(1)	-14.94%	-13.73%	-1.68%	-3.08%	6.56%	0.79%
Class I Shares	-14.90%	-13.67%	-1.65%	-3.04%	6.58%	0.74%
Class N Shares	-14.86%	-13.56%	-1.55%	-3.00%	6.59%	0.63%
Class R Shares	-15.19%	-14.23%	-2.26%	-3.66%	6.01%	1.39%
Class S Shares	-15.10%	-14.01%	-2.02%	-3.41%	6.26%	1.13%
Class T Shares	-14.95%	-13.77%	-1.75%	-3.16%	6.52%	0.88%
MSCI All Country World ex-U.S. Index	-16.52%	-15.57%	-0.64%	2.05%	N/A**
Morningstar Quartile - Class T Shares	-	2nd	3rd	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	243/755	418/608	506/512	17/143

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

6	MARCH 31, 2020

Janus Henderson Overseas Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$849.40	$5.55	$1,000.00	$1,019.00	$6.06	1.20%
Class C Shares	$1,000.00	$845.60	$9.23	$1,000.00	$1,015.00	$10.08	2.00%
Class D Shares	$1,000.00	$850.60	$4.16	$1,000.00	$1,020.50	$4.55	0.90%
Class I Shares	$1,000.00	$851.00	$3.98	$1,000.00	$1,020.70	$4.34	0.86%
Class N Shares	$1,000.00	$851.40	$3.47	$1,000.00	$1,021.25	$3.79	0.75%
Class R Shares	$1,000.00	$848.10	$6.98	$1,000.00	$1,017.45	$7.62	1.51%
Class S Shares	$1,000.00	$849.00	$5.73	$1,000.00	$1,018.80	$6.26	1.24%
Class T Shares	$1,000.00	$850.50	$4.58	$1,000.00	$1,020.05	$5.00	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2020

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – 96.5%
Aerospace & Defense – 3.7%
CAE Inc	905,686	$11,450,610
Safran SA	297,902	26,177,203
		37,627,813
Banks – 8.2%
BNP Paribas SA	920,609	27,744,339
China Construction Bank Corp	47,171,000	38,449,059
Erste Group Bank AG*	183,072	3,392,258
HDFC Bank Ltd	789,232	8,881,020
Permanent TSB Group Holdings PLC*	7,893,218	4,661,005
		83,127,681
Beverages – 9.1%
Asahi Group Holdings Ltd	377,500	12,258,730
Diageo PLC	1,308,237	41,891,112
Heineken NV	452,561	37,868,070
		92,017,912
Biotechnology – 0.7%
Ascendis Pharma A/S (ADR)*	57,929	6,523,385
Building Products – 2.2%
Daikin Industries Ltd	180,200	21,977,745
Consumer Finance – 1.5%
Nexi SpA (144A)*	1,179,046	15,321,910
Electronic Equipment, Instruments & Components – 1.4%
Hexagon AB	342,159	14,607,073
Entertainment – 1.4%
Nexon Co Ltd	893,200	14,611,839
Hotels, Restaurants & Leisure – 2.6%
GVC Holdings PLC	3,827,832	26,565,098
Household Durables – 3.0%
Sony Corp	510,700	30,361,879
Insurance – 14.6%
AIA Group Ltd	5,746,200	51,696,215
Beazley PLC	3,041,028	14,706,642
Intact Financial Corp	169,497	14,651,354
NN Group NV	1,039,471	28,067,242
Prudential PLC	1,428,741	18,233,578
Sony Financial Holdings Inc	1,172,300	19,817,802
		147,172,833
Interactive Media & Services – 5.6%
Tencent Holdings Ltd	1,167,400	56,926,095
Internet & Direct Marketing Retail – 5.1%
Alibaba Group Holding Ltd (ADR)*	263,074	51,162,632
Metals & Mining – 6.3%
Antofagasta PLC	1,538,520	14,674,210
Hindustan Zinc Ltd*	8,149,485	16,601,408
Rio Tinto Ltd	376,813	19,939,594
Teck Resources Ltd	1,658,999	12,580,143
		63,795,355
Oil, Gas & Consumable Fuels – 4.1%
Canadian Natural Resources Ltd	1,230,610	16,674,765
TOTAL SA	643,250	24,938,043
		41,612,808
Pharmaceuticals – 9.4%
AstraZeneca PLC	378,592	33,810,833
Novartis AG	287,107	23,737,835
Takeda Pharmaceutical Co Ltd	1,236,576	37,847,710
		95,396,378
Road & Rail – 1.0%
Container Corp Of India Ltd	2,284,624	9,890,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 7.9%
ASML Holding NV	181,008	$48,091,555
Taiwan Semiconductor Manufacturing Co Ltd	3,553,000	31,720,943
		79,812,498
Specialty Retail – 1.4%
Industria de Diseno Textil SA	538,556	13,978,019
Technology Hardware, Storage & Peripherals – 2.6%
Samsung Electronics Co Ltd	663,557	25,791,731
Textiles, Apparel & Luxury Goods – 1.4%
Samsonite International SA (144A)	14,466,900	13,679,908
Trading Companies & Distributors – 3.3%
Ferguson PLC	538,206	33,646,426
Total Common Stocks (cost $1,011,627,537)		975,607,657
Investment Companies – 2.3%
Money Markets – 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $23,545,333)	23,539,377	23,544,085
Total Investments (total cost $1,035,172,870) – 98.8%		999,151,742
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		12,048,144
Net Assets – 100%		$1,011,199,886

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$149,881,473	15.0%
China	146,537,786	14.7
Japan	136,875,705	13.7
Netherlands	114,026,867	11.4
France	78,859,585	7.9
Hong Kong	65,376,123	6.5
United States	57,190,511	5.7
Canada	55,356,872	5.5
India	35,373,067	3.5
Taiwan	31,720,943	3.2
South Korea	25,791,731	2.6
Switzerland	23,737,835	2.4
Australia	19,939,594	2.0
Italy	15,321,910	1.5
Sweden	14,607,073	1.5
Spain	13,978,019	1.4
Denmark	6,523,385	0.7
Ireland	4,661,005	0.5
Austria	3,392,258	0.3

Total	$999,151,742	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$213,148	$1,709	$(1,248)	$23,544,085
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	134,861∆	-	-	-
Total Affiliated Investments - 2.3%	$348,009	$1,709	$(1,248)	$23,544,085

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 2.3%
Money Markets - 2.3%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	36,334,123	117,358,093	(130,148,592)	23,544,085
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	26,497,524	(26,497,524)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $29,001,818, which represents 2.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$11,450,610	$26,177,203	$-
Biotechnology	6,523,385	-	-
Insurance	14,651,354	132,521,479	-
Internet & Direct Marketing Retail	51,162,632	-	-
Metals & Mining	12,580,143	51,215,212	-
Oil, Gas & Consumable Fuels	16,674,765	24,938,043	-
All Other	-	627,712,831	-
Investment Companies	-	23,544,085	-
Total Assets	$113,042,889	$886,108,853	$-

12	MARCH 31, 2020

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$975,607,657
Affiliated investments, at value(2)	23,544,085
Cash	1,157,981
Non-interested Trustees' deferred compensation	19,950
Receivables:
Investments sold	10,406,575
Dividends	5,972,765
Foreign tax reclaims	621,692
Fund shares sold	418,935
Dividends from affiliates	25,324
Other assets	13,310
Total Assets	1,017,788,274
Liabilities:
Foreign cash due to custodian	1,919,276
Payables:	—
Investments purchased	2,560,781
Fund shares repurchased	869,372
Advisory fees	692,378
Transfer agent fees and expenses	190,786
12b-1 Distribution and shareholder servicing fees	32,980
Professional fees	30,755
Non-interested Trustees' deferred compensation fees	19,950
Custodian fees	16,552
Non-interested Trustees' fees and expenses	7,999
Affiliated fund administration fees payable	2,228
Accrued expenses and other payables	245,331
Total Liabilities	6,588,388
Net Assets	$1,011,199,886

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,780,155,934
Total distributable earnings (loss)	(1,768,956,048)
Total Net Assets	$1,011,199,886
Net Assets - Class A Shares	$12,935,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	500,538
Net Asset Value Per Share(3)	$25.84
Maximum Offering Price Per Share(4)	$27.42
Net Assets - Class C Shares	$2,777,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,646
Net Asset Value Per Share(3)	$25.56
Net Assets - Class D Shares	$469,104,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,349,464
Net Asset Value Per Share	$25.57
Net Assets - Class I Shares	$35,163,328
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,369,821
Net Asset Value Per Share	$25.67
Net Assets - Class N Shares	$38,882,225
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,524,267
Net Asset Value Per Share	$25.51
Net Assets - Class R Shares	$18,578,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	730,812
Net Asset Value Per Share	$25.42
Net Assets - Class S Shares	$88,493,720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,454,905
Net Asset Value Per Share	$25.61
Net Assets - Class T Shares	$345,264,563
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,483,875
Net Asset Value Per Share	$25.61

(1) Includes cost of $1,011,627,537.

(2) Includes cost of $23,545,333.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$11,523,925
Dividends from affiliates	213,148
Affiliated securities lending income, net	134,861
Unaffiliated securities lending income, net	55
Other income	633
Foreign tax withheld	(1,051,900)
Total Investment Income	10,820,722
Expenses:
Advisory fees	4,591,016
12b-1 Distribution and shareholder servicing fees:
Class A Shares	21,389
Class C Shares	17,897
Class R Shares	60,853
Class S Shares	145,555
Transfer agent administrative fees and expenses:
Class D Shares	354,742
Class R Shares	30,427
Class S Shares	145,555
Class T Shares	562,990
Transfer agent networking and omnibus fees:
Class A Shares	15,626
Class C Shares	4,093
Class I Shares	24,002
Other transfer agent fees and expenses:
Class A Shares	866
Class C Shares	154
Class D Shares	68,403
Class I Shares	1,186
Class N Shares	776
Class R Shares	264
Class S Shares	971
Class T Shares	3,525
Shareholder reports expense	88,235
Registration fees	58,966
Custodian fees	50,265
Professional fees	32,572
Affiliated fund administration fees	16,342
Non-interested Trustees’ fees and expenses	14,678
Other expenses	67,619
Total Expenses	6,378,967
Less: Excess Expense Reimbursement and Waivers	(17,977)
Net Expenses	6,360,990
Net Investment Income/(Loss)	4,459,732

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$61,637,296
Investments in affiliates	1,709
Total Net Realized Gain/(Loss) on Investments	61,639,005
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(241,281,494)
Investments in affiliates	(1,248)
Total Change in Unrealized Net Appreciation/Depreciation	(241,282,742)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(175,184,005)

(1) Includes change in unrealized appreciation/depreciation of $709,719 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$4,459,732	$27,468,775
Net realized gain/(loss) on investments	61,639,005	7,464,453
Change in unrealized net appreciation/depreciation	(241,282,742)	(95,316,600)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(175,184,005)	(60,383,372)
Dividends and Distributions to Shareholders
Class A Shares	(305,711)	(161,252)
Class C Shares	(15,298)	—
Class D Shares	(12,903,741)	(6,510,606)
Class I Shares	(977,241)	(512,142)
Class N Shares	(1,256,873)	(777,676)
Class R Shares	(381,780)	(80,699)
Class S Shares	(2,043,220)	(828,761)
Class T Shares	(9,342,424)	(4,472,405)
Net Decrease from Dividends and Distributions to Shareholders	(27,226,288)	(13,343,541)
Capital Share Transactions:
Class A Shares	(2,006,431)	1,499,529
Class C Shares	(394,452)	(5,956,687)
Class D Shares	(24,027,227)	(67,864,974)
Class I Shares	(179,881)	(7,055,473)
Class N Shares	(5,448,392)	(14,793,971)
Class R Shares	(2,293,070)	(4,470,528)
Class S Shares	(12,869,360)	(18,495,480)
Class T Shares	(28,973,570)	(62,960,676)
Net Increase/(Decrease) from Capital Share Transactions	(76,192,383)	(180,098,260)
Net Increase/(Decrease) in Net Assets	(278,602,676)	(253,825,173)
Net Assets:
Beginning of period	1,289,802,562	1,543,627,735
End of period	$1,011,199,886	$1,289,802,562

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.94	$32.42	$32.21	$26.77	$27.19	$35.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.53	0.37	0.38	0.24	0.15
Net realized and unrealized gain/(loss)	(4.59)	(1.77)	0.34	5.27	0.47	(8.08)
Total from Investment Operations	(4.52)	(1.24)	0.71	5.65	0.71	(7.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)
Total Dividends and Distributions	(0.58)	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)
Net Asset Value, End of Period	$25.84	$30.94	$32.42	$32.21	$26.77	$27.19
Total Return*	(15.06)%	(3.74)%	2.18%	21.32%	2.52%	(22.55)%
Net Assets, End of Period (in thousands)	$12,936	$17,470	$16,739	$18,652	$23,770	$36,846
Average Net Assets for the Period (in thousands)	$17,111	$17,537	$18,900	$19,582	$29,211	$55,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.11%	1.01%	0.97%	0.92%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.10%	0.99%	0.91%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	0.43%	1.78%	1.12%	1.34%	0.90%	0.45%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.34	$31.76	$31.52	$26.17	$26.53	$34.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	0.28	0.10	0.18	0.04	(0.08)
Net realized and unrealized gain/(loss)	(4.59)	(1.70)	0.35	5.17	0.44	(7.91)
Total from Investment Operations	(4.65)	(1.42)	0.45	5.35	0.48	(7.99)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	(0.21)	—	(0.84)	—
Total Dividends and Distributions	(0.13)	—	(0.21)	—	(0.84)	—
Net Asset Value, End of Period	$25.56	$30.34	$31.76	$31.52	$26.17	$26.53
Total Return*	(15.44)%	(4.47)%	1.42%	20.44%	1.74%	(23.15)%
Net Assets, End of Period (in thousands)	$2,778	$3,693	$10,244	$15,088	$18,960	$28,670
Average Net Assets for the Period (in thousands)	$3,682	$5,809	$13,589	$16,539	$22,970	$40,278
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.03%	1.90%	1.72%	1.74%	1.72%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	1.87%	1.71%	1.65%	1.63%	1.62%
Ratio of Net Investment Income/(Loss)	(0.36)%	0.95%	0.31%	0.65%	0.17%	(0.27)%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.66	$32.12	$31.92	$26.57	$27.06	$35.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.63	0.47	0.49	0.34	0.26
Net realized and unrealized gain/(loss)	(4.52)	(1.78)	0.34	5.19	0.44	(8.08)
Total from Investment Operations	(4.40)	(1.15)	0.81	5.68	0.78	(7.82)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)
Total Dividends and Distributions	(0.69)	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)
Net Asset Value, End of Period	$25.57	$30.66	$32.12	$31.92	$26.57	$27.06
Total Return*	(14.90)%	(3.46)%	2.52%	21.72%	2.80%	(22.31)%
Net Assets, End of Period (in thousands)	$469,105	$587,147	$687,846	$731,578	$677,594	$754,735
Average Net Assets for the Period (in thousands)	$598,816	$605,377	$738,059	$677,837	$703,900	$965,442
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.79%	0.68%	0.62%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.79%	0.68%	0.62%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	0.76%	2.11%	1.42%	1.75%	1.31%	0.79%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.79	$32.25	$32.05	$26.69	$27.15	$35.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.64	0.48	0.51	0.30	0.24
Net realized and unrealized gain/(loss)	(4.55)	(1.77)	0.34	5.18	0.52	(8.06)
Total from Investment Operations	(4.42)	(1.13)	0.82	5.69	0.82	(7.82)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)
Total Dividends and Distributions	(0.70)	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)
Net Asset Value, End of Period	$25.67	$30.79	$32.25	$32.05	$26.69	$27.15
Total Return*	(14.90)%	(3.40)%	2.54%	21.62%	2.92%	(22.27)%
Net Assets, End of Period (in thousands)	$35,163	$42,606	$52,204	$61,797	$62,308	$158,589
Average Net Assets for the Period (in thousands)	$44,607	$45,239	$58,918	$59,304	$104,306	$271,539
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.74%	0.64%	0.57%	0.52%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.74%	0.64%	0.57%	0.52%	0.53%
Ratio of Net Investment Income/(Loss)	0.81%	2.14%	1.44%	1.79%	1.14%	0.74%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.62	$32.08	$31.89	$26.58	$27.07	$35.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.68	0.52	0.66	0.34	0.33
Net realized and unrealized gain/(loss)	(4.51)	(1.77)	0.33	5.03	0.50	(8.12)
Total from Investment Operations	(4.37)	(1.09)	0.85	5.69	0.84	(7.79)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.74)	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)
Total Dividends and Distributions	(0.74)	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)
Net Asset Value, End of Period	$25.51	$30.62	$32.08	$31.89	$26.58	$27.07
Total Return*	(14.86)%	(3.27)%	2.65%	21.76%	3.02%	(22.22)%
Net Assets, End of Period (in thousands)	$38,882	$51,945	$69,995	$76,655	$48,999	$130,676
Average Net Assets for the Period (in thousands)	$51,898	$59,886	$74,170	$53,209	$69,294	$141,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.63%	0.53%	0.47%	0.41%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.63%	0.53%	0.47%	0.41%	0.43%
Ratio of Net Investment Income/(Loss)	0.88%	2.27%	1.58%	2.29%	1.26%	1.01%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.41	$31.78	$31.60	$26.28	$26.73	$34.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.44	0.26	0.32	0.18	0.08
Net realized and unrealized gain/(loss)	(4.52)	(1.72)	0.34	5.16	0.44	(7.97)
Total from Investment Operations	(4.50)	(1.28)	0.60	5.48	0.62	(7.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)
Total Dividends and Distributions	(0.49)	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)
Net Asset Value, End of Period	$25.42	$30.41	$31.78	$31.60	$26.28	$26.73
Total Return*	(15.19)%	(4.00)%	1.88%	20.99%	2.23%	(22.77)%
Net Assets, End of Period (in thousands)	$18,578	$24,381	$30,258	$35,054	$36,102	$42,769
Average Net Assets for the Period (in thousands)	$24,341	$25,588	$34,353	$34,347	$39,507	$56,158
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.39%	1.27%	1.20%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.39%	1.27%	1.20%	1.16%	1.15%
Ratio of Net Investment Income/(Loss)	0.13%	1.50%	0.81%	1.15%	0.71%	0.24%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.67	$32.08	$31.89	$26.53	$26.95	$35.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.53	0.35	0.40	0.24	0.14
Net realized and unrealized gain/(loss)	(4.55)	(1.75)	0.34	5.18	0.46	(8.03)
Total from Investment Operations	(4.49)	(1.22)	0.69	5.58	0.70	(7.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)
Total Dividends and Distributions	(0.57)	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)
Net Asset Value, End of Period	$25.61	$30.67	$32.08	$31.89	$26.53	$26.95
Total Return*	(15.10)%	(3.74)%	2.16%	21.26%	2.52%	(22.60)%
Net Assets, End of Period (in thousands)	$88,494	$118,308	$143,500	$159,832	$158,323	$205,771
Average Net Assets for the Period (in thousands)	$116,444	$125,646	$158,138	$151,659	$179,307	$305,843
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.13%	1.02%	0.95%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.13%	1.02%	0.95%	0.90%	0.92%
Ratio of Net Investment Income/(Loss)	0.40%	1.77%	1.06%	1.40%	0.93%	0.43%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.70	$32.14	$31.95	$26.59	$27.06	$35.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.60	0.43	0.47	0.31	0.23
Net realized and unrealized gain/(loss)	(4.54)	(1.76)	0.34	5.20	0.46	(8.07)
Total from Investment Operations	(4.43)	(1.16)	0.77	5.67	0.77	(7.84)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)
Total Dividends and Distributions	(0.66)	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)
Net Asset Value, End of Period	$25.61	$30.70	$32.14	$31.95	$26.59	$27.06
Total Return*	(14.95)%	(3.51)%	2.40%	21.62%	2.75%	(22.38)%
Net Assets, End of Period (in thousands)	$345,265	$444,252	$532,840	$605,692	$606,090	$761,892
Average Net Assets for the Period (in thousands)	$450,392	$462,499	$589,204	$580,342	$663,436	$1,063,251
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.88%	0.77%	0.70%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.87%	0.77%	0.69%	0.65%	0.66%
Ratio of Net Investment Income/(Loss)	0.66%	2.03%	1.32%	1.65%	1.20%	0.70%
Portfolio Turnover Rate	11%	22%	23%	39%	85%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

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Notes to Financial Statements (unaudited)

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization,

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2020.

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.70%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

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Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $59.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

30	MARCH 31, 2020

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $32.

As of March 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	80	3
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(127,371,141)	$(1,664,727,034)	$(1,792,098,175)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,041,987,536	$179,214,929	$(222,050,723)	$ (42,835,794)

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	31,629	$ 1,025,639	318,491	$ 9,492,213
Reinvested dividends and distributions	7,438	254,749	4,404	122,439
Shares repurchased	(103,102)	(3,286,819)	(274,560)	(8,115,123)
Net Increase/(Decrease)	(64,035)	$ (2,006,431)	48,335	$ 1,499,529
Class C Shares:
Shares sold	8,799	$ 294,610	40,603	$ 1,125,496
Reinvested dividends and distributions	387	13,132	-	-
Shares repurchased	(22,276)	(702,194)	(241,381)	(7,082,183)
Net Increase/(Decrease)	(13,090)	$ (394,452)	(200,778)	$ (5,956,687)
Class D Shares:
Shares sold	172,875	$ 5,433,490	290,925	$ 8,624,261
Reinvested dividends and distributions	360,246	12,194,317	222,894	6,125,132
Shares repurchased	(1,331,976)	(41,655,034)	(2,782,358)	(82,614,367)
Net Increase/(Decrease)	(798,855)	$(24,027,227)	(2,268,539)	$(67,864,974)
Class I Shares:
Shares sold	200,002	$ 6,345,578	268,710	$ 7,943,005
Reinvested dividends and distributions	28,414	965,797	18,309	504,974
Shares repurchased	(242,179)	(7,491,256)	(522,080)	(15,503,452)
Net Increase/(Decrease)	(13,763)	$ (179,881)	(235,061)	$ (7,055,473)
Class N Shares:
Shares sold	85,561	$ 2,722,010	73,464	$ 2,196,959
Reinvested dividends and distributions	37,230	1,256,873	28,372	777,676
Shares repurchased	(294,994)	(9,427,275)	(586,975)	(17,768,606)
Net Increase/(Decrease)	(172,203)	$ (5,448,392)	(485,139)	$(14,793,971)
Class R Shares:
Shares sold	61,558	$ 1,718,185	101,494	$ 2,971,723
Reinvested dividends and distributions	10,748	362,419	2,767	75,771
Shares repurchased	(143,219)	(4,373,674)	(254,531)	(7,518,022)
Net Increase/(Decrease)	(70,913)	$ (2,293,070)	(150,270)	$ (4,470,528)
Class S Shares:
Shares sold	201,328	$ 6,329,308	434,037	$ 12,849,706
Reinvested dividends and distributions	60,083	2,039,811	30,047	827,787
Shares repurchased	(664,510)	(21,238,479)	(1,078,932)	(32,172,973)
Net Increase/(Decrease)	(403,099)	$(12,869,360)	(614,848)	$(18,495,480)
Class T Shares:
Shares sold	465,212	$ 14,755,585	582,753	$ 17,361,515
Reinvested dividends and distributions	269,721	9,146,250	159,210	4,383,053
Shares repurchased	(1,721,217)	(52,875,405)	(2,849,979)	(84,705,244)
Net Increase/(Decrease)	(986,284)	$(28,973,570)	(2,108,016)	$(62,960,676)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$132,998,319	$ 207,566,488	$ -	$ -

32	MARCH 31, 2020

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

Subsequent to March 31, 2020, the Fund’s Dividend Receivable balance on the Statement of Assets and Liabilities and Dividend Income balance on the Statement of Operations were reduced by $1,188,596 due to the cancellation of previously declared dividends from certain Fund holdings. This amount represents 0.12% of the Fund’s net assets, or $0.03 per share as of March 31, 2020, and, if reflected in these financial statements, would have reduced the Fund’s ratio of Net Investment Income/(Loss) and Total Return on the Fund’s Financial Highlights for the six months ending March 31, 2020 by 0.09% and 0.10%, respectively.

There are no other events or transactions that have occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

34	MARCH 31, 2020

Janus Henderson Overseas Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

36	MARCH 31, 2020

Janus Henderson Overseas Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Overseas Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

46	MARCH 31, 2020

Janus Henderson Overseas Fund

Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

Janus Investment Fund	47

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	MARCH 31, 2020

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	49

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2020

Janus Henderson Overseas Fund

Notes

NotesPage1

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Notes

NotesPage2

52	MARCH 31, 2020

Janus Henderson Overseas Fund

Notes

NotesPage3

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93050 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson Research Fund’s Class I Shares returned -6.54% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the Russell 1000® Growth Index, returned -4.98% and its secondary benchmark, the S&P 500® Index, returned -12.31% during the period.

MARKET ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved over $2 trillion in crisis support to consumers and small and large businesses.

PERFORMANCE DISCUSSION

Top relative detractors during the period included companies that experienced the greatest disruption to their businesses as a result of the pandemic. For example, Apple warned that it expects to fall short of near-term earnings due to supply/demand issues resulting from the outbreak. Factories in China that manufacture components for Apple’s products have resumed operations but are ramping up more slowly than expected, impacting the iPhone business globally. We believe that demand will be pushed out to the second and third quarters of 2020 and therefore maintain a positive outlook for Apple.

Similarly, travel restrictions implemented to curb the spread of the virus weighed on Norwegian Cruise Line, which saw a significant increase in cancellations and decrease in new bookings. Given the severity of the stock’s decline and uncertainty about when the virus will be contained, we sold our position.

Constellation Brands also weighed on the portfolio’s relative performance. The stock was hurt by concerns around the closure of restaurants and bars during the COVID-19 pandemic and a subsequent decline in on-premises sales of Constellation’s top-selling Corona and Modelo Especial beer brands. Worries about whether Constellation will eventually need to shut down its Mexican beer production for an extended period of time also pressured the stock. We continue to believe in the long-term growth potential of Constellation and maintained our position.

While we were disappointed with the performance of some of the stocks we own, several holdings made positive contributions to relative results, including software maker Adobe. In this uncertain environment, Adobe is expected to hold up better than the overall economy due to the importance of its services to enterprises and the economic value it can create for customers. The company’s outlook for its digital media segment is particularly upbeat.

Online streaming content provider Netflix also lifted Fund performance. Stock gains were supported by an increase in demand for its services triggered by widespread stay-at-home orders implemented to curb the spread of COVID-19. We believe a number of trends bode well for Netflix, included a continual shift among traditional and satellite TV viewers toward streaming TV. We also believe the company will leverage its content across its platform better than competitors.

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

Notable contributors also included Nvidia. Better-than-expected fiscal fourth quarter results boosted share strength during the period. We continue to like Nvidia’s long-term outlook, as the company is a leading supplier of graphics pocessing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

OUTLOOK

The recent market pullback has been unusual not just for its severity and speed but also its source: In just a matter of months, the coronavirus has triggered a global pandemic and deep economic contraction, with little certainty as to when it will all end. In our view, near-term data will be dismal. Already, consumer discretionary spending has dropped to zero globally, raising the risk of corporate bankruptcies. Estimates for earnings and revenue growth are being slashed, and unemployment figures are skyrocketing.

But while the primary solution to COVID-19, social distancing, has been deleterious for the economy, it is starting to prove its worth: The number of new cases in China, where the outbreak originated, has dropped precipitously, and some virus “hotspots,” most notably Italy, are seeing infection rates slow. In our view, as more regions start to turn the corner, markets could respond positively – even if the global economy has yet to regain its footing. (Developed market governments have introduced record amounts of stimulus – equal to about 5% of global gross domestic product – but it can take as long as a year for the benefits to flow through the economy.)

With that backdrop in mind, we are actively working to quantify risks and opportunities: stress testing corporate balance sheets, reassessing business models, conducting 20 to 30 company calls a day and working with our fixed income colleagues to understand individual debt levels and loan requirements, which can determine the speed of a company’s recovery (or bankruptcy risk).

Some areas of the market have proven resilient. For example, select consumer staples companies have benefited from a spike in demand for things like cleaning products. As such, we are trimming some of these positions and working to bolster our defenses elsewhere, including adding to less-cyclical (i.e., less economically sensitive) industrial and financial firms.

At the same time, we are seeking long-term growth opportunities. That includes adding to high-quality health care and technology companies now trading at attractive valuations, in our view. We are also taking advantage of the market pullback to build positions in companies exposed to long-term secular growth trends, such as alternative energy. Many of these firms look like bargains now but, in our opinion, have significant growth potential.

The COVID-19 crisis will eventually end. We hope our investors and their families remain healthy throughout this unnerving period. We also want to assure you: As active managers, we are sticking with our investment discipline, looking through the short-term uncertainty and staying focused on the long term.

2	MARCH 31, 2020

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Adobe Inc	2.99%	0.35%	Apple Inc	4.46%	-0.72%
Netflix Inc	1.84%	0.35%	Norwegian Cruise Line Holdings Ltd	0.66%	-0.54%
NVIDIA Corp	1.60%	0.33%	Constellation Brands Inc	1.57%	-0.47%
Vertex Pharmaceuticals Inc	0.99%	0.22%	Microsoft Corp	6.48%	-0.36%
Amazon.com Inc	6.33%	0.21%	ServiceMaster Global Holdings Inc	0.51%	-0.35%

	3 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communications	1.02%	15.08%	15.00%
	Financials	0.45%	11.43%	11.39%
	Energy	0.01%	0.27%	0.23%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer	-1.06%	18.04%	18.34%
	Industrials	-0.74%	10.28%	10.43%
	Technology	-0.43%	30.12%	30.17%
	Healthcare	-0.37%	14.40%	14.44%
	Other**	-0.18%	0.38%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Amazon.com Inc
Internet & Direct Marketing Retail	7.6%
Microsoft Corp
Software	6.5%
Apple Inc
Technology Hardware, Storage & Peripherals	6.2%
Alphabet Inc - Class C
Interactive Media & Services	5.9%
Facebook Inc
Interactive Media & Services	3.1%
29.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.2%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-6.65%	-1.79%	7.24%	11.32%	10.48%	0.89%
Class A Shares at MOP	-12.01%	-7.43%	5.97%	10.66%	10.24%
Class C Shares at NAV	-6.97%	-2.45%	6.50%	10.52%	9.72%	1.66%
Class C Shares at CDSC	-7.80%	-3.33%	6.50%	10.52%	9.72%
Class D Shares(1)	-6.58%	-1.62%	7.45%	11.54%	10.72%	0.69%
Class I Shares	-6.54%	-1.54%	7.52%	11.63%	10.75%	0.63%
Class N Shares	-6.48%	-1.47%	7.61%	11.66%	10.76%	0.55%
Class R Shares	-6.87%	-2.26%	6.96%	10.89%	10.20%	1.36%
Class S Shares	-6.74%	-1.97%	7.07%	11.15%	10.33%	1.06%
Class T Shares	-6.60%	-1.70%	7.36%	11.45%	10.68%	0.80%
Russell 1000 Growth Index	-4.98%	0.91%	10.36%	12.97%	9.15%
S&P 500 Index	-12.31%	-6.98%	6.73%	10.53%	8.92%
Morningstar Quartile - Class T Shares	-	2nd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	626/1,379	765/1,260	509/1,100	32/419

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$933.50	$4.21	$1,000.00	$1,020.65	$4.39	0.87%
Class C Shares	$1,000.00	$930.30	$7.38	$1,000.00	$1,017.35	$7.72	1.53%
Class D Shares	$1,000.00	$934.20	$3.19	$1,000.00	$1,021.70	$3.34	0.66%
Class I Shares	$1,000.00	$934.60	$2.95	$1,000.00	$1,021.95	$3.08	0.61%
Class N Shares	$1,000.00	$935.20	$2.56	$1,000.00	$1,022.35	$2.68	0.53%
Class R Shares	$1,000.00	$931.30	$6.47	$1,000.00	$1,018.30	$6.76	1.34%
Class S Shares	$1,000.00	$932.60	$4.93	$1,000.00	$1,019.90	$5.15	1.02%
Class T Shares	$1,000.00	$934.00	$3.67	$1,000.00	$1,021.20	$3.84	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 98.9%
Aerospace & Defense – 1.3%
L3Harris Technologies Inc	947,931	$170,741,332
Auto Components – 0.4%
Aptiv PLC	1,030,319	50,732,908
Beverages – 1.4%
Constellation Brands Inc	1,273,740	182,603,366
Biotechnology – 4.2%
AbbVie Inc	2,472,771	188,400,422
Global Blood Therapeutics Inc*	753,333	38,487,783
Insmed Inc*	1,552,014	24,878,784
Mirati Therapeutics Inc*	475,618	36,560,756
Neurocrine Biosciences Inc*	812,665	70,336,156
Sarepta Therapeutics Inc*	453,256	44,337,502
Vertex Pharmaceuticals Inc*	545,555	129,814,812
		532,816,215
Capital Markets – 1.3%
Blackstone Group Inc	1,165,926	53,131,248
CME Group Inc	283,112	48,952,896
Intercontinental Exchange Inc	789,081	63,718,291
		165,802,435
Chemicals – 1.6%
Air Products & Chemicals Inc	465,413	92,901,089
Sherwin-Williams Co	227,520	104,549,990
		197,451,079
Commercial Services & Supplies – 0.7%
Waste Management Inc	926,600	85,766,096
Construction Materials – 0.4%
Vulcan Materials Co	527,047	56,957,969
Containers & Packaging – 0.6%
Ball Corp	1,131,948	73,191,758
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	2,257,797	60,960,519
Electronic Equipment, Instruments & Components – 0.8%
Cognex Corp	1,154,538	48,744,594
Keysight Technologies Inc*	693,385	58,022,457
		106,767,051
Entertainment – 2.7%
Liberty Media Corp-Liberty Formula One*	3,036,604	82,686,727
Netflix Inc*	708,845	266,171,297
		348,858,024
Equity Real Estate Investment Trusts (REITs) – 2.9%
American Tower Corp	578,174	125,897,388
Crown Castle International Corp	646,569	93,364,564
Equinix Inc	126,063	78,735,168
VICI Properties Inc	4,114,032	68,457,492
		366,454,612
Health Care Equipment & Supplies – 2.9%
Abbott Laboratories	1,606,586	126,775,701
Boston Scientific Corp*	4,418,112	144,162,995
Dentsply Sirona Inc	1,045,380	40,592,105
ICU Medical Inc*	275,336	55,554,545
		367,085,346
Health Care Providers & Services – 2.7%
Centene Corp*	2,726,408	161,975,899
Humana Inc	579,332	181,921,835
		343,897,734
Hotels, Restaurants & Leisure – 2.1%
Aramark	2,397,781	47,883,687
Hilton Worldwide Holdings Inc	1,683,026	114,849,694

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
McDonald's Corp	653,973	$108,134,436
		270,867,817
Household Products – 1.1%
Procter & Gamble Co	1,218,858	134,074,380
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	301,154	8,209,458
Industrial Conglomerates – 1.1%
Honeywell International Inc	1,024,726	137,098,092
Information Technology Services – 6.4%
Fidelity National Information Services Inc	1,290,322	156,954,768
Mastercard Inc	1,241,716	299,948,917
Visa Inc	2,227,028	358,818,751
		815,722,436
Insurance – 2.0%
Aon PLC	711,536	117,431,901
Progressive Corp	1,811,563	133,765,812
		251,197,713
Interactive Media & Services – 9.0%
Alphabet Inc - Class C*	637,235	740,983,230
Facebook Inc*	2,380,851	397,125,947
		1,138,109,177
Internet & Direct Marketing Retail – 8.4%
Amazon.com Inc*	493,576	962,334,999
Etsy Inc*	1,696,636	65,218,688
Wayfair Inc*,#	787,223	42,069,197
		1,069,622,884
Life Sciences Tools & Services – 1.5%
IQVIA Holdings Inc*	547,561	59,059,929
Thermo Fisher Scientific Inc	441,322	125,158,919
		184,218,848
Machinery – 2.1%
Deere & Co	546,847	75,552,382
Ingersoll Rand Inc*	2,739,619	67,942,551
Parker-Hannifin Corp	519,163	67,351,016
Wabtec Corp	1,073,882	51,685,941
		262,531,890
Multi-Utilities – 0.1%
Sempra Energy	64,061	7,238,252
Oil, Gas & Consumable Fuels – 0.1%
Enterprise Products Partners LP	450,985	6,449,085
Pharmaceuticals – 3.7%
Bristol-Myers Squibb Co	2,035,795	113,475,213
Elanco Animal Health Inc*	3,620,568	81,064,518
Merck & Co Inc	3,612,435	277,940,749
		472,480,480
Professional Services – 1.8%
CoStar Group Inc*	275,957	162,044,710
Verisk Analytics Inc	502,726	70,069,950
		232,114,660
Road & Rail – 1.3%
CSX Corp	1,739,536	99,675,413
Uber Technologies Inc*	2,290,812	63,959,471
		163,634,884
Semiconductor & Semiconductor Equipment – 6.7%
Lam Research Corp	645,089	154,821,360
Microchip Technology Inc	1,423,217	96,494,113
Micron Technology Inc*	1,361,484	57,264,017
NVIDIA Corp	1,005,035	264,927,226

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
ON Semiconductor Corp*	599,810	$7,461,636
Texas Instruments Inc	2,270,563	226,897,361
Xilinx Inc	517,970	40,370,582
		848,236,295
Software – 16.6%
Adobe Inc*	1,187,732	377,983,832
Atlassian Corp PLC*	406,495	55,795,504
Autodesk Inc*	837,147	130,678,647
Avalara Inc*	715,049	53,342,655
Microsoft Corp	5,225,013	824,036,800
RingCentral Inc*	355,598	75,354,772
salesforce.com Inc*	2,170,251	312,472,739
SS&C Technologies Holdings Inc	1,174,044	51,446,608
Tyler Technologies Inc*	379,385	112,510,416
Zendesk Inc*	1,769,144	113,242,907
		2,106,864,880
Technology Hardware, Storage & Peripherals – 6.2%
Apple Inc	3,117,565	792,765,604
Textiles, Apparel & Luxury Goods – 1.5%
NIKE Inc	2,260,903	187,067,114
Tobacco – 1.8%
Altria Group Inc	5,858,381	226,543,593
Wireless Telecommunication Services – 0.9%
T-Mobile US Inc*	1,390,434	116,657,413
Total Common Stocks (cost $9,520,104,936)		12,541,791,399
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $158,239,086)	158,208,931	158,240,573
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	25,151,764	25,151,764
Time Deposits – 0%
Royal Bank of Canada, 0.0100%, 4/1/20	$6,287,941	6,287,941
Total Investments Purchased with Cash Collateral from Securities Lending (cost $31,439,705)		31,439,705
Total Investments (total cost $9,709,783,727) – 100.3%		12,731,471,677
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(43,502,799)
Net Assets – 100%		$12,687,968,878

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,675,676,173	99.6%
Australia	55,795,504	0.4

Total	$12,731,471,677	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$385,961	$23,068	$1,487	$158,240,573
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	21,897∆	-	-	25,151,764
Total Affiliated Investments - 1.4%	$407,858	$23,068	$1,487	$183,392,337

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	16,542,000	981,055,347	(839,381,329)	158,240,573
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	136,427,043	(111,275,279)	25,151,764

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$12,541,791,399	$-	$-
Investment Companies	-	158,240,573	-
Investments Purchased with Cash Collateral from Securities Lending	-	31,439,705	-
Total Assets	$12,541,791,399	$189,680,278	$-

12	MARCH 31, 2020

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$12,548,079,340
Affiliated investments, at value(3)	183,392,337
Non-interested Trustees' deferred compensation	250,252
Receivables:
Investments sold	30,622,616
Dividends	11,123,268
Fund shares sold	6,155,534
Foreign tax reclaims	24,545
Dividends from affiliates	14,911
Other assets	123,989
Total Assets	12,779,786,792
Liabilities:
Due to custodian	9,269
Collateral for securities loaned (Note 2)	31,439,705
Payables:	—
Investments purchased	43,879,379
Fund shares repurchased	8,151,639
Advisory fees	5,386,562
Transfer agent fees and expenses	1,839,116
Non-interested Trustees' deferred compensation fees	250,252
Non-interested Trustees' fees and expenses	88,281
Professional fees	58,211
Affiliated fund administration fees payable	27,555
12b-1 Distribution and shareholder servicing fees	25,273
Custodian fees	10,508
Accrued expenses and other payables	652,164
Total Liabilities	91,817,914
Net Assets	$12,687,968,878

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,597,107,214
Total distributable earnings (loss)	3,090,861,664
Total Net Assets	$12,687,968,878
Net Assets - Class A Shares	$24,851,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	593,084
Net Asset Value Per Share(4)	$41.90
Maximum Offering Price Per Share(5)	$44.46
Net Assets - Class C Shares	$15,393,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398,721
Net Asset Value Per Share(4)	$38.61
Net Assets - Class D Shares	$9,143,998,600
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,449,525
Net Asset Value Per Share	$42.25
Net Assets - Class I Shares	$296,554,110
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,035,428
Net Asset Value Per Share	$42.15
Net Assets - Class N Shares	$291,118,412
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,907,352
Net Asset Value Per Share	$42.15
Net Assets - Class R Shares	$3,896,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93,189
Net Asset Value Per Share	$41.82
Net Assets - Class S Shares	$20,288,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	492,539
Net Asset Value Per Share	$41.19
Net Assets - Class T Shares	$2,891,868,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,412,199
Net Asset Value Per Share	$42.27

(1) Includes cost of $9,526,392,877.

(2) Includes $30,707,588 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $183,390,850.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$75,682,716
Dividends from affiliates	385,961
Affiliated securities lending income, net	21,897
Unaffiliated securities lending income, net	4,509
Foreign tax withheld	(505)
Total Investment Income	76,094,578
Expenses:
Advisory fees	37,991,481
12b-1 Distribution and shareholder servicing fees:
Class A Shares	38,083
Class C Shares	85,949
Class R Shares	11,415
Class S Shares	32,526
Transfer agent administrative fees and expenses:
Class D Shares	6,299,363
Class R Shares	5,782
Class S Shares	33,553
Class T Shares	4,282,946
Transfer agent networking and omnibus fees:
Class A Shares	11,820
Class C Shares	8,355
Class I Shares	133,804
Other transfer agent fees and expenses:
Class A Shares	1,274
Class C Shares	744
Class D Shares	551,256
Class I Shares	7,615
Class N Shares	4,143
Class R Shares	32
Class S Shares	217
Class T Shares	16,071
Shareholder reports expense	509,505
Affiliated fund administration fees	185,278
Non-interested Trustees’ fees and expenses	168,153
Registration fees	133,985
Custodian fees	76,403
Professional fees	65,792
Other expenses	414,791
Total Expenses	51,070,336
Less: Excess Expense Reimbursement and Waivers	(264,301)
Net Expenses	50,806,035
Net Investment Income/(Loss)	25,288,543

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$384,415,724
Investments in affiliates	23,068
Total Net Realized Gain/(Loss) on Investments	384,438,792
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,276,794,488)
Investments in affiliates	1,487
Total Change in Unrealized Net Appreciation/Depreciation	(1,276,793,001)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(867,065,666)

See Notes to Financial Statements.

16	MARCH 31, 2020

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$25,288,543	$66,845,510
Net realized gain/(loss) on investments	384,438,792	1,086,739,040
Change in unrealized net appreciation/depreciation	(1,276,793,001)	(764,325,474)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(867,065,666)	389,259,076
Dividends and Distributions to Shareholders
Class A Shares	(3,012,574)	(2,467,493)
Class C Shares	(1,968,593)	(2,114,283)
Class D Shares	(1,040,593,648)	(871,600,628)
Class I Shares	(34,060,391)	(31,291,158)
Class N Shares	(32,462,173)	(26,303,669)
Class R Shares	(435,120)	(406,120)
Class S Shares	(2,352,570)	(2,391,999)
Class T Shares	(333,344,171)	(283,450,836)
Net Decrease from Dividends and Distributions to Shareholders	(1,448,229,240)	(1,220,026,186)
Capital Share Transactions:
Class A Shares	(212,826)	2,755,990
Class C Shares	(727,907)	(6,324,513)
Class D Shares	586,442,171	252,208,265
Class I Shares	10,126,506	(20,204,769)
Class N Shares	35,579,525	14,500,993
Class R Shares	168,571	(223,493)
Class S Shares	(10,103,580)	7,384,689
Class T Shares	104,581,512	38,908,689
Net Increase/(Decrease) from Capital Share Transactions	725,853,972	289,005,851
Net Increase/(Decrease) in Net Assets	(1,589,440,934)	(541,761,259)
Net Assets:
Beginning of period	14,277,409,812	14,819,171,071
End of period	$12,687,968,878	$14,277,409,812

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.56	$53.33	$45.29	$42.31	$42.48	$46.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.14	0.08	0.13	0.03	0.11
Net realized and unrealized gain/(loss)	(2.64)	0.50	10.25	6.50	3.80	2.07
Total from Investment Operations	(2.60)	0.64	10.33	6.63	3.83	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.06)	(0.03)	(0.01)	(0.16)	(0.02)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(5.06)	(4.41)	(2.29)	(3.65)	(4.00)	(6.18)
Net Asset Value, End of Period	$41.90	$49.56	$53.33	$45.29	$42.31	$42.48
Total Return*	(6.65)%	2.98%	23.56%	16.70%	9.24%	4.83%
Net Assets, End of Period (in thousands)	$24,851	$29,853	$28,474	$25,233	$29,215	$29,202
Average Net Assets for the Period (in thousands)	$30,466	$28,823	$26,135	$25,873	$31,952	$22,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.89%	0.93%	0.93%	1.04%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.89%	0.91%	0.92%	1.04%	1.10%
Ratio of Net Investment Income/(Loss)	0.15%	0.30%	0.17%	0.29%	0.08%	0.25%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$46.06	$50.18	$42.99	$40.60	$41.07	$45.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.12)	(0.18)	(0.23)	(0.16)	(0.25)	(0.22)
Net realized and unrealized gain/(loss)	(2.40)	0.41	9.68	6.19	3.67	2.04
Total from Investment Operations	(2.52)	0.23	9.45	6.03	3.42	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.05)	—
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.93)	(4.35)	(2.26)	(3.64)	(3.89)	(6.16)
Net Asset Value, End of Period	$38.61	$46.06	$50.18	$42.99	$40.60	$41.07
Total Return*	(6.97)%	2.27%	22.73%	15.89%	8.49%	4.08%
Net Assets, End of Period (in thousands)	$15,393	$19,109	$27,515	$25,527	$19,591	$16,072
Average Net Assets for the Period (in thousands)	$19,211	$21,832	$26,463	$21,993	$18,979	$9,187
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.58%	1.61%	1.60%	1.74%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.57%	1.58%	1.60%	1.74%	1.82%
Ratio of Net Investment Income/(Loss)	(0.51)%	(0.39)%	(0.50)%	(0.39)%	(0.62)%	(0.51)%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.98	$53.74	$45.60	$42.69	$42.76	$46.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.24	0.19	0.22	0.11	0.21
Net realized and unrealized gain/(loss)	(2.66)	0.50	10.33	6.53	3.85	2.05
Total from Investment Operations	(2.57)	0.74	10.52	6.75	3.96	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.15)	(0.12)	(0.20)	(0.19)	(0.16)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(5.16)	(4.50)	(2.38)	(3.84)	(4.03)	(6.32)
Net Asset Value, End of Period	$42.25	$49.98	$53.74	$45.60	$42.69	$42.76
Total Return*	(6.55)%	3.20%	23.85%	16.90%	9.48%	5.00%
Net Assets, End of Period (in thousands)	$9,143,999	$10,221,640	$10,550,222	$9,078,354	$2,576,037	$2,487,683
Average Net Assets for the Period (in thousands)	$10,633,086	$9,901,606	$9,778,967	$5,277,885	$2,557,161	$2,639,279
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.69%	0.72%	0.73%	0.85%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.68%	0.69%	0.73%	0.85%	0.92%
Ratio of Net Investment Income/(Loss)	0.36%	0.50%	0.39%	0.50%	0.27%	0.46%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.89	$53.67	$45.53	$42.65	$42.72	$46.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.27	0.22	0.24	0.15	0.25
Net realized and unrealized gain/(loss)	(2.65)	0.48	10.32	6.53	3.84	2.05
Total from Investment Operations	(2.55)	0.75	10.54	6.77	3.99	2.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.18)	(0.14)	(0.25)	(0.22)	(0.22)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(5.19)	(4.53)	(2.40)	(3.89)	(4.06)	(6.38)
Net Asset Value, End of Period	$42.15	$49.89	$53.67	$45.53	$42.65	$42.72
Total Return*	(6.54)%	3.23%	23.94%	16.98%	9.58%	5.09%
Net Assets, End of Period (in thousands)	$296,554	$340,425	$387,130	$372,836	$238,408	$249,202
Average Net Assets for the Period (in thousands)	$346,424	$339,641	$382,642	$285,259	$252,487	$241,355
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.63%	0.65%	0.65%	0.77%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.63%	0.65%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	0.41%	0.56%	0.45%	0.55%	0.35%	0.54%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.90	$53.69	$45.54	$42.67	$42.75	$46.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.31	0.26	0.27	0.18	0.27
Net realized and unrealized gain/(loss)	(2.64)	0.47	10.31	6.54	3.83	2.08
Total from Investment Operations	(2.52)	0.78	10.57	6.81	4.01	2.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.22)	(0.16)	(0.30)	(0.25)	(0.26)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(5.23)	(4.57)	(2.42)	(3.94)	(4.09)	(6.42)
Net Asset Value, End of Period	$42.15	$49.90	$53.69	$45.54	$42.67	$42.75
Total Return*	(6.48)%	3.31%	24.02%	17.10%	9.61%	5.21%
Net Assets, End of Period (in thousands)	$291,118	$308,922	$311,140	$266,604	$197,218	$127,816
Average Net Assets for the Period (in thousands)	$335,145	$296,644	$278,339	$231,105	$159,160	$93,427
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.53%	0.55%	0.58%	0.57%	0.68%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.54%	0.56%	0.56%	0.68%	0.76%
Ratio of Net Investment Income/(Loss)	0.50%	0.64%	0.53%	0.63%	0.43%	0.59%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year or period ended September 30	2020	2019	2018	2017(2)
Net Asset Value, Beginning of Period	$49.46	$53.37	$45.47	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.05)	(0.12)	(0.03)
Net realized and unrealized gain/(loss)	(2.63)	0.49	10.28	5.23
Total from Investment Operations	(2.71)	0.44	10.16	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.04)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(1.47)
Total Dividends and Distributions	(4.93)	(4.35)	(2.26)	(1.51)
Net Asset Value, End of Period	$41.82	$49.46	$53.37	$45.47
Total Return*	(6.87)%	2.55%	23.06%	12.67%
Net Assets, End of Period (in thousands)	$3,897	$4,476	$5,021	$5,200
Average Net Assets for the Period (in thousands)	$4,626	$4,550	$4,931	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.30%	1.35%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.30%	1.33%	1.35%
Ratio of Net Investment Income/(Loss)	(0.31)%	(0.11)%	(0.25)%	(0.09)%
Portfolio Turnover Rate	23%	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$48.72	$52.52	$44.68	$41.91	$42.12	$46.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.07	0.01	0.07	(0.03)	0.12
Net realized and unrealized gain/(loss)	(2.59)	0.48	10.10	6.41	3.78	1.97
Total from Investment Operations	(2.60)	0.55	10.11	6.48	3.75	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	(0.07)	(0.12)	—(2)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(4.93)	(4.35)	(2.27)	(3.71)	(3.96)	(6.16)
Net Asset Value, End of Period	$41.19	$48.72	$52.52	$44.68	$41.91	$42.12
Total Return*	(6.74)%	2.82%	23.38%	16.53%	9.09%	4.66%
Net Assets, End of Period (in thousands)	$20,288	$33,835	$27,788	$27,354	$4,305	$1,563
Average Net Assets for the Period (in thousands)	$26,842	$28,972	$27,937	$13,782	$2,985	$2,147
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.06%	1.08%	1.08%	1.18%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.05%	1.06%	1.07%	1.17%	1.23%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.14%	0.03%	0.17%	(0.07)%	0.26%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$49.98	$53.74	$45.61	$42.67	$42.76	$46.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.20	0.14	0.18	0.08	0.18
Net realized and unrealized gain/(loss)	(2.66)	0.49	10.33	6.54	3.84	2.06
Total from Investment Operations	(2.59)	0.69	10.47	6.72	3.92	2.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.08)	(0.14)	(0.17)	(0.12)
Distributions (from capital gains)	(4.93)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)
Total Dividends and Distributions	(5.12)	(4.45)	(2.34)	(3.78)	(4.01)	(6.28)
Net Asset Value, End of Period	$42.27	$49.98	$53.74	$45.61	$42.67	$42.76
Total Return*	(6.60)%	3.07%	23.74%	16.81%	9.38%	4.94%
Net Assets, End of Period (in thousands)	$2,891,868	$3,319,149	$3,481,882	$3,082,833	$1,468,135	$1,509,667
Average Net Assets for the Period (in thousands)	$3,426,357	$3,219,617	$3,264,878	$2,119,275	$1,516,188	$1,622,384
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.80%	0.83%	0.83%	0.94%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.79%	0.81%	0.93%	0.99%
Ratio of Net Investment Income/(Loss)	0.26%	0.41%	0.29%	0.42%	0.19%	0.40%
Portfolio Turnover Rate	23%	41%	43%	46%	38%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	23

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

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Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

26	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$30,707,588	$—	$(30,707,588)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and

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Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $30,707,588 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $31,439,705, resulting in the net amount due to the counterparty of $732,117.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Effective May 1, 2017, Janus Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund's 36-month historical performance or a blended historical performance comprised of Janus Fund's performance for periods prior to the merger and the Fund's performance for the periods after the merger.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment

28	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

Janus Investment Fund	29

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

30	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,078.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $42.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $28,514,462 in purchases and $42,672,721 in sales, resulting in a net realized gain of $7,220,397. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	31

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,744,950,699	$3,765,903,056	$(779,382,078)	$ 2,986,520,978

5. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	58,066	$ 2,855,208	265,607	$ 12,287,491
Reinvested dividends and distributions	55,190	2,682,235	55,301	2,252,394
Shares repurchased	(122,511)	(5,750,269)	(252,454)	(11,783,895)
Net Increase/(Decrease)	(9,255)	$ (212,826)	68,454	$ 2,755,990
Class C Shares:
Shares sold	22,256	$ 1,004,384	37,778	$ 1,551,846
Reinvested dividends and distributions	39,065	1,752,472	49,845	1,896,597
Shares repurchased	(77,458)	(3,484,763)	(221,045)	(9,772,956)
Net Increase/(Decrease)	(16,137)	$ (727,907)	(133,422)	$ (6,324,513)
Class D Shares:
Shares sold	2,187,734	$ 106,232,786	3,040,431	$145,198,968
Reinvested dividends and distributions	20,465,310	1,002,186,256	20,530,445	841,953,527
Shares repurchased	(10,729,082)	(521,976,871)	(15,349,817)	(734,944,230)
Net Increase/(Decrease)	11,923,962	$ 586,442,171	8,221,059	$252,208,265
Class I Shares:
Shares sold	884,106	$ 43,050,300	1,514,613	$ 72,336,447
Reinvested dividends and distributions	634,778	31,015,251	690,598	28,259,252
Shares repurchased	(1,306,843)	(63,939,045)	(2,595,456)	(120,800,468)
Net Increase/(Decrease)	212,041	$ 10,126,506	(390,245)	$ (20,204,769)
Class N Shares:
Shares sold	884,375	$ 43,407,118	673,622	$ 32,108,102
Reinvested dividends and distributions	663,018	32,381,800	642,614	26,282,899
Shares repurchased	(830,389)	(40,209,393)	(921,522)	(43,890,008)
Net Increase/(Decrease)	717,004	$ 35,579,525	394,714	$ 14,500,993
Class R Shares:
Shares sold	7,859	$ 390,669	8,944	$ 424,418
Reinvested dividends and distributions	8,858	430,257	9,691	395,104
Shares repurchased	(14,035)	(652,355)	(22,204)	(1,043,015)
Net Increase/(Decrease)	2,682	$ 168,571	(3,569)	$ (223,493)
Class S Shares:
Shares sold	46,176	$ 2,247,772	277,876	$ 13,117,933
Reinvested dividends and distributions	49,090	2,346,507	59,533	2,386,683
Shares repurchased	(297,267)	(14,697,859)	(171,939)	(8,119,927)
Net Increase/(Decrease)	(202,001)	$ (10,103,580)	165,470	$ 7,384,689
Class T Shares:
Shares sold	2,974,486	$ 149,338,439	5,107,004	$245,565,776
Reinvested dividends and distributions	6,636,752	325,267,223	6,743,511	276,753,691
Shares repurchased	(7,602,286)	(370,024,150)	(10,242,361)	(483,410,778)
Net Increase/(Decrease)	2,008,952	$ 104,581,512	1,608,154	$ 38,908,689

32	MARCH 31, 2020

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,388,937,176	$4,219,138,849	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Additional Information (unaudited)

Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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Additional Information (unaudited)

nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93053 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Triton Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space allows us the flexibility to hold our positions and capture a longer-growth period in a company’s life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Triton Fund’s Class I Shares returned -23.73% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the Russell 2500™ Growth Index, returned -15.10%. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned -17.31%.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved over $2 trillion in crisis support to consumers and small and large businesses. The historic March market decline erased earlier market gains, and stocks ended the six-month period sharply lower. Small-cap stocks underperformed large caps as investors lost their appetites for risk.

PERFORMANCE DISCUSSION

The Fund delivered a negative return and underperformed its benchmark, due to stock selection in the information technology and health care sectors. An underweight and stock selection in communications services and stock selection in industrials contributed positively.

Our relative performance throughout the period was dampened by our more cautious approach to higher-valuation, high-growth stocks in areas such as Software as a Service, information technology and biotechnology. While many of these companies remain unprofitable, their stocks outperformed, not only in the fourth quarter of 2019 but even through the sharp market sell-off in February and March of 2020. Due in part to this outperformance, we saw the technology-focused Nasdaq index outperform the S&P 500® Index by degrees not seen since the 1999 technology bubble, and this dynamic mimicked in the small-cap benchmarks. We do not see this disconnect as sustainable in perpetuity, and we stand by our more conservative approach to these high-valuation stocks.

Company-specific issues pressured consumer services company ServiceMaster Global, a leading detractor. ServiceMaster's stock fell in the fourth quarter after it reported weaker earnings and higher-than-expected claims related to a termite infestation in Alabama. In our view, this was an isolated development we believed would prove less costly than the market anticipated. In February, ServiceMaster reported better-than-expected fourth quarter earnings and guidance, results that suggested it was able to contain the negative impact of this termite infestation. We continue to like the company’s long-term stable earnings growth profile and strong balance sheet. We also believe the necessary nature of its services, many of which can be completed without face-to-face contact, may help sustain its business despite social distancing.

The COVID-19 health and economic crisis took a toll on payments technology company Euronet Worldwide, another notable detractor. Euronet Worldwide owns the largest ATM network in Europe, a business that typically provides consistent revenue streams. But as pandemic-related stay-at-home guidelines kept Europeans inside, ATM usage plummeted. Travel restrictions also slowed the company’s cross-border financial remittance business.

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Despite these recent setbacks, we expect the company to prove resilient once this pandemic crisis is behind us.

Positive contributors to the Fund’s relative performance included companies that either operate in a more virtual arena or benefit from subscription-based business models and recurring revenue streams. Clarivate, one of the Fund’s top relative contributors for the quarter, runs the “Web of Science,” an online portal with virtual access to proprietary databases and scientific journals. Subscription-based recurring revenues account for 85% of Clarivate’s business, and it benefits from a 90% customer retention rate. We believe the essential nature of its services will help insulate its business from near-term uncertainty.

While overall stock selection in health care detracted from relative performance due to our underweight in higher valuation biotechnology companies, several other health care holdings were notable contributors. Long-term holding Catalent supplies specialized ingredients and drug delivery technology to pharmaceutical companies. In our view, it represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries. Catalent benefits from a stable business model, a diversified client base and strong recurring revenues in a market segment that may be less sensitive to COVID-19 economic uncertainty. We also believe Catalent’s acquisition of Paragon will expand its capabilities in the fast-growing gene therapy market. The stock outperformed over the period, supported by the company’s strong revenue and earnings performance.

DERIVATIVES USE

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

Looking ahead, we caution that markets could remain volatile as investors try to assess the likely progression and severity of the pandemic and the ability of governments and health systems to respond. While we are aware of near-term risks, we believe our competitive advantage lies in our long-term time horizon. We remain focused on identifying companies we believe will thrive over a three- to five-year period, beyond this crisis. We also believe this volatility may provide unique opportunities to purchase advantaged businesses at attractive valuations.

Even as we keep focused on the future, we acknowledge the near-term strain on business models, and we continue to assess balance sheets and financials to make sure our companies have the resources to navigate near-term uncertainty. We are looking for companies that are tennis balls and not eggs — meaning they may bounce back due to their strong business models, balance sheets and competitive advantages. This is the best way we know to pursue long-term risk-adjusted returns for our investors.

2	MARCH 31, 2020

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Catalent Inc	2.66%	0.57%	ServiceMaster Global Holdings Inc	1.59%	-0.81%
Clarivate Analytics PLC	0.85%	0.33%	Blackbaud Inc	1.77%	-0.44%
ICU Medical Inc	0.84%	0.29%	Euronet Worldwide Inc	2.00%	-0.43%
Axon Enterprise Inc	0.98%	0.25%	Cantel Medical Corp	0.96%	-0.43%
STERIS PLC	1.44%	0.15%	Sensient Technologies Corp	1.53%	-0.34%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Other**	0.38%	2.73%	0.00%
	Communication Services	0.31%	1.34%	3.05%
	Industrials	0.16%	19.84%	17.41%
	Real Estate	0.10%	1.51%	4.23%
	Utilities	-0.03%	0.02%	0.80%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	-4.04%	27.30%	25.59%
	Health Care	-3.20%	22.81%	23.90%
	Consumer Discretionary	-0.90%	10.13%	12.80%
	Financials	-0.63%	5.14%	6.17%
	Materials	-0.31%	5.50%	3.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Catalent Inc
Pharmaceuticals	3.3%
Crown Holdings Inc
Containers & Packaging	2.5%
SS&C Technologies Holdings Inc
Software	2.0%
Integra LifeSciences Holdings Corp
Health Care Equipment & Supplies	1.8%
STERIS PLC
Health Care Equipment & Supplies	1.6%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.4%
Investment Companies	4.6%
Investments Purchased with Cash Collateral from Securities Lending	2.2%
Preferred Stocks	0.3%
Other	(2.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-23.85%	-21.38%	2.85%	10.36%	9.94%	1.33%
Class A Shares at MOP(1)	-28.23%	-25.90%	1.63%	9.71%	9.51%
Class C Shares at NAV(1)	-24.06%	-21.81%	2.23%	9.63%	9.19%	1.75%
Class C Shares at CDSC(1)	-24.78%	-22.56%	2.23%	9.63%	9.19%
Class D Shares(1)	-23.72%	-21.13%	3.16%	10.69%	10.21%	0.80%
Class I Shares(1)	-23.73%	-21.11%	3.20%	10.74%	10.27%	0.76%
Class N Shares(1)	-23.67%	-21.01%	3.31%	10.78%	10.28%	0.66%
Class R Shares(1)	-23.96%	-21.60%	2.55%	10.02%	9.58%	1.41%
Class S Shares(1)	-23.85%	-21.42%	2.80%	10.30%	9.83%	1.16%
Class T Shares(1)	-23.77%	-21.21%	3.06%	10.57%	10.14%	0.91%
Russell 2500 Growth Index	-15.10%	-14.40%	3.64%	10.10%	7.96%
Russell 2000 Growth Index	-17.31%	-18.58%	1.70%	8.89%	6.81%
Morningstar Quartile - Class T Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	478/645	298/604	114/543	12/469

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$761.50	$4.93	$1,000.00	$1,019.40	$5.65	1.12%
Class C Shares	$1,000.00	$759.40	$7.43	$1,000.00	$1,016.55	$8.52	1.69%
Class D Shares	$1,000.00	$762.80	$3.53	$1,000.00	$1,021.00	$4.04	0.80%
Class I Shares	$1,000.00	$762.70	$3.35	$1,000.00	$1,021.20	$3.84	0.76%
Class N Shares	$1,000.00	$763.30	$2.91	$1,000.00	$1,021.70	$3.34	0.66%
Class R Shares	$1,000.00	$760.40	$6.21	$1,000.00	$1,017.95	$7.11	1.41%
Class S Shares	$1,000.00	$761.50	$5.11	$1,000.00	$1,019.20	$5.86	1.16%
Class T Shares	$1,000.00	$762.30	$3.97	$1,000.00	$1,020.50	$4.55	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 3.3%
Axon Enterprise Inc*	1,284,026	$90,870,520
Cubic Corp	530,029	21,895,498
HEICO Corp	857,518	54,795,400
Teledyne Technologies Inc*	366,581	108,973,534
		276,534,952
Auto Components – 0.5%
Visteon Corp*	924,752	44,369,601
Automobiles – 0.3%
Thor Industries Inc#	680,113	28,687,166
Banks – 0.1%
Pacific Premier Bancorp Inc	386,803	7,287,369
Biotechnology – 7.9%
Amicus Therapeutics Inc*	4,008,699	37,040,379
Ascendis Pharma A/S (ADR)*	432,247	48,675,335
Eagle Pharmaceuticals Inc/DE*,£	1,068,857	49,167,422
Epizyme Inc*	1,716,364	26,620,806
Fate Therapeutics Inc*	1,954,708	43,414,065
FibroGen Inc*	1,347,653	46,830,942
Global Blood Therapeutics Inc*	955,709	48,827,173
Heron Therapeutics Inc*	2,245,458	26,361,677
Ironwood Pharmaceuticals Inc*	3,865,254	39,000,413
Ligand Pharmaceuticals Inc*,#,£	1,137,280	82,703,002
Mirati Therapeutics Inc*	169,205	13,006,788
Neurocrine Biosciences Inc*	1,048,617	90,757,801
Sage Therapeutics Inc*	368,198	10,574,647
Sarepta Therapeutics Inc*	678,222	66,343,676
uniQure NV*	641,311	30,430,207
		659,754,333
Capital Markets – 3.2%
Cboe Global Markets Inc	592,254	52,858,669
Eaton Vance Corp	1,339,961	43,213,742
LPL Financial Holdings Inc	2,331,515	126,904,361
MarketAxess Holdings Inc	139,643	46,441,072
		269,417,844
Chemicals – 2.0%
HB Fuller Co	1,505,049	42,036,019
Sensient Technologies Corp£	2,820,581	122,723,479
		164,759,498
Commercial Services & Supplies – 2.1%
Brady Corp	964,946	43,548,013
Cimpress PLC*	561,697	29,882,280
IAA Inc*	2,216,199	66,397,322
KAR Auction Services Inc	2,783,618	33,403,416
		173,231,031
Construction Materials – 0.9%
Summit Materials Inc*	4,920,445	73,806,675
Containers & Packaging – 2.5%
Crown Holdings Inc*	3,617,526	209,961,209
Diversified Consumer Services – 2.2%
frontdoor Inc*	1,951,250	67,864,475
ServiceMaster Global Holdings Inc*	4,404,859	118,931,193
		186,795,668
Diversified Financial Services – 1.4%
Clarivate Analytics PLC*	5,420,563	112,476,682
Diversified Telecommunication Services – 0.8%
Vonage Holdings Corp*	9,179,498	66,367,771
Electrical Equipment – 0.8%
EnerSys	1,340,177	66,365,565

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 4.0%
Belden Inc	1,566,496	$56,519,176
Cognex Corp	1,056,711	44,614,338
Itron Inc*	1,106,212	61,759,816
National Instruments Corp	983,927	32,548,305
OSI Systems Inc*,£	1,294,108	89,189,923
Rogers Corp*	534,957	50,510,640
		335,142,198
Equity Real Estate Investment Trusts (REITs) – 0.7%
Lamar Advertising Co	1,073,162	55,031,747
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	493,219	65,346,585
Food Products – 1.9%
Hostess Brands Inc*	4,258,240	45,392,838
Premium Brands Holdings Corp	854,148	43,948,771
Simply Good Foods Co*	3,374,875	65,000,092
		154,341,701
Health Care Equipment & Supplies – 9.9%
Cantel Medical Corp	1,402,585	50,352,801
Cardiovascular Systems Inc*	1,313,959	46,264,496
DexCom Inc*	212,643	57,258,381
Glaukos Corp*	1,417,067	43,730,688
Globus Medical Inc*	2,623,248	111,566,737
ICU Medical Inc*	501,118	101,110,579
Integra LifeSciences Holdings Corp*	3,337,746	149,097,114
Natus Medical Inc*,£	1,043,890	24,145,176
STERIS PLC	968,330	135,537,150
West Pharmaceutical Services Inc	685,466	104,362,198
		823,425,320
Health Care Providers & Services – 1.2%
Chemed Corp	112,039	48,535,295
HealthEquity Inc*	1,065,169	53,886,900
		102,422,195
Hotels, Restaurants & Leisure – 2.1%
Churchill Downs Inc	368,369	37,923,589
Dunkin' Brands Group Inc	992,937	52,724,955
Texas Roadhouse Inc	698,322	28,840,699
Wendy's Co	3,656,766	54,412,678
		173,901,921
Household Durables – 0.7%
Helen of Troy Ltd*	395,427	56,953,351
Independent Power and Renewable Electricity Producers – 0.6%
NRG Energy Inc	1,768,864	48,219,233
Industrial Conglomerates – 1.6%
Carlisle Cos Inc	1,035,394	129,714,160
Information Technology Services – 5.5%
Broadridge Financial Solutions Inc	1,382,250	131,078,767
Euronet Worldwide Inc*	1,402,160	120,193,155
Jack Henry & Associates Inc	313,445	48,659,202
LiveRamp Holdings Inc*	1,649,501	54,301,573
MAXIMUS Inc	840,706	48,929,089
WEX Inc*	510,604	53,383,648
		456,545,434
Internet & Direct Marketing Retail – 1.1%
Etsy Inc*	1,755,686	67,488,570
Wayfair Inc*,#	444,410	23,749,270
		91,237,840
Life Sciences Tools & Services – 3.3%
Bio-Techne Corp#	596,853	113,175,266
Bruker Corp	2,546,424	91,314,765

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
PerkinElmer Inc	969,120	$72,955,354
		277,445,385
Machinery – 6.3%
Donaldson Co Inc	2,248,927	86,876,050
Gates Industrial Corp PLC*	5,572,334	41,123,825
ITT Inc	2,161,561	98,048,407
John Bean Technologies Corp	815,512	60,568,076
Nordson Corp	769,530	103,940,417
Rexnord Corp	4,486,296	101,704,330
Wabtec Corp	577,069	27,774,331
		520,035,436
Media – 0.8%
Cable One Inc	41,141	67,636,215
Oil, Gas & Consumable Fuels – 0.2%
Magnolia Oil & Gas Corp*,#	3,173,641	12,694,564
Personal Products – 0.6%
Ontex Group NV	2,782,952	48,632,848
Pharmaceuticals – 4.6%
Catalent Inc*	5,319,383	276,341,947
GW Pharmaceuticals PLC (ADR)*,#	523,270	45,822,754
Horizon Therapeutics PLC*	1,370,917	40,606,562
MyoKardia Inc*	448,435	21,022,633
		383,793,896
Professional Services – 0.6%
Insperity Inc	505,515	18,855,709
TriNet Group Inc*	752,239	28,329,321
		47,185,030
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	500,444	50,534,835
Road & Rail – 1.2%
Saia Inc*,£	1,344,641	98,884,899
Semiconductor & Semiconductor Equipment – 2.6%
Cree Inc*	1,179,857	41,837,729
Entegris Inc	2,170,254	97,162,272
ON Semiconductor Corp*	6,088,052	75,735,367
		214,735,368
Software – 13.7%
ACI Worldwide Inc*	2,604,407	62,896,429
Alarm.com Holdings Inc*	1,167,809	45,439,448
Altair Engineering Inc*,#	1,682,668	44,590,702
Avalara Inc*	1,165,700	86,961,220
Blackbaud Inc£	2,301,377	127,841,492
Digimarc Corp*,#,£	486,159	6,344,375
Envestnet Inc*	1,640,031	88,200,867
Guidewire Software Inc*	868,335	68,867,649
j2 Global Inc	918,746	68,768,138
Nice Ltd (ADR)*	401,826	57,686,141
RealPage Inc*	2,420,425	128,113,095
SS&C Technologies Holdings Inc	3,851,798	168,785,788
Trade Desk Inc*,#	258,423	49,875,639
Yext Inc*,#	4,960,931	50,551,887
Zendesk Inc*	1,257,256	80,476,957
		1,135,399,827
Specialty Retail – 1.0%
National Vision Holdings Inc*	2,103,805	40,855,893
Williams-Sonoma Inc#	914,230	38,873,060
		79,728,953
Technology Hardware, Storage & Peripherals – 0.7%
NCR Corp*	3,115,305	55,140,898

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	644,653	$42,373,042
Thrifts & Mortgage Finance – 0.6%
LendingTree Inc*,#	258,957	47,490,124
Total Common Stocks (cost $7,141,952,721)		7,913,808,369
Preferred Stocks – 0.3%
Pharmaceuticals – 0.3%
SutroVax Inc, 8.0000%¢,§ (cost $25,833,175)	3,256,756	25,833,240
Investment Companies – 4.6%
Money Markets – 4.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $377,113,393)	377,010,140	377,085,542
Investments Purchased with Cash Collateral from Securities Lending – 2.2%
Investment Companies – 1.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	146,090,615	146,090,615
Time Deposits – 0.4%
Canadian Imperial Bank of Commerce, 0.0200%, 4/1/20	$28,485,542	28,485,542
Royal Bank of Canada, 0.0100%, 4/1/20	8,691,862	8,691,862
		37,177,404
Total Investments Purchased with Cash Collateral from Securities Lending (cost $183,268,019)		183,268,019
Total Investments (total cost $7,728,167,308) – 102.5%		8,499,995,170
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(203,832,387)
Net Assets – 100%		$8,296,162,783

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,255,229,321	97.1%
Israel	57,686,141	0.7
Denmark	48,675,335	0.6
Belgium	48,632,848	0.6
United Kingdom	45,822,754	0.5
Canada	43,948,771	0.5

Total	$8,499,995,170	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/20
Common Stocks - 5.4%
Biotechnology - 1.6%
Eagle Pharmaceuticals Inc/DE*	$-	$(2,508,486)	$(9,611,329)	$49,167,422
Ligand Pharmaceuticals Inc*,#	-	(1,709,881)	(29,376,448)	82,703,002
Total Biotechnology	$-	$(4,218,367)	$(38,987,777)	$131,870,424
Chemicals - 1.5%
Sensient Technologies Corp	2,257,943	(3,372,436)	(69,880,219)	122,723,479
Electronic Equipment, Instruments & Components - 1.1%
OSI Systems Inc*	-	(565,235)	(41,057,501)	89,189,923
Entertainment - N/A
AMC Entertainment Holdings Inc	1,047,532	(62,944,685)	45,303,445	-
Health Care Equipment & Supplies - N/A
Natus Medical Inc*,š	-	(15,990,531)	1,745,990	N/A
Road & Rail - 1.2%
Saia Inc*	-	1,183,511	(30,674,644)	98,884,899
Semiconductor & Semiconductor Equipment - N/A
Xperi Corp	603,204	(41,548,354)	34,426,452	-
Software – N/A
Blackbaud Incš	616,676	2,936,969	(90,292,130)	N/A
Cision Ltd	-	(2,247,771)	21,510,310	-
Digimarc Corp*,#,š	-	(4,768,503)	(13,246,575)	N/A
Total Software	$616,676	$(4,079,305)	$(82,028,395)	$-
Total Common Stocks	$4,525,355	$(131,535,402)	$(181,152,649)	$442,668,725
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	2,459,947	13,969	(27,851)	377,085,542
Investments Purchased with Cash Collateral from Securities Lending - 1.8%
Investment Companies - 1.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	2,036,838∆	-	-	146,090,615
Total Affiliated Investments - 11.8%	$9,022,140	$(131,521,433)	$(181,180,500)	$965,844,882

(1) For securities that were affiliated for a portion of the period ended March 31, 2020, this column reflects amounts for the entire period ended March 31, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Common Stocks - 5.4%
Biotechnology - 1.6%
Eagle Pharmaceuticals Inc/DE*	63,210,243	-	(1,923,006)	49,167,422
Ligand Pharmaceuticals Inc*,#	91,288,034	26,913,349	(4,412,052)	82,703,002
Chemicals - 1.5%
Sensient Technologies Corp	195,031,973	6,764,775	(5,820,614)	122,723,479
Electronic Equipment, Instruments & Components - 1.1%
OSI Systems Inc*	117,243,911	28,251,825	(14,683,077)	89,189,923
Entertainment - N/A
AMC Entertainment Holdings Inc	56,042,973	-	(38,401,733)	-
Health Care Equipment & Supplies - N/A
Natus Medical Inc*,š	87,098,097	-	(48,708,380)	24,145,176
Road & Rail - 1.2%
Saia Inc*	138,179,671	19,415,807	(29,219,446)	98,884,899
Semiconductor & Semiconductor Equipment - N/A
Xperi Corp	62,371,335	-	(55,249,433)	-
Software – N/A
Blackbaud Incš	254,054,690	-	(38,858,037)	127,841,492
Cision Ltd	63,787,866	-	(83,050,405)	-
Digimarc Corp*,#,š	27,064,235	-	(2,704,782)	6,344,375
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	359,211,590	1,098,045,145	(1,080,157,311)	377,085,542
Investments Purchased with Cash Collateral from Securities Lending - 1.8%
Investment Companies - 1.8%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	9,976,200	495,851,725	(359,737,310)	146,090,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Canadian Dollar	5/14/20	(5,680,000)	$4,046,812	$7,737
Canadian Dollar	5/14/20	(18,819,000)	13,039,592	(342,689)
Euro	5/14/20	(755,000)	838,579	4,772
Euro	5/14/20	(4,776,000)	5,165,594	(108,923)

				(439,103)
Credit Suisse International:
Canadian Dollar	4/23/20	(5,831,000)	4,385,820	240,333
Euro	4/23/20	(14,528,000)	15,901,519	(130,794)

				109,539
HSBC Securities (USA), Inc.:
Euro	5/14/20	(6,060,000)	6,799,326	106,785
Euro	5/14/20	(5,022,000)	5,456,624	(89,571)

				17,214
JPMorgan Chase Bank, National Association:
Canadian Dollar	5/14/20	(14,777,000)	10,187,311	(320,685)
Total				$(633,035)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$359,627

Liability Derivatives:
Forward foreign currency exchange contracts	$992,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 4,732,166

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,340,114)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 95,142,570

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
SutroVax Inc, 8.0000%	3/20/20	$25,833,175	$25,833,240	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

16	MARCH 31, 2020

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Personal Products	$-	$48,632,848	$-
All Other	7,865,175,521	-	-
Preferred Stocks	-	-	25,833,240
Investment Companies	-	377,085,542	-
Investments Purchased with Cash Collateral from Securities Lending	-	183,268,019	-
Total Investments in Securities	$7,865,175,521	$608,986,409	$25,833,240
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	359,627	-
Total Assets	$7,865,175,521	$609,346,036	$25,833,240
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$992,662	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$7,534,150,288
Affiliated investments, at value(3)	965,844,882
Forward foreign currency exchange contracts	359,627
Closed foreign currency contracts	1,144,513
Non-interested Trustees' deferred compensation	163,770
Receivables:
Investments sold	42,026,640
Fund shares sold	24,934,940
Dividends	2,121,456
Dividends from affiliates	265,838
Foreign tax reclaims	201,263
Other assets	136,462
Total Assets	8,571,349,679
Liabilities:
Due to custodian	13,241
Collateral for securities loaned (Note 3)	183,268,019
Forward foreign currency exchange contracts	992,662
Closed foreign currency contracts	359,557
Payables:	—
Investments purchased	49,268,112
Fund shares repurchased	34,120,407
Advisory fees	4,811,133
Transfer agent fees and expenses	1,300,768
12b-1 Distribution and shareholder servicing fees	347,989
Non-interested Trustees' deferred compensation fees	163,770
Non-interested Trustees' fees and expenses	71,517
Professional fees	51,202
Affiliated fund administration fees payable	18,793
Custodian fees	10,355
Accrued expenses and other payables	389,371
Total Liabilities	275,186,896
Net Assets	$8,296,162,783

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,505,818,042
Total distributable earnings (loss)	790,344,741
Total Net Assets	$8,296,162,783
Net Assets - Class A Shares	$327,823,483
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,012,404
Net Asset Value Per Share(4)	$21.84
Maximum Offering Price Per Share(5)	$23.17
Net Assets - Class C Shares	$97,076,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,883,866
Net Asset Value Per Share(4)	$19.88
Net Assets - Class D Shares	$829,321,818
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,826,831
Net Asset Value Per Share	$22.52
Net Assets - Class I Shares	$1,542,109,736
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,948,169
Net Asset Value Per Share	$22.70
Net Assets - Class N Shares	$2,964,092,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	129,828,428
Net Asset Value Per Share	$22.83
Net Assets - Class R Shares	$228,323,270
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,853,741
Net Asset Value Per Share	$21.04
Net Assets - Class S Shares	$360,586,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,688,197
Net Asset Value Per Share	$21.61
Net Assets - Class T Shares	$1,946,828,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,326,661
Net Asset Value Per Share	$22.29

(1) Includes cost of $6,683,223,549.

(2) Includes $179,315,685 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,044,943,759.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$28,014,276
Dividends from affiliates	6,985,302
Affiliated securities lending income, net	2,036,838
Unaffiliated securities lending income, net	49,698
Other income	146
Foreign tax withheld	(127,965)
Total Investment Income	36,958,295
Expenses:
Advisory fees	36,557,805
12b-1 Distribution and shareholder servicing fees:
Class A Shares	576,622
Class C Shares	668,782
Class R Shares	779,094
Class S Shares	625,662
Transfer agent administrative fees and expenses:
Class D Shares	684,161
Class R Shares	391,349
Class S Shares	625,662
Class T Shares	3,463,852
Transfer agent networking and omnibus fees:
Class A Shares	963,511
Class C Shares	51,367
Class I Shares	1,080,989
Other transfer agent fees and expenses:
Class A Shares	20,429
Class C Shares	5,513
Class D Shares	61,917
Class I Shares	74,997
Class N Shares	55,760
Class R Shares	4,296
Class S Shares	3,702
Class T Shares	13,762
Shareholder reports expense	282,416
Affiliated fund administration fees	142,803
Non-interested Trustees’ fees and expenses	134,410
Registration fees	94,975
Professional fees	62,944
Custodian fees	32,505
Other expenses	338,820
Total Expenses	47,798,105
Less: Excess Expense Reimbursement and Waivers	(571,994)
Net Expenses	47,226,111
Net Investment Income/(Loss)	(10,267,816)

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$165,117,616
Investments in affiliates	(131,521,433)
Forward foreign currency exchange contracts	4,732,166
Total Net Realized Gain/(Loss) on Investments	38,328,349
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,490,749,863)
Investments in affiliates	(181,180,500)
Forward foreign currency exchange contracts	(1,340,114)
Total Change in Unrealized Net Appreciation/Depreciation	(2,673,270,477)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,645,209,944)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(10,267,816)	$(371,795)
Net realized gain/(loss) on investments	38,328,349	513,907,722
Change in unrealized net appreciation/depreciation	(2,673,270,477)	(812,171,554)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,645,209,944)	(298,635,627)
Dividends and Distributions to Shareholders
Class A Shares	(20,924,999)	(32,411,188)
Class C Shares	(6,930,815)	(12,074,669)
Class D Shares	(50,405,777)	(72,180,137)
Class I Shares	(93,876,832)	(135,674,407)
Class N Shares	(167,979,697)	(190,027,454)
Class R Shares	(14,531,933)	(22,546,122)
Class S Shares	(22,731,798)	(35,354,673)
Class T Shares	(122,983,539)	(184,646,954)
Net Decrease from Dividends and Distributions to Shareholders	(500,365,390)	(684,915,604)
Capital Share Transactions:
Class A Shares	(40,436,881)	(42,099,808)
Class C Shares	(14,226,249)	(35,840,614)
Class D Shares	(45,661,417)	(2,858,770)
Class I Shares	(103,144,167)	(6,060,097)
Class N Shares	212,940,963	842,909,735
Class R Shares	(9,547,281)	(25,260,699)
Class S Shares	(22,971,788)	(41,630,651)
Class T Shares	(180,316,078)	(149,200,867)
Net Increase/(Decrease) from Capital Share Transactions	(203,362,898)	539,958,229
Net Increase/(Decrease) in Net Assets	(3,348,938,232)	(443,593,002)
Net Assets:
Beginning of period	11,645,101,015	12,088,694,017
End of period	$8,296,162,783	$11,645,101,015

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.95	$33.12	$28.03	$23.79	$22.16	$23.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.08)	(0.07)	(0.08)	(0.04)	(0.10)
Net realized and unrealized gain/(loss)	(6.71)	(1.19)	6.62	4.97	3.38	1.30
Total from Investment Operations	(6.78)	(1.27)	6.55	4.89	3.34	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$21.84	$29.95	$33.12	$28.03	$23.79	$22.16
Total Return*	(23.85)%	(2.69)%	24.26%	21.06%	15.85%	4.87%
Net Assets, End of Period (in thousands)	$327,823	$491,045	$586,644	$498,657	$591,526	$580,641
Average Net Assets for the Period (in thousands)	$462,761	$501,143	$544,457	$532,950	$584,777	$584,857
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.33%	1.30%	1.26%	1.17%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.12%	1.14%	1.15%	1.10%
Ratio of Net Investment Income/(Loss)	(0.48)%	(0.28)%	(0.25)%	(0.30)%	(0.18)%	(0.40)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.45	$30.72	$26.25	$22.45	$21.13	$22.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.23)	(0.25)	(0.22)	(0.17)	(0.24)
Net realized and unrealized gain/(loss)	(6.10)	(1.14)	6.18	4.67	3.20	1.26
Total from Investment Operations	(6.24)	(1.37)	5.93	4.45	3.03	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$19.88	$27.45	$30.72	$26.25	$22.45	$21.13
Total Return*	(24.06)%	(3.26)%	23.51%	20.34%	15.11%	4.21%
Net Assets, End of Period (in thousands)	$97,076	$150,431	$206,617	$215,499	$228,218	$235,409
Average Net Assets for the Period (in thousands)	$140,847	$168,909	$219,336	$216,651	$230,812	$246,725
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.68%	1.74%	1.75%	1.78%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.68%	1.74%	1.75%	1.78%	1.73%
Ratio of Net Investment Income/(Loss)	(1.04)%	(0.84)%	(0.88)%	(0.91)%	(0.81)%	(1.02)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.79	$33.89	$28.56	$24.18	$22.47	$23.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.01	0.02	0.01	0.03	(0.03)
Net realized and unrealized gain/(loss)	(6.92)	(1.21)	6.77	5.05	3.43	1.31
Total from Investment Operations	(6.94)	(1.20)	6.79	5.06	3.46	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	(0.04)	(0.02)
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.68)	(1.75)	(2.38)
Net Asset Value, End of Period	$22.52	$30.79	$33.89	$28.56	$24.18	$22.47
Total Return*	(23.72)%	(2.41)%	24.67%	21.47%	16.18%	5.19%
Net Assets, End of Period (in thousands)	$829,322	$1,191,950	$1,302,196	$1,074,740	$923,633	$841,863
Average Net Assets for the Period (in thousands)	$1,154,923	$1,183,056	$1,190,715	$979,341	$874,957	$909,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.80%	0.81%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.81%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	(0.15)%	0.04%	0.07%	0.03%	0.14%	(0.11)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.02	$34.11	$28.72	$24.31	$22.58	$23.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.02	0.04	0.02	0.04	(0.01)
Net realized and unrealized gain/(loss)	(6.97)	(1.21)	6.81	5.08	3.45	1.30
Total from Investment Operations	(6.99)	(1.19)	6.85	5.10	3.49	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.04)	(0.05)	(0.03)
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.69)	(1.76)	(2.39)
Net Asset Value, End of Period	$22.70	$31.02	$34.11	$28.72	$24.31	$22.58
Total Return*	(23.70)%	(2.36)%	24.74%	21.52%	16.24%	5.20%
Net Assets, End of Period (in thousands)	$1,542,110	$2,235,807	$2,451,517	$1,928,184	$1,412,659	$1,270,497
Average Net Assets for the Period (in thousands)	$2,164,595	$2,206,658	$2,158,823	$1,641,647	$1,322,407	$1,332,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.75%	0.77%	0.78%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.75%	0.77%	0.78%	0.77%
Ratio of Net Investment Income/(Loss)	(0.12)%	0.08%	0.12%	0.07%	0.18%	(0.06)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.18	$34.24	$28.80	$24.37	$22.62	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.05	0.07	0.04	0.06	—(2)
Net realized and unrealized gain/(loss)	(7.02)	(1.21)	6.83	5.10	3.46	1.32
Total from Investment Operations	(7.02)	(1.16)	6.90	5.14	3.52	1.32
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.06)	(0.06)	(0.05)
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.71)	(1.77)	(2.41)
Net Asset Value, End of Period	$22.83	$31.18	$34.24	$28.80	$24.37	$22.62
Total Return*	(23.67)%	(2.26)%	24.85%	21.63%	16.39%	5.31%
Net Assets, End of Period (in thousands)	$2,964,093	$3,848,034	$3,218,359	$1,614,834	$830,583	$502,638
Average Net Assets for the Period (in thousands)	$3,916,497	$3,452,214	$2,381,425	$1,158,522	$658,825	$361,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.17%	0.23%	0.17%	0.29%	(0.01)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

Class R Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.94	$32.17	$27.34	$23.28	$21.78	$23.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.11)	(0.16)	(0.16)	(0.14)	(0.10)	(0.17)
Net realized and unrealized gain/(loss)	(6.46)	(1.17)	6.45	4.85	3.31	1.28
Total from Investment Operations	(6.57)	(1.33)	6.29	4.71	3.21	1.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$21.04	$28.94	$32.17	$27.34	$23.28	$21.78
Total Return*	(23.96)%	(2.97)%	23.91%	20.74%	15.51%	4.52%
Net Assets, End of Period (in thousands)	$228,323	$325,507	$386,643	$314,746	$248,942	$185,921
Average Net Assets for the Period (in thousands)	$313,079	$341,001	$352,329	$276,566	$217,482	$175,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.41%	1.42%	1.44%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.41%	1.42%	1.44%	1.42%
Ratio of Net Investment Income/(Loss)	(0.76)%	(0.57)%	(0.54)%	(0.58)%	(0.47)%	(0.72)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$29.65	$32.83	$27.81	$23.61	$22.01	$23.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.09)	(0.09)	(0.08)	(0.05)	(0.11)
Net realized and unrealized gain/(loss)	(6.64)	(1.19)	6.57	4.93	3.36	1.29
Total from Investment Operations	(6.71)	(1.28)	6.48	4.85	3.31	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Net Asset Value, End of Period	$21.61	$29.65	$32.83	$27.81	$23.61	$22.01
Total Return*	(23.85)%	(2.75)%	24.20%	21.05%	15.82%	4.81%
Net Assets, End of Period (in thousands)	$360,587	$520,950	$619,660	$498,839	$394,708	$336,526
Average Net Assets for the Period (in thousands)	$500,530	$541,037	$553,006	$435,784	$360,952	$363,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.17%	1.18%	1.17%
Ratio of Net Investment Income/(Loss)	(0.51)%	(0.32)%	(0.29)%	(0.33)%	(0.21)%	(0.45)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.51	$33.64	$28.39	$24.05	$22.36	$23.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.02)	(0.01)	(0.02)	0.01	(0.05)
Net realized and unrealized gain/(loss)	(6.85)	(1.21)	6.72	5.03	3.41	1.31
Total from Investment Operations	(6.89)	(1.23)	6.71	5.01	3.42	1.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.02)	(0.02)	(0.01)
Distributions (from capital gains)	(1.33)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)
Total Dividends and Distributions	(1.33)	(1.90)	(1.46)	(0.67)	(1.73)	(2.37)
Net Asset Value, End of Period	$22.29	$30.51	$33.64	$28.39	$24.05	$22.36
Total Return*	(23.77)%	(2.52)%	24.53%	21.34%	16.09%	5.12%
Net Assets, End of Period (in thousands)	$1,946,828	$2,881,377	$3,317,058	$2,784,374	$2,563,055	$2,420,726
Average Net Assets for the Period (in thousands)	$2,771,082	$2,940,071	$3,031,535	$2,611,122	$2,445,216	$2,537,954
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	(0.26)%	(0.07)%	(0.04)%	(0.07)%	0.04%	(0.20)%
Portfolio Turnover Rate	19%	26%	21%	30%	22%	27%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2020

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

28	MARCH 31, 2020

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in

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the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$12,509	$(12,509)	$—	$—
Credit Suisse International	240,333	(130,794)	—	109,539
HSBC Securities (USA), Inc.	106,785	(89,571)	—	17,214
JPMorgan Chase Bank, National Association	179,315,685	(320,685)	(178,995,000)	—

Total	$179,675,312	$(553,559)	$(178,995,000)	$126,753
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$451,612	$(12,509)	$—	$439,103
Credit Suisse International	130,794	(130,794)	—	—
HSBC Securities (USA), Inc.	89,571	(89,571)	—	—
JPMorgan Chase Bank, National Association	320,685	(320,685)	—	—

Total	$992,662	$(553,559)	$—	$439,103
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real

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Notes to Financial Statements (unaudited)

estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $179,315,685. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $183,268,019, resulting in the net amount due to the counterparty of $3,952,334.

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Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

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Notes to Financial Statements (unaudited)

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of

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Notes to Financial Statements (unaudited)

mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,891.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $544.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $1,469,638.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

38	MARCH 31, 2020

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,744,747,563	$1,853,310,429	$(1,098,062,822)	$ 755,247,607

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 359,627	$ (992,662)	$ (633,035)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,423,075	$ 67,414,767	5,303,788	$ 151,746,953
Reinvested dividends and distributions	430,742	12,926,570	787,951	19,683,017
Shares repurchased	(4,238,485)	(120,778,218)	(7,405,787)	(213,529,778)
Net Increase/(Decrease)	(1,384,668)	$ (40,436,881)	(1,314,048)	$ (42,099,808)
Class C Shares:
Shares sold	70,278	$ 1,876,441	178,730	$ 4,623,800
Reinvested dividends and distributions	226,449	6,195,654	475,221	10,925,331
Shares repurchased	(893,138)	(22,298,344)	(1,900,446)	(51,389,745)
Net Increase/(Decrease)	(596,411)	$ (14,226,249)	(1,246,495)	$ (35,840,614)
Class D Shares:
Shares sold	1,088,334	$ 30,260,291	2,198,440	$ 65,073,605
Reinvested dividends and distributions	1,590,596	49,165,318	2,756,706	70,626,814
Shares repurchased	(4,559,932)	(125,087,026)	(4,673,769)	(138,559,189)
Net Increase/(Decrease)	(1,881,002)	$ (45,661,417)	281,377	$ (2,858,770)
Class I Shares:
Shares sold	7,141,108	$ 210,008,644	14,152,570	$ 424,415,509
Reinvested dividends and distributions	2,751,472	85,708,347	4,728,948	122,006,855
Shares repurchased	(14,019,825)	(398,861,158)	(18,678,411)	(552,482,461)
Net Increase/(Decrease)	(4,127,245)	$(103,144,167)	203,107	$ (6,060,097)
Class N Shares:
Shares sold	20,577,526	$ 613,961,449	43,253,852	$1,290,802,475
Reinvested dividends and distributions	5,126,611	160,616,724	7,038,299	182,432,698
Shares repurchased	(19,283,419)	(561,637,210)	(20,874,085)	(630,325,438)
Net Increase/(Decrease)	6,420,718	$ 212,940,963	29,418,066	$ 842,909,735
Class R Shares:
Shares sold	1,450,502	$ 39,977,081	2,911,172	$ 81,513,578
Reinvested dividends and distributions	470,285	13,605,333	812,112	19,644,981
Shares repurchased	(2,316,295)	(63,129,695)	(4,492,491)	(126,419,258)
Net Increase/(Decrease)	(395,508)	$ (9,547,281)	(769,207)	$ (25,260,699)
Class S Shares:
Shares sold	2,451,325	$ 69,936,864	4,796,158	$ 138,114,867
Reinvested dividends and distributions	752,664	22,346,588	1,410,090	34,885,615
Shares repurchased	(4,085,155)	(115,255,240)	(7,511,478)	(214,631,133)
Net Increase/(Decrease)	(881,166)	$ (22,971,788)	(1,305,230)	$ (41,630,651)
Class T Shares:
Shares sold	4,883,157	$ 141,656,289	10,335,394	$ 306,156,564
Reinvested dividends and distributions	3,961,752	121,269,217	7,179,359	182,427,504
Shares repurchased	(15,946,776)	(443,241,584)	(21,701,792)	(637,784,935)
Net Increase/(Decrease)	(7,101,867)	$(180,316,078)	(4,187,039)	$ (149,200,867)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,088,452,604	$2,805,740,700	$ -	$ -

40	MARCH 31, 2020

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

42	MARCH 31, 2020

Janus Henderson Triton Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	43

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

44	MARCH 31, 2020

Janus Henderson Triton Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson Triton Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

46	MARCH 31, 2020

Janus Henderson Triton Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	57

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	MARCH 31, 2020

Janus Henderson Triton Fund

Notes

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Janus Henderson Triton Fund

Notes

NotesPage2

60	MARCH 31, 2020

Janus Henderson Triton Fund

Notes

NotesPage3

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93054 05-20

SEMIANNUAL REPORT March 31, 2020

Janus Henderson Venture Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large, addressable markets that are poised for growth over a multiyear period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Venture Fund’s Class I Shares returned -19.65% over the six-month period ended March 31, 2020. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned -17.31%, and its secondary benchmark, the Russell 2000® Index, returned -23.72%.

INVESTMENT ENVIRONMENT

Equities generated strong gains in late 2019. A benign interest rate environment, progress in U.S.-China trade relations and a strong consumer provided a positive backdrop for U.S. equities. However, U.S. stocks faced an unprecedented sell-off in 2020, with speed and magnitude of historic proportions. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when a virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved over $2 trillion in crisis support to consumers and small and large businesses. The historic March market decline erased earlier market gains, and stocks ended the six-month period sharply lower. Small-cap stocks underperformed large caps as investors lost their appetites for risk.

PERFORMANCE DISCUSSION

The Fund had negative performance for the six-month period and underperformed its primary benchmark, the Russell 2000 Growth Index. It outperformed its secondary benchmark, the Russell 2000 Index. A stock selection and underweight in health care detracted from relative results. Stock selection in industrials contributed positively.

Our relative performance throughout the period was dampened by our more cautious approach to higher-valuation, high-growth stocks in areas such as biotechnology and Software as a Service. While many of these companies remain unprofitable, their stocks outperformed, not only in the fourth quarter of 2019 but even through the sharp market sell-off in February and March of 2020. Due in part to this outperformance, we saw the technology-focused Nasdaq index outperform the S&P 500® Index by degrees not seen since the 1999 technology bubble, and this dynamic was mimicked in the small-cap benchmarks. We do not see this disconnect as sustainable in perpetuity, and we stand by our more conservative approach to these high-valuation stocks.

The COVID-19 crisis also took a sharp toll on several holdings, notably amusement park company Cedar Fair. Amusement parks have benefited in recent years from consumer preferences for new experiences, and they have been less at risk from online competition. However, amusement parks also depend on human proximity, and social distancing measures have raised questions over whether parks will open this summer. As a result, Cedar Fair’s stock fell sharply in the first quarter, and the stock was a prominent detractor.

Company-specific issues pressured the stock of consumer services company ServiceMaster Global. ServiceMaster's stock fell in the fourth quarter after it reported weaker earnings and higher-than-expected claims related to a termite infestation in Alabama. In our view, this was an isolated development we believed would prove less costly than the market anticipated. In February, ServiceMaster reported better-than-expected fourth quarter earnings and guidance, results that suggested it was able to contain the negative impact of this termite infestation. We continue to like the company’s long-term stable earnings growth profile and strong balance sheet.

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

We also believe the necessary nature of its services, many of which can be completed without face-to-face contact, may help sustain its business despite social distancing

Relative performance was aided by our investments in companies that benefit from recurring revenue streams that we believe may be less sensitive to near-term pressures on discretionary spending. Long-term holding Catalent supplies specialized ingredients and drug delivery technology to pharmaceutical companies. In our view, it represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries. Catalent benefits from a stable business model, a diversified client base and strong recurring revenues in a market segment that may be less sensitive to COVID-19 economic uncertainty. We also believe Catalent’s acquisition of Paragon will expand its capabilities in the fast-growing gene therapy market. NICE Systems, another contributor, provides technology solutions for call centers and data security, functions that are critical as more business interactions and commerce move online. Both companies have performed well, and we believe their business models are well suited for both short-term uncertainty and long-term potential.

DERIVATIVES USE

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

Looking ahead, we caution that markets could remain volatile as investors try to assess the likely progression and severity of the pandemic and the abilities of governments and health systems to respond. While we are aware of near-term risks, we believe our competitive advantage lies in our long-term time horizon. We remain focused on identifying companies we believe will thrive over a three- to five-year period, beyond this crisis. We also believe this volatility may provide unique opportunities to purchase advantaged businesses at attractive valuations.

Even as we keep focused on the future, we acknowledge the near-term strain on business models, and we continue to assess balance sheets and financials to make sure our companies have the resources to navigate near-term uncertainty. We are looking for companies that are tennis balls and not eggs — meaning they may bounce back due to their strong business models, balance sheets and competitive advantages. This is the best way we know to pursue long-term risk-adjusted returns for our investors.

2	MARCH 31, 2020

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Catalent Inc	2.49%	0.60%	ServiceMaster Global Holdings Inc	1.55%	-0.79%
Clarivate Analytics PLC	1.57%	0.60%	Cedar Fair L.P	1.28%	-0.73%
NeoGenomics Inc	1.20%	0.42%	Euronet Worldwide Inc	1.97%	-0.49%
Nice Ltd (ADR)	2.71%	0.40%	WEX Inc	1.26%	-0.39%
Everarc Holdings Ltd	0.34%	0.32%	Valvoline Inc	1.29%	-0.32%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	1.33%	17.30%	19.11%
	Other**	1.13%	3.17%	0.00%
	Real Estate	0.70%	2.05%	4.68%
	Consumer Staples	0.52%	2.21%	3.28%
	Communication Services	0.03%	0.86%	2.41%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-2.67%	22.39%	29.79%
	Information Technology	-1.09%	32.46%	17.82%
	Materials	-0.67%	4.68%	3.02%
	Consumer Discretionary	-0.50%	8.76%	11.85%
	Financials	-0.40%	5.22%	5.85%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Catalent Inc
Pharmaceuticals	3.0%
Nice Ltd (ADR)
Software	2.9%
Clarivate Analytics PLC
Diversified Financial Services	2.2%
j2 Global Inc
Software	1.9%
CSW Industrials Inc
Building Products	1.8%
11.8%

Asset Allocation - (% of Net Assets)
Common Stocks	94.0%
Investment Companies	4.7%
Investments Purchased with Cash Collateral from Securities Lending	2.6%
Preferred Stocks	0.7%
Rights	0.2%
Warrants	0.0%
Other	(2.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2020	As of September 30, 2019

4	MARCH 31, 2020

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended March 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-19.75%	-19.79%	2.52%	9.87%	10.97%	1.02%
Class A Shares at MOP(1)	-24.37%	-24.40%	1.32%	9.22%	10.78%
Class C Shares at NAV(1)	-20.01%	-20.33%	1.80%	8.85%	10.23%	1.78%
Class C Shares at CDSC(1)	-20.77%	-21.09%	1.80%	8.85%	10.23%
Class D Shares(1)	-19.66%	-19.62%	2.75%	10.20%	11.18%	0.80%
Class I Shares(1)	-19.65%	-19.58%	2.80%	10.25%	11.19%	0.75%
Class N Shares(1)	-19.61%	-19.51%	2.89%	10.29%	11.21%	0.67%
Class S Shares(1)	-19.81%	-19.91%	2.38%	9.71%	10.84%	1.17%
Class T Shares(1)	-19.70%	-19.70%	2.65%	10.09%	11.14%	0.91%
Russell 2000 Growth Index	-17.31%	-18.58%	1.70%	8.89%	7.41%
Russell 2000 Index	-23.72%	-23.99%	-0.25%	6.90%	8.49%
Morningstar Quartile - Class T Shares	-	3rd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	443/645	335/604	177/543	7/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	MARCH 31, 2020

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Beginning Account Value (10/1/19)	Ending Account Value (3/31/20)	Expenses Paid During Period (10/1/19 - 3/31/20)†	Net Annualized Expense Ratio (10/1/19 - 3/31/20)
Class A Shares	$1,000.00	$802.50	$4.64	$1,000.00	$1,019.85	$5.20	1.03%
Class C Shares	$1,000.00	$799.90	$7.51	$1,000.00	$1,016.65	$8.42	1.67%
Class D Shares	$1,000.00	$803.40	$3.61	$1,000.00	$1,021.00	$4.04	0.80%
Class I Shares	$1,000.00	$803.50	$3.43	$1,000.00	$1,021.20	$3.84	0.76%
Class N Shares	$1,000.00	$803.90	$3.02	$1,000.00	$1,021.65	$3.39	0.67%
Class S Shares	$1,000.00	$801.90	$5.27	$1,000.00	$1,019.15	$5.91	1.17%
Class T Shares	$1,000.00	$803.00	$4.10	$1,000.00	$1,020.45	$4.60	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 94.0%
Aerospace & Defense – 0.6%
HEICO Corp	251,344	$16,060,882
Auto Components – 0.6%
Visteon Corp*	303,630	14,568,167
Automobiles – 0.4%
Thor Industries Inc	217,303	9,165,841
Banks – 0.4%
UMB Financial Corp	229,164	10,628,626
Biotechnology – 8.5%
Ascendis Pharma A/S (ADR)*	105,843	11,918,980
Bridgebio Pharma Inc*,#	307,613	8,920,777
Deciphera Pharmaceuticals Inc*	307,149	12,645,324
Eagle Pharmaceuticals Inc/DE*	470,022	21,621,012
FibroGen Inc*	498,990	17,339,902
Global Blood Therapeutics Inc*	302,757	15,467,855
Heron Therapeutics Inc*	601,990	7,067,363
Immunomedics Inc*	662,534	8,930,958
Insmed Inc*	821,438	13,167,651
Knight Therapeutics Inc*	1,907,298	8,403,985
Ligand Pharmaceuticals Inc*,#	321,294	23,364,500
Mirati Therapeutics Inc*	192,599	14,805,085
Myovant Sciences Ltd*	443,697	3,349,912
Neurocrine Biosciences Inc*	285,885	24,743,347
Orchard Therapeutics plc (ADR)*	802,149	6,040,182
PTC Therapeutics Inc*	348,261	15,535,923
Rhythm Pharmaceuticals Inc*	616,852	9,388,487
		222,711,243
Building Products – 1.8%
CSW Industrials Inc£	735,056	47,668,382
Capital Markets – 2.0%
Assetmark Financial Holdings Inc*	649,286	13,238,942
LPL Financial Holdings Inc	707,788	38,524,901
		51,763,843
Chemicals – 3.3%
Chase Corp	145,656	11,986,032
HB Fuller Co	430,317	12,018,754
Sensient Technologies Corp	792,101	34,464,314
Valvoline Inc	2,101,288	27,505,860
		85,974,960
Commercial Services & Supplies – 1.6%
Brady Corp	724,320	32,688,562
Cimpress PLC*	176,942	9,413,314
		42,101,876
Construction & Engineering – 0.6%
Construction Partners Inc*,#	926,183	15,643,231
Diversified Consumer Services – 3.0%
frontdoor Inc*	686,394	23,872,783
K12 Inc*	1,006,218	18,977,271
ServiceMaster Global Holdings Inc*	1,287,999	34,775,973
		77,626,027
Diversified Financial Services – 3.4%
Clarivate Analytics PLC*	2,821,756	58,551,437
Everarc Holdings Ltd*	1,400,338	20,977,063
GTY Technology Holdings Inc*,#	1,854,210	8,381,029
GTY Technology Holdings PP*	2,606	11,190
		87,920,719
Diversified Telecommunication Services – 0.5%
Vonage Holdings Corp*	1,847,390	13,356,630
Electrical Equipment – 0.7%
EnerSys	375,988	18,618,926

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2020

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.9%
Belden Inc	678,229	$24,470,502
National Instruments Corp	327,854	10,845,410
Novanta Inc*	306,433	24,477,868
OSI Systems Inc*	363,364	25,043,047
Rogers Corp*	178,060	16,812,425
		101,649,252
Energy Equipment & Services – 0.2%
Solaris Oilfield Infrastructure Inc	765,599	4,019,395
Entertainment – 0.6%
Manchester United PLC	974,639	14,668,317
Equity Real Estate Investment Trusts (REITs) – 0.9%
Easterly Government Properties Inc	902,334	22,233,510
Food & Staples Retailing – 0.6%
Casey's General Stores Inc	121,088	16,042,949
Food Products – 0.7%
Hain Celestial Group Inc*	712,434	18,501,911
Health Care Equipment & Supplies – 8.3%
AngioDynamics Inc*	664,076	6,926,313
Axogen Inc*	896,454	9,323,122
CryoPort Inc*,#	1,180,779	20,155,898
Glaukos Corp*	242,470	7,482,624
Globus Medical Inc*	670,805	28,529,337
Heska Corp*	156,544	8,656,883
ICU Medical Inc*	129,220	26,072,719
Insulet Corp*	195,303	32,357,801
Integra LifeSciences Holdings Corp*	594,220	26,543,807
STERIS PLC	277,602	38,855,952
Surmodics Inc*	354,056	11,797,146
		216,701,602
Health Care Providers & Services – 0.6%
HealthEquity Inc*	302,771	15,317,185
Hotels, Restaurants & Leisure – 1.4%
Cedar Fair LP	479,539	8,794,745
Dunkin' Brands Group Inc	354,138	18,804,728
Monarch Casino & Resort Inc*	295,164	8,285,253
		35,884,726
Household Durables – 0.2%
Lovesac Co*,#,£	997,313	5,814,335
Information Technology Services – 4.8%
Broadridge Financial Solutions Inc	408,325	38,721,460
Euronet Worldwide Inc*	434,232	37,222,367
Repay Holdings Corp*	61,015	875,565
WEX Inc*	181,807	19,007,922
WNS Holdings Ltd*	682,390	29,329,122
		125,156,436
Insurance – 1.2%
RLI Corp	360,027	31,657,174
Life Sciences Tools & Services – 3.0%
Bio-Techne Corp	166,396	31,552,010
Codexis Inc*	1,200,123	13,393,373
ICON PLC*	8,891	1,209,176
NeoGenomics Inc*	1,201,359	33,169,522
		79,324,081
Machinery – 7.2%
Alamo Group Inc	150,274	13,341,326
Gates Industrial Corp PLC*	2,279,192	16,820,437
ITT Inc	619,002	28,077,931
Kennametal Inc	459,334	8,552,799
Kornit Digital Ltd*	858,978	21,379,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Nordson Corp	204,959	$27,683,812
Proto Labs Inc*	103,959	7,914,399
Rexnord Corp	1,485,544	33,677,282
Standex International Corp	406,318	19,917,708
Wabtec Corp	197,381	9,499,948
		186,865,604
Metals & Mining – 0.2%
Constellium SE*	980,474	5,108,270
Oil, Gas & Consumable Fuels – 0.1%
Magnolia Oil & Gas Corp*	915,977	3,663,908
Paper & Forest Products – 0.4%
Neenah Inc	213,864	9,223,954
Personal Products – 1.1%
BellRing Brands Inc*	713,795	12,170,205
Ontex Group NV	1,019,968	17,824,220
		29,994,425
Pharmaceuticals – 5.5%
Catalent Inc*	1,518,744	78,898,751
GW Pharmaceuticals PLC (ADR)*,#	153,520	13,443,746
MyoKardia Inc*	261,860	12,275,997
Phathom Pharmaceuticals Inc*	275,399	7,110,802
Prestige Consumer Healthcare Inc*	584,767	21,449,254
Zogenix Inc*	416,669	10,304,224
		143,482,774
Professional Services – 0.5%
TrueBlue Inc*	1,069,137	13,642,188
Real Estate Management & Development – 1.4%
FirstService Corp	243,182	18,754,196
Redfin Corp*	1,125,113	17,349,242
		36,103,438
Road & Rail – 0.8%
AMERCO	74,036	21,511,160
Semiconductor & Semiconductor Equipment – 1.0%
ON Semiconductor Corp*	2,034,269	25,306,306
Software – 20.5%
Altair Engineering Inc*	634,411	16,811,891
Blackbaud Inc	681,581	37,861,825
ChannelAdvisor Corp*,£	1,577,983	11,456,157
Descartes Systems Group Inc*	1,173,012	40,356,415
Envestnet Inc*	544,959	29,307,895
Everbridge Inc*	259,732	27,625,096
Guidewire Software Inc*	218,005	17,289,977
Intelligent Systems Corp*,#	315,099	10,710,215
Intelligent Systems Corp PP§	95,103	2,909,296
j2 Global Inc	672,386	50,328,092
LivePerson Inc*	869,537	19,781,967
Medallia Inc*	660,764	13,241,711
Nice Ltd (ADR)*	526,861	75,636,165
Paylocity Holding Corp*	372,129	32,866,433
RealPage Inc*	671,257	35,529,633
SailPoint Technologies Holding Inc*	1,076,291	16,381,149
SS&C Technologies Holdings Inc	1,027,948	45,044,681
Trade Desk Inc*,#	119,793	23,120,049
Tyler Technologies Inc*	96,404	28,589,570
		534,848,217
Specialty Retail – 0.5%
Williams-Sonoma Inc	300,732	12,787,125
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	190,896	12,547,594

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2020

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.5%
LendingTree Inc*,#	75,168	$13,785,060
Total Common Stocks (cost $2,201,055,056)		2,449,650,249
Preferred Stocks – 0.7%
Pharmaceuticals – 0.7%
Heska Corp	18,622	11,463,413
SutroVax Inc, 8.0000%¢,§	1,019,315	8,085,410
Total Preferred Stocks (cost $26,707,390)		19,548,823
Rights – 0.2%
Pharmaceuticals – 0.2%
Bristol-Myers Squibb Co* (cost $3,653,138)	1,068,389	4,059,878
Warrants – 0%
Diversified Financial Services – 0%
Everarc Holdings Ltd, expires, 12/1/22* (cost $14,003)	1,400,346	210,052
Investment Companies – 4.7%
Money Markets – 4.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $122,387,622)	122,374,266	122,398,741
Investments Purchased with Cash Collateral from Securities Lending – 2.6%
Investment Companies – 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	54,338,723	54,338,723
Time Deposits – 0.5%
Canadian Imperial Bank of Commerce, 0.0200%, 4/1/20	$13,947,381	13,947,381
Total Investments Purchased with Cash Collateral from Securities Lending (cost $68,286,104)		68,286,104
Total Investments (total cost $2,422,103,313) – 102.2%		2,664,153,847
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(57,016,632)
Net Assets – 100%		$2,607,137,215

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,378,893,996	89.3%
Israel	97,016,127	3.6
Canada	67,514,596	2.5
United Kingdom	34,152,245	1.3
India	29,329,122	1.1
Virgin Islands (British)	21,187,115	0.8
Belgium	17,824,220	0.7
Denmark	11,918,980	0.5
Netherlands	5,108,270	0.2
Ireland	1,209,176	0.0

Total	$2,664,153,847	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/20
Common Stocks - 0.6%
Building Products - N/A
CSW Industrials Incš	$201,830	$1,309,931	$(4,256,405)	$	N/A
Health Care Equipment & Supplies - N/A
Trinity Biotech PLC (ADR)	-	(10,035,899)	9,791,851		-
Household Durables - 0.2%
Lovesac Co*,#	-	(127,385)	(11,921,801)		5,814,335
Software - 0.4%
ChannelAdvisor Corp*	-	(506,569)	(2,855,047)		11,456,157
Total Common Stocks	$201,830	$(9,359,922)	$(9,241,402)		$17,270,492
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	736,535	(2,297)	11,119		122,398,741
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	727,424∆	-	-		54,338,723
Total Affiliated Investments - 7.4%	$1,665,789	$(9,362,219)	$(9,230,283)		$194,007,956

(1) For securities that were affiliated for a portion of the period ended March 31, 2020, this column reflects amounts for the entire period ended March 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 3/31/20
Common Stocks - 0.6%
Building Products - N/A
CSW Industrials Incš	52,913,359	2,300,441	(4,598,944)	47,668,382
Health Care Equipment & Supplies - N/A
Trinity Biotech PLC (ADR)	884,105	-	(640,057)	-
Household Durables - 0.2%
Lovesac Co*,#	15,156,287	2,838,502	(131,268)	5,814,335
Software - 0.4%
ChannelAdvisor Corp*	14,996,137	-	(178,364)	11,456,157
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	67,609,545	350,227,704	(295,447,330)	122,398,741
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	28,463,263	214,746,988	(188,871,528)	54,338,723

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2020

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	5/14/20	(4,009,800)	$4,729,471	(253,794)
Citibank, National Association:
Canadian Dollar	5/14/20	(9,273,000)	6,606,706	12,632
Canadian Dollar	5/14/20	(12,450,000)	8,626,544	(226,711)
Euro	5/14/20	(275,000)	305,443	1,738
Euro	5/14/20	(4,560,000)	4,926,541	(109,431)

				(321,772)
Credit Suisse International:
Canadian Dollar	4/23/20	(9,747,000)	7,317,018	387,494
Euro	4/23/20	(2,827,000)	3,091,780	(27,944)

				359,550
HSBC Securities (USA), Inc.:
British Pound	5/14/20	(5,736,500)	7,403,131	273,972
British Pound	5/14/20	(1,894,000)	2,282,506	(71,303)
Canadian Dollar	5/14/20	(15,738,500)	11,894,937	703,214
Euro	5/14/20	(2,220,000)	2,490,842	39,119
Euro	5/14/20	(1,531,000)	1,663,499	(27,307)

				917,695
JPMorgan Chase Bank, National Association:
Canadian Dollar	5/14/20	(19,339,000)	13,332,368	(419,687)
Total				$281,992

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,418,169

Liability Derivatives:
Forward foreign currency exchange contracts	$1,136,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$3,902,597

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (154,272)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 94,001,529

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2020.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Intelligent Systems Corp PP	3/5/20	$3,804,120	$2,909,296	0.1%
SutroVax Inc, 8.0000%	3/20/20	8,085,390	8,085,410	0.3
Total		$11,889,510	$10,994,706	0.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Financial Services	$87,909,529	$11,190	$-
Personal Products	12,170,205	17,824,220	-
Software	531,938,921	2,909,296	-
All Other	1,796,886,888	-	-
Preferred Stocks	-	11,463,413	8,085,410
Rights	4,059,878	-	-
Warrants	210,052	-	-
Investment Companies	-	122,398,741	-
Investments Purchased with Cash Collateral from Securities Lending	-	68,286,104	-
Total Investments in Securities	$2,433,175,473	$222,892,964	$8,085,410
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,418,169	-
Total Assets	$2,433,175,473	$224,311,133	$8,085,410
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,136,177	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	MARCH 31, 2020

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,470,145,891
Affiliated investments, at value(3)	194,007,956
Forward foreign currency exchange contracts	1,418,169
Closed foreign currency contracts	714,228
Non-interested Trustees' deferred compensation	51,436
Receivables:
Investments sold	16,703,649
Fund shares sold	3,832,127
Dividends	467,925
Dividends from affiliates	130,147
Foreign tax reclaims	71,362
Other assets	53,231
Total Assets	2,687,596,121
Liabilities:
Due to custodian	32
Foreign cash due to custodian	55
Collateral for securities loaned (Note 3)	68,286,104
Forward foreign currency exchange contracts	1,136,177
Closed foreign currency contracts	168,655
Payables:	—
Fund shares repurchased	4,985,847
Investments purchased	3,662,105
Advisory fees	1,497,473
Transfer agent fees and expenses	387,804
Non-interested Trustees' deferred compensation fees	51,436
Professional fees	36,607
Non-interested Trustees' fees and expenses	21,037
12b-1 Distribution and shareholder servicing fees	20,892
Affiliated fund administration fees payable	5,850
Custodian fees	3,893
Accrued expenses and other payables	194,939
Total Liabilities	80,458,906
Net Assets	$2,607,137,215

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,193,050,686
Total distributable earnings (loss)	414,086,529
Total Net Assets	$2,607,137,215
Net Assets - Class A Shares	$18,893,334
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	319,137
Net Asset Value Per Share(4)	$59.20
Maximum Offering Price Per Share(5)	$62.81
Net Assets - Class C Shares	$5,289,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,957
Net Asset Value Per Share(4)	$54.00
Net Assets - Class D Shares	$1,286,345,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,010,464
Net Asset Value Per Share	$61.22
Net Assets - Class I Shares	$227,878,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,702,295
Net Asset Value Per Share	$61.55
Net Assets - Class N Shares	$345,771,861
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,572,508
Net Asset Value Per Share	$62.05
Net Assets - Class S Shares	$51,370,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	878,988
Net Asset Value Per Share	$58.44
Net Assets - Class T Shares	$671,587,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,145,653
Net Asset Value Per Share	$60.26

(1) Includes cost of $2,204,333,753.

(2) Includes $66,615,085 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $217,769,560.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	MARCH 31, 2020

Janus Henderson Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2020

Investment Income:
Dividends	$9,505,937
Dividends from affiliates	938,365
Affiliated securities lending income, net	727,424
Unaffiliated securities lending income, net	19,160
Foreign tax withheld	(11,592)
Total Investment Income	11,179,294
Expenses:
Advisory fees	10,935,860
12b-1 Distribution and shareholder servicing fees:
Class A Shares	32,329
Class C Shares	35,642
Class S Shares	88,390
Transfer agent administrative fees and expenses:
Class D Shares	993,099
Class S Shares	88,390
Class T Shares	1,121,288
Transfer agent networking and omnibus fees:
Class A Shares	11,949
Class C Shares	2,848
Class I Shares	141,009
Other transfer agent fees and expenses:
Class A Shares	1,159
Class C Shares	362
Class D Shares	73,060
Class I Shares	7,203
Class N Shares	6,056
Class S Shares	388
Class T Shares	4,371
Shareholder reports expense	109,206
Registration fees	84,913
Affiliated fund administration fees	42,717
Non-interested Trustees’ fees and expenses	39,352
Professional fees	35,094
Custodian fees	25,831
Other expenses	120,844
Total Expenses	14,001,360
Less: Excess Expense Reimbursement and Waivers	(30,300)
Net Expenses	13,971,060
Net Investment Income/(Loss)	(2,791,766)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	163,159,139
Investments in affiliates	(9,362,219)
Forward foreign currency exchange contracts	3,902,597
Total Net Realized Gain/(Loss) on Investments	157,699,517
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(789,986,163)
Investments in affiliates	(9,230,283)
Forward foreign currency exchange contracts	(154,272)
Total Change in Unrealized Net Appreciation/Depreciation	(799,370,718)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(644,462,967)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Operations:
Net investment income/(loss)	$(2,791,766)	$(4,145,193)
Net realized gain/(loss) on investments	157,699,517	142,957,841
Change in unrealized net appreciation/depreciation	(799,370,718)	(295,047,377)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(644,462,967)	(156,234,729)
Dividends and Distributions to Shareholders
Class A Shares	(1,061,903)	(2,435,187)
Class C Shares	(360,453)	(968,975)
Class D Shares	(66,162,677)	(135,165,495)
Class I Shares	(12,211,886)	(26,407,223)
Class N Shares	(16,697,885)	(27,088,328)
Class S Shares	(2,918,301)	(6,058,641)
Class T Shares	(36,088,921)	(74,964,015)
Net Decrease from Dividends and Distributions to Shareholders	(135,502,026)	(273,087,864)
Capital Share Transactions:
Class A Shares	(2,759,328)	(360,014)
Class C Shares	(1,517,090)	(1,992,682)
Class D Shares	(185,531)	35,525,214
Class I Shares	(18,527,299)	(4,371,422)
Class N Shares	35,751,085	104,265,676
Class S Shares	(6,145,426)	407,005
Class T Shares	(20,113,870)	7,726,539
Net Increase/(Decrease) from Capital Share Transactions	(13,497,459)	141,200,316
Net Increase/(Decrease) in Net Assets	(793,462,452)	(288,122,277)
Net Assets:
Beginning of period	3,400,599,667	3,688,721,944
End of period	$2,607,137,215	$3,400,599,667

See Notes to Financial Statements.

20	MARCH 31, 2020

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$76.74	$88.38	$76.48	$66.00	$60.50	$63.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.24)	(0.25)	(0.15)	(0.04)	(0.22)
Net realized and unrealized gain/(loss)	(14.22)	(4.67)	16.26	11.78	8.38	3.98
Total from Investment Operations	(14.36)	(4.91)	16.01	11.63	8.34	3.76
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$59.20	$76.74	$88.38	$76.48	$66.00	$60.50
Total Return*	(19.75)%	(4.08)%	21.83%	17.93%	14.16%	5.50%
Net Assets, End of Period (in thousands)	$18,893	$27,201	$31,373	$21,962	$37,626	$48,546
Average Net Assets for the Period (in thousands)	$25,863	$27,960	$24,358	$29,815	$39,147	$42,275
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.02%	1.01%	1.03%	1.04%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.02%	1.01%	1.03%	1.04%	1.04%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.32)%	(0.31)%	(0.22)%	(0.07)%	(0.33)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

Class C Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$70.48	$82.39	$72.06	$62.70	$58.03	$61.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.36)	(0.72)	(0.78)	(0.62)	(0.47)	(0.66)
Net realized and unrealized gain/(loss)	(12.94)	(4.46)	15.22	11.13	7.98	3.89
Total from Investment Operations	(13.30)	(5.18)	14.44	10.51	7.51	3.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$54.00	$70.48	$82.39	$72.06	$62.70	$58.03
Total Return*	(20.01)%	(4.76)%	20.95%	17.07%	13.30%	4.75%
Net Assets, End of Period (in thousands)	$5,289	$8,561	$12,223	$13,269	$15,972	$18,387
Average Net Assets for the Period (in thousands)	$7,995	$9,783	$12,894	$13,997	$17,061	$15,695
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.73%	1.74%	1.76%	1.78%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.73%	1.74%	1.76%	1.78%	1.74%
Ratio of Net Investment Income/(Loss)	(1.02)%	(1.03)%	(1.03)%	(0.95)%	(0.81)%	(1.03)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.17	$90.73	$78.25	$67.35	$61.55	$64.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.08)	(0.08)	(0.01)	0.09	(0.06)
Net realized and unrealized gain/(loss)	(14.71)	(4.75)	16.67	12.06	8.55	3.99
Total from Investment Operations	(14.77)	(4.83)	16.59	12.05	8.64	3.93
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$61.22	$79.17	$90.73	$78.25	$67.35	$61.55
Total Return*	(19.66)%	(3.87)%	22.09%	18.20%	14.41%	5.70%
Net Assets, End of Period (in thousands)	$1,286,346	$1,668,639	$1,843,494	$1,597,029	$1,443,406	$1,337,264
Average Net Assets for the Period (in thousands)	$1,676,418	$1,668,200	$1,712,398	$1,473,945	$1,359,875	$1,473,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.81%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.10)%	(0.09)%	(0.01)%	0.15%	(0.10)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

Class I Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.57	$91.10	$78.51	$67.54	$61.69	$64.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.04)	(0.03)	0.03	0.12	(0.02)
Net realized and unrealized gain/(loss)	(14.80)	(4.76)	16.73	12.09	8.57	4.00
Total from Investment Operations	(14.84)	(4.80)	16.70	12.12	8.69	3.98
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$61.55	$79.57	$91.10	$78.51	$67.54	$61.69
Total Return*	(19.65)%	(3.82)%	22.16%	18.25%	14.46%	5.78%
Net Assets, End of Period (in thousands)	$227,879	$315,109	$362,757	$291,520	$252,126	$272,647
Average Net Assets for the Period (in thousands)	$309,739	$318,833	$317,820	$250,794	$251,451	$270,012
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.75%	0.76%	0.77%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.75%	0.76%	0.77%	0.75%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.05)%	(0.04)%	0.04%	0.20%	(0.03)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2020

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$80.15	$91.63	$78.88	$67.79	$61.86	$64.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.02	0.03	0.08	0.16	0.04
Net realized and unrealized gain/(loss)	(14.92)	(4.77)	16.83	12.16	8.61	4.00
Total from Investment Operations	(14.92)	(4.75)	16.86	12.24	8.77	4.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$62.05	$80.15	$91.63	$78.88	$67.79	$61.86
Total Return*	(19.61)%	(3.74)%	22.26%	18.36%	14.56%	5.87%
Net Assets, End of Period (in thousands)	$345,772	$411,523	$346,638	$192,210	$91,472	$21,975
Average Net Assets for the Period (in thousands)	$429,701	$365,491	$248,072	$131,281	$52,796	$10,894
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.67%	0.68%	0.67%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.03%	0.04%	0.11%	0.26%	0.06%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

Class S Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$75.85	$87.56	$75.92	$65.61	$60.24	$63.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.20)	(0.35)	(0.37)	(0.26)	(0.14)	(0.29)
Net realized and unrealized gain/(loss)	(14.03)	(4.63)	16.12	11.72	8.35	3.95
Total from Investment Operations	(14.23)	(4.98)	15.75	11.46	8.21	3.66
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$58.44	$75.85	$87.56	$75.92	$65.61	$60.24
Total Return*	(19.81)%	(4.21)%	21.64%	17.77%	14.00%	5.34%
Net Assets, End of Period (in thousands)	$51,370	$73,302	$82,776	$56,058	$40,904	$18,132
Average Net Assets for the Period (in thousands)	$70,712	$74,076	$69,664	$45,884	$29,251	$12,384
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.17%	1.17%	1.19%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.17%	1.17%	1.19%	1.17%
Ratio of Net Investment Income/(Loss)	(0.52)%	(0.47)%	(0.46)%	(0.37)%	(0.23)%	(0.45)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2020 (unaudited) and the year ended September 30	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$78.01	$89.60	$77.41	$66.70	$61.05	$64.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.16)	(0.16)	(0.07)	0.03	(0.13)
Net realized and unrealized gain/(loss)	(14.47)	(4.70)	16.46	11.93	8.46	3.98
Total from Investment Operations	(14.57)	(4.86)	16.30	11.86	8.49	3.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Total Dividends and Distributions	(3.18)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)
Net Asset Value, End of Period	$60.26	$78.01	$89.60	$77.41	$66.70	$61.05
Total Return*	(19.70)%	(3.96)%	21.95%	18.09%	14.28%	5.61%
Net Assets, End of Period (in thousands)	$671,587	$896,264	$1,009,462	$949,255	$954,070	$958,581
Average Net Assets for the Period (in thousands)	$897,030	$899,106	$978,055	$925,990	$918,072	$989,819
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.91%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.20)%	(0.20)%	(0.11)%	0.05%	(0.19)%
Portfolio Turnover Rate	15%	19%	28%	25%	22%	40%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 46 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	25

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

26	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

28	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. The withdrawal of support, a failure of measures put in place in response to such economic downturns, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There

30	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure and reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2020” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	31

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$14,370	$(14,370)	$—	$—
Credit Suisse International	387,494	(27,944)	—	359,550
HSBC Securities (USA), Inc.	1,016,305	(98,610)	—	917,695
JPMorgan Chase Bank, National Association	66,615,085	(419,687)	(66,195,398)	—

Total	$68,033,254	$(560,611)	$(66,195,398)	$1,277,245
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$253,794	$—	$—	$253,794
Citibank, National Association	336,142	(14,370)	—	321,772
Credit Suisse International	27,944	(27,944)	—	—
HSBC Securities (USA), Inc.	98,610	(98,610)	—	—
JPMorgan Chase Bank, National Association	419,687	(419,687)	—	—

Total	$1,136,177	$(560,611)	$—	$575,566
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

32	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $66,615,085. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2020 is $68,286,104, resulting in the net amount due to the counterparty of $1,671,019.

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

34	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $232,673 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $225,450 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2020.

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2020, Janus Henderson Distributors retained upfront sales charges of $120.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2020.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2020, the Fund engaged in cross trades amounting to $8,092,813 in purchases and $3,616,191 in sales, resulting in a net realized loss of $4,105,373. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,399,138,249	$671,506,850	$(406,491,252)	$ 265,015,598

Information on the tax components of derivatives as of March 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 1,418,169	$ (1,136,177)	$ 281,992

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	50,441	$ 3,580,212	127,992	$ 9,699,600
Reinvested dividends and distributions	13,410	1,061,137	37,178	2,389,411
Shares repurchased	(99,158)	(7,400,677)	(165,706)	(12,449,025)
Net Increase/(Decrease)	(35,307)	$ (2,759,328)	(536)	$ (360,014)
Class C Shares:
Shares sold	1,445	$ 102,002	3,069	$ 219,690
Reinvested dividends and distributions	4,972	359,451	16,270	965,596
Shares repurchased	(29,928)	(1,978,543)	(46,235)	(3,177,968)
Net Increase/(Decrease)	(23,511)	$ (1,517,090)	(26,896)	$ (1,992,682)
Class D Shares:
Shares sold	201,270	$ 15,233,645	392,547	$ 30,452,693
Reinvested dividends and distributions	762,734	62,376,406	1,932,473	127,929,721
Shares repurchased	(1,029,456)	(77,795,582)	(1,567,775)	(122,857,200)
Net Increase/(Decrease)	(65,452)	$ (185,531)	757,245	$ 35,525,214
Class I Shares:
Shares sold	268,683	$ 21,034,808	611,746	$ 48,621,547
Reinvested dividends and distributions	148,349	12,195,770	395,728	26,315,935
Shares repurchased	(675,110)	(51,757,877)	(1,029,167)	(79,308,904)
Net Increase/(Decrease)	(258,078)	$(18,527,299)	(21,693)	$ (4,371,422)
Class N Shares:
Shares sold	1,172,986	$ 90,625,844	1,905,155	$153,036,026
Reinvested dividends and distributions	200,567	16,616,974	404,666	27,088,328
Shares repurchased	(935,504)	(71,491,733)	(958,431)	(75,858,678)
Net Increase/(Decrease)	438,049	$ 35,751,085	1,351,390	$104,265,676
Class S Shares:
Shares sold	142,246	$ 10,551,945	406,296	$ 30,267,995
Reinvested dividends and distributions	37,342	2,918,301	95,262	6,058,641
Shares repurchased	(267,025)	(19,615,672)	(480,445)	(35,919,631)
Net Increase/(Decrease)	(87,437)	$ (6,145,426)	21,113	$ 407,005
Class T Shares:
Shares sold	548,342	$ 41,352,064	858,575	$ 66,572,855
Reinvested dividends and distributions	435,460	35,058,850	1,119,495	73,069,430
Shares repurchased	(1,327,273)	(96,524,784)	(1,754,693)	(131,915,746)
Net Increase/(Decrease)	(343,471)	$(20,113,870)	223,377	$ 7,726,539

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$473,248,929	$ 689,617,693	$ -	$ -

38	MARCH 31, 2020

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

40	MARCH 31, 2020

Janus Henderson Venture Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Janus Henderson Venture Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	43

Janus Henderson Venture Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund)

Janus Capital Management LLC (“Janus Capital”) met with the Trustees, each of whom serves as an “independent” Trustee (the “Trustees”), on December 5, 2018 and March 14, 2019, to discuss the Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) for Janus Henderson Small-Mid Cap Value Fund (formerly, Janus Henderson Select Value Fund) (“Small-Mid Cap Value Fund”) and other matters related to investment strategy changes to shift the market capitalization focus of Small-Mid Cap Value Fund (the “Strategy Change”). At these meetings, the Trustees discussed the Amended Advisory Agreement and the Strategy Change with their independent counsel, separately from management. During the course of the meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting held on March 14, 2019, the Trustees, upon the recommendation of Janus Capital, voted unanimously to approve the Amended Advisory Agreement for Small-Mid Cap Value Fund, and recommended that the Amended Advisory Agreement be submitted to shareholders for approval. The Trustees also approved matters related to the Strategy Change, effective upon approval of the Amended Advisory Agreement by the Fund’s shareholders.

In determining whether to approve the Amended Advisory Agreement, the Trustees noted their most recent consideration of Small-Mid Cap Value Fund’s current advisory agreement (the “Current Advisory Agreement”) as part of the Trustees’ annual review and consideration of whether to continue the investment advisory agreement and sub-advisory agreement, as applicable, for each Janus Henderson fund, including Small-Mid Cap Value Fund (the “Annual Review”). The Trustees noted that in connection with the Annual Review: (i) the Trustees received and reviewed information provided by Janus Capital and each sub-adviser, including Perkins Investment Management LLC (“Perkins”), in response to requests of the Trustees and their independent legal counsel, and also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant; and (ii) throughout the Annual Review, the Trustees were advised by their independent legal counsel. The Trustees also noted that based on the Trustees’ evaluation of the information provided by Janus Capital, Perkins, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between Small-Mid Cap

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Value Fund and Janus Capital and Perkins were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and Perkins, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and the Trustees unanimously approved the continuation of the Current Advisory Agreement for another year.

In considering the Amended Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Amended Advisory Agreement are discussed separately below.

• The Trustees determined that the terms of the Amended Advisory Agreement are substantially similar to those of the Current Advisory Agreement, which the Trustees recently reviewed as part of the Annual Review, and the material changes made to the Amended Advisory Agreement address the proposed change to the benchmark index and the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on Small-Mid Cap Value Fund’s historical performance over a 36-month measurement period.

• As part of the Strategy Change, Small-Mid Cap Value Fund will focus its investments on common stocks of companies that are small- and mid-capitalization stocks. The Trustees determined that the proposed benchmark index, the Russell 2500TM Value Index, is more closely aligned with a small- and mid-cap stock focus than Small-Mid Cap Value Fund’s current benchmark index, the Russell 3000® Value Index.

• Under the Amended Advisory Agreement, the structure of the performance fee was not changing, other than to utilize a different benchmark and performance calculation period to implement the new benchmark over time, and that this structure had been implemented initially for Small-Mid Cap Value Fund based on analysis provided by the independent fee consultant. The Trustees considered the information provided by Janus Capital in this regard, and noted Janus Capital’s belief that this performance fee structure remained reasonable and appropriate for Small-Mid Cap Value Fund. The Trustees concluded that this performance fee structure was reasonable for Small-Mid Cap Value Fund as proposed, and also determined to seek further analysis from their independent fee consultant with respect to this matter. In this regard, Janus Capital agreed to consider further revisions to the proposed performance fee structure should that be needed based on the additional analysis provided.

• As part of the Strategy Change, Perkins will continue to provide sub-advisory services to Small-Mid Cap Value Fund, but will utilize new portfolio managers to implement Small-Mid Cap Value Fund’s focus on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted the information provided by Janus Capital with respect to the qualifications and experience of the new portfolio managers implementing investment strategies similar to the one to be utilized by Small-Mid Cap Value Fund, and also noted that Perkins and the new portfolio managers provide sub-advisory services to other Janus Henderson funds the Trustees oversee.

• The information provided by Janus Capital with respect to (i) the impact of the Amended Advisory Agreement on the potential advisory fees to be paid by Small-Mid Cap Value Fund going forward; and (ii) the potential transaction costs and capital gains to be incurred by Small-Mid Cap Value Fund as part of the efforts to reposition Small-Mid Cap Value Fund’s portfolio to focus its investments on common stocks of companies that are small- and mid-capitalization stocks. In this regard, the Trustees noted that Small-Mid Cap Value Fund’s operating costs were not expected otherwise to materially change under the Amended Advisory Agreement.

• Janus Capital’s reasons for seeking to implement the Strategy Change, including Janus Capital’s belief that current marketplace demands for a small and mid-cap strategy, combined with Perkins’ experience in managing small- and mid-cap stocks, will provide greater opportunity for Small-Mid Cap Value Fund to grow over the long-term, and that the Strategy Change is designed to create asset growth through increased sales for Small-Mid Cap Value Fund, potentially resulting in increased operational efficiencies for Small-Mid Cap Value Fund.

• Janus Capital will pay the fees and expenses related to seeking shareholder approval of the Amended Advisory Agreement, including the costs related to the preparation and distribution of proxy materials, and all other costs incurred in connection with the solicitation of proxies.

After discussion, the Trustees determined that the overall arrangements between Small-Mid Cap Value Fund, Janus Capital, and Perkins under the Amended Advisory Agreement would continue to be fair and reasonable in light of the

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nature, extent, and quality of the services expected to be provided by Janus Capital, its affiliates, and Perkins following the Strategy Change.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93056 05-20

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 29, 2020

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 29, 2020